UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Cepton, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	No fee required
☐	Fee paid previously with preliminary materials
☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131

[•], 2024

Dear Stockholder,

You are cordially invited to attend a special meeting of stockholders of Cepton, Inc., a Delaware corporation (the “Company”). The meeting will be held on [•], [•], 2024, at [•] a.m. Pacific Time, conducted solely online via live webcast (the “Special Meeting”). We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions prior to the meeting at [website to come] and during the meeting by visiting [website to come] at the meeting date and time described in the accompanying Proxy Statement. The conference ID for the meeting is [•]#. There is no physical location for the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of July 29, 2024 (which we refer to as the “Merger Agreement”), by and among the Company, KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (“Parent” or “Koito”), and Project Camaro Merger Sub, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of Parent (“Merger Sub”). We refer to the merger of Merger Sub with and into the Company as the “merger.” At the Special Meeting, you will also be asked to consider and vote on a proposal for the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. A copy of the Merger Agreement is attached as Annex A to the Proxy Statement.

The proposed transaction constitutes a “going private transaction” under U.S. Securities and Exchange Commission (“SEC”) rules. Upon completion of the transaction, our common stock and public warrants will no longer trade on the Nasdaq Stock Market. In addition, our common stock and public warrants will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we will no longer file periodic reports with the SEC.

The Board of Directors of Cepton (the “Board”) referred consideration of any potential transaction involving the Company to a Special Committee (the “Special Committee”) of the Board, including the authority to, among other things, review, evaluate, negotiate, approve or not approve and recommend or not recommend to the Board and our stockholders any proposal made by Parent. The Special Committee unanimously (i) determined that the merger and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and its stockholders, and (ii) recommended that the Board (A) approve, adopt and declare advisable that the Company enter into the Merger Agreement and certain other transaction documents and agreements to which the Company is or will be a party and perform its covenants and other obligations therein, and consummate the transactions contemplated by the Merger Agreement and such other transaction documents, including the merger, upon the terms and subject to the conditions set forth therein and (B) direct that the adoption of the Merger Agreement be submitted to a vote of our stockholders at a meeting of our stockholders. In addition, the Special Committee believes that the Merger is fair to the Company’s stockholders (other than Parent, Merger Sub or any of their respective affiliates or the Rolling Participants (defined below)).

In evaluating the Merger Agreement and the transactions contemplated thereby, including the merger, the Special Committee consulted with its own independent legal and financial advisors and, in making its recommendation to the Board, considered a number of factors. In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and, in making its determination, including its recommendation to our stockholders, the Board considered a number of factors, including the recommendation of the Special Committee. Such factors considered by the Special Committee and the Board are described more fully in the accompanying Proxy Statement.

The Board (acting on the recommendation of the Special Committee, whose analyses and determinations the Board adopted as its own in its evaluation of the fairness of the merger), after considering the factors more fully described in the enclosed Proxy Statement: (1) determined that the merger, and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of the Company and its stockholders and (2) approved the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement.

The Board recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; and (2) “FOR” the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this Special Meeting. Whether or not you plan to attend the virtual Special Meeting, please sign, date and return the accompanying proxy card or voting instruction form in the postage-paid envelope provided or submit your proxy or voting instructions electronically via the internet or by telephone. See “About the Special Meeting and the Transaction — How do I vote?” in the Proxy Statement for more details. You may also vote your shares online during the Special Meeting. Instructions for each type of voting are included on your proxy card or voting instruction form. Returning the proxy card or voting instruction form or submitting your proxy or voting instructions electronically does not deprive you of your right to attend the virtual Special Meeting and to vote your shares online during the virtual Special Meeting.

Very truly yours,

Jun Pei
Chairman of the Board, President
and Chief Executive Officer

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131

_________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [•], 2024

_________________________________

Notice is given that a special meeting of stockholders (which we refer to, together with any adjournment, postponement or other delay thereof, as the “Special Meeting”) of Cepton, Inc., a Delaware corporation (which we refer to as the “Company” or “Cepton”), will be held on [•], [•], 2024, at [•] a.m., Pacific time, for the following purposes:

Proposal 1 — Approval of a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated July 29, 2024 (the “Merger Agreement”), by and among the Company, KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (“Parent” or “Koito”), and Project Camaro Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and an indirectly wholly owned subsidiary of Parent (the “Transaction Proposal”).

Proposal 2 — Approval of a proposal to adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Transaction Proposal (the “Adjournment Proposal”)

Such other business as may properly come before the meeting, or any adjournment or postponement thereof.

IMPORTANT — NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING.    The Special Meeting will be held by means of a live interactive webcast on the internet at [website to come]. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a proxy card. Accordingly, the Proxy Statement and accompanying proxy card will first be mailed to our stockholders on or about [•], 2024. Our proxy materials are also available to our stockholders free of charge at http://investors.cepton.com.

The stockholders of record of our common stock as of the close of business on [•], 2024, will be entitled to vote at the Special Meeting, or any adjournment or postponement thereof. Holders of our shares of Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Stock”) or warrants shall not be entitled to vote at the Special Meeting. For a period of 10 days ending on the day before the Special Meeting date, a complete list of stockholders of record of our common stock entitled to vote at the Special Meeting will be available for inspection in our principal executive offices at 399 West Trimble Road, San Jose, California 95131.

Your vote is important to us.    Whether or not you plan to attend the virtual Special Meeting, we urge you to submit your proxy or voting instructions as soon as possible to ensure your shares are represented at the Special Meeting. The voting procedures are described under “About the Special Meeting and the Transaction” in the accompanying Proxy Statement.

Cepton’s Board (acting on the recommendation of the Special Committee, whose analyses and determinations the Board adopted as its own in its evaluation of the fairness of the merger) recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; and (2) “FOR” the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

The stockholders or beneficial owners of record who do not vote in favor of the proposal to adopt the Merger Agreement will have the right to seek appraisal of the “fair value” of their shares of our common stock (exclusive of any elements of value arising from the accomplishment or expectation of the merger and together with interest (as described in the accompanying Proxy Statement) to be paid on the amount determined to be “fair value”) in lieu of receiving $3.17 in cash per share, without interest and subject to any applicable withholding taxes, for each share of our common stock that they own if the merger is completed, as determined in accordance with Section 262 of the General Corporation Law of the State of Delaware (which we refer to as the “DGCL”). To do so, a record stockholder or beneficial owner must properly demand appraisal before the vote is taken on the Merger Agreement and comply with all other requirements of the DGCL, which are summarized in the accompanying Proxy Statement.

By Order of the Board of Directors,

Jun Pei
President and Chief Executive Officer
[•], 2024

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

[•], 2024

SPECIAL MEETING AGENDA

Proposals	Page	Voting Standard	Board Recommendation
Transaction Proposal	22

An affirmative vote of the holders of our common stock representing a majority of the outstanding shares of our common stock entitled to vote. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting.

			For
Adjournment Proposal	76

An affirmative vote of a majority in voting power of the shares of our common stock present in person or represented by proxy at our Special Meeting and entitled to vote at our Special Meeting. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting.

			For

Record Date; Shares Entitled to Vote; Quorum

Only our common stockholders as of the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee to access the stockholder list during the Special Meeting.

As of the record date, there were [•] shares of our common stock issued and outstanding and entitled to vote at the Special Meeting. Each share of our common stock issued and outstanding as of the close of business on the record date is entitled to one vote per share on each matter properly submitted for a vote at the special meeting.

The presence, in person or by proxy, of the holders of a majority of all outstanding shares of our common stock entitled to vote at the Special Meeting as of the record date shall constitute a quorum for the transaction of business at the Special Meeting.

Vote Required; Abstentions and Broker Non-Votes

Approval of the Transaction Proposal requires the affirmative vote of the holders of a majority of our common stock outstanding as of the record date and entitled to vote on the proposal. Adoption of the Merger Agreement by our stockholders is a condition to the closing of the merger (the “Closing”).

Approval of the Adjournment Proposal to solicit additional proxies if there are insufficient votes to adopt the Transaction Proposal at the time of the Special Meeting requires the affirmative vote of a majority in voting power of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote at our Special Meeting.

If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the Transaction Proposal and will have no impact on the Adjournment Proposal to solicit additional proxies if there are insufficient votes to adopt the Transaction Proposal at the time of the Special Meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists.

A “broker non-vote” generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. Any “broker non-votes” will be counted for the purpose of determining whether a quorum is present. If there are broker non-votes, each broker non-vote will have the same effect as a vote “AGAINST” the Transaction Proposal, but will have no effect on the Adjournment Proposal if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Transaction Proposal at the time of the Special Meeting.

Revocability of Proxies

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:

•        signing another proxy card with a later date and returning it to us by mail or submitting a new proxy electronically by telephone or the internet after the date of the earlier submitted proxy (your latest telephone or internet voting instructions will be followed) but prior to the Special Meeting;

•        delivering a written notice of revocation to our Corporate Secretary prior to the voting of the proxy at the Special Meeting; or

•        attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.

If you have submitted a proxy, your attendance at the Special Meeting, in the absence of voting at the Special Meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

If you hold your shares in “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting.

Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, postponed or delayed.

i

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131

PROXY STATEMENT
General

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cepton, Inc. for use at the special meeting of stockholders (the “Special Meeting”) to be held on [•], 2024 at [•] a.m., Pacific Time. The Special Meeting will be conducted virtually via live webcast. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters to be brought before the Special Meeting. Please read it carefully.

On or about [•], 2024, the proxy materials for the Special Meeting, including this Proxy Statement, were first sent to our common stockholders entitled to vote at the Special Meeting.

Unless otherwise indicated, the terms “Cepton, Inc.,” “Cepton,” “the Company,” “we,” “our” and “us” are used in these proxy materials to refer to Cepton, Inc. We are incorporated in the state of Delaware and the Company’s website can be found at http://www.cepton.com. Our common stock is traded on the Nasdaq Capital Market (“Nasdaq”) under the symbol “CPTN”. Information contained on or accessible through Cepton’s website is not a part of this Proxy Statement.

Unless otherwise defined in the Proxy Statement, capitalized terms are defined below in the text or under “Merger Agreement” in Proposal 1.

Summary Term Sheet

Except as otherwise specifically noted in this Proxy Statement “Cepton,” the “Company,” “we,” “our,” “us” and similar words refer to Cepton, Inc., including, in certain cases, our subsidiaries. Throughout this Proxy Statement, the “Board” refers to the Board of Directors of Cepton. Throughout this Proxy Statement, we refer to KOITO MANUFACTURING CO., LTD. as “Koito,” or “Parent,” Project Camaro Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent, as “Holdco” and Project Camaro Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco, as “Merger Sub,” and Parent, Holdco and Merger Sub are collectively referred to as the “Koito Entities.” In addition, throughout this Proxy Statement we refer to the Agreement and Plan of Merger (as it may be amended from time to time), dated July 29, 2024, among Parent, Merger Sub and the Company as the “Merger Agreement.”

This summary highlights selected information from this Proxy Statement related to the proposed merger of Merger Sub (an indirect, wholly owned subsidiary of Parent) with and into Cepton, with Cepton surviving the merger and continuing as an indirect controlled subsidiary of Parent. We refer to that transaction as the “merger.”

Because the Merger is a “going private transaction,” the Company has filed with the SEC a Transaction Statement on schedule 13E-3 (the “Schedule 13E-3”) with respect to the merger. You may obtain any additional information about the Schedule 13E-3 under “Where You Can Find More Information.”

This Proxy Statement may not contain all of the information that is important to you. To understand the merger more fully and for a complete description of its legal terms, you should carefully read this entire Proxy Statement, including its annexes and the other documents to which we refer in this Proxy Statement. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.” A copy of the Merger Agreement is attached as Annex A to this Proxy Statement. We encourage you to read the Merger Agreement, which is the legal document that governs the merger, carefully and in its entirety.

Introduction

On July 29, 2024, the Company agreed to be acquired by Koito. If the merger is completed, each outstanding share of our common stock, par value $0.00001 per share (which we refer to as our “common stock”), will be converted into the right to receive an amount in cash, without interest, equal to $3.17 per share subject to the terms and conditions in the Merger Agreement.

Parties Involved in the Merger

Cepton

Cepton is a Silicon Valley innovator of LiDAR-based solutions for automotive, smart cities, smart spaces and smart industrial applications. With its patented LiDAR technology, Cepton aims to take LiDAR mainstream and achieve a balanced approach to performance, cost and reliability, while enabling scalable and intelligent 3D perception solutions across industries. Founded in 2016 and led by industry veterans with decades of collective experience across a wide range of advanced LiDAR and imaging technologies, Cepton is focused on the mass market commercialization of high-performance, high-quality LiDAR solutions. Cepton is headquartered in San Jose, CA and has a center of excellence facility in Troy, MI to provide local support to automotive customers in the Metro Detroit area. Cepton also has a presence in Germany to serve European customers.

Our common stock and public warrants are listed for trading on the Nasdaq Capital Market under the symbols “CPTN” and “CPTNW,” respectively. Our corporate office is located at 399 West Trimble Road, San Jose, California 95131, and our telephone number is (408) 459-7579.

Parent

Parent is a joint stock corporation (kabushiki kaisha) incorporated under the laws of Japan with the name KOITO MANUFACTURING CO., LTD and whose shares are listed on the Tokyo Stock Exchange. Parent’s principal business is the production and sale of automotive lighting equipment in Japan and overseas, as well as the production and sale of railroad car control equipment, aircraft components and seats for railroad cars and aircraft. The principal office address of Parent is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan. The telephone number for the principal office of Parent is +81-3-3443-7111.

Merger Sub

Merger Sub, a Delaware corporation, was formed on July 22, 2024, as an indirect, wholly owned subsidiary of Parent, solely for the purpose of completing the merger and has conducted no business activities other than those related to the structuring and negotiation of the merger. The principal executive office address of Merger Sub is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan. The telephone number for the principal office of Merger Sub is +81-3-3443-7111.

Effect of the Merger

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement and in accordance with the DGCL, Merger Sub will merge with and into Cepton on the date of the filing of a certificate of merger with the Secretary of State of the State of Delaware (the “Effective Time”). As a result, the separate corporate existence of Merger Sub will cease and Cepton will survive the merger and continue to exist after the merger as an indirect controlled subsidiary of Koito.

The merger will become effective when Cepton, Parent and Merger Sub cause to be executed and filed a certificate of merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL, or such other date and time as is agreed upon by the parties and specified in the certificate of merger.

Merger Consideration

At the Effective Time, each outstanding share of our common stock (subject to certain limited exceptions) will be automatically canceled and will cease to exist and will be converted into the right to receive $3.17 in cash, without interest. We refer to this amount as the “per share merger consideration.” After the merger is completed, you will have the right to receive the per share merger consideration for each share of our common stock that you own, but you will no longer have any rights as a stockholder of the Company (except that our stockholders who properly and validly exercise and perfect, and do not validly withdraw or otherwise lose, their demand for appraisal or dissenters’ rights under the DGCL will have the right to receive a payment for the “fair value” of their shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described in the section of this Proxy Statement captioned “The Transaction — Appraisal Rights”).

Rollover Agreement

Concurrently with the execution of the Merger Agreement, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui, as stockholders of the Company holding [•]% of our outstanding common stock as of the Record Date, entered into a Rollover Agreement, pursuant to which, immediately prior to the Effective Time, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui will contribute 1,291,810, 515,886 and 476,549 shares of our common stock (the “Rollover Shares”), respectively, to Holdco, in exchange for equity interests in Holdco and will not receive the per share merger consideration in respect of each of the Rollover Shares. For more information about the Rollover Participants, see “Rollover Agreement” in Proposal 1.

The Special Meeting

Date, Time and Place

The Special Meeting will be held on [•], 2024, at [•], Pacific time. You may attend this Special Meeting solely via a live interactive webcast on the internet at www.[website].com. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders.

Purpose

At the special meeting, we will ask stockholders to vote on proposals to: (1) adopt the Merger Agreement; and (2) adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the Special Meeting.

Record Date; Shares Entitled to Vote

You are entitled to vote at the special meeting if you owned shares of our capital stock as of the close of business on [•] (the “Record Date”). Each share of our common stock outstanding as of the close of business on the Record Date will have one vote on each matter submitted for a vote at the Special Meeting. Neither the Company’s warrants to purchase shares of common stock nor the holders of our non-voting Preferred Stock are entitled to vote at the Special Meeting.

Quorum

As of the Record Date, there were [•] shares of our common stock outstanding and entitled to vote at the Special Meeting. The presence, in person or by proxy, of the holders of a majority of all of the outstanding shares of our common stock entitled to vote at the Special Meeting as of the record date shall constitute a quorum for the transaction of business at the Special Meeting.

Required Vote

The proposals to be voted on at the special meeting require the following votes:

•        Proposal 1:    Approval of the Transaction Proposal requires a quorum and the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote thereon at the Special Meeting that are voted “FOR” or “AGAINST” the Transaction Proposal.

•        Proposal 2:    Approval of the Adjournment Proposal requires a quorum and the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote at the Special Meeting that are voted “FOR” or “AGAINST” the Adjournment Proposal.

Recommendation of the Special Committee

The Special Committee of the Board (the “Special Committee”) engaged Craig-Hallum Capital Group LLC (“Craig-Hallum”), to act as its financial advisor with respect to a possible sale of the Company pursuant to an engagement letter dated January 17, 2024. On July 28, 2024, Craig-Hallum rendered its oral opinion (which was subsequently confirmed in writing) to the Special Committee that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the merger consideration to be offered to the holders of shares of our common stock (other than Unaffiliated Stockholders) in the merger is fair, from a financial point of view, to such Unaffiliated Stockholders.

After careful consideration, including a thorough review of the Merger Agreement, the other transaction documents and the terms of the merger, and taking into account the presentations made to the Special Committee and various other factors discussed and considered by the Special Committee, and after due consideration of its fiduciary duties under applicable law, the Special Committee has determined that the terms of the Merger Agreement, the other transaction documents and the merger, including the merger consideration payable in connection therewith, are advisable, fair to, and in the best interests of, the Company and its Unaffiliated Stockholders (defined below). Accordingly, the Special Committee unanimously recommended that the Board approve, adopt and declare advisable and in the best interests of the Company and its stockholders the Merger Agreement, the other transaction documents and the merger.

Recommendation of the Board and Reasons for the Merger

The Board (other than the Koito-appointed members of the Board (the “Koito Designees”), after considering various factors described in the section of this Proxy Statement captioned “The Transaction — Reasons for the Transaction; Recommendations of the Special Committee and the Board,” acting on the recommendation of the Special

Committee, unanimously: (1) determined that the merger is fair to and in the best interests of the Company and its stockholders, including the unaffiliated security holders as defined under Rule 13e-3 under the Exchange Act and (2) approved, adopted and declared advisable the Merger Agreement and the other transaction documents to which the Company is a party.

The Board (other than the Koito Designees) recommends that you vote: (1) “FOR” the Transaction Proposal and (2) “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the Special Meeting.

Please see the section in Proposal 1 entitled “The Transaction — Reasons for the Transaction; Recommendations of the Special Committee and the Board” for a detailed discussion.

Voting Support Agreements

Concurrently with the execution and delivery of the Merger Agreement, Parent and the Company entered into with each of Dr. Jun Pei, the Company’s President and Chief Executive Officer and Chairman of the Board, Dr. Jun Ye, a member of the Board, and Dr. Mark McCord, the chairman of the Company’s technology advisory board and former Chief Technology Officer, Voting Support Agreements in their capacities as stockholders. Pursuant to the Voting Support Agreements, each of the stockholders above agreed, subject to the terms of the Voting Support Agreements, to cause the outstanding shares of our common stock beneficially owned by such stockholder as of the Record Date for the Special Meeting to, among other things, (a) appear at such meeting or otherwise cause their shares of our common stock to be counted as present for the purpose of establishing a quorum, (b) be voted to approve any matters necessary or reasonably requested by the Company for consummation of the transactions contemplated by the Merger Agreement, (c) be voted against any Acquisition Proposal or Acquisition Transaction (as each term is defined below) and any other action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect any of the transactions contemplated by the Merger Agreement and (d) be subject to a voting proxy pursuant to which Parent will be such stockholder’s attorney-in-fact and proxy. The aggregate number of shares of our common stock beneficially owned by the stockholders party to the Voting Support Agreements and required to be voted or cause to be voted in favor of the adoption of the Merger Agreement pursuant to the Voting Support Agreements represents approximately 38.7% of the outstanding shares of our common stock, and along with the shares of our common stock beneficially owned by Koito (excluding the shares of our common stock to which the shares of Preferred Stock held by Koito are convertible), approximately 50.9% of the outstanding shares of our common stock. The affirmative vote by all of the stockholders party to the Voting Support Agreements, together with the affirmative vote of Parent, will be sufficient to establish a quorum and approve the Transaction Proposal.

For additional details, see “Voting and Support Agreements” of Proposal 1.

Treatment of Equity Awards in the Merger

Treatment of Company Options

Each compensatory option to purchase shares of our common stock (a “Company Option”) that is outstanding immediately prior to the Effective Time, whether or not vested or exercisable, will be cancelled, and the holder of such option will be entitled to receive, at or promptly after the Effective Time, an amount in cash, less any withholding taxes, determined by multiplying (i) the excess, if any, of the per-share merger consideration over the applicable exercise price per share of the Company Option by (ii) the number of shares of our common stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that is outstanding immediately prior to the Effective Time with a per-share exercise price that is greater than or equal to the per-share merger consideration will be cancelled at the Effective Time without payment.

Treatment of Company RSUs

Each service-based restricted stock unit or deferred stock unit of the Company (“Company RSU”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and the holder of such Company RSU will be entitled to receive (without interest), at or promptly after the Effective Time, for each such Company RSU an amount in cash, less any withholding taxes, determined by multiplying (i) the per share merger consideration by (ii) the number of shares of our common stock underlying such Company RSU immediately prior to the Effective Time; provided, that as to any such Company RSU that is not vested as of the Effective Time, the merger consideration for such unvested Company RSU will remain subject to the vesting conditions that applied to such Company RSU immediately prior to the Effective Time (including any provisions for accelerated vesting of such Company RSU in connection with a termination of the holder’s employment) and will be payable only if and to the extent such vesting conditions are satisfied.

Treatment of Company PSUs

Each award of performance-based restricted stock units of the Company (“Company PSU”) that is outstanding immediately prior to the Effective Time will vest as to the number of Company PSUs determined in accordance with the applicable award agreement and will be canceled and converted into the right to receive (without interest), at or promptly after the Effective Time, an amount in cash (without interest) determined by multiplying (i) the per-share merger consideration by (ii) the number of shares of our common stock underlying such vested Company PSUs, less any withholding taxes. Any Company PSU that is not vested as of immediately prior to the Effective Time will be canceled at the Effective Time without payment of any consideration therefor. As of the date hereof, it is expected that the outstanding Company PSUs will not vest and will be cancelled without payment at the Effective Time.

For more information about the treatment of equity awards, see “The Transaction — Effect of the Merger on Our Capital Stock and Equity Awards.”

Treatment of Warrants in the Merger

The exercise price for the Company’s warrants is $115.00 per share, which exceeds the per share merger consideration under the Merger Agreement. Accordingly, at the Effective Time, each outstanding warrant will, in accordance with its terms under the Warrant Agreement, dated as of January 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for shares of our common stock and will become a warrant exercisable for the merger consideration. If a holder properly exercises a warrant within 30 days following the public disclosure of the consummation of the merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price, as defined in the Warrant Agreement, with respect to such exercise will be reduced by an amount (in dollars and in no event less than zero) equal to the difference of (a) the Warrant Price in effect prior to such reduction minus (b) (i) the per share merger consideration minus (ii) the Black-Scholes Warrant Value (as defined in the Warrant Agreement).

Appraisal Rights

Our stockholders and beneficial owners of our common stock are entitled, under certain circumstances, to seek appraisal of their shares in connection with the merger under Delaware law. Pursuant to Section 262(d) of the DGCL, this Proxy Statement serves as notice that record or beneficial owners of our common stock may be entitled to appraisal rights under Section 262 (which we refer to as “Section 262”) of the DGCL in connection with the merger. Under Section 262 of the DGCL, if the merger is consummated, our stockholders (including beneficial owners of shares of our common stock) will be entitled to seek appraisal of their shares of our common stock if they (1) do not vote in favor of the Transaction Proposal; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) meet certain statutory requirements described in this Proxy Statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal. This means that these persons will be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation (defined below) makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Interests of Directors and Executive Officers in the Merger

In considering the recommendation of the Board and the Special Committee that you vote to adopt the Transaction Proposal, you should be aware that the Company’s directors and executive officers may have interests in the Transaction that may be different from, or in addition to, those of the Company stockholders generally. These interests include, among others:

•        Parent will contribute its shares of our common stock as well as its shares of Preferred Stock to Holdco and will not receive the per share merger consideration.

•        Certain directors and executive officers that are Rollover Participants will not receive the per share merger consideration in respect of each of the Rollover Shares (as defined below) in the same manner as all of our other stockholders. For more information about the Rollover Participants, see “Rollover Agreement” in Proposal 1.

•        Our directors and executive officers will receive per share merger consideration for their shares of common stock underlying certain of their equity awards in the same manner as all of our other equity award holders. For more information about the treatment of equity awards, see “The Transaction — Effect of the Merger on Our Capital Stock and Equity Awards.”

•        We intend to enter into new employment agreements with named executive officers, Dr. Jun Pei and Dr. Dongyi Liao, which provide for certain severance and other separation benefits.

For a discussion of these interests, please see the section entitled “Interests of Certain Persons in the Transaction.”

Material U.S. Federal Income Tax Consequences of the Merger

The merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder (defined below) will recognize gain or loss equal to the difference, if any, between the amount of cash received in the merger and the U.S. Holder’s adjusted tax basis in the Company’s common stock exchanged therefor.

A Non-U.S. Holder (as defined below) generally will not be subject to U.S. federal income tax with respect to the exchange of our capital stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax. A more complete description of material U.S. federal income tax consequences of the merger is provided in the section of this Proxy Statement captioned “The Merger Agreement — Material U.S. Federal Income Tax Consequences of the Transaction” in Proposal 1. Stockholders should consult their tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Conditions to the Transaction

The respective obligations of Parent and the Company to consummate the merger are subject to the satisfaction or waiver of the following conditions:

•        the Company’s receipt of the Requisite Stockholder Approval (defined below) at the Special Meeting; and

•        no temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction, in each case, issued by a court or other governmental authority of competent jurisdiction will be in effect, and no law will have been enacted, entered, enforced or deemed applicable to the merger by a governmental authority of competent jurisdiction, that in each case prohibits, makes illegal, or enjoins the consummation of the merger.

The obligations of Parent to consummate the merger are subject to the satisfaction or waiver of each of the following conditions:

•        other than the Company Fundamental Representations (defined below) and the representation and warranty of the Company relating to the absence of certain changes, the representations and warranties of the Company set forth in the Merger Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect (defined below) qualifications set forth therein) as of July 29, 2024, and as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had and would not reasonably be expected to have a Company Material Adverse Effect;

•        the Company Fundamental Representations will be true and correct in all material respects (except those representations and warranties of the Company contained in the Company capitalization section of the Merger Agreement, which will be true and correct (other than de minimis inaccuracies)) as of July 29, 2024, and as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

•        the Company will have performed and complied in all material respects with the covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by it at or prior to the Closing;

•        the CFIUS approval will have been obtained, and such CFIUS approval will be in full force and effect;

•        no Company Material Adverse Effect will have occurred after July 29, 2024; and

•        Parent will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the closing conditions relating to the Company’s representations and warranties, the Company’s performance obligations, governmental approvals, and Company Material Adverse Effect have been satisfied.

The obligations of the Company to consummate the Transaction are subject to the satisfaction or waiver of each of the following conditions:

•        the Parent Fundamental Representations (defined below) will be true and correct in all material respects as of July 29, 2024, and as of the date of Closing as if made at and on the date of Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

•        Parent will have performed and complied in all material respects with the covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by Parent at or prior to the Closing; and

•        the Company will have received a certificate of Parent, validly executed for and on behalf of Parent and in its name by a duly authorized officer thereof, certifying that the closing conditions relating to Parent’s representations and warranties and Parent’s performance obligations have been satisfied.

Delisting and Deregistration of Our Common Stock and Warrants

If the merger is completed, our common stock and warrants will no longer be traded on Nasdaq and will be deregistered under the Securities Exchange Act of 1934 (which we refer to as the “Exchange Act”). At that time, we will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC with respect to our common stock or warrants.

Effect on Cepton if the Merger is Not Completed

If the Merger Agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead, (1) Cepton will remain an independent public company; (2) our common stock and warrants will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC. In addition, if the merger is not completed, we expect that: (a) Cepton’s management will continue to operate the business as it is currently being operated and (b) our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which we operate and adverse economic conditions.

Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, there can be no assurance as to the price at which our common stock may trade, and the price of our common stock could decline significantly.

About the Special Meeting and the Transaction

The Company is furnishing this Proxy Statement to its common stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting or any adjournment or postponement thereof. This Proxy Statement provides the Company’s stockholders with the information they need to know to be able to vote at the Special Meeting or any adjournment or postponement thereof. The following questions and answers are intended to briefly address some commonly asked questions regarding the Transaction, the Merger Agreement and the Special Meeting. These questions and answers may not address all of the questions that may be important to you as a stockholder of the Company. Please refer to the detailed information contained elsewhere in this Proxy Statement, including the Merger Agreement and the documents referred to or incorporated by reference in this Proxy Statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 86 or “Incorporation of Certain Information By Reference” beginning on page 89.

Q.     Who is soliciting my vote?

A.     This Proxy Statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board for use at the Special Meeting.

Q.     Why am I receiving this Proxy Statement?

A.     On July 29, 2024, we announced our entry into the Merger Agreement, which provides that Parent will acquire Cepton for $3.17 in cash per share of our common stock, without interest and subject to any applicable withholding taxes, for each share of our common stock that you own at the Effective Time. In order to complete the merger, among other conditions, our stockholders must vote on a proposal to adopt the Merger Agreement (the “Transaction Proposal”). We are also requesting that stockholders approve a proposal to adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Transaction Proposal (the “Adjournment Proposal”).

This Proxy Statement, which you should read carefully, contains important information about the merger, the Merger Agreement, the Special Meeting and the matters to be voted on at the Special Meeting. The enclosed materials allow you to submit a proxy to vote your shares of our common stock without attending the Special Meeting and to ensure that your shares of our common stock are represented and voted at the Special Meeting.

You have been identified as a stockholder of the Company as of the close of business on the Record Date (defined below) and are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. See below under “How do I vote?”

Although it is not currently expected, the Special Meeting may be adjourned or postponed. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting.

Q.     What is the Transaction and what effects will it have on the Company?

A.     The proposed merger is the acquisition of the Company by Parent. If the Transaction Proposal is approved by our stockholders and the other closing conditions set out in the Merger Agreement are satisfied or waived, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the merger, the Company will become an indirect controlled subsidiary of Parent owned by Parent and the Rollover Participants, and our common stock and the public warrants will no longer be publicly traded and will no longer be listed on Nasdaq. In addition, our common stock and warrants will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

After careful consideration, our Board (excluding the Koito Designees and acting on the recommendation of the Special Committee, whose analyses and determinations the Board adopted as its own in its evaluation of the fairness of the merger) has determined that the Merger Agreement and the transactions contemplated thereby are fair to and in the best interests of the Company and the Company’s stockholders and has approved the Merger Agreement and the transactions contemplated thereby. In addition, the Board (excluding the Koito Designees) believes that the merger is fair to our “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act. Accordingly, the Board (excluding the Koito Designees) recommends that its stockholders vote “FOR” the approval of the Transaction Proposal and “FOR” the Adjournment Proposal, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Transaction Proposal.

Q.     What will I receive if the merger is completed?

A.     Upon completion of the merger, you will be entitled to receive $3.17 in cash per share of our common stock, without interest and subject to any applicable withholding taxes, for each share of our common stock that you own immediately prior to the Effective Time, unless you have properly exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL. For example, if you own 100 shares of our common stock, you will receive $317 in cash in exchange for your shares, without interest and less any applicable withholding taxes.

Q.     How does the per share price compare to the market price of our common stock?

A.     This amount constitutes a premium of approximately 25 percent over our closing stock price on July 26, 2024, the last full trading day prior to the public announcement of our entry into the Merger Agreement.

Q.     What will happen to the Company’s incentive awards?

A.     Restricted Stock Units.    As of immediately prior to the Effective Time, certain of the outstanding awards of restricted stock units (which we refer to as “Company RSUs”) will automatically vest and be cancelled and converted into, for each share of our common stock subject to the award immediately prior to the Effective Time, the right to receive a payment equal to the per share merger consideration, subject to all applicable federal, state and local tax withholdings and deductions (the “RSU Payment”). In the case of a Company RSU that is subject to certain vesting conditions (achievement for these purposes will be determined in accordance with the terms expressly specified in the award agreement) will, upon satisfaction of such vesting conditions, be cancelled and converted into, for each share of our common stock subject to the award immediately prior to the Effective Time the right to receive the RSU Payment.

Stock Options.    As of immediately prior to the Effective Time, each outstanding option will be cancelled and, in exchange therefor, the holder of such cancelled option will be entitled to receive a payment in cash of an amount equal to the product of (1) the total number of shares of our common stock subject to such option and (2) the excess of the per share merger consideration over the aggregate exercise price per share of such option, subject to all applicable federal, state and local tax withholdings and deductions. To the extent the exercise price per share of any outstanding options exceeds the per share merger consideration, such option will be cancelled without consideration.

Performance-Based Stock Units.    Each award of performance-based restricted stock units of the Company (“Company PSU”) that is outstanding immediately prior to the Effective Time will vest as to the number of Company PSUs determined in accordance with the applicable award agreement and will be canceled and converted into the right to receive (without interest), at or promptly after the Effective Time, an amount in cash (without interest) determined by multiplying the per share price by the number of shares of our common stock underlying such vested Company PSUs, less any withholding taxes. Any Company PSU that is not vested as of immediately prior to the Effective Time will be canceled at the Effective Time without payment of any consideration therefor.

Q.     What will happen to the Company’s warrants?

A.     The exercise price for the Company’s warrants is $115.00 per share, which exceeds the per share merger consideration under the Merger Agreement. Accordingly, at the Effective Time, each outstanding warrant will, in accordance with its terms under the Warrant Agreement, automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for shares of our common stock and will become a warrant exercisable for the merger consideration. If a holder properly exercises a warrant within

30 days following the public disclosure of the consummation of the merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price, as defined in the Warrant Agreement, with respect to such exercise will be reduced by an amount (in dollars and in no event less than zero) equal to the difference of (a) the Warrant Price in effect prior to such reduction minus (b) (i) the per share merger consideration minus (ii) the Black-Scholes Warrant Value (as defined in the Warrant Agreement).

Q.     When and where is the Special Meeting?

A.     The meeting will be held on [•], 2024, at [•] a.m. Pacific Time, conducted solely online via live webcast at [website], and can also be accessed by phone at +1 800-450-7155 (within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada). The conference ID for the meeting is [•]#. There is no physical location for the Special Meeting.

Q.     What am I being asked to vote on at the Special Meeting?

A.     At the Special Meeting, holders of the Company’s common stock will be asked to consider and vote on the Transaction Proposal and the Adjournment Proposal.

Q.     How does the Board recommend that I vote?

A.     After careful consideration, the Board (excluding the Koito Designees) recommends (acting on the recommendation of the Special Committee, whose analyses and determinations the Board adopted as its own in its evaluation of the fairness of the merger) that you vote your shares of our common stock “FOR” the approval of the Transaction Proposal and “FOR” the approval of the Adjournment Proposal.

Pursuant to an engagement letter, the Special Committee retained Craig-Hallum as its financial advisor in connection with the merger. On July 28, 2024, at a meeting of the Special Committee, Craig-Hallum rendered its oral opinion to the Special Committee, subsequently confirmed in writing, as to the fairness, from a financial point of view, to the Unaffiliated Stockholders (as defined below) of the merger consideration to be received by such holders of common stock in the proposed merger of the Company with Merger Sub pursuant to the Merger Agreement.

For a discussion of the factors that the Board and Special Committee considered in determining to approve the execution and delivery of the Merger Agreement by the Company and to recommend the approval of the transactions contemplated by the Merger Agreement, please see the section in Proposal 1 entitled “The Transaction — Reasons for the Transaction; Recommendations of the Special Committee and the Board.” In considering the recommendation of the Board and the Special Committee that you vote to adopt the Merger Agreement, you should be aware that the Company’s directors and executive officers may have interests in the Transaction that may be different from, or in addition to, those of the Company stockholders generally. These interests include, among others:

•        Parent will contribute its shares of our common stock as well as its shares of Preferred Stock to Holdco (as defined below) and will not receive the per share merger consideration.

•        Certain directors and executive officers that are Rollover Participants will not receive the per share merger consideration in respect of each of the Rollover Shares (as defined below) in the same manner as all of our other stockholders. For more information about the Rollover Participants, see “Rollover Agreement” in Proposal 1.

•        Our directors and executive officers will receive per share merger consideration for their shares of common stock underlying certain of their equity awards in the same manner as all of our other equity award holders. For more information about the treatment of equity awards, see “The Transaction — Effect of the Merger on Our Capital Stock and Equity Awards.”

•        We intend to enter into new employment agreements with named executive officers, Dr. Jun Pei and Dr. Dongyi Liao, which provide for certain severance and other separation benefits.

For a discussion of these interests, please see the section entitled “Interests of Certain Persons in the Transaction.”

Q.     May the Board change its recommendation?

A.     If the Company receives an Acquisition Proposal (as defined below) that was not received as a result of a breach of the Merger Agreement, and the Board determines that such Acquisition Proposal constitutes a Superior Proposal (as defined below) or would reasonably be expected to lead to a Superior Proposal, then at any time prior to obtaining the Requisite Stockholder Approval (as defined below), the Board (acting on the recommendation of the Special Committee) may effect a Company Board Recommendation Change (as defined below) with respect to such Acquisition Proposal and, after complying with the terms of the Merger Agreement, terminate the Merger Agreement if, in each case, the Board (acting on the recommendation of the Special Committee) determines in good faith that such Acquisition Proposal constitutes a Superior Proposal and that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law; provided, that the Board may not effect a Company Board Recommendation Change or terminate the Merger Agreement unless (A) the Company has given prior written notice to Parent of its intention to take such action, (B) the Company has negotiated with Parent in good faith (to the extent requested by Parent) regarding any modifications to the terms and conditions of the Merger Agreement proposed by Parent in writing following delivery by the Company of such notification, and (C) if Parent has delivered to the Company a written, binding and irrevocable offer to alter the terms or conditions of the Merger Agreement, the Board (acting on the recommendation of the Special Committee) has determined in good faith, after considering the terms of such offer by Parent, that such Acquisition Proposal continues to be a Superior Proposal and that the failure to make such Company Board Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law.

Q.     Who is entitled to vote at the Special Meeting?

A.     All holders of shares of the Company’s common stock as of the Record Date, which is the close of business on [•], 2024, are entitled to vote at the Special Meeting. Each holder of our common stock is entitled to one vote for each share of our common stock held on the Record Date. As of the close of business on the Record Date, there were [•] shares of our common stock outstanding. Neither the Company’s holders of warrants to purchase shares of common stock nor the holders of our non-voting Preferred Stock are entitled to vote at the Special Meeting.

Q.     What is the difference between holding shares as a stockholder of record and in “street name” as a beneficial owner?

A.     Our stockholders may hold their shares of our common stock through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. Summarized below are some of the differences between shares held of record and those owned beneficially in “street name.”

•        Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered, with respect to those shares, the stockholder of record and this Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to vote your shares at the Special Meeting or to grant your proxy directly to certain officers of the Company to vote your shares at the Special Meeting.

•        Beneficial Owner.    If your shares are held through a broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and this Proxy Statement was forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares on your behalf at the Special Meeting, or you may contact your broker, bank or other nominee to obtain a “legal proxy” giving you the right to vote at the Special Meeting.

Q.     Why are you holding a virtual meeting instead of a physical meeting?

A.     We have decided to hold our Special Meeting virtually. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world.

Q.     How can I attend the virtual Special Meeting?

A.     The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by live webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held.

You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting [website] or by phone at +1 800-450-7155 (within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada). You also will be able to vote your shares online by attending the Special Meeting by webcast.

To participate in the Special Meeting, you will need to review the information included on your proxy card, voting instruction form or on the Notice. The conference ID for the meeting is [•]#. In addition, if you hold your shares through an intermediary, such as a broker, bank or other nominee, you must register in advance using the instructions below.

The virtual Special Meeting will begin promptly at [•] a.m., Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Q.     How do I register to attend the Special Meeting virtually on the internet?

A.     If you are a stockholder of record (i.e., you hold your shares through our transfer agent, Continental), you do not need to register to attend the Special Meeting virtually on the internet. Please follow the instructions on the proxy card or notice that you received.

If you hold your shares through an intermediary, such as a broker, bank or other nominee, you must register in advance to attend the Special Meeting virtually on the internet. To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings of shares of common stock of Cepton, Inc., along with your name and email address, to Continental. Requests for registration must be labeled as “Legal Proxy” and be received no later than 05:00 p.m., Eastern Time, on [•], 2024. You should contact the broker, bank or other nominee that holds your shares to obtain your legal proxy.

You will receive a confirmation of your registration by email after Continental receives your registration materials.

Requests for registration should be directed to Continental at the following:

By email: Forward the email from the broker, bank or other nominee that holds your shares, or attach an image of your legal proxy, to proxy@continentalstock.com.

By phone: You may call +1-917-262-2373.

Q.     How do I vote?

A.     You may vote your shares during the Special Meeting by participating in the live webcast at [website]. You may vote your shares before the Special Meeting via the internet, by telephone, or by mail. If you vote via the internet or by telephone, you do not need to mail in a proxy card or voting instructions.

Stockholder of Record:    If you hold your shares of common stock as a record holder, you can vote your shares without attending the Special Meeting in the following ways:

•        By Internet — Visit [website] before the Special Meeting. Have your proxy card available when you access the website.

•        By Telephone — Dial +1 (866) 894-0536, conference ID: [•]#. Have your proxy card available when you call.

•        By Mail — Complete, sign and return the accompanying proxy card using the enclosed postage-paid envelope.

Shares Registered in Street Name:    If you hold your shares of common stock in “street name,” which means your shares are held of record by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares without attending the Special Meeting. Your broker, bank or other nominee will allow you to deliver your voting instructions over the internet and may also permit you to vote by telephone. In addition, you may submit your voting instructions by completing, dating and signing the voting instruction form that was included with this Proxy Statement and promptly returning it in the enclosed postage-paid envelope.

Whether or not you plan to attend the virtual Special Meeting, we urge you to vote your shares by completing and returning the proxy card or voting instruction form as promptly as possible, or by voting by telephone or via the internet, prior to the Special Meeting to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

Q.     What is the deadline for voting?

A.     If you are a stockholder of record, your proxy must be received by telephone or internet by 11:59 p.m., Eastern Time, on [•], 2024, the day before the Special Meeting, in order for your shares to be voted at the Special Meeting. If you are a stockholder of record and you cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card by mail, your proxy card must be received before the Special Meeting for your shares to be voted at the Special Meeting.

If you hold your shares in “street name,” please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares.

Q.     How can I change or revoke my vote?

A.     If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:

•        signing another proxy card with a later date and returning it to us by mail or by submitting a new proxy electronically by telephone or the internet after the date of the earlier submitted proxy (your latest telephone or internet voting instructions will be followed) but prior to the Special Meeting;

•        delivering to the Corporate Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Special Meeting; or

•        by attending the Special Meeting and voting at the virtual Special Meeting using the control number on the enclosed proxy card. Attendance at the Special Meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131
Attn: [•]

Any change to your proxy that is provided by telephone or the internet must be submitted by 11:59 p.m., Eastern Time, on [•], 2024, the day before the Special Meeting.

If your shares are held in “street name,” you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.

Q.     How will my shares be voted on the proposals at the Special Meeting?

A.     The shares of common stock represented by all properly submitted proxies will be voted at the Special Meeting as instructed or, if no instruction is given, will be voted “FOR” the Transaction Proposal and “FOR” the Adjournment Proposal.

Q.     What happens if I do not give specific voting instructions?

A.     If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the internet but do not specify how you want to vote your shares on a particular proposal, then the named proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this Proxy Statement. See above under “How does the Board recommend that I vote?”

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of common stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of common stock held in “street name” on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. The Transaction Proposal is a non-routine matter. Accordingly, if you hold your shares in “street name” through a brokerage account, your broker will not be able to exercise its discretion to vote uninstructed shares on the Transaction Proposal. The Adjournment Proposal is a routine matter. Accordingly, if you hold your shares in “street name” through a brokerage account, your broker will be able to exercise its discretion to vote uninstructed shares on the Adjournment Proposal at the Special Meeting.

Q.     What will happen if I abstain from voting or fail to vote on the proposals or fail to instruct my broker, bank or other nominee how to vote on the proposals?

A.     You may vote “FOR,” “AGAINST” or “ABSTAIN.” If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the Transaction Proposal and will have no impact on the Adjournment Proposal to solicit additional proxies if there are insufficient votes to adopt the Transaction Proposal at the time of the Special Meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists.

A “broker non-vote” generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. If there are broker non-votes, each broker non-vote will count as a vote “AGAINST” the Transaction Proposal, but will have no effect on the Adjournment Proposal if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Transaction Proposal at the time of the Special Meeting.

Q.     Who will count the votes?

A.     The votes will be counted by the inspector of elections appointed for the Special Meeting.

Q.     What do I do if I receive more than one proxy or set of voting instructions?

A.     If you received more than one proxy card or voting instruction form, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each proxy card or voting instruction form that you received in order for all of your shares to be voted at the Special Meeting.

Q.     How many votes must be present to hold the Special Meeting?

A.     A majority of the outstanding shares of common stock entitled to vote as of the Record Date must be present at the Special Meeting, in person or by proxy, in order to conduct business at the Special Meeting. This is called a “quorum.” Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Special Meeting, we expect that the Special Meeting will be adjourned to solicit additional proxies as permitted by our Amended and Restated Bylaws (the “Bylaws”).

Q.     What vote is required for the Company’s stockholders to approve the Transaction Proposal?

A.     Approval of the Transaction Proposal requires a quorum and the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote thereon at the Special Meeting that are voted “FOR” or “AGAINST” the Transaction Proposal. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting. If you hold your shares in “street name” (that is, your shares are held in an account at and registered in the name of a brokerage firm, bank, broker-dealer or similar organization), if you do not provide voting instructions with respect to your shares of common stock, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” The Transaction Proposal is a “non-routine” proposal. Abstentions and broker non-votes shall not be counted as votes “FOR” or “AGAINST” the Transaction Proposal.

The affirmative vote by all of the Supporting Stockholders, together with the affirmative vote of Parent, will be sufficient to approve the Transaction Proposal, subject to a Company Board Recommendation Change. See “The Voting Support Agreements” in Proposal 1 for more information.

Q.     What vote of the Company’s stockholders is required to approve the Adjournment Proposal?

A.     Approval of the Adjournment Proposal requires a quorum and the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote at the Special Meeting that are voted “FOR” or “AGAINST” the Adjournment Proposal. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting. If you hold your shares in “street name”, your broker or other organization may vote your shares under limited circumstances if you do not provide voting instructions before the Special Meeting. These circumstances include voting your shares on so-called “routine matters.” The Adjournment Proposal is a “routine” matter. Abstentions shall not be counted as votes “FOR” or “AGAINST” the Adjournment Proposal.

Q.     How many votes can be cast by all stockholders?

A.     Each share of common stock is entitled to one vote. There is no cumulative voting. There were [•] shares of common stock outstanding and entitled to vote on the Record Date.

Q.     When do you expect the Transaction to be completed?

A.     We are working towards completing the Transaction as soon as possible. Assuming timely satisfaction of closing conditions, including approval by our stockholders of the Transaction Proposal, we anticipate that the Transaction will be completed in the first quarter of calendar year 2025.

Q.     What happens if the Transaction is not completed?

A.     If the Transaction Proposal is not approved by the stockholders of the Company or if the Transaction is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead: (1) we will remain an independent public company; (2) our common stock and warrants will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.

In certain specified circumstances in which the Merger Agreement is terminated, we have agreed to pay Parent a termination fee. If the Merger Agreement is terminated in certain specified circumstances for a failure to obtain CFIUS (defined below) approval, Parent has agreed to pay us a termination fee.

For more information, see the section of this Proxy Statement captioned “The Merger Agreement — Termination Fee; Effect of Termination.”

Q.     What conditions must be satisfied to complete the Transaction?

A.     The Company and Parent are not required to complete the Transaction unless a number of conditions are satisfied or waived. These conditions include, among others: (i) the approval of the Transaction Proposal by our stockholders at the Special Meeting; (ii) no temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the merger issued by a court or other governmental authority of competent jurisdiction is in effect and no law has been enacted, entered, enforced or deemed applicable to the Transaction by a governmental authority of competent jurisdiction, that prohibits, makes illegal, or enjoins the consummation of the Transaction, (iii) the Company has obtained CFIUS (defined below) approval and such CFIUS approval is in full force and effect; and (iv) customary conditions in favor of each of the parties regarding the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and the other party’s performance and compliance with its covenants, obligations and conditions contained in the Merger Agreement (subject to customary materiality qualifiers). For a more complete summary of the conditions that must be satisfied or waived prior to the completion of the Transaction, see “The Merger Agreement — Conditions to the Transaction” in Proposal 1.

Q.     Is the Transaction expected to be taxable to U.S. stockholders?

A.     Yes. The merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder (defined below) will recognize gain or loss equal to the difference, if any, between the amount of cash received in the merger and the U.S. Holder’s adjusted tax basis in the Company’s common stock exchanged therefor.

A Non-U.S. Holder (as defined below) generally will not be subject to U.S. federal income tax with respect to the exchange of our capital stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax. A more complete description of material U.S. federal income tax consequences of the merger is provided in the section of this Proxy Statement captioned “The Merger Agreement — Material U.S. Federal Income Tax Consequences of the Transaction” in Proposal 1. Because particular circumstances may differ, we recommend that you consult your tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction. This discussion is provided for general information only and does not constitute legal advice to any holder.

Q.     Do any of the Company’s directors or officers have interests in the Transaction that may differ from or be in addition to my interests as a stockholder?

A.     As of the Record Date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate, [•] shares (or approximately [•]%) of our common stock (not including any shares of our common stock deliverable upon exercise or conversion of or underlying any options, warrants or the Company restricted stock unit awards). The directors and executive officers of the Company have informed the Company that they currently intend to vote all such shares of our common stock “FOR” the approval of the Transaction Proposal and “FOR” the Adjournment Proposal, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Transaction Proposal.

In addition, concurrently with the execution of the Merger Agreement, Dr. Jun Pei, the Company’s President and Chief Executive Officer and Chairman of the Board, Dr. Jun Ye, a member of the Board, and Mr. Mark McCord, the chairman of the Company’s technology advisory board and former Chief Technology Officer, entered into Voting Support Agreements. Each Voting Support Agreement will result in all of the outstanding shares of common stock beneficially owned by Messrs. Pei, Ye and McCord as of the Record Date for the Special Meeting to, among other things, be voted in favor of the Transaction Proposal, subject to a Company Board Recommendation Change. See “Voting Support Agreements” in Proposal 1 for more information.

Further, concurrently with the execution of the Merger Agreement, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui, as stockholders of the Company holding [•]% of our outstanding common stock as of the Record Date, entered into a Rollover Agreement, pursuant to which, immediately prior to the Effective Time, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui will contribute Rollover Shares to Holdco in exchange for equity interests in Holdco. A copy of the Rollover Agreement is attached as Annex C to this Proxy Statement. See “Rollover Agreement” in Proposal 1 for more information.

In considering the recommendation of the Board with respect to the Transaction Proposal, you should be aware that our directors and executive officers may have interests in the Transaction that may be different from, in conflict with or in addition to the interests of our stockholders generally. The Board was aware of and considered these interests, at the time, among other matters, in evaluating and negotiating the Merger Agreement, approving the Merger Agreement and the Transaction and in recommending that the Merger Agreement be adopted by the stockholders of the Company. See “Interests of Certain Persons in the Transaction.”

Q.     What happens if I sell my shares of the Company’s common stock after the Record Date but before the Special Meeting?

A.     The Record Date for stockholders entitled to vote at the Special Meeting is earlier than both the date of the Special Meeting and the consummation of the Transaction. If you sell or transfer your shares of our common stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies Cepton in writing of such special arrangements, you will transfer the right to receive an amount in cash equal to the per share merger consideration with respect to such shares, if the merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or transfer your shares of our capital stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).

You will lose appraisal rights if you transfer the shares before the Effective Time of the merger. For more information, see the section of this Proxy Statement captioned “The Transaction — Appraisal Rights” in Proposal 1.

Q.     What governmental and regulatory approvals are required?

A.     The Merger Agreement requires the Company to make notice filings to the Committee on Foreign Investment in the United States (“CFIUS”) and obtain CFIUS approval for the merger to be consummated.

Q.     Am I entitled to appraisal rights under the DGCL?

A.     Our common stockholders and beneficial owners of our common stock are entitled, under certain circumstances, to seek appraisal of their shares in connection with the merger under Delaware law. Pursuant to Section 262(d) of the DGCL, this Proxy Statement serves as notice that record or beneficial owners of our capital stock may be entitled to appraisal rights under Section 262 of the DGCL in connection with the merger. Under Section 262 of the DGCL, if the merger is consummated, our stockholders (including beneficial owners of shares of our common stock) will be entitled to seek appraisal of their shares of our common stock if they (1) do not vote in favor of the adoption of the Transaction Proposal; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time of the merger; (4) meet certain statutory requirements described in this Proxy Statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal. This means that these persons will be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. The DGCL requirements for exercising appraisal rights are described in additional detail in this Proxy

Statement, which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights, available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Q.     Who will solicit and pay the cost of soliciting proxies?

A.     The Company has engaged Advantage Proxy (the “proxy solicitor”) to assist in the solicitation of proxies for the Special Meeting. The expense of soliciting proxies will be borne by the Company. The Company estimates that it will pay the proxy solicitor a fee of approximately $[•], plus reimbursement of related expenses. The Company has also agreed to reimburse the proxy solicitor for certain reasonable and documented fees and expenses and will indemnify the proxy solicitor and all of its directors, officers, employees and agents against certain claims, expenses, losses, damages and/or liabilities. The Company may also reimburse banks, brokers or their agents for their expenses in forwarding proxy materials to beneficial owners of our common stock. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.     Who can help answer any other questions I might have?

A.     If you have additional questions about the Transaction, need assistance in submitting your proxy or voting your shares of our common stock or need additional copies of the Proxy Statement or the enclosed proxy card, please contact Advantage Proxy, our proxy solicitor using the contact information below:

Advantage Proxy
24925 13th Place South
Des Moines, Washington 98198
(206) 870-8565

Cautionary Statement Regarding Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. All statements, other than statements of historical or current facts included in this Proxy Statement, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “objective,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “milestone,” “designed to,” “proposed” or other similar expressions that predict or imply future events, trends, terms and/or conditions or that are not statements of historical matters.

The Company cautions readers of this Proxy Statement that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, that could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement between the parties to the proposed Transaction; (ii) the failure to obtain the approval of the Transaction Proposal from the Company’s stockholders, (iii) the failure to obtain certain regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed Transaction within the expected timeframes or at all; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Transaction; (v) the effect of the announcement of the proposed Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (vi) uncertain global macro-economic and political conditions; and (vii) other risks listed from time to time in the Company’s filings with the SEC. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Proxy Statement. Accordingly, undue reliance should not be placed upon the forward-looking statements. All forward-looking statements speak only as of the date hereof.

You should not rely upon forward-looking statements as predictions of future events. New risks and uncertainties emerge from time to time and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Proxy Statement. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.

The forward-looking statements made in this Proxy Statement relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this Proxy Statement to reflect events or circumstances after the date of this Proxy Statement or to reflect new information or the occurrence of unanticipated events, except as required by law.

Proposal 1: Approval of the TRANSACTION (INCLUDING ADOPTION OF the Agreement and Plan of Merger (as it may be amended from time to time), dated July 29, 2024)

The Transaction

The rights and obligations of the parties to the Merger Agreement are governed by the specific terms and conditions of the Merger Agreement and not by any summary or other information provided in this Proxy Statement. Therefore, this discussion of the merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and incorporated into this Proxy Statement by reference. You should read the entire Merger Agreement carefully as it is the legal document that governs the merger.

Parties Involved in the Merger

Cepton, Inc.

Cepton is a Silicon Valley innovator of LiDAR-based solutions for automotive, smart cities, smart spaces and smart industrial applications. With its patented LiDAR technology, Cepton aims to take LiDAR mainstream and achieve a balanced approach to performance, cost and reliability, while enabling scalable and intelligent 3D perception solutions across industries. Founded in 2016 and led by industry veterans with decades of collective experience across a wide range of advanced LiDAR and imaging technologies, Cepton is focused on the mass market commercialization of high-performance, high-quality LiDAR solutions. Cepton is headquartered in San Jose, CA and has a center of excellence facility in Troy, MI to provide local support to automotive customers in the Metro Detroit area. Cepton also has a presence in Germany to serve European customers.

Our common stock and public warrants are listed for trading on the Nasdaq Capital Market under the symbols “CPTN” and “CPTNW,” respectively. Our corporate office is located at 399 West Trimble Road, San Jose, California 95131, and our telephone number is (408) 459-7579.

Parent

Parent is a joint stock corporation (kabushiki kaisha) incorporated under the laws of Japan with the name KOITO MANUFACTURING CO., LTD and whose shares are listed on the Tokyo Stock Exchange. Parent’s principal business is the production and sale of automotive lighting equipment in Japan and overseas, as well as the production and sale of railroad car control equipment, aircraft components and seats for railroad cars and aircraft. The principal office address of Parent is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan. The telephone number for the principal office of Parent is +81-3-3443-7111.

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each executive officer and director of Parent. During the past five years, none of the persons listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, none of the persons listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the principal office address of Parent and business address of each listed director and officer is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan and Parent’s telephone number is +81-3-3443-7111. Parent, a Japanese kabushiki kaisha, is headquartered in Tokyo, Japan.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Masahiro Otake, Chairman and CEO	Japan	Senior Managing Director and Chairman of Koito. Has worked at Koito since 1977.
Michiaki Kato, President and COO	Japan	Senior Managing Director; President of Koito since June 2021. Has worked at Koito since 1982.
Masami Uchiyama, Executive Vice President	Japan	Senior Managing Director; Executive Vice President of Koito since June 2021. Has worked at Koito since 1983.
Hideharu Konagaya, Executive Vice President	Japan	Senior Managing Director; Executive Vice President of Koito since June 2023. Has worked at Koito since 1987.
Katsuyuki Kusakawa, Senior Managing Director	Japan	Senior Managing Director of Koito. Has worked at Koito since April 2011.
Jun Toyota, Senior Managing Director	Japan	Senior Managing Director of Koito since June 2023; Senior Managing Corporate Officer from June 2021 to June 2022; Senior Managing Director from June 2021 to June 2022. Has worked at Koito since 1983.
Haruya Uehara, Outside Director	Japan

Outside Director of Koito; Senior Advisor of Mitsubishi UFJ Trust and Banking Corporation. Has served worked at Mitsubishi UFJ Trust and Banking Corporation since April 1969 (then Mitsubishi Trust and Banking Corporation). Mitsubishi UFJ Trust and Banking Corporation is the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services group. Its principal business address is 4-5-1, Marunouchi, Chiyoda-ku, Tokyo 100-8212, Japan.

Kingo Sakurai, Outside Director	Japan	Outside Director of Koito. Registered as certified public accountant since 1972.
Chika Igarashi, Outside Director	Japan

Outside Director of Koito since June 2022; Partner attorney at Nishimura & Asahi (Gaikokuho Kyodo Jigyo). Has worked at Nishimura & Asahi (Gaikokuho Kyodo Jigyo) (then Asahi Law Office) since July 2006 and has been an attorney since 1997. Nishimura & Asahi (Gaikokuho Kyodo Jigyo) is a law firm. Its principal business address is Otemon Tower, 1-1-2 Otemachi, Chiyoda-ku, Tokyo 100-8124, Japan.

Risa Tanaka, Outside Director	Japan

Outside Director of Koito since June 2022. Ms. Tanaka served as External Director of Broadleaf Co., Ltd. from March 2020 to April 2021. Broadleaf Co., Ltd. is a developer and provider of software cloud services for the mobility industry. Its principal business address is Floor 8, Glass Cube Shinagawa, 4-13-14 Higashi Shinagawa, Shinagawa-ku, Tokyo 140-0002, Japan. Ms. Tanaka currently serves as outside Director of IMURAYA GROUP CO., LTD. since June 2021. IMURAYA GROUP CO., LTD. is the holding company of various food companies. Its principal business address is 7-1-1, Takachaya, Tsu City, Mie, Japan. Ms. Tanaka also serves as president of the Graduate School of Project Design. The Graduate School of Project Design is a professional graduate school offering a degree in product design. Its principal place of business is 3-13-16 Minami Aoyama, Minato-ku, Tokyo 107-0062, Japan. Ms. Tanaka also services as Executive Director and Executive Vice President of Mie University since April 2021. Mie University is a national university with its principal business address at 1577 Kurimamachiya-cho, Tsu City, Mie, 514-8507 Japan.

Merger Sub

Merger Sub, a Delaware corporation, was formed on July 22, 2024, as an indirect, wholly owned subsidiary of Parent, solely for the purpose of completing the merger and has conducted no business activities other than those related to the structuring and negotiation of the merger. The principal executive office address of Merger Sub is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan. The telephone number for the principal office of Merger Sub is +81-3-3443-7111.

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each executive officer and director of Merger Sub. During the past five years, none of the persons listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, none of the persons listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the principal office address of Merger Sub and business address of each listed director and officer is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan and its telephone number is +81-3-3443-7111. Merger Sub is a Delaware corporation, was formed solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. Merger Sub is an indirect, wholly owned subsidiary of Parent.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Hideharu Konagaya, Director and President	Japan	Senior Managing Director; Executive Vice President of Koito since June 2023. Has worked at Koito since 1987.
Satoshi Kabashima, Secretary	Japan	Manager. Has worked at Koito since 2003.

Effect of the Merger

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement and in accordance with the DGCL, Merger Sub will merge with and into Cepton. As a result, the separate corporate existence of Merger Sub will cease and Cepton will survive the merger and continue to exist after the merger as an indirect controlled subsidiary of Koito.

Effect of the Merger for Parent

The Merger Agreement provides that Merger Sub will merge with and into the Company, with the Company as the Surviving Corporation as an indirect controlled subsidiary of Parent. Following the merger, the Surviving Corporation will cease to be a publicly traded company and, as a result of the merger, will become an indirect controlled subsidiary of Parent. As a result, Parent will control the Surviving Corporation and benefit from the Surviving Corporation’s future earnings, growth and value.

At the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with applicable law or until their earlier death, resignation or removal.

At the Effective Time, the certificate of incorporation of the Company will be amended and restated in its entirety to read as set forth in Exhibit A to the Merger Agreement, and as so amended and restated, will be the certificate of incorporation of the Surviving Corporation. At the Effective Time, the Company’s by-laws will be amended and restated to read as set forth in the by-laws of Merger Sub in effect immediately prior to the Effective Time, except that all references therein to Merger Sub will be amended to become references to the Surviving Corporation, and the by-laws, as so amended and restated, will be the by-laws of the Surviving Corporation.

Following the completion of the merger, there will be no further market for the shares of our common stock or warrants and, as promptly as practicable following the Effective Time and in compliance with applicable law, our common stock and warrants will be delisted from Nasdaq, deregistered under the Exchange Act and will cease to be publicly traded. See the section of this proxy statement entitled “The Transaction — Plans for the Company after the Merger.” As such, the Surviving Corporation will be relieved of the requirements applicable to public companies, including, among other things, the pressure to meet analyst forecasts and the requirements and restrictions on trading that directors, officers and beneficial owners of more than 10% of the shares of the common shares face as a result of the provisions of Section 16 of the Exchange Act. The Surviving Corporation will also be relieved of the obligation to separately prepare and furnish information to its shareholders. Parent will benefit from any regulatory compliance cost savings realized by the Surviving Corporation after it becomes a private company.

The primary detriments of the merger to Parent include the fact that all of the risk of any possible decrease in the future earnings, growth or value of the Company following the merger will be borne by Parent. Additionally, Parent’s ownership of the Surviving Corporation will be illiquid, with no public trading market for the securities of the Surviving Corporation.

Effect on Cepton if the Merger is Not Completed

If the Merger Agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead, (1) Cepton will remain an independent public company; (2) our common stock and warrants will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC. In addition, if the merger is not completed, we expect that: (a) Cepton’s management will continue to operate the business as it is currently being operated and (b) our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which we operate and adverse economic conditions.

Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, there can be no assurance as to the price at which our common stock may trade, and the price of our common stock could decline significantly.

Accordingly, there can be no assurance as to the effect of the merger not being completed on the future value of your shares of our common stock. If the merger is not completed, the Company’s Board will continue to evaluate and review, among other things, our business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the Merger Agreement is not adopted by our stockholders or if the merger is not completed for any other reason, our business, prospects or results of operation may be adversely impacted.

In specified circumstances in which the Merger Agreement is terminated, we have agreed to pay Koito the applicable termination fee.

Effect of the Merger on Our Capital Stock and Equity Awards

The Merger Agreement provides that each share of our common stock outstanding immediately prior to the Effective Time (other than Rollover Shares, shares held as treasury stock immediately prior to the Effective Time (the “Excluded Shares”), shares held by any subsidiary of the Company immediately prior to the Effective Time (the “Subsidiary Shares”) and Dissenting Shares (as defined below)) will be converted into the right to receive, subject to the terms and conditions contained in the Merger Agreement, an amount in cash per share, without interest, equal to the per share merger consideration. At the Effective Time, each share of Preferred Stock issued and outstanding immediately prior to the Effective Time will remain outstanding and shall not be cancelled. The earnout shares (“Earnout Shares”) shall be treated in accordance with the terms and conditions of the Business Combination Agreement, dated as of August 4, 2021, by and among the Company, GCAC Merger Sub Inc. and Cepton Technologies, Inc., a wholly-owned subsidiary of the Company (“Cepton Technologies”), as amended, pursuant to which, at the Effective Time, the Earnout Shares will (i) be deemed unearned as the per share merger consideration does not exceed the share price milestone thresholds applicable to the Earnout Shares and (ii) be cancelled.

The Merger Agreement also provides that at or immediately prior to the Effective Time:

•        each Company Option that is outstanding immediately prior to the Effective Time, whether or not vested or exercisable, will be cancelled, and the holder of any such option will be entitled to receive, at or promptly after the merger, an amount in cash, less any withholding taxes, determined by multiplying (a) the excess, if any, of the per share price over the applicable exercise price per share of the Company Option by (b) the number of shares of our common stock subject to such Company Option immediately prior to the Effective Time;

•        each Company RSU that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and the holder of any such Company RSU will be entitled to receive (without interest), at or promptly after the Effective Time, for each such Company RSU an amount in cash, less any withholding taxes, determined by multiplying the per share price by the number of shares of our common stock underlying such Company RSU immediately prior to the Effective Time; provided, that as to any such Company RSU that is not vested as of the Effective Time, the per share merger consideration for such unvested Company RSU will remain subject to the vesting conditions that applied to such Company RSU immediately prior to the Effective Time (including any provisions for accelerated vesting of such Company RSU in connection with a termination of the holder’s employment) and will be payable only if and to the extent such vesting conditions are satisfied; and

•        each Company PSU that is outstanding immediately prior to the Effective Time shall vest as to the number of Company PSUs determined in accordance with the applicable award agreement and shall be canceled and converted into the right to receive (without interest), at or promptly after the Effective Time, an amount in cash (without interest) determined by multiplying the per share price by the number of shares of our common stock underlying such vested Company PSUs, less any withholding taxes. Any Company PSU that is not vested as of immediately prior to the Effective Time shall be canceled at the Effective Time without payment of any consideration therefor.

Further, the exercise price for the Company’s warrants is $115.00 per share, which exceeds the per share merger consideration under the Merger Agreement. Accordingly, at the Effective Time, each outstanding warrant will, in accordance with its terms under the Warrant Agreement, automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for shares of our common stock and will become a warrant exercisable for the merger consideration. If a holder properly exercises a warrant within 30 days following the public disclosure of the consummation of the merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price, as defined in the Warrant Agreement, with respect to such exercise will be reduced by an amount (in dollars and in no event less than zero) equal to the difference of (a) the Warrant Price in effect prior to such reduction minus (b) (i) the per share merger consideration minus (ii) the Black-Scholes Warrant Value (as defined in the Warrant Agreement).

Any shares for which any stockholder has properly demanded appraisal in accordance with Section 262 of the DGCL (the “Dissenting Shares”) will be treated as described under “The Transaction — Appraisal Rights.” All Subsidiary Shares (if any) shall be converted into such number of shares of common stock of the Surviving Corporation such that each such subsidiary owns the same percentage of the outstanding capital stock of the Surviving Corporation immediately following the merger as such subsidiary owned in the Company immediately prior to the merger. All shares of our common stock that are held in the treasury of the Company, will be cancelled and will cease to exist, with no payment being made with respect thereto. All shares of our common stock owned of record by Parent and Merger Sub or any of their respective subsidiaries will remain outstanding as shares of common stock of the Surviving Corporation and will not be cancelled but will not be entitled to an amount in cash per share. Each share of Preferred Stock of the Company issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall not be canceled.

Accounting Treatment

The merger will be accounted for in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company, as the Surviving Corporation in the merger, is considered the acquirer for accounting purposes. The merger will result in the recognition of assets acquired and liabilities assumed based on their estimated fair value.

Payment Procedures

Prior to the Effective Time, we expect that Koito will enter into an agreement with a paying agent designated by Koito, and reasonably acceptable to the Company, to act as paying agent for purposes of effecting the payment of the aggregate per share price. Prior to the Effective Time, Parent will make available (or cause to be made available) to the paying agent an amount in cash sufficient to pay the aggregate merger consideration to be paid in respect of our common stock.

Promptly after the Effective Time, Koito will cause the paying agent to send to each holder of shares of our common stock at the Effective Time a letter of transmittal and instructions for use in such exchange. Each holder of shares of our common stock that have been converted into the right to receive the merger consideration will be entitled to receive the merger consideration upon (i) surrender to the paying agent of a certificate, together with a properly completed letter of transmittal or (ii) receipt of an “agent’s message” by the paying agent in the case of a book-entry transfer of uncertificated shares.

Financing of the Merger

The consummation of the merger is not conditioned upon Parent or Merger Sub obtaining the proceeds of any financing. Parent estimates that the total funds necessary to complete the merger will be approximately $45.4 million, including related fees and expenses. Parent expects these amounts to be funded with available cash on its balance sheet.

Fees and Expenses

The Company will be responsible for paying all fees and expenses owed by it in connection with the merger, whether or not the Merger is consummated. The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the merger are as follows:

Description	Amount
Financial advisory fees and expenses	$
Legal fees and expenses
Accounting and tax advisory fees
SEC filing fees
Printing, proxy solicitation and mailing costs
Miscellaneous
Total

It is expected that the Koito Entities will incur approximately $8 million of legal, financial, accounting and other advisory fees. The estimate for legal fees set forth in this Proxy Statement does not include any amounts attributable to any existing or future litigation challenging the merger. Except as explicitly provided for otherwise in the Merger Agreement, whether or not the merger is consummated, all expenses incurred by any party to the Merger Agreement or on its behalf in connection with the Merger Agreement and associated transactions will be paid by the party incurring those expenses. Parent will be responsible for paying the applicable filing fee for the submission of the notice to CFIUS of $7,500.

Delisting and Deregistration of Our Common Stock

If the merger is completed, our common stock and public warrants will no longer be traded on Nasdaq and will be deregistered under the Exchange Act. At that time, we will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC with respect to our common stock.

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among the Board, its committees, their respective representatives or other parties.

The Board regularly evaluates the Company’s strategic direction and ongoing business plans with a view toward strengthening the Company’s business and enhancing stockholder value. As part of this evaluation, the Board has, from time to time, considered a variety of strategic alternatives. These have included, among others, (1) the continuation of, and potential improvements to, the Company’s current business plan; (2) potential expansion opportunities through acquisitions, partnerships or other commercial relationships; (3) various capital raising alternatives; and (4) other financial and strategic alternatives, including the sale of the Company.

On August 29, 2022, Koito provided the Company a non-binding letter of intent outlining the terms of a proposed equity financing (the “LOI”) and a draft exclusivity agreement. The LOI and draft exclusivity agreement were distributed to the Board and the Board met the same day. The Board met, with members of Cepton management, Koito management and representatives of O’Melveny & Myers LLP, Cepton’s outside legal counsel (which we refer to as “O’Melveny”) in attendance. Dr. Jun Pei invited Mr. Takayuki Katsuda, a Koito-appointed Board member, and other Koito representatives to discuss the proposed equity financing outlined in the LOI. Koito’s representative provided an overview of the LOI, highlighting Koito’s interest in advancing the proposed transaction and the process followed to prepare the LOI. Mr. Hull Xu, former CFO of Cepton, summarized the proposed financing terms, which included: (1) an investment of up to $100 million in non-voting convertible preferred stock; (2) a conversion price at the lesser of $1.50 or the 5-day VWAP preceding the closing date plus a premium, subject to further negotiation; (3) convertibility at any time by Koito with customary terms and conditions, including preferred dividends, liquidation preferences, protective provisions, and anti-dilution provisions; (4) the right for Koito to nominate additional Board members proportional to its as-converted shareholding; (5) customary governance protections, registration rights, and access to management and financial reporting; (6) a proposed 60-day exclusivity period to be detailed in a separate agreement; (7) each party covering its own transaction expenses; and (8) the requirements for Cepton shareholder approval for the proposed transaction. The Board, without the presence of the Koito-appointed members of the Board, discussed the proposed financing’s terms and structure, weighing its advantages and disadvantages, and explored other potential financing sources. The non-Koito members of the Board also reviewed the terms of the proposed exclusivity agreement, which requested the Company to negotiate exclusively with Koito for a period of 60 days. After discussion, the Board, by a vote of six to one (with Mr. Xiaogang (Jason) Zhang dissenting), authorized Cepton management to enter into a revised exclusivity agreement with Koito, covering a 30-day period and incorporating other discussed revisions, and the parties entered into the exclusivity agreement on September 6, 2022.

On October 6, 2022, the Company and Koito entered into an agreement to extend the exclusivity period to 60 days after the original date of the agreement.

During the period following the exclusivity extension the Company and Koito negotiated terms of an investment and financing transaction. On October 27, 2022, the Company and Koito entered into the Investment Agreement for the issuance and sale to Koito of 100,000 shares of Preferred Stock for a purchase price of $100.0 million. The sale of the Preferred Stock and related matters were approved by Cepton’s stockholders on January 11, 2023, and the issuance and sale of the Preferred Stock was completed on January 19, 2023. The Preferred Stock is convertible into shares of our common stock at an approximate conversion price of $25.85 per share (subject to adjustment). In connection with the investment, the Company also borrowed ¥5.8 billion (approximately $39.4 million) pursuant to the Secured Term Loan Agreement (as defined below). Additionally, the Company and Koito entered into an Investor Rights Agreement, pursuant to which, among other things, immediately following the closing of the investment transaction, the Company was obligated to include two designees of Parent on the Board and Koito was provided certain consent rights so long as Koito maintained at least 75% of the number of shares of common stock of the Company held as of the date of the closing of such transaction. Koito currently holds 1,962,474 shares of our common stock, equivalent to approximately [•]% of our common stock outstanding as of [•], 2024, as well as 100,000 shares of Preferred Stock, convertible into shares of our common stock, which together with the shares of our common stock already held by Koito, would be equivalent to approximately [•]% of our common stock outstanding as of [•], 2024 on an as-converted basis. Cepton’s revenue from Koito was $6.7 million, $3.2 million and $3.1 million, representing 51.3%, 43.1% and 68.9% of our total revenues, for the years ended December 31, 2023, 2022 and 2021, respectively. For details of our relationship with Koito, please see “Interests of Certain Persons in the Transaction — Relationship with Koito.”

On June 2, 2023, Dr. Pei informed Koito-appointed board members, Mr. Hideharu Konagaya and Mr. Takayuki Katsuda (the “Koito Designees”), and members of Koito management on a call that certain executives of a LiDAR company listed on a U.S. stock exchange (“Party A”) approached him regarding a potential merger. Koito informed Dr. Pei that Party A was a competitor to the Company and Koito in relation to a potential business arrangement with a global original equipment manufacturer (“OEM-A”) and for that reason discussions with OEM-A should be avoided. The discussions with Party A did not result in a formal offer or indication of interest.

On July 24, 2023, a second publicly traded LiDAR company (“Party B”) submitted to the Company an unsolicited letter of intent proposing a merger transaction for stock consideration in the surviving company, and on July 26, 2023, Dr. Pei informed the Board of such proposal. On August 16, 2023, the Board held a special meeting and allowed a prospective financial advisor to provide a presentation on the merits of Party B’s offer. The Koito Designees recused themselves from the special Board meeting and after some discussion, the Board determined not to pursue the transaction. Over the next several months, Koito and the Company considered the possibility of a take-private transaction in addition to other strategic alternatives.

On October 3, 2023, Dr. Pei received an unsolicited non-binding letter of interest from a potential strategic acquirer (“Party C”), which he promptly shared with the Board. Party C proposed an acquisition of Cepton by a merger transaction for stock consideration in the surviving company; however, the Board determined not to pursue the transaction.

On October 10, 2023, Koito representatives on the Board requested permission to share the letter from Party C with Koito and its advisors, and the Company approved sharing the letter with Koito the same day.

On October 27, 2023, Mr. Hideharu Konagaya contacted Dr. Ye, the Company’s lead independent director, by email to request a meeting to discuss potential strategic alternatives between the Company and Koito, including a potential acquisition of the Company by Koito (the “Potential Transaction”).

On October 30, 2023, Mr. Konagaya and Koito’s legal counsel, Davis Polk & Wardell LLP (“Davis Polk”) met with Dr. Ye via videoconference to discuss the Potential Transaction. During this meeting, Mr. Konagaya requested that the Company establish a special committee to evaluate the Potential Transaction.

On October 31, 2023, the Board (other than the Koito Designees) held a special meeting. Also present were members of Cepton’s management and representatives of O’Melveny. Mr. Xu and O’Melveny reviewed with the Board discussions held by Dr. Ye with Koito and Koito’s interest in a Potential Transaction, noting that Koito had not yet made any firm commitment with respect to any Potential Transaction. Mr. Xu proposed the formation of the Special Committee to: (1) evaluate a Potential Transaction and any future proposals from Koito, (2) explore other strategic alternatives for the Company, (3) negotiate and make decisions regarding any transactions, (4) seek input from management and engage external advisors, and (5) recommend to the Board any proposals, strategic alternative transactions, change-in-control transactions or other take-private transactions. The Board (other than the Koito Designees) unanimously approved the creation of the Special Committee, consisting of independent directors Dr. Ye, Dr. Mei (May) Wang, Mr. George Syllantavos, and Mr. Xiaogang (Jason) Zhang, and delegated full power and exclusive authority to exercise all powers of the Board as described above. Following the recusal of Dr. Pei, the Special Committee then met to deliberate on the evaluation process for the Potential Transaction and other strategic alternatives. They discussed the need for external legal and financial advisors and authorized Mr. Xu to meet with potential advisors and organize presentations by such advisors to the Special Committee to aid in their determination of who to retain in connection with the evaluation of the Potential Transaction.

On November 2, 2023, O’Melveny introduced Dr. Ye and Mr. Xu to Cooley LLP (“Cooley”) to potentially serve as a legal counsel to the Special Committee. O’Melveny also held a telephonic meeting with Davis Polk to discuss the Potential Transaction where Davis Polk explained that Koito was still engaged in preparations for the Potential Transaction.

On November 15, 2023, the Special Committee retained Cooley as its legal counsel for the Potential Transaction.

On November 27, 2023, Mr. Xu received an engagement proposal from a potential financial advisor. The Special Committee held several discussions with the potential financial advisor from December 2023 through the first week of January 2024, but the Special Committee determined not to formally engage such financial advisor.

On November 29, 2023, O’Melveny had a follow-up conference call with Davis Polk to further discuss the Potential Transaction.

On December 5, 2023, Mr. Konagaya and an employee of Koito had a call with Mr. Xu where Mr. Xu urged the need for a decision from Koito regarding moving forward with the Potential Transaction and explained the impact a delay would have on Cepton’s business.

As previously disclosed in public reports filed with the SEC and described under the heading “Interests of Certain Persons in the Transaction — Relationship with Koito,” the Company and Koito were selected by a certain global OEM (“OEM-B”) as the sole LiDAR provider to support a significant ADAS program through 2027 (the “Series Production Award”). Following the Series Production Award, Koito issued purchase orders to the Company for LiDAR components under the Series Production Award. On December 11, 2023, Koito informed the Company that OEM-B decided to re-scope its ADAS product offerings and, as a result, all outstanding purchase orders from Koito to the Company that related to the OEM-B series production award were canceled. As is customary when an automotive program changes, and as disclosed in its Quarterly Report on Form 10-Q for the three months ended June 30, 2024, the Company has submitted project investment cost recovery claims related to the cancellation.

On December 21, 2023, Koito delivered a non-binding, preliminary indication of interest (the “IOI”) to the Special Committee regarding a Potential Transaction. The IOI expressed Koito’s desire to acquire 100% of the outstanding shares of the Company not already owned by Koito for $3.17 per share, subject to Dr. Pei and certain other executives of the Company rolling over all of their outstanding shares of the Company. Koito also stated the terms of any potential agreement between the Company and Koito would be contingent on certain conditions, including satisfactory completion of due diligence, retention of key employees, negotiation and agreement of transaction structure and transaction documents, approval of the proposed transaction by Koito’s board of directors, and approval by a simple majority vote of the Company’s outstanding shares, as well as its expectation that the Rollover Participants (as defined below) and certain other principal stockholders of the Company would enter into customary support agreements. The letter also stated that Koito, in its capacity as a stockholder of the Company, is only interested in acquiring the shares of common stock of the Company that Parent or the Rollover Participants did not currently own, and accordingly Koito was not interested in (and would not as a stockholder support or consent to) a disposition or sale of Koito’s shares of our common stock or Preferred Stock or any alternative change of control transaction involving the Company.

On December 22, 2023, Dr. Ye and Mr. Xu met with Cooley to discuss the IOI and the role of the Special Committee in evaluating the Potential Transaction. In the following week, Dr. Ye and Cooley continued discussions on the same topic.

On December 27, 2023, Cooley informed Davis Polk via email to request clarification of the terms of the rollover. On December 28, 2023, Dr. Ye, members of Cepton’s management, O’Melveny, Cooley, and Davis Polk held a telephonic meeting to discuss the rollover arrangements, where Dr. Pei requested that the rollover be limited to 50% of his shares of common stock.

On December 30, 2023, Dr. Ye provided an update to the other members of the Special Committee via email on the status of the Potential Transaction.

On January 3, 2024, Cooley shared a non-disclosure agreement (“NDA”) with Davis Polk regarding the Potential Transaction.

On January 4, 2024, Davis Polk shared an initial diligence request with O’Melveny.

On January 5, 2024, Mr. Xu resigned as chief financial officer of the Company to pursue other opportunities.

On January 8, 2024, Davis Polk sent a supplemental due diligence request list. The Special Committee discussed via a series of emails the possible engagement of Craig-Hallum as financial advisor to the Special Committee. Craig-Hallum was considered due to their extensive expertise in the business sector and their prior experience working with members of the Special Committee. The Special Committee also discussed the ramifications of the absence of a standstill provision in the proposed form of the NDA with Koito. In the following week, discussions between the Special Committee and Craig-Hallum concerning Craig-Hallum’s possible engagement continued.

On January 11, 2024, members of the Special Committee met with representatives of Craig-Hallum to discuss the possible engagement of Craig-Hallum as the Special Committee’s financial advisor. Also present were representatives of Cooley. Later, on the same day, the Special Committee met again with representatives of Cooley in attendance. During the meeting, Dr. Ye reviewed for the Special Committee his prior discussions with Koito, and Cooley outlined the negotiation process and legal framework for the Special Committee’s evaluation of the Potential Transaction. Dr. Ye and Mr. Syllantavos reviewed for the Special Committee a summary of their discussions with representatives of Craig-Hallum and summarized Craig-Hallam’s qualifications, industry experience, and proposed financial terms for serving as the Special Committee’s financial advisor. After discussion, the Special Committee unanimously agreed to retain Craig-Hallum. Dr. Ye and Mr. Syllantavos were authorized to negotiate and finalize the engagement letter with Craig-Hallum.

On January 12, 2024, negotiations regarding the NDA were completed and the NDA was executed between the Company and Koito, which included certain customary restrictions. The NDA did not place restrictions on the Company’s ability to solicit a transaction from a third party. The same day, Craig-Hallum provided a proposed engagement letter to the Special Committee to act as financial advisor to the Special Committee which was negotiated over the following week.

On January 17, 2024, the Special Committee and the Company executed the engagement letter with Craig-Hallum and Craig-Hallum began its preliminary financial analyses of the Potential Transaction.

On January 22, 2024, representatives of O’Melveny and Davis Polk had a call to discuss timing expectations for the transaction documents.

On January 23, 2024, the Special Committee met, with members of Cepton management and representatives of O’Melveny, Cooley and Craig-Hallum in attendance. Cepton management provided an update on the Company’s virtual data room, which hosts diligence materials. Craig-Hallum discussed the IOI, its preliminary assessment of the IOI, potential process alternatives, and possible responses to Koito. The Committee was also informed that Koito’s first draft of the Merger Agreement was anticipated soon, and that O’Melveny and Cooley would collaborate on preparing a response, with input from the Special Committee.

Between January 2024 and March 2024, representatives of Craig-Hallum were authorized to conduct a market check, contacting twelve potential strategic acquirors, including Party A. Of the twelve potential strategic acquirors contacted, three parties requested follow up conference calls that were held on January 29, 2024, January 30, 2024 and February 6, 2024, respectively, two parties requested a confidentiality agreement with the Company, one of which was executed, and such party was granted access to the Company’s electronic data room. Ultimately, none of the parties elected to proceed and no alternative offers were received by the Special Committee.

On January 24, 2024, representatives from Craig-Hallum held an initial call with SMBC Nikko, Koito’s financial advisor, stating that while the offer price was deemed inadequate, the Special Committee was open to providing due diligence information while negotiating the terms of the Potential Transaction. Concurrently, Davis Polk, O’Melveny, and Cooley discussed the anticipated process for legal documentation.

On January 26, 2024, the due diligence process between Koito and its advisors and the Company and its advisors commenced, and the Company provided Koito with access to an online data room containing due diligence information. Also on January 26, 2024, Davis Polk, on behalf of Koito, distributed a draft Merger Agreement to O’Melveny, on behalf of Cepton, and Cooley provided a copy of the Merger Agreement to the Special Committee as well as an update on the overall process.

On January 29, 2024, representatives of O’Melveny and Cooley held a conference call to discuss the Merger Agreement and agree on a summary of the material issues.

On January 31, 2024, Craig-Hallum requested that Koito increase its offer price, and on February 1, 2024, Craig-Hallum and SMBC Nikko had a call to discuss the offer price.

On February 5, 2024, representatives of O’Melveny distributed a revised draft of the Merger Agreement to Davis Polk. Thereafter, members of Cepton management and representatives of O’Melveny, and representatives of each of Koito and Davis Polk had regular discussions to negotiate the terms of the Merger Agreement. The principal areas of negotiation in the Merger Agreement included (1) the scope of representations and warranties of Koito; (2) the process by which the parties’ would submit the CFIUS notice; (3) inclusion as a closing condition the approval of a majority of the voting power of the shares of common stock held by the Unaffiliated Stockholders (the “majority-of-the-minority condition”); (4) the circumstances in which each party would have the right to terminate the Merger Agreement; (5) the ability of the Company to solicit offers that may lead to an Acquisition Proposal (defined below) for a specified period following execution of the Merger Agreement (the “go-shop provisions”), (6) the deletion of obligations of the Company to proceed with a meeting of the Company’s stockholders to approve the Potential Transaction even if there is a Company Board Recommendation Change (the “force-the-vote provisions”) (7) the circumstances in which either party would have to pay a termination fee to the other party and the amount thereof; and (8) a covenant with respect to the terms of employment for continuing employees of the Company following the Closing. On the same day, Craig-Hallum and SMBC Nikko held a call where SMBC Nikko informed Craig-Hallum that Koito declined to increase the offer price based on the Company’s market performance and the performance of the sector. SMBC Nikko also requested access to the members of Cepton’s management, and on February 6, 2024, Craig-Hallum delivered to SMBC Nikko via email authorization to set up management interviews.

On February 9, 2024, Davis Polk shared a revised draft of the Merger Agreement with O’Melveny. The draft Merger Agreement (1) rejected the Company’s go-shop provisions, (2) revised the conditions under which Koito may terminate the Merger Agreement in connection with the CFIUS approval process, (3) rejected the majority-of-the-minority condition as a closing condition and reinserted a condition that the Company obtain approval of the majority voting power outstanding and entitled to vote, (4) reinserted the force-the-vote provisions, (5) accepted the Company’s proposed covenant to continue employment of Company employees for a period of one year on substantially comparable terms of employment as in effect immediately prior to the Closing and (6) rejected the Company’s right to terminate the Merger Agreement if the Board receives a Superior Proposal (as defined below). The revised draft of the Merger Agreement contemplated that Dr. Jun Pei, Dr. Jun Ye and Dr. Mark McCord would execute customary voting support agreements. On the same date, the Company provided to Koito the Management Projections (defined below) through the data room.

On February 13, 2024, the Special Committee met, with members of Cepton management and representatives of O’Melveny, Cooley and Craig-Hallum in attendance. Craig-Hallum updated the Special Committee on Koito’s due diligence status. Dr. Pei and O’Melveny also provided feedback on Koito’s initial rollover term sheet received by the Company on February 12, 2024. Members of the Cepton management team then left the meeting after which Cooley reviewed key issues in the revised Merger Agreement from Koito. The Special Committee directed Cooley to revise the Merger Agreement to: (1) include the Company’s right to terminate the agreement for a superior third-party proposal, (2) limit Koito’s termination rights related to the CFIUS condition, (3) negotiate a higher termination fee, (4) accept the removal of the Company’s go-shop provisions, (5) accept the inclusion of the force-the-vote provision, (6) reinstate the majority-of-the-minority condition as a closing condition and (7) request that Dr. Mark McCord and Mr. Yupeng Cui be added as rollover participants. Craig-Hallum also reported on outreach to other potential strategic acquirors as described above. Also, following a presentation to the Special Committee on its initial valuation analysis, the Special Committee authorized delivery of a counteroffer of $3.65 per share to Koito; however, Koito did not immediately respond to the $3.65 per share counteroffer. On February 16, 2024, representatives of O’Melveny circulated a revised draft of the Merger Agreement accordingly.

On February 18, 2024, O’Melveny distributed a draft of the disclosure letter to the Merger Agreement to Davis Polk. In the weeks following February 18, 2024, O’Melveny and Davis Polk regularly negotiated the disclosure letter.

On February 22, 2024, Koito informed the Company through SMBC Nikko that Koito is evaluating the Potential Transaction and aimed to obtain approval at Koito’s scheduled board meeting during the week of March 25, 2024.

On February 27, 2024, Davis Polk sent a revised Merger Agreement draft to Cooley and O’Melveny, rejecting the majority-of-the-minority condition and proposing a reverse termination fee payable by Koito (excluding securities held by Koito).

On March 5, 2024, Craig-Hallum and Cooley delivered to the Special Committee electronic communications regarding the current status of the Potential Transaction, the negotiations and a proposed plan of action in order to come to a resolution on the per share price before further negotiating the Merger Agreement. The requirement for agreement on price prior to proceeding with the Merger Agreement was also communicated to SMBC Nikko through Craig-Hallum.

On March 8, 2024, the representatives of O’Melveny distributed a draft of the Merger Agreement, which settled the remaining key areas of negotiation including acceptance of Koito’s removal of the majority-of-the-minority condition as a closing condition; however, final agreement on the merger consideration remained an outstanding issue.

On March 12, 2024, the representatives of O’Melveny distributed a draft of the Rollover Agreement in response to the initial draft of the same received from the representatives of Davis Polk on February 29, 2024. The principal areas of negotiation in the Rollover Agreement included (1) the restrictive period applicable to the non-competition and non-solicitation covenants and (2) the activities of the Rollover Participants that would not be considered Competitive Activity (as such term is defined in the Rollover Agreement).

On March 14, 2024, Dr. Ye reached out to Koito via email to request a call and check on the status of the transaction. Dr. Jun Ye followed up via email on March 18, 2024.

On March 27, 2024, the representatives of Cooley and Davis Polk held a conference call to discuss the transaction status and next steps.

On March 30, 2024, the Company and Koito entered into a letter agreement regarding the OEM-B Cancellation Project Cost Recovery (the “Letter Agreement”). The Letter Agreement provided that due to OEM-B’s decision to re-scope its ADAS product offerings, Koito’s purchase orders with the Company were cancelled, leading the Company to request $38,922,335 for project cost recovery. Koito agreed to make an advance payment to the Company by March 31, 2024, with the remaining amount to be settled after final audit results and further consultation.

On March 31, 2024 and as reported in the Company’s Quarterly Report on Form 10-Q for the first quarter, the Company and Koito were notified of a new series production by OEM-A, which will utilize the Company’s near-range LiDAR.

On April 2, 2024, the Special Committee held a special meeting. Also in attendance were members of Cepton’s management and representatives of Cooley and Craig-Hallum. Dr. Pei provided an update on the Company’s business, and the Special Committee discussed strategies to accelerate negotiations with Koito.

On April 3, 2024, there were several meetings held, including a meeting between Koito and the Company to discuss the Company’s business. Dr. Ye also met with Koito and representatives of SMBC Nikko and Craig-Hallum to discuss the feedback Koito received from their stakeholders regarding the Potential Transaction and their general concerns about the LiDAR market, which led such stakeholders to propose delaying the Potential Transaction for several months. Koito expressed that, despite these concerns, Koito desired to continue cooperative efforts with the Company in the interim. Discussions also explored the possibility of Koito providing financial support to the Company until the Proposed Transaction terms could be agreed upon.

On May 31, 2024, Dr. Jun Ye and representatives of Craig-Hallum met with Koito and SMBC Nikko. Koito indicated readiness to resume work on the Potential Transaction but was not yet prepared to address the Company’s $3.65 per share counteroffer.

On June 6, 2024, Craig-Hallum provided the Management Projections to Koito through the data room, and on June 11, 2024, Craig-Hallum uploaded the same model including additional details to the data room.

On June 10, 2024, Mr. Jun Toyota, Mr. Katsuda and Dr. Pei met with another global OEM (“OEM-C”) with regard to the Company’s and Koito’s outstanding bid for a series production award from OEM-C that would utilize the Company’s LiDAR technology. However, OEM-C expressed certain reservations about the lack of clarity on the Proposed Transaction and the Company’s future financial condition.

On June 24, 2024, SMBC Nikko informed Craig-Hallum that Koito was willing to proceed with the Proposed Transaction only at the initial offer price of $3.17 per share. Koito planned to seek board approval for the Potential Transaction in late July.

On June 26, 2024, the Special Committee held a special meeting. Also in attendance were representatives of Cooley and Craig-Hallum. Craig-Hallum provided a presentation on its latest valuation analyses of Koito’s offer. Craig-Hallum reviewed for the Special Committee its comparative analysis of selected M&A transactions compared against the $3.17 per share offer. The Special Committee commenced other discussions of Craig-Hallum’s analysis, the Company’s business status and interest from other potential strategic acquirers. The Special Committee authorized Cooley and Craig-Hallum to re-engage with Koito’s advisors, indicating that the Company was prepared to proceed at $3.17 per share, provided Koito accepted the Company’s positions on outstanding terms.

On July 1, 2024, Craig-Hallum communicated to SMBC Nikko that the Special Committee was willing to move forward at $3.17 per share, contingent on resolving remaining terms and reaching an agreement by the end of July.

In the weeks following July 4, 2024, the Company, Koito and representatives of Davis Polk, Cooley and O’Melveny finalized the Merger Agreement, the Rollover Agreement and the related disclosure letter.

On July 8, 2024, members of Cepton management, representatives of O’Melveny, Davis Polk, Craig-Hallum and SMBC Nikko met to conduct a bring-down diligence call.

On July 18, 2024, O’Melveny and Davis Polk held a call to discuss the status of the draft legal documents. O’Melveny separately held a call with Dr. Pei and Koito’s human resources advisors to discuss the employment arrangements and compensation for certain senior employees of the Company.

On July 25, 2024, Dr. Jun Pei and other executives of the Company and employees of Koito met with OEM-C, where they learned that OEM-C had decided internally to award a series production award to the Company and Koito.

On July 28, 2024, the Special Committee held a special meeting to consider the proposed final terms of the Potential Transaction, including the form of Merger Agreement. Also in attendance were representatives of Cooley and Craig-Hallum. Representatives of Cooley reviewed with the Special Committee its fiduciary duties and the key terms of the Merger Agreement. Representatives of Craig-Hallum highlighted for the Special Committee the above-described process that had been conducted in respect of the market check with other prospective strategic partners and their valuation analysis of other comparable public M&A transactions. Representatives of Craig-Hallum then presented to the Special Committee their financial analysis of Koito’s $3.17 per share of Cepton common stock consideration to be received by the Cepton stockholders pursuant to the Merger Agreement. Craig-Hallum then delivered its oral opinion, which was subsequently confirmed in writing, to the effect that, based on and subject to the assumptions in the written opinion which was delivered on July 29, 2024 and is attached as Annex D to this Proxy Statement, Craig-Hallum was of the opinion that the merger consideration to be received by the Unaffiliated Stockholders pursuant to, and in accordance with, the terms of the Merger Agreement, is fair, from a financial point of view, to such holders of shares of Cepton common stock. The Special Committee members then discussed the premium price to be paid in the Potential Transaction, the deal protections and other material terms set forth in the Merger Agreement, considerations of alternative opportunities available to the Company, the importance of scale in the global automotive market and the liquidity needs of the Company. After such discussion, the Special Committee unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby are fair to, advisable and in the best interest of the Company and its stockholders, (ii) authorized and approved the execution and delivery of the Merger Agreement and the other transaction documents by the applicable parties thereto and resolved to recommend that the Board approve, adopt and declare advisable and in the best interest of the Company and its stockholders the Merger Agreement and the other transaction documents and the transaction contemplated thereby and that the Board submit to, and recommend the adoption of the Merger Agreement by, the stockholders of the Company. Later that evening, the Board, following the recusal of the Koito Designees and acting on the recommendation of the Special Committee, held a special meeting and (i) determined that the Merger Agreement and all transaction documents contemplated by the Merger Agreement are advisable, fair to and in the best interest of the Company and its stockholders, other than Parent and Merger Sub or any of their respective affiliates or the Rollover Participants, (ii) approved and adopted the Merger Agreement and all transaction documents contemplated by the Merger Agreement, (iii) authorized and empowered the Company to perform its obligations under the Merger Agreement and under the transaction documents to which the Company is a party and (iv) submit to the Company’s stockholders the Merger Agreement and the transactions contemplated by the Merger Agreement for adoption. Subsequently, Koito’s board approved the transaction on July 29, 2024, Japan time.

On July 29, 2024, the Company and Koito executed the Merger Agreement and publicly announced the Merger Agreement with their respective press releases and the Company filed a Current Report on Form 8-K and Koito filed an amendment to its Schedule 13D disclosing the Merger Agreement.

Reasons for the Transaction; Recommendations of the Special Committee and the Board

As described under “Background of the Merger,” the Board duly established the Special Committee and delegated to it the exclusive power and authority, among other things, to (i) review, evaluate, negotiate, and determine the advisability of a potential transaction, including the authority to determine not to proceed with such a transaction; (ii) oversee the processes and procedures related to assessment of a potential transaction; (iii) propose, accept, reject or negotiate the price, structure, terms and conditions of a potential transaction; (iv) determine whether the potential transaction is fair to, and in the best interests of, the Company and our stockholders; (v) with respect to any actions required to be taken by the Board with respect to the potential transaction, recommend to the Board what action should be taken; (vi) from time to time and at full meetings of the Board provide reports to the Board regarding the activities of the Special Committee; and (vii) take such other actions relating to the potential transaction as the Special Committee deems necessary, appropriate or advisable. The Board did not retain an unaffiliated representative to act solely on behalf of the Company’s Unaffiliated Stockholders for purposes of negotiating the terms of the merger or preparing a report concerning the fairness of the merger. However, the Board considered the analysis and recommendations of the Special Committee, among other factors, in the course of reaching its determination and recommendations discussed in this section.

In evaluating and approving the merger and in making their determinations and recommendations, the Special Committee and the Board gave careful consideration to a number of factors including, among others, the following:

•        Premium.    The cash consideration to be received by the Unaffiliated Stockholders in the transaction represents a premium of approximately 25% to the closing price of the Company’s common stock on Nasdaq on July 26, 2024, the most recent trading day prior to the signing of the Merger Agreement, and a premium of approximately 26% to the closing price of the Company’s common stock on Nasdaq on June 26, 2024, one month prior to the signing of the Merger Agreement.

•        Compelling Value Relative to Alternatives.    The Special Committee conducted a pre-signing market check process involving outreach by Craig-Hallum to potential counterparties for acquisition transactions. The Special Committee determined that it was unlikely that any of those parties would complete a transaction on terms that were superior to the merger, taking into account, among other things, the stock ownership position of Koito in the Company and the fact that Koito was consistent in its position that it has no interest in (and would not as a stockholder support or consent to) a disposition or sale of its holdings in the Company or any alternative change of control transaction involving the Company. The Special Committee also considered the Company’s standalone business strategy in the context of current economic and market conditions and the Management Projections and concluded that the merger would provide greater and more certain value to the Unaffiliated Stockholders than would reasonably be expected from the continued execution of the Company’s strategic plan.

•        Certainty and Immediate Liquidity.    The cash consideration of $3.17 per share of our common stock provides certainty, immediate value and liquidity to the Unaffiliated Stockholders while eliminating the effect on our stockholders of likely further dilution, long-term business and execution risk or to financial markets or economic conditions.

•        Business Performance & Outlook Reliant on Additional Capital.    The Company’s existing cash balance will not be sufficient to reach positive net income and will require further significant investment for research and development of the Company’s technology, sales and marketing efforts and additional spending to continue the path to commercialization. Broader macroeconomic factors may limit opportunities for the Company to obtain necessary capital to continue investment and operations, before it reaches positive cash flow and the ability to self-fund operations.

•        Delays and Uncertainty in Large-scale Automotive LiDAR Adoption.    The last several years have been characterized by program delays by automotive OEMs and cancellations and uncertainty in the timing of adoption of LiDAR into series production automobiles, especially in the US and European markets, in which the Company is primarily focused, and this market outlook remains uncertain.

•        Importance of Scale.    The importance of scale in the global automotive market, which is highly competitive, dominated by very large automotive OEMs who generally rely on large, established suppliers with significant resources, and characterized by significant pricing pressure.

•        Negotiated Transaction.    The Merger Agreement is the result of a comprehensive negotiation process with Koito that was undertaken by the Company and its legal and financial advisors with the oversight and participation of the Special Committee. The Merger Agreement includes terms and conditions that are reasonable in the judgment of the Special Committee and the Board with the advice of their legal and financial advisors.

•        Ability to Respond to Unsolicited Superior Proposals.    Under the terms of the Merger Agreement, the Board will remain able to respond to any unsolicited written Acquisition Proposal that constitutes a Superior Proposal under the Merger Agreement.

•        Opinion of Craig-Hallum.    At a meeting of the Special Committee on July 28, 2024, Craig-Hallum rendered to the Special Committee its oral opinion that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the merger consideration was fair, from a financial point of view, to the Unaffiliated Stockholders of the Company. Such opinion was subsequently confirmed in writing on July 29, 2024.

•        Supported by Significant Stockholders.    The merger must be approved by holders of a majority of the outstanding shares of the Company’s common stock. Pursuant to Voting Support Agreements, certain significant stockholders of the Company (Dr. Jun Pei, Chief Executive Officer of the Company, Dr. Jun Ye, a member of the Company’s Board, and Dr. Mark McCord, the former Chief Technology Officer of the Company) have agreed to vote all of their shares of our common stock in favor of the merger. Koito has also agreed to vote all of its shares of Company capital stock in favor of the merger. The combination of these voting commitments makes approval of the merger by Company stockholders highly likely.

•        Business and Macroeconomic Conditions.    The current and prospective business and financial environment in which the Company operates, including international, national and local economic conditions, the competitive environment, and financial and capital markets, the likely effect of these factors on the Company and the execution of its plans as a standalone company, including the increased challenges faced by companies in the Company’s industry of its scale in raising capital.

•        Deal Certainty.    Koito’s obligation to complete the merger is subject to a limited number of conditions that the Special Committee believe, with the advice of their legal and financial advisors, are reasonable in the circumstances. The merger is not subject to any financing condition.

•        Regulatory Approval.    The proposed transaction must be approved by CFIUS. Based on the assessment of the regulatory risk profile of the proposed transaction with Koito, the Special Committee, in consultation with the Company’s advisors regarding regulatory considerations, does not expect there to be regulatory impediments to the consummation of the merger. If the parties are unable to secure CFIUS approval of the proposed merger and the Merger Agreement is terminated for such reason, Koito will be obligated to pay the Company a reverse termination fee of $5,000,000.

•        Appraisal Rights.    The holders of our common stock may, upon compliance with certain conditions, exercise their appraisal rights under applicable Delaware law and, if ultimately successful, receive fair value for their shares of our common stock.

•        Appropriateness of Deal Protections.    The termination fee payable by the Company of $1,250,000, the reverse termination fee payable by Koito of $5,000,000, Koito’s right to match a superior proposal and other deal protection measures contained in the Merger Agreement are, in the view of the Special Committee, after receiving legal and financial advice, appropriate for a transaction of this nature.

•        Profile of Purchaser.    The Special Committee considered Koito’s historical familiarity with the Company and its business and the advice of the Company’s advisors regarding Koito’s commitment, creditworthiness, track record as a strategic-minded investor, and anticipated ability to complete the transactions contemplated by the Merger Agreement.

•        Treatment of Employees.    Under the terms of the Merger Agreement, Koito has agreed that for 12 months following the consummation of the merger (or such shorter time as a continuing employee may be employed by the Company or its Subsidiaries), each continuing employee’s compensation and benefits (other than equity or equity-based compensation, retention and change of control payments, defined pension benefits and retiree medical benefits)will be maintained at a level that are substantially comparable in the aggregate to such compensation and benefits as in effect immediately prior to such closing.

•        Stakeholder Considerations.    The Special Committee considered the effect of the transaction with Koito on the Company’s stakeholders, including its stockholders, employees, creditors, customers, suppliers and governments and concluded that the transaction would not be adverse to their interests.

•        Role of the Special Committee.    The evaluation and negotiation process was supervised by the Special Committee, which is composed entirely of independent directors and was advised by experienced and qualified financial and legal advisors. The Special Committee met regularly with its advisors.

The Special Committee and the Board (with the support and advice from their legal and financial advisors) also considered a number of potential issues regarding and risks resulting from the merger and the Merger Agreement, including, among others:

•        the risks to the Company and its stakeholders, including the stockholders, if the merger is not completed, including the costs to the Company in pursuing the merger and the temporary diversion of the Company’s management from the conduct of the Company’s business in the ordinary course;

•        the fact that, following the consummation of the merger, the Company will no longer exist as an independent public company and the stockholders will forego any future increase in value that might result from future growth and the potential achievement of the Company’s long-term plans, balanced against the fact that the stockholders will no longer be taking any risks of the Company’s business;

•        the conditions to Koito’s obligations to complete the merger and the right of Koito to terminate the Merger Agreement under certain circumstances;

•        the terms of the Merger Agreement, including those in respect of: (i) restricting the Company from soliciting third parties to make an Acquisition Proposal and (ii) the fact that if the Merger Agreement is terminated under certain circumstances, including in the event that the Company makes a change in recommendation or enters into an agreement in respect of a superior proposal, the Company must pay the termination fee of $1,250,000 to Koito;

•        the fact that, if the merger is not consummated and the Board decides to seek another transaction, there can be no assurance that the Company will be able to find a party willing to pay an equivalent or more attractive price than the cash consideration to be paid under the merger, or that the stockholders would be able to receive cash or other consideration for their shares of common stock equal to or greater than the cash consideration payable in connection with the merger in any other future transaction that the Company may undertake; and

•        the fact that certain of the Company’s directors and/or officers, including the Rollover Participants, may receive additional or different benefits in their capacity as such in connection with the merger, than those received by the stockholders generally in connection with the merger.

The foregoing summary of the information, factors and risks considered by the Special Committee and the Board is not, and is not intended to be, exhaustive. In view of the factors and the amount of information considered in connection with its evaluation of the merger, the Special Committee and the Board did not find it practical to, and did not, quantify or otherwise attempt to assign any relative weight to each specific factor considered in reaching its conclusions and recommendations. The Special Committee’s and the Board’s recommendations were made after consideration of all of the above-noted factors and in light of their collective knowledge of the business, financial condition and prospects of the Company, and were also based upon the advice of the Board’s and Special Committee’s financial advisors and the Company’s legal counsel. In addition, individual members of the Special Committee and the Board may have assigned different weights to different factors.

Recommendation of the Special Committee

After careful consideration, including a thorough review of the Merger Agreement, the other transaction documents and the terms of the merger, and taking into account the presentations made to the Special Committee and various other factors discussed and considered by the Special Committee, and after due consideration of its fiduciary duties under applicable law, the Special Committee has determined that the terms of the Merger Agreement, the other transaction documents and the merger, including the merger consideration payable in connection therewith, are advisable, fair to, and in the best interests of, the Company and its Unaffiliated Stockholders. Accordingly, the Special Committee unanimously recommended that the Board approve, adopt and declare advisable and in the best interests of the Company and its stockholders the Merger Agreement, the other transaction documents and the merger.

Recommendation of the Board

The Board (acting on the recommendation of the Special Committee, whose analyses and determinations the Board adopted as its own in its evaluation of the merger), including a majority of directors who are not employees of the Company, has determined that the merger is fair to and in the best interests of the Company and its stockholders, including the unaffiliated security holders as defined under Rule 13e-3 under the Exchange Act, and approved, adopted and declared advisable the Merger Agreement and the other transaction documents to which the Company is a party. Accordingly, the Board (other than the Koito Designees) unanimously approved the Merger Agreement and recommends that Company stockholders vote FOR the Transaction Proposal.

Opinion of Craig-Hallum to the Special Committee

Craig-Hallum rendered its opinion to the Special Committee that, as of July 29, 2024, and based upon and subject to the factors and assumptions set forth therein, the merger consideration to be paid to the Company’s Unaffiliated Stockholders pursuant to the terms of the Merger Agreement is fair from a financial point of view to such stockholders.

The full text of the written opinion of Craig-Hallum, dated July 29, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D to this Proxy Statement. Craig-Hallum provided its opinion for the information and assistance of the Special Committee in connection with its consideration of the Merger Agreement and the merger. The Craig-Hallum opinion was not intended to and does not constitute a recommendation as to how any Cepton stockholder should vote or make any election with respect to the Merger Agreement, the merger, or any other matter.

In arriving at its opinion, Craig-Hallum, among other things:

•        reviewed Cepton’s audited financial statements for the years ended December 31, 2021, 2022, and 2023;

•        reviewed Cepton’s unaudited interim financial statements for the three months ended March 31, 2024 and Cepton’s preliminary unaudited interim financial statements for the three months ended June 30, 2024;

•        reviewed the Management Projections;

•        reviewed other internal documents, including the data room prepared by Cepton and its advisors, relating to the history, past and current operations, financial conditions and expected outlook of Cepton, provided by Cepton’s management and advisors;

•        reviewed documents related to the merger, including the Merger Agreement;

•        reviewed various press releases, internal presentation and marketing materials prepared by the management of Cepton, industry and market reports, research reports and white papers;

•        discussed the information above with members of the management of Cepton and had discussions concerning the information referred to above and the background and other elements of the merger, the financial condition, current operating results, and business outlook for Cepton; and

•        performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including an analysis of comparable public companies that Craig-Hallum deemed relevant, a review of publicly available information for selected M&A transactions to determine the premiums (or discounts) paid over recent trading prices prior to announcement of the transaction, and a discounted cash flow analysis.

In conducting its review and rendering its opinion, Craig-Hallum relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available to, discussed with, or reviewed by Craig-Hallum or publicly available, and did not attempt to independently verify, and assumed no responsibility for the independent verification, of such information; relied upon the assurances of the management of Cepton that the Management Projections and estimates of net operating loss tax benefits prepared by Cepton management were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Cepton as to the future financial results and condition of Cepton, and Craig-Hallum expressed no opinion with respect to such projections or the assumptions on which they were based; relied upon and assumed that there were no material changes in assets, financial condition, results of operations, business or prospects of Cepton since the date of the last financial statements made available to Craig-Hallum prior to the date of its opinion; and assumed that Cepton was not party to any material pending transaction, including any external financing, recapitalization, acquisition or merger, other than the merger.

Craig-Hallum was not asked to undertake, and did not undertake, an independent verification of any information provided to or reviewed by Craig-Hallum, nor was Craig-Hallum furnished with any such verification, and Craig-Hallum does not assume any responsibility or liability for the accuracy or completeness thereof. Craig-Hallum did not conduct a physical inspection of any of the properties or assets of Cepton. Craig-Hallum did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of Cepton, nor was Craig-Hallum furnished with any such evaluations or appraisals, nor did Craig-Hallum evaluate the solvency of Cepton under any state or federal laws. See below under the heading “— Certain Unaudited Prospective Financial Information” for an explanation of the Management Projections provided to Craig-Hallum and the related variables and assumptions taken into account in the preparation of such projections.

Craig-Hallum also assumed that the final executed form of the Merger Agreement did not differ in any material respects from the latest draft provided to Craig-Hallum and that the merger will be consummated in accordance with the terms and conditions of the Merger Agreement without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third-party consents and approvals (contractual or otherwise) for the merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Cepton or the contemplated benefits of the merger. Craig-Hallum is not a legal, tax or regulatory advisor and relied upon, without independent verification, the assessment of Cepton and its legal, tax and regulatory advisors with respect to such matters.

Craig-Hallum expressed no opinion with respect to any transaction to which Cepton may be a party other than the merger. Craig-Hallum expressed no opinion as to the amount, nature or fairness of the consideration or compensation to be received in or as a result of the merger by securityholders other than the Unaffiliated Stockholders. Craig-Hallum’s opinion did not address any other aspect or implication of the merger, the Merger Agreement or any other agreement or understanding entered into in connection with the merger or otherwise. Craig-Hallum was not requested to opine as to, and its opinion did not address, the decision to undertake or the terms of any offering of debt or equity securities, the basic business decision to proceed with or effect the merger, or any solvency or fraudulent conveyance consideration relating to the merger.

Craig-Hallum’s opinion was necessarily based upon economic, market, monetary, regulatory and other conditions as they existed and could be evaluated, and the information made available to Craig-Hallum, as of the date of its opinion. Craig-Hallum did not express any opinion as to the prices or trading ranges at which our common stock will trade at any time. Furthermore, Craig-Hallum did not express any opinion as to the impact of the merger on the solvency or viability of the Surviving Corporation in the merger or the ability of the Surviving Corporation to pay its obligations when they become due.

Craig-Hallum delivered its opinion on July 29, 2024. Craig-Hallum assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date thereof and has not updated its opinion. Craig-Hallum’s opinion was approved by Craig Hallum’s fairness opinion committee in accordance with established procedures.

The consideration to be paid pursuant to the terms of the Merger Agreement was determined through arm’s-length negotiations between the Special Committee and Koito, which was approved by the Special Committee and was subsequently approved by the Board. In addition, Craig-Hallum’s opinion and its presentation to the Special Committee were one of many factors taken into consideration by the Special Committee in deciding to approve the merger.

Summary of Financial Analyses

In accordance with customary investment banking practice, Craig-Hallum employed generally accepted valuation methods in reaching its financial opinion. The following is a summary of the material financial analyses contained in the presentation that was made by Craig-Hallum to the Special Committee on July 28, 2024, and that were utilized by Craig-Hallum in connection with providing its opinion. However, the following summary does not purport to be a complete description of the financial analyses performed by Craig-Hallum, nor does the order of analyses described represent the relative importance or weight given to those analyses by Craig-Hallum. Some of the summaries in the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Craig-Hallum’s financial analyses. The following quantitative information is based on market data as it existed on or before July 26, 2024, and is not necessarily indicative of current or future market conditions.

For purposes of its stand-alone analyses performed on Cepton, Craig-Hallum utilized the Management Projections for fiscal years ended December 31, 2024 through December 31, 2028, prepared by and furnished to Craig-Hallum by the management of Cepton. Information regarding the cash, number of fully diluted shares of common stock outstanding and net operating losses for Cepton was provided by Cepton management.

Comparable Public Company Analysis

Craig-Hallum reviewed and compared certain financial information for Cepton to corresponding financial information, ratios and public market multiples for the following publicly traded companies, which, in the exercise of its professional judgment, Craig-Hallum determined to be relevant to its analysis. In selecting comparable public companies, Craig-Hallum focused on businesses in the LiDAR technology industries listed on major US exchanges.

Selected Companies:

•        Aeva Technologies, Inc.

•        AEye, Inc.

•        Hesai Group

•        Innoviz Technologies Ltd

•        Luminar Technologies, Inc.

•        Microvision, Inc.

•        Ouster, Inc.

Craig-Hallum obtained financial metrics and projections for the selected companies from SEC EDGAR and S&P Capital IQ. In its analysis, Craig-Hallum derived and compared multiples for Cepton and the selected companies, calculated as follows:

•        Total enterprise value (“TEV”) as a multiple of estimated revenue for calendar year 2024 (“CY 2024E”)

•        TEV as a multiple of estimated revenue for calendar year 2025 (“CY 2025E”)

•        TEV as a multiple of estimated adjusted gross profit for CY 2024E

•        TEV as a multiple of estimated adjusted gross profit for CY 2025E

TEV refers to market capitalization-calculated utilizing the treasury stock method-plus all outstanding debt, plus Preferred Stock, plus any minority interest and less cash and cash equivalents (“net debt”). This analysis indicated the following:

Financial Multiple	Minimum	25th Percentile	Median	75th Percentile	Maximum
TEV/CY 2024E Revenue	0.7x	1.7x	4.8x	9.8x	19.7x
TEV/CY 2025E Revenue	0.2x	0.8x	2.4x	4.1x	5.5x
TEV/CY 2024E Gross Profit	2.2x	4.8x	7.4x	10.1x	12.7x
TEV/CY 2025E Gross Profit	1.0x	3.1x	9.2x	13.4x	25.8x

Based upon the foregoing, Craig-Hallum presented the ranges for each metric. Craig-Hallum then applied the respective representative ranges to calendar year 2024 estimated revenue and gross profit, and calendar year 2025 estimated revenue and gross profit resulting in ranges of implied total enterprise values. A summary of these implied total enterprise value ranges is shown in the table below.

Financial Multiple	Representative Range	Implied Equity Total Enterprise Value*
TEV/CY 2024E Revenue	0.7x – 19.7x	$19.1 – $555.0
TEV/CY 2025E Revenue	0.2x – 5.5x	$6.3 – $227.1
TEV/CY 2024E Gross Profit	2.2x – 12.7x	$26.5 – $156.5
TEV/CY 2025E Gross Profit	1.0x – 25.8x	$17.6 – $449.6

____________

*        U.S. dollars in millions

Although Craig-Hallum selected the companies reviewed in the analysis because, among other things, their businesses are reasonably similar to that of Cepton, no selected company is identical to Cepton. In evaluating the financial multiples for the selected companies, Craig-Hallum made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters. Accordingly, Craig-Hallum’s comparison of selected companies to Cepton and analysis of the results of such comparisons was not purely quantitative, but instead necessarily involved qualitative considerations and professional judgments concerning differences in financial and operating characteristics and other factors that could affect the relative value of Cepton.

Premiums Paid Analysis

Craig-Hallum reviewed publicly available information for selected completed M&A transactions to determine the implied premiums paid in such M&A transactions over recent trading prices of the relevant target companies at certain dates immediately prior to announcement of the relevant transaction. Craig-Hallum selected M&A transactions completed or announced but not closed since January 1, 2021, involving U.S. or Canada-based target companies, that were 100% cash transactions acquiring greater than 50% of the target company, with transaction values ranging from $20 million to $250 million, where the target company’s industry classification is technology.

Based on these criteria, Craig-Hallum reviewed 30 M&A transactions and compared the implied premiums paid in those selected M&A transactions over certain time periods to the premium that would be paid to the Unaffiliated Stockholders of the common stock of the Company based on the per share price.

For each of these transactions, Craig-Hallum calculated the premium per share paid by the acquirer by comparing the announced transaction value per share to the target company’s historical share price as of the following dates: (i) closing price on the last trading day prior to announcement of the transaction or first reference in the public news media about the transaction (the “1-Day Price”), (ii) closing price 7 calendar days prior to announcement of the transaction or first reference in the public news media about the transaction (the “1-Week Price”), and (iii) closing price 30 calendar days prior to announcement of the transaction or first reference in the public news media about the transaction (the “1-Month Price”). The 1-Day Price premiums were calculated by dividing the transaction offer price per share by the target’s closing share price one day prior to announcement of the transaction and subtracting one. The 1-Week Price premiums were calculated by dividing the transaction offer price per share by the target’s closing share price one week prior to announcement of the transaction and subtracting one. The 1-Month Price premiums were calculated by dividing the transaction offer price per share by the target’s closing share price one month prior to announcement of the transaction and subtracting one.

This analysis indicated the following implied premiums:

	Minimum	25th Percentile	Median	75th Percentile	Maximum
1-Day	-4.3%	24.0%	43.6%	57.4%	151.6%
1-Week	-3.4%	23.2%	44.5%	60.8%	172.6%
1-Month	-4.6%	20.2%	41.0%	67.0%	214.3%

This analysis indicated the following approximate implied equity price per share range for Cepton:

	Minimum	25th Percentile	Median	75th Percentile	Maximum
1-Day	$2.42	$3.14	$3.63	$3.98	$6.37
1-Week	$2.50	$3.19	$3.74	$4.16	$7.06
1-Month	$2.40	$3.03	$3.55	$4.21	$7.92

Discounted Cash Flow Analysis

Craig-Hallum conducted a discounted cash flow analysis for Cepton on a stand-alone basis, which is designed to estimate the implied value of a company by calculating the present value of the estimated future unlevered free cash flows and terminal value of the company. Craig-Hallum calculated a range of implied TEVs of Cepton based on forecasts of future unlevered free cash flows for the remainder of fiscal year 2024 as of July 28, 2024, through fiscal year 2028 provided by the management of Cepton. Craig-Hallum first calculated unlevered free cash flows (calculated as net operating profit after tax plus stock-based compensation, plus expected net proceeds from Koito claim reimbursement with respect to a project for OEM-B in the amount of approximately $17.8 million (as provided by Cepton management) exclusively in calendar year 2024) of Cepton for fiscal years 2024 to 2028, using an assumed federal tax rate of 21.0% and an assumed state tax rate of 8.8%, in each case as provided by Cepton management.

Craig-Hallum then calculated terminal values for Cepton using the terminal value method based on revenue multiples. The terminal value was calculated by applying a range of terminal revenue multiples of 1.0x to 3.0x (selected based on Craig-Hallum’s professional judgment after consideration of comparable public company multiples) to Cepton management’s revenue forecast for fiscal year 2028. In addition, Craig-Hallum added Cepton’s net operating loss carryforwards expected to be utilized by Cepton’s management to reduce future domestic federal and state taxes, in each case based on internal estimates of Cepton’s management.

These unlevered free cash flows, terminal values and net operating loss carryforwards were then discounted to their respective present values as of July 28, 2024, using a median discount rate of 20.4% (selected based on Craig-Hallum’s professional judgment and derived from an analysis of the estimated weighted average cost of capital using Cepton comparable company data) to calculate a range of implied total enterprise values for Cepton. From this analysis, Craig-Hallum derived the 25th and 75th percentiles for the values produced from the discounted cash flow analysis set forth in the following table:

Discounted Cash Flow Analysis	Implied Total Enterprise Value*
Terminal Revenue Method	$22.8 – $209.9

____________

*        U.S. dollars in millions

Miscellaneous

The foregoing summary of material financial analyses does not purport to be a complete description of the analyses or data presented by Craig-Hallum. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Craig-Hallum believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions of it, without considering all of its analyses, could create an incomplete view of the processes underlying the analyses and its opinion. No single factor or analysis was determinative of Craig-Hallum’s fairness determination. Rather, Craig-Hallum considered the totality of the factors and analyses performed in arriving at its opinion. Craig-Hallum based its analyses on assumptions that it deemed reasonable, including those concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which Craig-Hallum based its analysis have been described under the description of each analysis in the foregoing summary. Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by Craig-Hallum are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, Craig-Hallum’s analyses are not, and do not, purport to be appraisals or otherwise reflective of the prices at which securities may trade at the present time or at any time in the future or at which businesses actually could be bought or sold.

As part of its investment banking business, Craig-Hallum and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions. Craig-Hallum was selected as financial advisor to the Special Committee on the basis of Craig-Hallum’s experience and its familiarity with Cepton and the industry in which it operates.

Under the terms of the engagement letter dated January 17, 2024, Cepton has paid Craig-Hallum (i) a fee of $350,000 for rendering its written opinion, and (ii) a non-refundable retainer fee of $50,000. Furthermore, pursuant to the terms of the engagement letter, Cepton has agreed to pay Craig-Hallum a cash transaction fee (based on a percentage of the aggregate value associated with the merger) upon consummation of the merger, which cash transaction fee currently is estimated to be approximately $1,150,000. In addition, Cepton has agreed to reimburse Craig-Hallum for reasonable expenses incurred in connection with the engagement and to indemnify Craig-Hallum against certain liabilities that may arise out of its engagement by Cepton and the rendering of the opinion.

Craig-Hallum’s analyses were prepared solely as part of Craig-Hallum’s analysis of the fairness, from a financial point of view, to the Unaffiliated Stockholders of the merger consideration to be paid by Koito under the terms of the Merger Agreement and were provided to the Special Committee for its analysis of the Merger Agreement and the merger. The opinion of Craig-Hallum was only one of the factors taken into consideration by the Special Committee in making its determination to approve the Merger Agreement and the merger.

In the ordinary course of its business, Craig-Hallum and its affiliates may actively trade securities of Cepton for its own account or the account of its customers and, accordingly, may at any time hold a long or short position in such securities. Craig-Hallum has not received fees or other compensation from Cepton or Koito in the past two years prior to the issuance of its opinion. Craig-Hallum and its affiliates may from time to time perform various investment banking and financial advisory services for other clients and customers that may have conflicting interests with Cepton, for which Craig-Hallum would expect to receive compensation.

Consistent with applicable legal and regulatory requirements, Craig-Hallum has adopted policies and procedures to establish and maintain the independence of Craig-Hallum’s research department and personnel. As a result, Craig-Hallum’s research analysts may hold opinions, make statements or investment recommendations and/or publish research reports with respect to the transaction and other participants in the transaction that differ from the opinions of Craig-Hallum’s investment banking personnel.

Certain Unaudited Prospective Financial Information

Other than in connection with our regular earnings press releases and related investor materials, the Company does not, as a matter of course, publicly disclose long-term consolidated forecasts as to future performance, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, the Company is including a summary of certain previously nonpublic, unaudited prospective financial information for the fiscal year ending December 31, 2024 through the fiscal year ending December 31, 2028 that members of the Company’s management provided to the Special Committee and the Special Committee’s advisors in connection with their evaluation of the merger (the “Management Projections”). The Management Projections were prepared on a stand-alone basis and do not take into account any of the transactions contemplated by the Merger Agreement or any changes to the Company’s operations or strategy that may be implemented after the completion of the merger. You should note that Management Projections constitute forward-looking statements. The Management Projections are not included in this Proxy Statement to influence any decision on whether to vote for the merger or any other proposal presented at the Special Meeting, but rather are included in this Proxy Statement to give stockholders access to certain non-public information that was provided to the Board, the Special Committee, Craig-Hallum and the Koito Entities, as applicable, for the purposes described above. By including the Management Projections in this Proxy Statement, none of the Company, the Board, the Special Committee, Craig-Hallum, the Koito Entities or any other person has made or makes any representation to any person regarding the Company’s ultimate performance as compared to the information contained in the Management Projections. The inclusion of the Management Projections should not be regarded as an indication of the Company, the Board, the Special Committee, Craig-Hallum, the Koito Entities or any other person considered, or now considers, them to be necessarily predictive of actual future results, and such information should not be relied on as such. Further, the inclusion of the Management Projections in this Proxy Statement does not constitute an admission or representation by the Company that the information presented is material.

The Management Projections were not prepared with a view toward public disclosure or complying with GAAP. In addition, the Management Projections were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Management Projections were prepared by, and are the responsibility of, the Company’s management team. The Company’s independent registered public accounting firm, KPMG LLP, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Management Projections and, accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. The KMPG LLP report incorporated by reference into this Proxy Statement relates solely to the Company’s previously issued financial statements. It does not extend to the Management Projections and should not be read to do so.

Certain Assumptions

In preparing the Management Projections described below, the Company’s management team used various assumptions that are subject to change, including, but not limited to, the following principal assumptions:

•        the Company is operating as a standalone public company;

•        in operating expenses, we factored in increased costs (such as legal fees) related to the merger in 2024; however, we did not factor in any success fees payable to Craig-Hallum;

•        we did not include the entirety of the $38,922,335 we claimed with respect to project cost recovery pursuant to the Letter Agreement; and

•        we did not include any claims from our suppliers who may be impacted by the OEM-B series production award cancellation.

	Management Projections Calendar Year Ending December 31,
(in thousands except percentage)	2024E	2025E	2026E	2027E	2028E
Total Revenue	$28,159	$41,206	$32,341	$74,343	$161,234
Total Cost of Goods Sold	15,858	23,765	22,879	51,235	110,845
Gross Profit	$12,301	$17,442	$9,462	$23,108	$50,389
Margin %	43.7%	42.3%	29.3%	31.1%	31.3%
Total Operating Expenses	$29,211	$27,266	$42,103	$48,687	$48,385
Operating Income	$(16,910)	$(9,824)	$(32,642)	$(25,579)	$2,004

THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE MANAGEMENT PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH MANAGEMENT PROJECTIONS ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

Position of the Koito Entities as to the Fairness of the Merger

Under the SEC rules governing “going private” transactions, each of the Koito Entities is an affiliate of the Company that is engaged in the “going private” transaction and, therefore, is required to express its beliefs as to the fairness of the merger to the “unaffiliated security holders” as defined under Rule 13e-3 under the Exchange Act. The Koito Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, no Koito Entity is making any recommendation to any unaffiliated security holder as to how such stockholder should vote on any proposal, and the views of each of Koito Entities should not be construed as a recommendation to any unaffiliated security holder as to how such stockholder should vote. Each Koito Entity has interests in the merger that are different from those of the unaffiliated security holders.

The Koito Entities believe that the merger (which is the Rule 13e-3 transaction for which the Schedule 13E-3 was filed with the SEC) is fair to the Company’s unaffiliated security holders on the basis of the factors described below.

The Koito Entities believe that the Special Committee, which negotiated the terms and conditions of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the merger, with the assistance of the independent financial advisor and legal counsel selected and retained by the Special Committee, represented the interests of the Company’s unaffiliated security holders. While Parent is represented by the Koito Designees, the merger was negotiated and approved by the Special Committee. The Koito Designees are not members of the Special Committee. The Koito Entities, including the Koito Designees, did not participate in the deliberations of the Board regarding, or receive advice from the Company’s or the Special Committee’s legal or financial advisors as to, the fairness of the merger. The Koito Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purpose of assessing the fairness of the merger to the Company’s unaffiliated security holders.

However, the Koito Entities believe, based on the knowledge and analysis by the Koito Entities of available information regarding the Company and the factors considered by, and the analysis and resulting conclusions of, the Special Committee described in the section entitled “The Transaction — Reasons for the Transaction; Recommendations of the Special Committee and the Board” (which analysis and resulting conclusions the Koito Entities adopt, based on Koito Entities’ review thereof subsequent to the execution of the Merger Agreement), that the merger is substantively and procedurally fair to the Company’s unaffiliated security holders.

In particular, the Koito Entities considered the following substantive factors, among others, which are not presented in any relative order of importance:

•        the current and historical market prices and volatility of our common stock, and the fact the merger consideration to be received by the unaffiliated security holders represents a premium of approximately 25% to the closing price of our common stock on Nasdaq on July 26, 2024, which was the last trading day prior to the signing of the Merger Agreement, and a premium of approximately 26% to the closing price of our common stock on Nasdaq on June 26, 2024, one month prior to the signing of the Merger Agreement;

•        the fact that the merger consideration is all cash and without any financing contingencies, which provides immediate certainty of value and liquidity to the Company’s unaffiliated security holders, since such unaffiliated security holders are able to realize the merger consideration of $3.17 per share for each of their shares of our common stock;

•        the merger will eliminate the Company’s unaffiliated security holders’ exposure to the various risks and uncertainties related to continued ownership of our common stock and the future growth, profitability and financial stability of the Company, which include among others:

•        the Company is an early-stage company with a history of losses that expects to incur significant expenses and continuing losses for the foreseeable future;

•        that the Company expects to incur substantial R&D costs and devote significant resources to identifying and commercializing new products;

•        the Company’s need to raise additional capital to meet its future funding requirements;

•        the uncertainties associated with the market adoption of LiDAR and the selection of the Company’s products for inclusion in ADAS and autonomous driving systems by automotive OEMs, automotive tier 1 suppliers or other customers.

•        that the Company has limited experience in managing its supply chain to manufacture and deliver its products on scale and that there are risks with its transition to an outsourced manufacturing business model;

•        general macroeconomic risks including conditions in the automotive industry and the global economy; and

•        the other risk factors disclosed in the Company’s most recent SEC filings;

•        the Special Committee received an opinion from Craig-Hallum, dated July 29, 2024, as to the fairness, from a financial point of view and as of such date to the Unaffiliated Stockholders of the $3.17 per share merger consideration to be paid to such holders in connection with the merger, which opinion was based upon and subject to the factors and assumptions set forth therein as more fully described in the section entitled “The Transaction — Opinion of Craig-Hallum to the Special Committee,” notwithstanding that the opinion of Craig-Hallum was provided for the information and assistance of the Special Committee and none of the Koito Entities are entitled to, and did not, rely on such opinion;

•        the fact that the Special Committee conducted a pre-signing market check process involving outreach by Craig-Hallum to potential strategic acquirors and determined that it was unlikely that any of those parties would complete a transaction on terms that were superior to the merger;

•        the fact that the Board, other than the Koito Designees and acting upon the unanimous recommendation of the Special Committee, determined that the Merger Agreement and the transactions contemplated thereby, including the merger, are advisable, fair to, and in the best interests of the Company and the Unaffiliated Stockholders; and

•        the fact that the Supporting Stockholders, who collectively represent approximately 38.7% of the voting power of the issued and outstanding shares of our common stock, have irrevocably and unconditionally agreed to vote their shares in favor of the Merger Agreement and related transactions.

In addition, the Koito Entities considered the following procedural factors, which are not presented in any relative order of importance:

•        the Board was fully informed about the extent to which the interests of the Koito Entities in the merger differed from those of the Company’s unaffiliated security holders;

•        the fact that Koito publicly disclosed its interest in acquiring the Company in a Schedule 13D/A on December 21, 2023, approximately seven months prior to entering the Merger Agreement, and that from that time until the Merger Agreement was signed on July 29, 2024, and the Company did not receive a better offer from a third party prior to the execution of the Merger Agreement;

•        the fact that the parties publicly disclosed the execution of the Merger Agreement on July 29, 2024 and, following such announcement, the Company did not receive any unsolicited inquiries from any third parties regarding a potential acquisition of all or a portion of the Company;

•        the Board established the Special Committee comprised solely of independent directors who are not affiliated with the Koito Entities, and who are independent and disinterested with respect to the Merger Agreement and the transactions contemplated thereby, to consider the Koito Entities’ proposal and to negotiate with the Koito Entities, and the Special Committee was deliberative in its process to determine whether the merger was fair to, and in the best interests of, the Company and its shareholders (including the Company’s unaffiliated security holders) and to analyze, evaluate and negotiate the terms of the merger;

•        the Koito Entities, including the Koito Designees, did not participate in or have any influence on the deliberative process of, or the conclusions reached by, the Special Committee or the negotiating positions of the Special Committee;

•        the Merger Agreement allows the Board (acting on the recommendation of the Special Committee), subject to specific limitations and requirements set forth in the Merger Agreement, to withdraw its recommendation in favor of the merger in response to a superior proposal or intervening event, subject to the Company paying the Koito Entities the termination fee of $1,250,000 in the case of an actual termination of the Merger Agreement;

•        the fact that the Special Committee retained, and had the benefit of advice from, experienced and qualified legal and financial advisors; and

•        the availability of appraisal rights to the Company’s stockholders who comply with all of the required procedures under Delaware law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their shares.

The Koito Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed merger. In particular, the Koito Entities considered the following factors, which are not presented in any relative order of importance:

•        the Company’s unaffiliated security holders will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future;

•        the risk that the merger might not be completed in a timely manner or at all, the consequences of which might include (i) the potential loss of value to the Company’s stockholders, (ii) a negative impact on the operations and prospects of the Company, including the potential loss of key personnel and (iii) an adverse impact on the market’s perception of the Company’s prospects;

•        the restrictions on the conduct of the Company’s business prior to the completion of the merger set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the merger;

•        the negative effect that the pendency of the merger, or a failure to complete the merger, could potentially have on the Company’s business and relationships with its employees, vendors and customers;

•        the fact that Parent, in making its proposal to engage in the merger, indicated that it is not interested in considering or participating in any alternative change of control transaction involving the Company and that Parent’s current ownership of approximately 12.2% (excluding shared voting power that Parent may be deemed to have as a result of the Voting Support Agreements) in the Company as well as its rights under the terms of the Preferred Stock, including its ability to require the Company to repurchase its Preferred Stock at the liquidation preference of $100 million plus accrued and unpaid dividends or to convert its Preferred Stock at 1.1 times the conversation rate then in effect upon the occurrence of a fundamental change, and its rights under the Investor Rights Agreement, would likely be considered by third parties in considering whether or not to make an unsolicited acquisition proposal and may have the effect of limiting the Company’s alternative financing options;

•        the risk that the parties may be delayed in obtaining, or unable to obtain, CFIUS approval without the imposition of any Burdensome Condition;

•        the fact that the Merger Agreement provides that, during the period from the date of the Merger Agreement until the effective time of the merger, the Company is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to third parties and to engage in negotiations with third parties regarding alternative acquisition proposals, subject to customary exceptions;

•        the fact that the Company has incurred and will continue to incur significant transaction costs and expenses in connection with the potential transaction, regardless of whether the merger is consummated;

•        the risks related to amounts that may be payable by the Company upon the termination of the Merger Agreement, including the termination fee of $1,250,000, and the process required to terminate the merger; and

•        the fact that an all-cash transaction would be taxable to certain of the Company stockholders that are U.S. holders for U.S. federal income tax purposes.

The Koito Entities concluded that approval by a majority of the Unaffiliated Stockholders is not necessary for approval of the Merger Agreement and the transactions contemplated thereby as such approval is not required under Delaware law, and the Koito Entities believe that the various procedural safeguards that have been adopted, as described above, have ensured the procedural fairness of the Merger Agreement and the transactions contemplated thereby. As such, the Koito Entities believe that the Merger Agreement and the transactions contemplated thereby are procedurally fair to the Company’s unaffiliated security holders. The foregoing discussion of the information and factors considered and given weight by the Koito Entities in connection with the fairness of the merger is not intended to be exhaustive but is believed to include all material factors considered by them. The Koito Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the merger. Rather, the Koito Entities reached their position as to the fairness of the merger after considering all of the foregoing factors as a whole. The Koito Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the merger to the Company’s unaffiliated security holders. This position should not, however, be construed as a recommendation to any Company stockholder to approve the Merger Agreement. The Koito Entities make no recommendation as to how Company stockholders should vote their shares relating to the merger. The Koito Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the Company’s unaffiliated security holders, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to such stockholders.

The Koito Entities did not consider net book value, which is an accounting concept, for purposes of reaching its determination and recommendations, because, in the Koito Entities’ view, net book value is indicative of neither the Company’s market value nor its value as a going concern, but rather is an indicator of historical costs.

In addition, the Koito Entities did not conduct a going-concern valuation of our common stock for purposes of determining the substantive fairness of the merger to the Company’s unaffiliated security holders because, following the merger, the Surviving Corporation will have a significantly different capital structure and because the Koito Entities believe that the trading price of our common stock at any given time represents the best available indicator of the Company’s going-concern value at that time, so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction.

Moreover, the Koito Entities did not consider the liquidation value of the Company in determining the substantive fairness of the merger to the Company’s unaffiliated security holders because (i) of their belief that liquidation sales generally result in proceeds substantially less than the sales of a going concern; (ii) of the impracticability of determining a liquidation value given the significant execution risk involved in any breakup; (iii) they considered the Company to be a viable going concern; and (iv) the Koito Entities anticipate that the Company’s operations will continue to be conducted substantially as they currently are being conducted.

Finally, the Koito Entities did not consider the purchase prices of our common stock paid by the Koito Entities, or the conversion price applicable to its shares of Preferred Stock, in previous purchases during the years preceding the signing of the Merger Agreement in determining the substantive fairness of the merger to the Company’s unaffiliated security holders because they did not consider those prices to represent the best available indicator of Company’s value as of the signing of the Merger Agreement but rather to be indicative of historical prices, as described above.

Reasons of the Koito Entities for the Merger

Under the SEC rules governing “going private” transactions, each of the Koito Entities is an affiliate of the Company that is engaged in the “going private” transaction and, therefore, each is required to express its purposes and reasons for the merger to the Company’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The Koito Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. However, the Koito Entities are not making any recommendation to any stockholder of the Company as to how that stockholder should vote on any proposal, and the views of each of the Koito Entities should not be construed as a recommendation to any stockholder of the Company as to how such stockholder should vote. The Koito Entities have interests in the merger that are different from those of other stockholders.

For the Koito Entities, the purpose of the merger is to enable them to acquire control of the Company, through a transaction in which the stockholders of the Company (other than Parent, Merger Sub or their respective affiliates, the Rollover Participants in respect of any Rollover Shares, and any subsidiary of the Company holding shares of our common stock) will be cashed out for $3.17 per share, and Parent will bear the risks and rewards of the ownership of the Company after completion of the merger, including any future earnings and growth of the Company as a result of improvements to the Company operations, synergies that may result from the merger, successful OEM orders and other benefits of operating the Company. In the opinion of the Koito Entities, the merger will provide a number of benefits to the Koito Entities and the Company that would follow from the Company becoming an indirect controlled subsidiary of Parent, including, but not limited to:

•        the Company should have greater flexibility to collaborate with Parent and its other subsidiaries in various business endeavors, including but not limited to research and development and competing for OEM orders.

•        the Company should have more efficient access to capital from Parent or its lenders, and the Company’s current and future business partners, including customers and potential customers such as OEMs, should have greater confidence in the financial condition of the Company due to support from Parent (whether direct or indirect);

•        the Koito Entities should have greater control over the Company, which may allow them to improve the Company’s operations such as by controlling costs or to redirect research and development or otherwise pursue activities that could provide earnings or growth over time;

•        the Koito Entities and the Company will no longer need to spend as much time and resources negotiating agreements between themselves, including the removal of restrictions on related-party transactions that apply to listed companies; and

•        the Company will cease to be a public reporting company, reducing management time and attention spent on those activities, as well as operating costs, and allowing management to focus on longer term returns rather than on short-term or quarterly results.

Although the Koito Entities believe that there will be opportunities associated with their investment in the Company, the Koito Entities realize that there are also substantial risks (including the risks and uncertainties relating to the prospects of the Company) and that such opportunities may never be fully realized. In deciding to pursue the merger, the Koito Entities considered and took into account various risks and other factors that potentially could adversely affect them. These included the likelihood that the Company’s operations and future growth would require further investments and the possibility that the merger could result in the loss of key employees of the Company or otherwise disrupt the Company’s business operations. The Koito Entities also considered that its directors, officers and other employees would expend considerable time and effort in negotiating, implementing and completing the merger, and in doing so their time would be diverted from other important business opportunities and operational matters. The Koito Entities will also incur significant transaction costs and expenses in connection with the merger, regardless of whether the merger is completed, and there is a risk that the merger may not be completed despite the Koito Entities’ efforts. Further, following the merger, there will be no trading market for the equity securities of the Company, making the Koito Entities’ investment in the Company illiquid.

The Koito Entities considered making further investments into the Company instead of pursing the merger but determined that such options were impracticable given Parent’s existing ownership of the Company and the amounts of future investments necessary to fund the Company’s growth. Due to this and the other reasons described above, the Koito Entities have undertaken to pursue the merger at this time. The Koito Entities also believe that structuring the transaction as a merger is preferable to other transaction structures, because it (1) will enable the Koito Entities to acquire all of the shares of our common stock held by the Unaffiliated Stockholders at the same time, (2) will allow the Company to cease to be a publicly registered and reporting company and (3) represents an opportunity for the Unaffiliated Stockholders to receive $3.17 per share in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement.

If the merger is not completed for any reason, Parent and its affiliates reserve the right to acquire additional shares of the Company through private purchases, market transactions, tender or exchange offers or otherwise on terms and at prices that may be more or less favorable than those provided in the Merger Agreement, or, subject to any applicable legal restrictions, to dispose of any or all shares of the Company acquired by them. For the avoidance of doubt, in the event that the merger is not completed, the terms of the Preferred Stock and the Investor Rights Agreement will remain in place in accordance with their terms.

Closing and Effective Time of the Merger

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Cepton. As a result, the separate corporate existence of Merger Sub will cease and Cepton will survive the merger and continue to exist after the merger as an indirect controlled subsidiary of Koito.

The merger will take place no later than the seventh business day after satisfaction or waiver of all conditions described in the section of this Proxy Statement captioned “The Merger Agreement — Conditions to the Transaction.”

The merger will become effective at the time when Cepton, Koito and Merger Sub cause to be executed and filed a certificate of merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL, or such later date and time as is agreed upon by the parties and specified in the certificate of merger.

Plans for the Company After the Merger

Following completion of the merger, Merger Sub will have been merged with and into the Company, with the Company as the Surviving Corporation. Shares of our common stock and warrants are currently listed on Nasdaq and registered under the Exchange Act. Following completion of the merger, there will be no further market for the shares of our common stock or warrants and, as promptly as practicable following the Effective Time and in compliance with applicable law, our common stock and warrants will be delisted from Nasdaq, deregistered under the Exchange Act and will cease to be publicly traded.

At the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with applicable law or until their earlier death, resignation or removal.

The Koito Entities currently anticipate that the Company’s operations will initially be conducted after the merger substantially as they currently are being conducted, except that the Company will cease to be a publicly traded company and will instead be a privately held indirect subsidiary of Parent. Following the completion of the merger, the Company will no longer be subject to the Exchange Act and Nasdaq compliance and reporting requirements and the related direct and indirect costs and expenses, and may experience positive effects on profitability as a result of the elimination of such costs and expenses. In addition, the Koito Entities will continue to evaluate the Company’s assets, corporate and capital structure, capitalization, operations, business and properties to determine what additional changes, if any, would be desirable following the merger to enhance the business and operations of the Company. The Koito Entities intend to retain the Company’s personnel, although the Koito Entities reserve the right to make changes to personnel if they deem that it is beneficial to business of the Koito Entities or the Company or in light of future developments. In addition, the Koito Entities may seek to collaborate more closely with the Company in various business endeavors, including research and development and competing for OEM orders, improve the Company’s operations such as by controlling costs or redirect research and development efforts or otherwise pursue activities that could provide earnings or growth over time. However, no definitive plans, arrangements, commitments, understandings, or contracts for this are currently contemplated nor exist.

As of the date of this proxy statement, other than the merger and except as described above or elsewhere in this proxy statement, the Koito Entities have no current intentions, plans, proposals or negotiations that would relate to or result in any of the following:

•        an extraordinary transaction, such as a merger, reorganization or liquidation, involving the Company or its subsidiaries;

•        the purchase, sale or transfer of a material amount of the assets of the Company or its subsidiaries;

•        any material changes the composition of its management; or

•        any material change in the Company’s corporate structure or business.

Nevertheless, the Koito Entities expressly reserve the right to make any such changes to the Company or its operations after consummation of the merger if they deem that it is beneficial to business of the Koito Entities or the Company or in light of future developments.

Appraisal Rights

If the merger is consummated, our stockholders (including beneficial owners of shares of common stock) who (1) do not vote in favor of the adoption of the Merger Agreement; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time of the merger; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the merger under Section 262 of the DGCL. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of shares, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders exercise their appraisal rights under Section 262. STOCKHOLDERS SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.

Under Section 262, if the merger is completed, holders of record of shares of our common stock or beneficial owners who (1) deliver a written demand for appraisal of such person’s shares of our common stock to Cepton prior to the vote on the adoption of the Merger Agreement; (2) do not vote, in person or by proxy, in favor of the adoption of the Merger Agreement; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time of the merger; and (4) otherwise comply with the procedures and satisfy certain ownership, as appliable, thresholds set forth in Section 262 may be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the consideration set forth in the Merger Agreement, for the “fair value” of their shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time of the merger through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the merger to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all holders of shares of a class or series of stock that, immediately prior to the merger, were listed on a national securities exchange who are otherwise entitled to appraisal rights unless (1) the total number of shares of the class or series of stock for which appraisal rights have been pursued or perfected exceeds 1% of the outstanding shares of such class or series as measured in accordance with subsection (g) of Section 262 or (2) the value of the per share price in respect of such shares exceeds $1 million. We refer to these conditions as the “ownership thresholds.” Given that the shares of our common stock are listed on Nasdaq (and assuming such shares remain so listed up until the merger), then the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of our common stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied.

Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Proxy Statement constitutes the Company’s notice to our stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the merger, any holder of record or beneficial owner of shares of our common stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the per share price described in the Merger Agreement, without interest, less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.

Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our common stock must do ALL of the following:

•        such person must not vote in favor of the proposal to adopt the Merger Agreement;

•        such person must deliver to Cepton a written demand for appraisal before the vote on the Merger Agreement at the Special Meeting; and

•        such person must continuously hold of record or beneficially own the shares of our common stock from the date of making the demand through the Effective Time of the merger (a person will lose appraisal rights if the person transfers the shares before the Effective Time of the merger).

Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, each person who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement or abstain.

Filing Written Demand

A person wishing to exercise appraisal rights must deliver to Cepton, before the vote on the adoption of the Merger Agreement at the Special Meeting, a written demand for the appraisal of such person’s shares. In addition, that person must not vote or submit a proxy in favor of the adoption of the Merger Agreement. A vote in favor of the adoption of the Merger Agreement, in person at the Special Meeting or by proxy (whether by mail or via the internet or telephone), will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Effective Time of the merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of such person’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. Neither voting against the Transaction Proposal nor abstaining from voting or failing to vote on the Transaction Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A proxy or vote against the adoption of the Merger Agreement will not constitute a demand. A person’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.

In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform Cepton of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares. A proxy or vote against the merger will not constitute such demand. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list (as defined below).

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131
Attention: Corporate Secretary

At any time within 60 days after the Effective Time of the merger, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Merger Agreement, by delivering to Cepton, as the Surviving Corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time of the merger may only be made with the written approval of the Surviving Corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered in connection with the merger within 60 days after the Effective Time of the merger. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the per share price being offered pursuant to the Merger Agreement.

Notice by the Surviving Corporation

If the merger is completed, within 10 days after the Effective Time of the merger, the Surviving Corporation will notify each stockholder (including any beneficial owner) of each constituent corporation who has submitted a demand for appraisal in accordance with Section 262, and who has not voted in favor of the adoption of the Merger Agreement, that the merger has become effective and the Effective Time thereof.

Filing a Petition for Appraisal

Within 120 days after the Effective Time of the merger, but not thereafter, the Surviving Corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by any person other than the Surviving Corporation, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our capital stock. Accordingly, any persons who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our common stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.

Within 120 days after the Effective Time of the merger, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which Cepton has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares will not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within 10 days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by any person other than the Surviving Corporation, service of a copy thereof must be made upon the Surviving Corporation, which must within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the Surviving Corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the Surviving Corporation.

After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

Given that the shares of our common stock are listed on Nasdaq (and assuming such shares remain so listed up until the merger), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of our common stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met. For the avoidance of doubt and assuming that the shares of our Preferred Stock are not listed on a national securities exchange as of immediately prior to the Effective Time, satisfaction of one of the ownership thresholds will not be required with respect to our Preferred Stock.

Determination of Fair Value

After the Delaware Court of Chancery determines the persons entitled to appraisal and, with respect to our common stock, that at least one of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time of the merger and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that “throw any light on future prospects of the merged corporation.” Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. ALTHOUGH CEPTON BELIEVES THAT THE PER SHARE PRICE IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE PER SHARE PRICE. Neither Cepton nor Koito anticipates offering more than the per share price to any persons exercising appraisal rights, and each of Cepton and Koito reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our common stock is less than the per share price. If a petition for appraisal is not timely filed or, with respect to our common stock, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease.

The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.

If any person who demands appraisal of shares of our common stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of our common stock will be deemed to have been converted at the Effective Time of the merger into the right to receive the per share price as provided in the Merger Agreement. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time of the merger, if, in the case of our common stock, neither of the ownership thresholds above has been satisfied in respect of those seeking appraisal rights with respect to the shares of our common stock, or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the per share price as provided in the Merger Agreement in accordance with Section 262.

From and after the Effective Time of the merger, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our common stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time of the merger).

Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. In that event, you will be entitled to receive the per share price for your Dissenting Shares accordance with the Merger Agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Consequences of Non-Approval of the Transaction Proposal

Approval of the Transaction Proposal is a condition to the Closing. If the Transaction Proposal is not approved by our stockholders, the Merger Agreement may be terminated, and the transactions contemplated thereby cannot be completed. If the Merger Agreement is terminated because the Transaction Proposal is not approved by our stockholders, or for certain other reasons, the Company may be required to pay a $1,250,000 Company Termination Fee and/or, in the event Parent commences a suit to enforce payment of the Company Termination Fee that results in a final and non-appealable judgement against the Company, reimburse Parent for all reasonable and documented out-of-pocket fees, cost and expenses of enforcement (including reasonable and documented attorney’s fees incurred in connection therewith). See the section entitled “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — Termination Fee; Effect of Termination” in this Proposal 1 for more details.

Required Vote

At the Special Meeting, the only vote or approval of the holders of any class or series of capital stock of the Company necessary under applicable law, the Nasdaq rules, our Second Amended and Restated Certificate of Incorporation or the Bylaws to consummate the Transaction is the affirmative vote and approval of a majority of the voting power of outstanding shares of our common stock entitled to vote thereon. Virtual attendance at Company Stockholder Meeting constitutes presence in person for the Company Stockholder Meeting. If you hold your shares in “street name,” if you do not provide voting instructions with respect to your shares of common stock, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” The Transaction Proposal is a “non-routine” proposal. Abstentions and broker non-votes shall not be counted as votes for or against the Transaction Proposal.

The affirmative vote by Parent of all shares of common stock beneficially owned by Parent in accordance with the Merger Agreement and the affirmative vote of all shares of common stock beneficially owned by the Supporting Stockholders pursuant to the Voting Support Agreements will be sufficient to approve the Transaction Proposal, subject to a Company Board Recommendation Change.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 1.

The Merger Agreement

This section describes the material terms of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to our current report on Form 8-K filed with the SEC on July 29, 2024, and is included as Annex A to this Proxy Statement. The form of the Amended and Restated Certificate of Incorporation of the Surviving Corporation is included as Exhibit A to the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement, a copy of which is included as Annex A to this Proxy Statement, and this summary of its terms are included in this Proxy Statement to provide you with information regarding its terms. Factual disclosures about the Company contained in this Proxy Statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by the Company and Parent were made solely to the parties to, and solely for the purposes of, the Merger Agreement and as of specific dates and were qualified and subject to important limitations agreed to by the Company and Parent in connection with negotiating the terms of the Merger Agreement. Except to the extent specifically provided in the Merger Agreement, the Company’s stockholders and other investors are not third-party beneficiaries under the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated for the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement.

The Merger

The Merger Agreement provides for, among other things, at the Closing, and on the terms and subject to the conditions set forth therein and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company, and the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under the DGCL as the Surviving Corporation.

At the Effective Time:

•        each share of our capital stock outstanding immediately prior to the Effective Time (other than Rollover Shares, Excluded Shares, Subsidiary Shares and Dissenting Shares) will be converted into the right to receive, subject to the terms and conditions contained in the Merger Agreement, $3.17 per share, without interest, and less any applicable withholding taxes. From and after the Effective Time, all of the shares of our common stock converted into the right to receive the merger consideration will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each holder of shares of our common stock outstanding as of immediately prior to the Effective Time will thereafter cease to have any rights with respect to such shares, except the right to receive the merger consideration, without interest, in accordance with the Merger Agreement;

•        each outstanding warrant will, in accordance with its terms under the Warrant Agreement, automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for shares of our common stock and will become a warrant exercisable for the merger consideration. If a holder properly exercises a warrant within 30 days following the public disclosure of the consummation of the merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price, as defined in the Warrant Agreement, with respect to such exercise will be reduced by an amount

(in dollars and in no event less than zero) equal to the difference of (a) the Warrant Price in effect prior to such reduction minus (b) (i) the per share merger consideration minus (ii) the Black-Scholes Warrant Value (as defined in the Warrant Agreement);

•        each share of Preferred Stock issued and outstanding immediately prior to the Effective Time will remain outstanding and will not be cancelled;

•        the Earnout Shares will be treated in accordance with the terms and conditions of the Business Combination Agreement, dated as of August 4, 2021, by and among the Company, GCAC Merger Sub Inc. and Cepton Technologies, as amended, pursuant to which, at the Effective Time, the Earnout Shares will (i) be deemed unearned as the per share merger consideration does not exceed the share price milestone thresholds applicable to the Earnout Shares and (ii) be cancelled.

Representations and Warranties

Under the Merger Agreement, the Company made customary representations and warranties in respect of the Company relating to organization and good standing, corporate power and enforceability, Company Board approval (acting on the unanimous recommendation of the Special Committee) and anti-takeover laws, requisite stockholder approval, non-contravention, requisite governmental approvals, capitalization, subsidiaries, SEC reports, financial statements and internal controls, no undisclosed liabilities, absence of certain changes, material contracts, real property, environmental matters, intellectual property, products, tax matters, employee benefits, labor matters, compliance with Laws, anti-corruption and international trade, legal proceedings and orders, insurance, related party transactions, brokers, opinion of financial advisor, and exclusivity of representations and warranties from Parent and Merger Sub.

Under the Merger Agreement, Parent made customary representations and warranties in respect of Parent and Merger Sub relating to organization and good standing, corporate power and enforceability, non-contravention, requisite governmental approvals, brokers, sufficiency of funds, solvency; legal proceedings, ownership of common stock, shareholder and management arrangements, and exclusivity of representations or warranties from the Company.

Covenants Regarding Conduct of Business by the Company Pending the Closing

The Company made certain covenants under the Merger Agreement, including, among others, the covenants set forth below.

•        Except (a) as expressly contemplated by the Merger Agreement, (b) as required by applicable Law or certain data security requirements, (c) as approved in advance in writing by Parent (which approval will not be unreasonably withheld, conditioned or delayed), or (d) as set forth in the Company’s disclosure letter, during the period from July 29, 2024, until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company will, and will cause each of its Subsidiaries to, conduct its business in all material respects in the ordinary course of business and use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

•        Except (a) as expressly contemplated by the Merger Agreement, (b) as required by applicable Law, (c) as approved in advance in writing by Parent (which approval will not be unreasonably withheld, conditioned or delayed), or (d) as set forth in the Company’s disclosure letter, in addition to and without prejudice to the rights of Parent under the Investor Rights Agreement (including Section 2.05 (Investor Consent) thereof), during the period from July 29, 2024, until the earlier to occur of the termination of the Merger Agreement and the Closing, the Company may not, and may not permit any of its subsidiaries to, directly or indirectly:

•        amend its certificate of incorporation, bylaws or other similar organizational documents, other than in immaterial respects;

•        (i) split, combine or reclassify any shares of its capital stock, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for dividends or other such distributions by any of its wholly owned Subsidiaries or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or any Company Subsidiary Securities, except as required by the terms of the Company’s equity incentive plan or to satisfy tax withholding obligations in connection with the exercise of a Company Option or settlement of a Company RSU or Company PSU;

•        (i) issue, deliver or sell, or authorize the issuance, delivery or sale of any shares of Company Securities or Subsidiary Securities, other than the issuance of (a) any shares of our common stock upon the exercise of Company Options in accordance with the terms of those options on July 29, 2024, (b) any shares of our common stock upon the settlement of Company RSUs or Company PSUs in accordance with the terms of those restricted stock units on July 29, 2024, and (c) any Subsidiary Securities to the Company or any other Subsidiary of the Company or (ii) amend any term of any Company Security or any Subsidiary Security, except as required by the terms of any employee plan;

•        incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those contemplated by the capital expenditure budget that was made available to Parent prior to July 29, 2024, and (ii) any unbudgeted capital expenditures not to exceed $500,000 individually or $1,000,000 in the aggregate;

•        acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (i) assets, supplies, parts, products and other properties in the ordinary course of business of the Company and its Subsidiaries in a manner that is consistent with past practice, and (ii) acquisitions with a purchase price (including assumed indebtedness) that does not exceed $10,000 individually or $250,000 in the aggregate;

•        sell, lease, license, sublicense, otherwise transfer, abandon, permit to lapse, fail to maintain, fail to enforce or protect, or create or incur any lien on, any of the Company’s or its Subsidiaries’ assets, securities, properties, interests or businesses, other than (i) sales of inventory products or obsolete equipment in the ordinary course of business consistent with past practice, (ii) sales of assets, securities, properties, interests or businesses with a sale price (including any related assumed indebtedness) that does not exceed $10,000 individually or $25,000 in the aggregate, and (iii) entering into non-exclusive licenses in the ordinary course of business consistent with past practice;

•        other than as permitted by the Merger Agreement, make any loans, advances or capital contributions to, or investments in, any other Person, including advances of employment-related expenses to employees of the Company or any of its Subsidiaries (other than loans or advances among the Company and any of its wholly owned Subsidiaries and capital contributions to or investments in its wholly owned Subsidiaries), other than in the ordinary course of business consistent with past practice;

•        create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

•        other than in the ordinary course of business consistent with past practice, (i) enter into any contract which would be a material contract, or (ii) amend or modify in any material respect or terminate any material contract or otherwise waive, release or assign any material rights, claims or benefits of the Company or any of its Subsidiaries;

•        settle any material lawsuit before a governmental authority, except for settlements that involve monetary remedies with a value not in excess of $100,000 (net of amounts covered by insurance or indemnification agreements with third parties) and do not impose material, equitable relief against the Company or any of its Subsidiaries;

•        except as listed in the Company’s disclosure letter or required by applicable Law or under the terms of any employee plan in effect as of July 29, 2024, (i) grant any or enter into any employment or consulting agreements with the Company’s service providers whose service begins after July 29, 2024 (other than pursuant to severance agreements, employment or consulting agreements that are in the ordinary course of business, consistent with past practice and otherwise permitted by the Merger Agreement), (ii) grant any retention or termination pay to, or amend any severance, retention, termination, employment, consulting, bonus, change-in-control agreement with any current or former service provider of the Company, (iii) increase the compensation or benefits provided to any current or former service provider of the Company (other than increases in base compensation of not more than 3.5% to employees other than Key Employees), (iv) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former service provider of the Company, (v) establish, adopt, enter into or amend any employee plan or collective bargaining agreement (and will not implement the Company’s employee stock purchase plan), (vi) hire any employees other than to fill vacancies arising due to terminations of employment of employees other than Key Employees, or (vii) terminate the employment of any Key Employees other than for cause;

•        change the Company’s methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the Exchange Act, as agreed to by its independent public accountants;

•        make or change any material tax election, change any annual tax accounting period, adopt or change any method of tax accounting, amend any material tax returns or file claims for material tax refunds, enter into any material closing agreement, settle any material tax claim, audit or assessment, or surrender any right to claim a material tax refund, offset or other reduction in tax liability or seek or obtain any ruling from a governmental authority with respect to Taxes; or

•        agree, resolve or commit to do any of the foregoing.

No Solicitation; Company Board Recommendation Change

From July 29, 2024 until the earlier to occur of the termination of the Merger Agreement and the Effective Time, without Parent’s written consent, the Company may not, must procure that its Subsidiaries and their respective directors, officers, employees do not and will not, and must use reasonable best efforts to procure that the investment bankers, attorneys, accountants and other advisors or representatives of the Company and its Subsidiaries do not and will not, directly or indirectly: (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by Parent or Merger Sub pursuant to the Merger Agreement) relating to an Acquisition Transaction (an “Acquisition Proposal”) or Acquisition Transaction, or (ii) enter into, or undertake to enter into, any contract for an Acquisition Transaction, or any contract requiring the Company to abandon, terminate or fail to consummate the Transaction, other than a confidentiality agreement entered into in connection with the Company’s consideration of an Acquisition Transaction or Acquisition Proposal in compliance with the terms of the Merger Agreement. From the date of the Merger Agreement and through the earlier to occur of the Effective Time or the termination of the Merger Agreement in accordance with its terms, the Company, its Subsidiaries and their respective representatives must (a) promptly advise Parent in writing of the receipt of any Acquisition Proposal (including the specific terms thereof and the identity of the other individual or entity or individuals or entities involved), (b) promptly furnish to Parent a copy of such Acquisition Proposal in addition to a copy of any information provided to or by any third party relating thereto, and (c) keep Parent reasonably informed, on a prompt basis, of the status and terms of any such Acquisition Proposal. Any breach of the terms of the Merger Agreement no solicitation provision by any Subsidiary or Representative of the Company (as if it were a party hereto) shall be deemed a breach by the Company.

The term “Acquisition Transaction” means any transaction or series of related transactions (other than the Transaction) involving:

(a)     any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning (i) more than 20% of our common stock outstanding (on an as-converted, exchanged or exercised basis, if applicable) or (ii) securities convertible, exchangeable or exercisable into more than 20% of our common stock outstanding (on an as-converted, exchanged or exercised basis, if applicable), in either case, after giving effect to the consummation of such purchase or other acquisition;

(b)    any direct or indirect purchase, lease, exchange, transfer, exclusive license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of more than 20% of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(c)     any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own equity of the Company representing (i) more than 20% of our common stock outstanding (on an as-converted, exchanged or exercised basis, if applicable) or (ii) securities convertible into more than 20% of our common stock outstanding (on an as-converted, exchanged or exercised basis, if applicable), in either case, after giving effect to the consummation of such transaction.

A “Company Board Recommendation Change” means for the Company Board, to withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to the Transaction; publicly adopt, approve or recommend an Acquisition Proposal; in connection with a tender or exchange offer by a third party; fail to recommend against such offer by the close of business on the tenth (10th) U.S. Business Day after its commencement; or fail to include the Company Board Recommendation in the Proxy Statement; provided, that, (a) the determination by the Company Board that an Acquisition Proposal constitutes a Superior Proposal, (b) the disclosure by the Company of such determination, (c) the delivery by the Company of the notice of an Intervening Event, or (d) the making of any “stop, look, and listen” communication by the Company, shall not constitute a Company Board Recommendation Change.

Superior Proposal

Notwithstanding anything to the contrary in the Merger Agreement, if the Company receives an Acquisition Proposal that was not received as a result of a breach of the no solicitation provision described in the preceding paragraph and the Company Board determines that such Acquisition Proposal constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal, then (i) the Company may respond to, engage in discussions with and provide information regarding the Company to, the person making such proposal, and (ii) at any time prior to obtaining the Requisite Stockholder Approval, the Company Board (acting on the recommendation of the Special Committee) may effect a Company Board Recommendation Change with respect to such Acquisition Proposal and, after complying with the no solicitation provision described in the preceding paragraph, terminate the Merger Agreement in accordance with the provisions therein, if, in each case the Company Board (acting on the recommendation of the Special Committee) has determined in good faith (after consultation with outside counsel and its financial advisor) that such Acquisition Proposal constitutes a Superior Proposal and that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that the Company Board may not effect a Company Board Recommendation Change or terminate the Merger Agreement pursuant to the terms thereof unless (A) the Company has notified Parent, in writing and at least five business days prior to effecting a Company Board Recommendation Change, of its intention to take such action (which notice will not constitute a Company Board Recommendation Change), (B) the Company has negotiated with Parent in good faith (to the extent requested by Parent) regarding any modifications to the terms and conditions of the Merger Agreement proposed by Parent in writing during such five business day period following delivery by the Company of such notification, and (C) if Parent has delivered to the Company a written, binding and irrevocable offer to alter the terms or conditions of the Merger Agreement during such five business day period, the Company Board (acting on the recommendation of the Special Committee) has determined in good faith (after consultation with outside counsel and its financial advisor), after considering the terms of such offer by Parent, that such Acquisition Proposal continues to be a Superior Proposal and that the failure to make such Company Board Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law.

The term “Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that the Company Board or the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) (a) has terms more favorable from a financial point of view to the Unaffiliated Stockholders than the Transaction (taking into account any proposal by Parent to amend the terms of the Merger Agreement), and (b) is reasonably likely to be consummated on its terms (in the case of each of clauses (a) and (b), taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal, including the identity of the Person making the proposal). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

Intervening Event

Notwithstanding anything to the contrary in the Merger Agreement, upon the occurrence of an Intervening Event, the Company Board (acting on the unanimous recommendation of the Special Committee) may effect a Company Board Recommendation Change if the Company Board (acting on the unanimous recommendation of the Special Committee) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board may not effect such a Company Board Recommendation Change unless: (i) the Company has notified Parent, in writing and at least five business days prior to effecting a Company Board Recommendation Change, of its intention to take such action, (ii) the Company has negotiated with Parent in good faith (to the extent requested by Parent) regarding any modifications to the terms and conditions of the Merger Agreement proposed by Parent in writing during such five (5) business day period following delivery by the Company of such notification, and (iii) if Parent has delivered to the Company a written, binding and irrevocable offer to alter the terms or conditions of the Merger Agreement during such five business day period, the Company Board (acting on the unanimous recommendation of the Special Committee) has determined in good faith (after consultation with outside counsel and its financial advisor), after considering the terms of such offer by Parent, that the failure to make a Company Board Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law.

The term “Intervening Event” means any change, event, effect or circumstance that has materially affected the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (other than any event, occurrence, fact or change resulting from a breach of the Merger Agreement by the Company), in each case that (i) is not known or is not reasonably foreseeable by, or if known or reasonably foreseeable, the effect of which was not known or reasonably foreseeable, the Company Board as of the date of the Merger Agreement, which change, event, effect or circumstance becomes known to the Company Board prior to receipt of the Requisite Stockholder Approval and (ii) does not relate to any Acquisition Proposal, Parent or Merger Sub; provided that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (A) the fact that the Company and its Subsidiaries meet or exceed any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position or other operating metrics (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (B) change in the market price, or change in trading volume, of the capital stock of the Company, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); or (C) any item set forth in the Company’s disclosure letter under the heading “Intervening Event” (which, as of the date of the Merger Agreement, included no such items).

“Stop, Look, and Listen”

Nothing contained in the Merger Agreement will prevent the Company or the Company Board from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9, Item 1012(a) of Regulation M-A promulgated under the Exchange Act or Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal or from making any disclosure to the Company’s stockholders if the Company Board (acting on the unanimous recommendation of the Special Committee) determines (after consultation with outside legal counsel) that its failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided that any Company Board Recommendation Change may only be made as described under “— Superior Proposal” and “— Intervening Event” above. A factually accurate public statement that describes the Company’s receipt of an Acquisition Proposal and the operation of the Merger Agreement with respect thereto (without including a reaffirmation) shall not be deemed a Company Board Recommendation Change.

Stockholder Litigation

From and after July 29, 2024, the Company shall as promptly as reasonably practicable advise Parent of any claim, action, suit or proceeding (including derivative claims) commenced against the Company and/or its directors or executive officers relating to the Merger Agreement, the Transaction, any other Transaction Documents or any transactions contemplated thereby. The Company will give Parent the opportunity to participate in the defense or settlement of any such claim, action, suit or proceeding and will give reasonable and good faith consideration to Parent’s views with respect thereto. The Company may not agree to any settlement of any such claim, action, suit or proceeding without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

No Control of the Other Party’s Business

Parent and the Company acknowledged and agreed that the restrictions set forth in the Merger Agreement are not intended to give Parent, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, Parent and the Company will exercise, consistent with the terms, conditions and restrictions of the Merger Agreement, complete control and supervision over their own business and operations.

Requisite Stockholder Approval

The only vote or approval of the holders of any class or series of capital stock of the Company necessary under applicable Law, the Nasdaq rules, the Charter or the Bylaws to consummate the Transaction is the affirmative vote and approval of a majority of the outstanding shares of our common stock entitled to vote thereon.

Consents, Approvals and Filings

Filing Under Antitrust Laws

Pursuant to the terms of the Merger Agreement, Parent and the Company will (i) make the filings listed in the Company’s disclosure letter required to be made under applicable antitrust laws in connection with the Transaction, (ii) cooperate and coordinate (and cause its respective controlled affiliates to cooperate and coordinate) with each other in the making of any such filings with any governmental authority (if any) under applicable antitrust laws in connection with the Transaction; (iii) supply each other (or cause each other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the governmental authorities of any applicable jurisdiction in which any such filing is made; (v) use reasonable best efforts to take all action necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods pursuant to any antitrust laws (to the extent applicable to the Merger Agreement or the Transaction); and (vi) obtain any required consents pursuant to any antitrust laws (to the extent applicable to the Merger Agreement or the Transaction), in each case as promptly as reasonably practicable.

CFIUS Notice

Subject to the terms and conditions of the Merger Agreement, Parent and the Company will use reasonable best efforts to obtain the CFIUS Approval. Parent and the Company will use mutual, reasonable efforts to submit, no later than 10 business days after July 29, 2024 (unless a longer date is agreed in writing by the parties), a draft joint voluntary notice to CFIUS with respect to the Transaction. After receipt of confirmation that CFIUS has no further comments or inquiries related to the draft CFIUS notice, Parent and the Company will promptly, and in any event no later than 10 business days after such confirmation, submit a formal joint voluntary notice to CFIUS with respect to the Transaction. Parent is responsible for paying the applicable filing fee for the submission of the CFIUS notice. The Company and Parent will permit counsel for the other party reasonable opportunity to review in advance, and consider in good faith, the views of the other party in connection with, any proposed written communication to CFIUS pertaining to the substance of the draft CFIUS notice, CFIUS notice or substantive matters related to the CFIUS process, and any party engaging in telephonic or other oral discussions with CFIUS will promptly inform the other party of such discussion; provided that this notice requirement will not apply to the extent such communications (i) involve confidential business information, or (ii) relate purely to administrative matters such as the scheduling of calls, submission logistics and non-substantive process steps. No party may independently participate in any in-person meeting, video conference, or teleconference with any governmental authority with respect to any filings, review, investigation or other inquiry without giving the other party sufficient prior notice of the meeting and, to the extent permitted by such governmental authority, the opportunity to attend and/or participate in such meeting. Notwithstanding anything in the Merger Agreement to the contrary, Parent’s obligations to use reasonable best efforts to obtain the CFIUS Approval shall not obligate Parent to agree to any Burdensome Condition. The final CFIUS notice was submitted on September 13, 2024 and accepted for review on [•], 2024. At the end of the 45-day review period, CFIUS may, in its discretion, determine to provide CFIUS Approval or commence an investigation, which could generally last an additional 45 days, although the process can be terminated at any point during the 45-day investigation period.

Schedule 13E-3

The Company and Parent will cooperate to, concurrently with the preparation and filing of this Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 relating to the transactions contemplated by the Merger Agreement. No filing of the Schedule 13E-3 may be made by either party without providing the other parties with a reasonable opportunity to review and comment thereon.

Other Covenants and Agreements

Upon the terms and subject to the conditions set forth in the Merger Agreement, Parent will (and will cause its controlled affiliates to, if applicable), on the one hand, and the Company will (and will cause its controlled affiliates to, if applicable), on the other hand, use their respective reasonable best efforts to (i) take (or cause to be taken) all actions, (ii) do (or cause to be done) all things, and (c) assist and cooperate with the other party in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective, as promptly as practicable, the Transaction.

At all times beginning on July 29, 2024, and continuing until the earlier to occur of the termination of the Merger Agreement and the Closing, the Company will afford Parent reasonable access, consistent with applicable law, during normal business hours, upon reasonable advance notice provided in writing to the interim Chief Financial Officer of the Company, or another person designated in writing by the Company, to the properties, books and records and personnel of the Company, subject to the ability of the Company to restrict or otherwise prohibit such access as more particularly set forth in the Merger Agreement.

At the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation, and (ii) the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with applicable Law or until their earlier death, resignation or removal. Prior to the Closing, the Company will use its reasonable best efforts to deliver to Parent a letter executed by each director of the Company as requested by Parent, effectuating his or her resignation as member of the Company Board, to be effective as of the Effective Time.

Conduct of Business of Parent and Merger Sub

Parent and Merger Sub agreed that, from July 29, 2024 until the earlier of the Effective Time and the valid termination of the Merger Agreement, neither will take any action (including any action with respect to a third party) that would, or would reasonably be expected to, individually or in the aggregate, prevent or materially delay, impede or hinder the ability of Parent or Merger Sub to consummate the Transaction.

Obligations of Merger Sub

Parent guaranteed the due, prompt and faithful performance and discharge by, and compliance with, all of the obligations, covenants, terms, conditions and undertakings of Merger Sub under the Merger Agreement in accordance with the terms hereof, including any such obligations, covenants, terms, conditions and undertakings that are required to be performed, discharged or complied with following the Effective Time by the Surviving Corporation. Parent will take all action necessary to cause Merger Sub and, following the Effective Time, the Surviving Corporation, to perform their respective obligations pursuant to the Merger Agreement and to consummate the Transaction upon the terms and subject to the conditions set forth in the Merger Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to the Merger Agreement.

Conditions to the Transaction

The respective obligations of Parent and the Company to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

•        the Company’s receipt of the Requisite Stockholder Approval at the Special Meeting; and

•        no temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction, in each case, issued by a court or other governmental authority of competent jurisdiction will be in effect, and no law will have been enacted, entered, enforced or deemed applicable to the Transaction by a governmental authority of competent jurisdiction, that in each case prohibits, makes illegal, or enjoins the consummation of the Transaction.

The obligations of Parent to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by Parent:

•        other than the Company Fundamental Representations and the representation and warranty of the Company relating to the absence of certain changes, the representations and warranties of the Company set forth in the Merger Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of July 29, 2024, and as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had and would not reasonably be expected to have a Company Material Adverse Effect;

•        the Company Fundamental Representations will be true and correct in all material respects (except those representations and warranties of the Company contained in the Company capitalization section of the Merger Agreement, which will be true and correct (other than de minimis inaccuracies)) as of July 29, 2024, and as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

•        the Company will have performed and complied in all material respects with the covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by it at or prior to the Closing;

•        the CFIUS approval will have been obtained, and such CFIUS approval will be in full force and effect;

•        no Company Material Adverse Effect will have occurred after July 29, 2024; and

•        Parent will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the closing conditions relating to the Company’s representations and warranties, the Company’s performance obligations, governmental approvals, and Company Material Adverse Effect have been satisfied.

The obligations of the Company to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

•        the Parent Fundamental Representations will be true and correct in all material respects as of July 29, 2024, and as of the Closing Date as if made at and on the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

•        Parent will have performed and complied in all material respects with the covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by Parent at or prior to the Closing; and

•        the Company will have received a certificate of Parent, validly executed for and on behalf of Parent and in its name by a duly authorized officer thereof, certifying that the closing conditions relating to Parent’s representations and warranties and Parent’s performance obligations have been satisfied.

Company Material Adverse Effect

Under the Merger Agreement, certain representations and warranties of the Company and Parent are qualified, in whole or in part, by a material adverse effect standard. Pursuant to the Merger Agreement, a “Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, (x) has had, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, or (y) prevents or materially impairs or materially delays, or would reasonably be expected to prevent or materially impair or materially delay, the consummation of the Transaction; provided, however, that, with respect to clause (x) above, none of the following, and no change, event, effect, occurrence or circumstance to the extent arising out of or resulting from the following (in each case, by itself or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur (subject to the limitations set forth below):

(a)     changes generally affecting the global or national economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates; and changes in conditions in the industries in which the Company and its Subsidiaries conduct business;

(b)    changes or prospective changes in, or issuances of new, Law or GAAP or accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, or any changes or prospective changes in general legal, regulatory or political conditions, including any Law, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or any change in such law, regulation, statute, directive, pronouncement or guideline or interpretation thereof following July 29, 2024;

(c)     any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics and other force majeure events (including any escalation or general worsening thereof);

(d)    the execution, announcement or performance of the Merger Agreement or the consummation of the Transaction, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators, or any claims (or threats of claims) or litigation (or threats of litigation) arising from allegations of breach of fiduciary duty or violation of Law relating to the Merger Agreement, the Transaction or this Proxy Statement, or the identity of, or any facts and circumstances relating solely to, Parent, Merger Sub or any of their controlled affiliates;

(e)     any action taken by the Company or its Subsidiaries that is expressly required by the Merger Agreement or with Parent’s express written consent or at Parent’s express written request, or the failure to take any action by the Company or its Subsidiaries if that action is expressly prohibited by the Merger Agreement;

(f)     any change or prospective change in the Company’s credit ratings (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(g)    any decline in the market price, or change in trading volume, of the capital stock of the Company (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(h)    any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position or other operating metrics (it being understood that the exception in this clause (h) shall not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to herein (if not otherwise falling within any of the exceptions provided by clauses (a) through (g) hereof) is a Material Adverse Effect);

(i)     any breach by Parent of the Merger Agreement; and

(j)     any item set forth in the Company’s disclosure letter under the heading “Company Material Adverse Effect”

except, in each case of clauses (a) to (c), to the extent that such change, event, effect or circumstance has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred.

Termination of the Merger Agreement

The Merger Agreement may be terminated prior to the Closing as follows:

•        at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Parent and the Company;

•        by Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction is in effect, or any action has been taken by any governmental authority of competent jurisdiction, that, in each case, prohibits, makes illegal, or enjoins the consummation of the Transaction in any such case, and has become final and non-appealable; or (ii) any statute, rule, regulation, or order has been enacted, entered, enforced, or deemed applicable to the Transaction that permanently prohibits, makes illegal, or enjoins the consummation of the Transaction, except that the right to terminate the Merger Agreement as described in this paragraph will not be available to any party that has breached its obligations to resist appeal, obtain consent pursuant to, resolve or lift, as applicable, such statute, rule, regulation, or order;

•        by Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Closing has not occurred by 11:59 p.m., New York City time, on April 29, 2025 or such later date as may be agreed by the parties (the “End Date”); provided, however, that if on the End Date any of the conditions to the Transaction related to CFIUS Approval have not been satisfied, but all other conditions to the Transactions have been satisfied or waived or are then capable of being satisfied if the Closing were to take place on such date, then the End Date, at the election of either Parent or the Company, be extended to 11:59 p.m., New York City time, on July 29, 2025; provided, that this right to terminate the Merger Agreement will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the Merger Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating party to consummate the Transaction set forth in the Merger Agreement prior to the End Date or (ii) the failure of the Closing to have occurred prior to the End Date;

•        by Parent or the Company, at any time prior to the Effective Time, if the Company fails to obtain the Requisite Stockholder Approval at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the Transaction is taken, except that this right to terminate the Merger Agreement will not be available to (x) any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the Merger Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) or (y) Parent if Parent and its controlled affiliates fail to vote all shares of common stock beneficially owned by them as of the Record Date for the Special Meeting in favor of any matters necessary for consummation of the transactions contemplated by the Merger Agreement;

•        by Parent, at any time prior to the Company’s receipt of the Requisite Stockholder Approval, if the Company Board has effected a Company Board Recommendation Change; provided, that any such termination pursuant to this provision must occur within five (5) business days of the Company Board Recommendation Change;

•        by Parent, at any time prior to the Effective Time, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants, or other agreements contained in the Merger Agreement, which breach or failure to perform would result in a failure of a condition to be fulfilled set forth therein, except that Parent will not be entitled to terminate the Merger Agreement prior to the earlier of (i) the day immediately preceding the End Date (as it may be extended) and (ii) the date that is 30 days after the delivery by Parent to the Company of written notice of such breach, stating Parent’s intention to terminate the Merger Agreement, pursuant to the provisions set forth therein, and the basis for such termination, it being understood that Parent will not be entitled to terminate the Merger Agreement if such breach has been cured prior to the end of such period; provided, however, that Parent will not have the right to terminate the Merger Agreement if Parent is then in breach of any representation, warranty, agreement, or covenant contained in the Merger Agreement which breach would result in a failure of a closing condition set forth therein; and

•        by the Company, at any time prior to the Effective Time, if Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants, or other agreements contained in the Merger Agreement, which breach or failure to perform would result in a failure of a condition to be fulfilled set forth therein, except that the Company will not be entitled to terminate the Merger Agreement prior to the earlier of (i) the day immediately preceding the End Date (as it may be extended) and (ii) the date that is 30 days after the delivery by the Company to Parent of written notice of such breach stating the Company’s intention to terminate the Merger Agreement and the basis for such termination, it being understood that the Company will not be entitled to terminate the Merger Agreement if such breach has been cured within the Parent Breach Notice Period (to the extent capable of being cured) or prior to the end of such period; provided, however, that the Company will not have the right to terminate the Merger Agreement if the Company is then in breach of any representation, warranty, agreement, or covenant contained in the Merger Agreement which breach would result in a failure of a closing condition set forth therein; and

•        by the Company, at any time prior to the Company’s receipt of the Requisite Stockholder Approval, if the Company Board (acting on the unanimous recommendation of the Special Committee) determines to terminate the Merger Agreement with respect to a Superior Proposal as defined in the Merger Agreement; provided that, (i) the Company must have complied with the provisions of the Merger Agreement related to Superior Proposals and (ii) prior to or substantially concurrently with such termination, the Company pays to Parent the Company Termination Fee.

Termination Fee; Effect of Termination

The Merger Agreement provides that the Company will be required to pay to Parent a termination fee equal to $1,250,000, if the Merger Agreement is terminated (i) by Parent pursuant to the Company Board Recommendation Change or termination for a breach by the Company of the non-solicitation provisions of the Merger Agreement, (ii) by the Company pursuant to the Superior Proposal Termination provision of the Merger Agreement, (iii) either party pursuant to the provisions described under “— Termination of the Merger Agreement” above in clauses (c) (End Date) and (d) (No Requisite Stockholder Approval), in each case if prior to such termination an Acquisition Proposal has been publicly disclosed and not withdrawn or otherwise made to the Company Board or the Special Committee and not withdrawn, and the Company consummates any Acquisition Proposal within 12 months following the termination of the Merger Agreement (with all references in the definition of Acquisition Proposal to “20%” deemed to be references to “50%” for purposes of this paragraph).

The Merger Agreement provides that Parent will be required to pay to the Company a termination fee of $5,000,000, if the Merger Agreement is terminated (i) by either party pursuant to the provisions described under “— Termination of the Merger Agreement” above in clause (c) (End Date) and the conditions related to CFIUS Approval in the Merger Agreement are not waived or satisfied, (ii) by either party pursuant to the provisions described under “— Termination of the Merger Agreement” above in clause (b) (Illegality), to the extent relating to the CFIUS Approval, or (iii) by the Company for Termination for Parent Breach, by reason of a breach by Parent of the CFIUS provision of the Merger Agreement.

The Merger Agreement further provides that if either party fails to promptly pay any amount due to the other party pursuant to such termination fees, and the other party commences a suit that results in a final and non-appealable judgment against the failing party for the amounts set forth in the Merger Agreement, the failing party will pay to the other party all reasonable and documented out-of-pocket fees, costs and expenses of enforcement (including reasonable and documented attorney’s fees incurred in connection with any such action).

Any proper and valid termination of the Merger Agreement will be effective immediately upon the delivery of written notice by the terminating party to the other party. In the event that the Merger Agreement is terminated and the Merger abandoned pursuant to the provisions therein, written notice thereof will be given to the other party or parties, specifying the provisions of the Merger Agreement pursuant to which such termination is made, and the Merger Agreement will forthwith become null and void and of no effect without liability on the part of any party thereto (or any of its representatives), and all rights and obligations of any party hereto will cease; provided, however, that, except as otherwise provided in the Merger Agreement, no such termination will relieve any party thereto of any liability or damages (which the parties acknowledge and agree will not necessarily be limited to reimbursement of expenses or out-of-pocket costs), and, in the case of liabilities or damages payable by Parent and Merger Sub, would include the benefits of the transactions contemplated by the Merger Agreement lost by the Company’s stockholders (taking into consideration all relevant matters, including lost stockholder premium and the time value of money), which will be deemed in such event to be damages of such party, resulting from any knowing and intentional breach of the Merger Agreement prior to such termination, in which case, except as otherwise provided in the Merger Agreement, the aggrieved party will be entitled to all rights and remedies available at law or in equity; and provided, further, that certain specified provisions will survive the termination of the Merger Agreement. Nothing in the Merger Agreement will limit or prevent any party from exercising any rights or remedies it may have under the Remedies provision of the Merger Agreement, in lieu of terminating the Merger Agreement.

Survival

The representations, warranties, covenants, and agreements contained herein and in any certificate or other writing delivered pursuant hereto will not survive the Effective Time except any covenant or agreement by the parties that by its terms contemplates performance after the Effective Time.

Fees and Expenses

Except as set forth in the Merger Agreement, (a) all fees and expenses (except for any Transfer Taxes) incurred in connection with the Merger Agreement and the Transaction will be paid by the party incurring such fees and expenses whether or not the Transaction is consummated, and (b) any Transfer Taxes incurred in connection with the Merger Agreement or the Transaction will be paid by the party which has a legal obligation to do so.

Specific Performance

Parent and the Company will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance, and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement in accordance with their specified terms and to enforce specifically the terms and provisions in the Merger Agreement.

Amendments; Waivers

The Merger Agreement may be amended by Parent and the Company at any time prior to the Effective Time, except after the Company has received the Requisite Stockholder Approval, no amendment to the Merger Agreement that requires the approval of the Company’s stockholders, pursuant to applicable Law, may become effective without such approval. The Merger Agreement will not be amended or modified except by execution of an instrument in writing signed on behalf of Parent and the Company (pursuant to authorized action by the Company Board (or a committee thereof)).

At any time and from time to time prior to the Closing, Parent or the Company may, to the extent legally allowed and except as otherwise set forth in the Merger Agreement: (a) extend the time for the performance of any of the obligations or other acts of the other party, as applicable; (b) waive any inaccuracies in the representations and warranties made to such party contained therein or in any document delivered pursuant thereto; and (c) subject to the requirements of applicable law, waive compliance with any of the agreements or conditions for the benefit of such party contained therein. Any agreement on the part of any party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. Any delay in exercising any right pursuant to the Merger Agreement will not constitute a waiver of such right.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion summarizes certain U.S. federal income tax consequences of the Merger. This summary does not purport to be a complete analysis of all potential tax consequences of the Merger. This summary is based on the Code, Treasury Regulations, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or may be subject to differing interpretations, including with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth in this summary. This summary does not describe any state, local or non-U.S. tax law considerations, or any aspect of U.S. federal tax law other than income taxation (e.g., estate or gift tax, the Medicare contribution tax, or the alternative minimum tax).

The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that described in this summary regarding the tax consequences of the Merger.

This discussion is limited to (i) U.S. Holders (as defined below) of our common stock who exchange their shares of our common stock for cash pursuant to the Merger, and (ii) who hold such shares solely as “capital assets” within the meaning of the Code. This discussion does not address the U.S. federal income tax consequences relevant to a holder’s particular circumstances, including any holders who receive consideration other than cash in connection with the Merger. In addition, this discussion does not address consequences relevant to holders subject to special rules under the Code, including:

•        U.S. expatriates and former citizens or long-term residents of the United States;

•        persons who, prior to the merger, hold our common stock as part of a hedge, straddle or other risk reduction strategy, or as part of a conversion or constructive sale transaction or other integrated investment;

•        banks, insurance companies, and other financial institutions;

•        brokers, dealers or traders in securities;

•        real estate investment trusts or regulated investment companies;

•        S corporations and their shareholders;

•        passive foreign investment companies or controlled foreign corporations, in each case as defined in the Code;

•        tax-exempt organizations (including private foundations) or governmental organizations;

•        persons who hold or received shares of our common stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•        persons subject to special tax accounting rules (including rules requiring recognition of gross income based on a taxpayer’s applicable financial statement); and

•        persons that do not have the U.S. dollar as their functional currency.

HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE MERGER BASED ON THEIR PARTICULAR CIRCUMSTANCES.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that for U.S. federal income tax purposes, is or is treated as:

•        a citizen or individual resident of the United States;

•        a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust that (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (ii) has a valid election in effect to be treated as a “United States person” for U.S. federal income tax purposes.

The tax treatment of the Merger of a partner in a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) may depend on both the partner’s status and the activities of such partnership. Partnerships (or other entities or arrangements classified as partnerships for U.S. federal income tax purposes) that exchange our common stock pursuant to the Merger should consult their own tax advisers regarding the tax consequences to them of the Merger.

Taxation of the Merger

The Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder will recognize gain or loss equal to the difference, if any, between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in our common stock exchanged therefor.

If a U.S. Holder acquired our common stock by purchasing it, the U.S. Holder’s adjusted tax basis in its shares will generally equal the amount the U.S. Holder paid for the relevant shares. If a U.S. Holder’s holding period in shares of our common stock exchanged in the Merger is greater than one year as of the date of the Merger, the gain or loss will be long-term capital gain or loss. Long-term capital gains of certain non-corporate U.S. Holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of a capital loss is subject to limitations. If a U.S. Holder acquired different blocks of our common stock at different times, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of our common stock.

Non-U.S. Holders

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of our common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

Taxation of the Merger

Subject to the discussion under “— Information Reporting and Backup Withholding” below, any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•        the gain is effectively connected with the conduct of a trade or business of such Non-U.S. Holder in the United States (or, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax on a net income basis at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower rate under an applicable income tax treaty);

•        such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the Merger occurs and certain other specified conditions are met, in which case such gain generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder provided such Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses and all other requirements are met; or

•        the Company is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”), at any time during the shorter of the five-year period ending on the Closing Date or such Non-U.S. Holder’s holding period with respect to the applicable shares of our common stock (the “Relevant Period”) and, if shares of our common stock are treated as regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns or has owned, directly or constructively, more than five percent (5%) of our common stock at any time during the Relevant Period.

With respect to the third bullet point above (if applicable to a particular Non-U.S. Holder), any gain realized by such Non-U.S. Holder pursuant to the Merger will be subject to U.S. federal income tax on a net basis at rates generally applicable to U.S. persons. Although there can be no assurances in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger. Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible consequences to them if we are or were a USRPHC.

Information Reporting and Backup Withholding

Proceeds from the Merger may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder that furnishes a correct taxpayer identification number and makes other required certifications, or that is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

THE DISCUSSION SET FORTH ABOVE IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OF ALL TAX CONSIDERATIONS APPLICABLE TO THE MERGER. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE MERGER BASED ON THEIR PARTICULAR CIRCUMSTANCES.

Defined Terms

“Burdensome Condition” means any condition, restriction or other action required, imposed or requested by CFIUS that would reasonably be expected to impose a material burden or have a material adverse impact on Parent’s or its Affiliates’ ability to retain or operate their respective businesses, operations, product lines or assets (including those acquired in the Merger) from and after the Closing.

“Code” means the Internal Revenue Code of 1986.

“Closing” means the consummation of the merger.

“Closing Date” means the day on which Closing occurs.

“Company Fundamental Representations” means the representations and warranties relating to organization and good standing, corporate power and enforceability, Company Board approval, anti-takeover laws, Requisite Stockholder Approval, non-contravention, certain capitalization matters, and brokers.

“Company Securities” means (i) shares of capital stock of, or other equity or voting interest in, the Company; (ii) securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) options, warrants, earnouts or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company; (vi) other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v).

“DGCL” means the Delaware General Corporation Law.

“Investor Rights Agreement” means the Investor Rights Agreement, dated as of January 19, 2023, between the Company and Parent.

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Key Employee” means Dr. Jun Pei, Dr. Liqun Han and Dr. Dongyi Liao.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Requisite Stockholder Approval” means only vote or approval of the holders of any class or series of capital stock of the Company necessary under applicable Law, the Nasdaq rules, the Company’s charter or the Bylaws to consummate the Transaction is the affirmative vote and approval of a majority of the voting power of the outstanding shares of our common stock entitled to vote thereon.

“Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (a) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (b) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

“Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

“Transaction” means the Merger and the other transactions contemplated by the Merger Agreement.

“U.S. Business Day” means a “business day” as determined in accordance with Rule 100 of Regulation M promulgated by the SEC.

“Unaffiliated Stockholders” means the stockholders of the Company, other than Parent, Merger Sub or any of their respective affiliates or the Rolling Participants.

VOTING SUPPORT AGREEMENTS

This section describes the material terms of the Voting Support Agreements. The description of the Voting Support Agreements in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the form of the Voting Support Agreement, a copy of which was filed as Exhibit 10.1 to our current report on Form 8-K filed with the SEC on July 29, 2024 and included as Annex B to this Proxy Statement. We encourage you to read the form of Voting Support Agreement carefully and in its entirety.

Concurrently with the execution of the Merger Agreement, Parent and the Company entered into with each of Dr. Jun Pei, the Company’s President and Chief Executive Officer and Chairman of the Board, Dr. Jun Ye, a member of the Board, and Dr. Mark McCord, the chairman of the Company’s technology advisory board and former Chief Technology Officer (the “Supporting Stockholders”), Voting Support Agreements in their capacities as stockholders (each, a “Voting Support Agreement”). Pursuant to the Voting Support Agreements, each Supporting Stockholder agreed, subject to the terms of the Voting Support Agreements, to cause the outstanding shares of our common stock beneficially owned by such Supporting Stockholder (the “Covered Shares”) as of the Record Date for the Special Meeting to, among other things, (a) appear at such meeting or otherwise cause the Covered Shares to be counted as present for the purpose of establishing a quorum, (b) be voted to approve any matters necessary or reasonably requested by the Company for consummation of the transactions contemplated by the Merger Agreement, (c) be voted against any Acquisition Proposal or Acquisition Transaction and any other action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect any of the transactions contemplated by the Merger Agreement and (d) be subject to a voting proxy pursuant to which Parent will be such Supporting Stockholder’s attorney-in-fact and proxy. The aggregate number of shares of our common stock beneficially owned by the Supporting Stockholders and required to be voted or cause to be voted in favor of the adoption of the Merger Agreement pursuant to the Voting Support Agreements represents approximately 38.7% of the outstanding shares of our common stock, and along with the shares of our common stock beneficially owned by Koito (excluding the shares of our common stock to which the shares of Preferred Stock held by Koito are convertible), approximately 50.9% of the outstanding shares of our common stock. The affirmative vote by all of the Supporting Stockholders, together with the affirmative vote of Parent, will be sufficient to establish a quorum and approve the Transaction Proposal.

Notwithstanding the foregoing, in the event of a Company Board Recommendation Change prior to the time of the Company Stockholder Meeting, the number of shares of our common stock that will be voted pursuant to the Voting Support Agreements will be reduced such that the number of shares of our common stock beneficially owned by the Supporting Stockholders together with the number of shares of our common stock beneficially owned by Parent will equal, in the aggregate, 35% of the total number of outstanding shares of our common stock entitled to vote at the Special Meeting, which will not be sufficient to establish a quorum and may or may not be sufficient to approve the Transaction Proposal (if a quorum is present).

The Voting Support Agreements also include exclusivity provisions that subject the Supporting Stockholders to restrictions similar to those described above under “The Merger Agreement — No Solicitation; Company Board Recommendation Change.”

ROLLOVER AGREEMENT

This section describes the material terms of the Rollover Agreement. The description of the Rollover Agreement in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the form of the Rollover Agreement, a copy of which is included as Annex C to this Proxy Statement. This summary does not purport to be complete and may not contain all of the information about the Rollover Agreement that is important to you. We encourage you to read the Rollover Agreement carefully and in its entirety.

Concurrently with the execution of the Merger Agreement, Parent, Holdco, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui (Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui together, the “Rollover Participants”) entered into a rollover agreement (the “Rollover Agreement”), pursuant to which, immediately prior to the Effective Time, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui will contribute 1,291,810, 515,886 and 476,549 Rollover Shares, respectively, and Parent will separately contribute its 1,962,474 shares of our common stock, 100,000 shares of Preferred Stock and an amount of cash necessary to pay the merger consideration and any other consideration or other costs or expenses to be paid in connection with the Transaction as contemplated therein, to Holdco in exchange for certain equity interests in Holdco. The Rollover Participants are expected to hold a 4.5% interest in Holdco post-closing, with Koito holding the remaining 95.5% and controlling Cepton.

Pursuant to the Rollover Agreement, the Rollover Participants agreed to certain restrictive covenants. These include a non-competition clause prohibiting engagement in competitive activities, during the period starting on the date of the Rollover Agreement and ending on the five-year anniversary of the Closing (the “Restricted Period”), with certain exceptions. Additionally, the Rollover Agreement includes a non-solicitation provision preventing the recruitment or hiring of current employees or service providers from the Company or its affiliates during the Restricted Period, except through general recruitment efforts or for any such person who has not been employed by or otherwise provided services to Parent, the Company or any of their respective Subsidiaries or affiliates for at least six months prior to the date of such solicitation or hiring, as well as a non-disparagement provision.

The Rollover Agreement also contemplates that at the Closing, the Rollover Participants, Parent and Holdco will enter into an Amended and Restated Limited Liability Company Agreement of Holdco, which provides for scheduled repurchases of the equity interests issued to the Rollover Participants at a purchase price determined by multiplying the number of Rollover Shares by the per share merger consideration, plus an applicable rate of interest, subject to acceleration or reduction in certain circumstances.

In particular, the equity securities of Holdco to be issued to the Rollover Participants in exchange for the Rollover Shares will be repurchased by Holdco from the Rollover Participants each year beginning on the first anniversary of the Closing Date in equal amounts over a period of six years at an aggregate purchase price equal to the number of such Rollover Shares multiplied by the per share merger consideration of $3.17 plus interest at an agreed rate of 6% per annum.

The Rollover Agreement will terminate and cease to be of any further force and effect upon the valid termination of the Merger Agreement.

The Rollover Agreement is governed by and construed in accordance with, the laws of the State of Delaware.

Proposal 2: Vote on Adjournment

If at the Special Meeting there are not sufficient votes to approve the Transaction Proposal and adopt the Merger Agreement, we intend to move to vote on this Adjournment Proposal. We do not intend to move to a vote on this Adjournment Proposal if the Transaction Proposal is approved by the requisite number of shares of our common stock at the Special Meeting.

In this Adjournment Proposal, the Company’s stockholders are being asked to approve a proposal that will give the Board authority to adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies in favor of the Transaction Proposal if there are insufficient votes at the time of the Special Meeting to approve the Transaction Proposal. If the stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of this Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Transaction Proposal to defeat that proposal, we could adjourn the Special Meeting without a vote on the Transaction Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Transaction Proposal.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote thereon at the Special Meeting that are voted “FOR” or “AGAINST” the Adjournment Proposal. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting. If you hold your shares in “street name” (that is, your shares are held in an account at and registered in the name of a brokerage firm, bank, broker-dealer or similar organization), your broker or other organization may vote your shares under limited circumstances if you do not provide voting instructions before the Special Meeting. These circumstances include voting your shares on so-called “routine matters.” The Adjournment Proposal is a “routine” matter. Abstentions shall not be counted as votes for or against the Adjournment Proposal.

THE BOARD OF DIRECTORS (OTHER THAN THE KOITO DESIGNEES) RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2 IF THERE ARE INSUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE THE TRANSACTION PROPOSAL.

Interests of Certain Persons in the Transaction

In considering the recommendation of the Board to vote “FOR” the proposals presented at the Special Meeting, you should be aware that the current executive officers and directors of the Company have interests in the Transaction that may be different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these interests, among other matters, in evaluating the Merger Agreement and the other transaction documents and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting.

Relationship with Koito

In 2017, Cepton Technologies and Koito began engaging with OEM-B in relation to its next generation advanced driver-assistance system (ADAS) program for vehicle models expected to commence production in 2023. Following approximately two years of engagement including design, testing validation and integration workstreams, Cepton Technologies and Koito were selected in 2019 as the sole LiDAR provider to support OEM-B’s ADAS program with a series production award covering multiple vehicle platforms and models through 2027, and in 2019 Mr. Takayuki Katsuda, a senior managing corporate officer of Koito, was appointed to the board of Cepton Technologies. In February 2020, Koito participated in Cepton Technologies’ Series C funding round by purchasing 5,971,147 shares of Cepton Technologies’ Series C Preferred Stock for approximately $50 million, and Cepton Technologies announced a strategic partnership with Koito. As part of the collaboration, Koito obtained non-exclusive rights to manufacture and sell LiDARs based on Cepton Technologies’ MMT® LiDAR sensor design to OEM-B, using key components and technologies from Cepton Technologies. The LiDARs would have been manufactured by Koito and supplied by Koito to OEM-B to fulfill the needs of its series productions program. In September 2021, Koito issued a development work order the (“Work Order”) to Cepton relating the pre-production development phase, which began in January 2020. The Work Order specified development milestones to be achieved by Cepton, the estimated delivery dates for each milestone and the estimated fees to be paid to Cepton in connection with each milestone.

In connection with our Business Combination, which closed on February 10, 2022, Koito purchased an additional 5,000,000 shares of our common stock in a private placement for $50 million and, following such transaction, Koito became the owner of a total of 19,624,741 shares of our common stock (now 1,962,474 shares, following a 10-for-1 reverse stock split which took effect on September 21, 2023) and Mr. Takayuki Katsuda became a member of our Board.

Thereafter, we entered into the Investment Agreement, pursuant to which we issued to Koito 100,000 shares of Preferred Stock for a purchase price of $100.0 million on January 19, 2023. The Investment Agreement was approved by the Board on October 27, 2022 and by our stockholders on January 11, 2023. The Preferred Stock is convertible into shares of our common stock at a conversion price of $25.85 per share (subject to adjustment) and grants certain rights to Koito including the ability to require us to repurchase our Preferred Stock at the liquidation preference of $100 million plus accrued and unpaid dividends or to convert its Preferred Stock at 1.1 times the conversation rate then in effect upon the occurrence of a fundamental change. The 100,000 shares of Preferred Stock held by Koito are the only shares of Preferred Stock outstanding.

Concurrently with the execution of the Investment Agreement, we entered into a Secured Term Loan Agreement with Koito to borrow ¥5.8 billion (approximately $39.4 million) (the “Secured Term Loan Agreement”). The loan accrued interest at a rate equal to 1.0% per annum and was payable at maturity. The Secured Term Loan Agreement entered into with Koito was a related party transaction issued at a below market interest rate. To reflect what a similar debt instrument would be issued at with a market interest rate, the Company recorded a $2.0 million debt discount accounted for as a capital contribution within additional paid-in capital in the consolidated balance sheet as of December 31, 2022. Amortization of the debt discount, in accordance with the effective interest method, was recorded as interest expense in the accompanying consolidated statement of operations and comprehensive income (loss). The loan was set to mature on the earlier of three business days after the closing of the transactions contemplated by the Investment Agreement and the date on which the Investment Agreement is terminated in accordance with its terms. On November 7, 2022, the Company borrowed ¥5.8 billion (approximately $39.4 million) under the Secured Term Loan Agreement. Obligations under the Secured Term Loan Agreement were secured by interest in substantially all of the Company’s assets, including all patents. The agreement contained customary affirmative and negative covenants. On January 24, 2023, the Company repaid all outstanding principal and accrued interest under the Secured Term Loan Agreement with the proceeds of the issuance of the Preferred Stock to Koito.

Concurrently with the issuance of our Preferred Stock to Koito, we entered into an investor rights agreement on January 19, 2023 (the “Investor Rights Agreement”) with Koito which provides Koito with certain board and committee designation rights, investor consent rights, pre-emptive rights and registrations rights. Pursuant to the

Investor Rights Agreement, Koito is entitled to nominate up to two designees to our Board, and Mr. Hideharu Konagaya, a senior management director and executive vice president of Koito, was appointed to our Board in addition to Mr. Takayuki Katsuda. Together with the rights under the Preferred Stock, Koito’s rights under the Investor Rights Agreement would likely be considered by third parties in considering whether or not to make an unsolicited acquisition proposal and may have the effect of limiting the Company’s alternative financing options.

Separately, on December 11, 2023, Koito informed Cepton that OEM-B has decided to re-scope its ADAS product offerings and, as a result, all outstanding purchase orders from Koito to us that relate to the OEM-B series production award have been cancelled. As a result of the series production award cancellation, Cepton sent a claim to Koito seeking recovery of a significant amount in project losses. The claim covers costs associated with materials, tooling, engineering, and other related project costs. Cepton is seeking recovery during 2024; however, a formal recovery timeline and total amount have not been agreed to and are unknown at this time.

On February 7, 2024, the Company and Koito entered into a master outsourcing agreement, pursuant to which Koito outsourced to the Company certain work regarding protypes of software, hardware, systems, testing methods and/or programs that may be used in Koito’s products, as well as testing and diagnostic systems related to such products.

On March 30, 2024, the Company and Koito entered into the Letter Agreement providing that due to OEM-B’s decision to re-scope its ADAS product offerings, Koito’s purchase orders with the Company were cancelled, leading the Company to request $38,922,335 for project cost recovery. Koito agreed to make an advance payment of $4 million to the Company by March 31, 2024, with the remaining amount to be settled after final audit results and further consultation.

In March 2024, Cepton and Koito were notified of a new series production award by OEM-A, which will utilize the Company’s near-range LiDAR.

On April 4, 2024, further discussions were held between the Company and Koito regarding services to be outsourced to the Company, and on May 9, 2024, the Company entered into the Statement of work. Pursuant to the Statement of Work, the Company received $10 million in commencement and milestone payments from Koito for the quarter ending June 30, 2024.

Cepton’s revenue from Koito was $6.7 million, $3.2 million and $3.1 million for the years ended December 31, 2023, 2022 and 2021, respectively.

See “The Transaction — Background of the Merger” for details of the key meetings and events that led to the signing of the Merger Agreement. See also “The Transaction — Parties Involved in the Merger — Parent” for more information regarding Parent. The table below sets forth the beneficial ownership of our common stock and resulting interests in the Company’s net book value and net loss of the Koito Entities prior to, and immediately after, the merger, based on the Company’s net book value at June 30, 2024 and net loss for the six months ended June 30, 2024, as if the merger were completed on such date.

	Prior to the Merger				After the Merger
($ in thousands)	% Ownership		Net Book Value at June 30, 2024	Net Loss for the Six Months Ended June 30, 2024	% Ownership		Net Book Value at June 30, 2024	Net Loss for the Six Months Ended June 30, 2024
Koito Entities	12.2	%(1)	$(5,209)	$(812)	95.5	%(2)	$(40,774)	$(6,353)

____________

(1)      Based on shares of our common stock held by Parent, as a fraction of the shares of our common stock outstanding as of June 30, 2024, based on information provided to the Koito Entities by the Company, but excluding the shares of Preferred Stock held by Parent.

(2)      Based on the expected post-closing ownership of the equity of Holdco, taking into account the contribution by Parent to Holdco of Parent’s shares of our common stock, Parent’s shares of Preferred Stock (taking into account dividends accrued but unpaid as of December 31, 2024) and the funds necessary to complete the merger in exchange for equity of Holdco as a fraction of the total contributions to be made to Holdco (which includes, in addition to Parent’s contribution, the Rollover Shares to be contributed by the Rollover Participants).

Interests of Directors and Executive Officers in the Merger

In considering the recommendation of the Board that you vote to approve and adopt the Merger Agreement, you should be aware that aside from their interests as stockholders, the Company’s directors and executive officers may have interests in the Merger that are different from, or in addition to, those of stockholders generally. For instance, the Koito Designees on the Board are executives of Koito and therefore may have a substantial interest in the Transaction that is different from the interests of the Unaffiliated Stockholders. The Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, and in recommending to stockholders that the Merger Agreement be adopted. For additional information, see the sections entitled “The Transaction — Background of the Merger” and “The Transaction — Reasons for the Merger; Recommendations of the Special Committee and the Board”. These interests are described in more detail below.

Treatment of Equity Awards in the Merger

As described above in the section entitled “The Transaction — Effect of the Merger on Our Capital Stock and Equity Awards,” the Company’s equity awards will be subject to the following treatment in connection with the Merger:

•        Company Options.    Each Company Option that is outstanding immediately prior to the Effective Time, whether or not vested or exercisable, will be cancelled, and the holder of such option will be entitled to receive, at or promptly after the Effective Time, an amount in cash, less any withholding taxes, determined by multiplying (i) the excess, if any, of the per-share merger consideration over the applicable exercise price per share of the Company Option by (ii) the number of shares of our common stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that is outstanding immediately prior to the Effective Time with a per-share exercise price that is greater than or equal to the per-share merger consideration will be cancelled at the Effective Time without payment.

•        Company RSUs.    Each Company RSU that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and the holder of such Company RSU will be entitled to receive (without interest), at or promptly after the Effective Time, for each such Company RSU an amount in cash, less any withholding taxes, determined by multiplying (i) the per share merger consideration by (ii) the number of shares of our common stock underlying such Company RSU immediately prior to the Effective Time; provided, that as to any such Company RSU that is not vested as of the Effective Time, the merger consideration for such unvested Company RSU will remain subject to the vesting conditions that applied to such Company RSU immediately prior to the Effective Time (including any provisions for accelerated vesting of such Company RSU in connection with a termination of the holder’s employment) and will be payable only if and to the extent such vesting conditions are satisfied.

•        Company PSUs.    Each Company PSU that is outstanding immediately prior to the Effective Time will vest as to the number of Company PSUs determined in accordance with the applicable award agreement and will be canceled and converted into the right to receive (without interest), at or promptly after the Effective Time, an amount in cash (without interest) determined by multiplying (i) the per-share merger consideration by (ii) the number of shares of our common stock underlying such vested Company PSUs, less any withholding taxes. Any Company PSU that is not vested as of immediately prior to the Effective Time will be canceled at the Effective Time without payment of any consideration therefor. As of the date hereof, it is expected that the outstanding Company PSUs will not vest and will be cancelled without payment at the Effective Time.

Equity Interests of Our Directors and Executive Officers

The following table sets forth for each of our named executive officers and each member of our Board (1) the number of shares of our common stock directly held by such individual; (2) the number of shares of our common stock subject to such individual’s outstanding and unvested Company RSUs; and (3) the number of shares of our common stock subject to such individual’s outstanding Company Options, in each case assuming the following and such additional assumptions set forth in the footnotes to the table:

•        each figure in this table represents an estimate of the shares or values, as applicable, estimated to be outstanding as of December 31, 2024 (which, solely for purposes of this Proxy Statement, is the assumed closing date of the merger);

•        no additional equity awards are granted to such individuals prior to December 31, 2024; and

•        the value of these shares of our common stock (including share covered by equity awards) is equal to the per share merger consideration in the merger of $3.17.

The equity awards held by the Company’s non-employee directors that are then unvested will be fully vested upon (or immediately prior to) the Effective Time.

	Shares of Common Stock Held Directly(1)		Company RSUs(2)		Company Options(3)
Name	Number of Shares (#)	Value of Shares ($)	Number of Shares (#)	Value of Shares ($)	Number of Shares (#)	Value of Shares ($)	Total ($)
Dr. Jun Pei	2,585,019	8,194,510	31,438	99,659	—	—	8,294,169
Dr. Dongyi Liao	30,744	97,458	206,486	654,561	244,921	265,740	1,017,759
Mitchell Hourtienne	—	—	81,486	258,311	35,523	—	258,311
Dr. Jun Ye	2,591,695	8,215,673	—	—	—	—	8,215,673
George Syllantavos	53,592	169,887	10,000	31,700	—	—	201,587
Takayuki Katsuda(4)	—	—	—	—	—	—	—
Hideharu (Harry) Konagaya(4)	—	—	—	—	—	—	—
Dr. Mei (May) Wang	17,692	56,084	10,000	31,700	—	—	87,784
Xiaogang (Jason) Zhang	17,692	56,084	10,000	31,700	—	—	87,784

____________

(1)      Represents shares of our common stock estimated to be directly held by the individual as of December 31, 2024. For purposes of these amounts, we have assumed no other acquisitions or dispositions of shares of our common stock. For additional information regarding beneficial ownership of common stock, see the section of this Proxy Statement captioned “Security Ownership of Certain Beneficial Owners and Management.”

(2)      The number of unvested Company RSUs is presented assuming that each award will continue to vest on its existing vesting schedule through December 31, 2024 (without any accelerated vesting or forfeiture of such award prior to that date). As noted above, it is expected that the outstanding Company PSUs will not vest and will be cancelled without payment at the Effective Time. Accordingly, Company PSUs are not reflected in this table.

(3)      The number of outstanding Company Options is presented assuming that each award will not be exercised or forfeited prior to December 31, 2024 and that all then-outstanding Company Options will be fully vested on that date. The value of the outstanding Company Options reported in this table is determined by multiplying (i) the number of shares subject to the Company Option by (ii) the excess (if any) of the $3.17 per-share price over the exercise price of the Company Option.

(4)      Mr. Takayuki Katsuda and Mr. Hideharu (Harry) Konagaya are not eligible for compensation under our director compensation policy due to their association with Koito.

Further, concurrently with the execution of the Merger Agreement, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui, as stockholders of the Company holding [•]% of our outstanding common stock as of the Record Date, entered into a Rollover Agreement, pursuant to which, immediately prior to the Effective Time, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui will contribute Rollover Shares to Holdco in exchange for equity interests in Holdco. A copy of the Rollover Agreement is attached as Annex C to this Proxy Statement. For more discussion on the terms of the Rollover Agreement see “Rollover Agreement” in Proposal 1.

Employment Agreements with Named Executive Officers

We have entered into employment agreements with each of the NEOs. The employment agreements do not have a specified term and provide that the executive’s employment with the Company is at-will. Each employment agreement provides for the executive to receive a base salary and to participate in the Company’s benefit plans made available to employees generally and for certain severance benefits upon a termination of the executive’s employment under certain conditions as set forth below.

Dr. Jun Pei’s employment agreement provides for an initial annual base salary of $320,000 and is eligible for an annual discretionary bonus as determined by the Compensation Committee and to participate in the Company’s benefit plans made available to employees generally. If Dr. Jun Pei’s employment with the Company is terminated by the Company without “cause” or by him for “good reason” (as defined in the agreement), he will receive severance of 18 months base salary, payable in installments over an 18-month period, payment of his COBRA premiums for 18 months, and 18 months’ accelerated vesting of his then-outstanding and unvested equity awards granted by the Company. However, if such a termination of his employment occurs in connection with or within 18 months following a change in control of the Company, his severance will equal the sum of 18 months of his base salary and 1.5 times his annual target bonus for the year of termination (or, if no target bonus has been established, the amount of his target bonus for the prior year or the amount of his actual bonus for the prior year and provided that his severance will not be less than $900,000 if such termination occurs within two years after the Closing) and will be paid in a lump sum; and his then-outstanding equity awards granted by the Company will be fully vested. Dr. Jun Pei’s right to receive these severance benefits is subject to his providing a release of claims to the Company and his continued compliance with his confidentiality, non-solicitation and other covenants in favor of the Company.

The agreements for Mr. Mitchell Hourtienne and Dr. Dongyi Liao each provide the executive will receive an initial annual base salary of $280,000 and is eligible for an annual discretionary bonus as determined by the Compensation Committee and to participate in the Company’s benefit plans made available to employees generally. If the executive’s employment with the Company is terminated by the Company without “cause” or by the executive for “good reason” (as defined in the agreement), the executive will receive severance of 12 months base salary, payable in installments over a 12-month period, payment of his COBRA premiums for 12 months, and 12 months’ accelerated vesting of his then-outstanding and unvested equity awards granted by the Company. However, if such a termination of the executive’s employment occurs in connection with or within 18 months following a change in control of the Company, the executive’s severance will equal the sum of 12 months of his base salary and his annual target bonus for the year of termination (or, if no target bonus has been established, the amount of his target bonus or actual bonus for the prior year) and will be paid in a lump sum, and his then-outstanding equity awards granted by the Company will be fully vested. In each case, the executive’s right to receive these severance benefits is subject to his providing a release of claims to the Company and his continued compliance with his confidentiality, non-solicitation and other covenants in favor of the Company.

Golden Parachute Compensation

The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation for each of our named executive officers that is based on, or that otherwise relates to, the merger and based on the terms of the existing employment agreements to which each such officer is a party. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the merger-related compensation payable (or that may become payable in certain circumstances) to our named executive officers. Our “named executive officers” for purposes of the disclosure in this Proxy Statement are Dr. Jun Pei, Mitchell Hourtienne and Dr. Dongyi Liao. For additional details regarding the terms of the payments quantified below, see the above section “Interests of Certain Persons in the Transaction — Employment Agreements with Named Executive Officers.”

The amounts in the table are estimated using the following assumptions and such additional assumptions as may be set forth in the footnotes to the table:

•        the effective time of the merger will occur on December 31, 2024 (which is the assumed closing date of the merger solely for purposes of this golden parachute compensation disclosure);

•        no additional equity awards are granted to the named executive officers prior to December 31, 2024;

•        the value of the shares of our common stock covered by equity awards is equal to the per share merger consideration in the merger of $3.17; and

•        named executive officer experienced a qualifying termination of his employment at the effective time of the merger that resulted in severance benefits becoming payable to such named executive officer under his employment agreement.

The amounts reported below are estimated based on these and other assumptions that may or may not actually occur or be accurate on the date that the merger closes, and reflect estimated values of severance cash compensation, unvested equity incentives and other benefits. Accordingly, the ultimate values to be received by a named executive officer in connection with the merger may differ from the amounts set forth below. We believe that these compensation elements are reasonable, aligned with the market standard and are part of our executive remuneration program designed to incentivize executives to drive stockholder value creation and act in the best interest of stockholders, despite potential risk of a job loss. No additional stock grants were made, or are being made, as a result of or in connection with the merger. To be eligible to receive severance compensation, a named executive officer must experience a qualifying termination of his employment during the two-year period after closing of the merger for Dr. Jun Pei or 18 months after closing of the merger for Mr. Mitchell Hourtienne and Dr. Dongyi Liao, making these double-trigger benefits. This treatment is aligned with what we believe to be the best market practice.

As required by applicable SEC rules, all amounts below that are determined using the per share value of our common stock have been calculated based on the per share merger consideration.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Total ($)(5)
Dr. Jun Pei	900,000	99,659	18,000	—	1,017,659
Mitchell Hourtienne	280,000	258,311	12,000	—	550,311
Dr. Dongyi Liao	300,000	920,301	12,000	—	1,212,301

____________

(1)      Cash.    This column reflects the amount of “double-trigger” payments to which the named executive officer may become entitled under their employment agreement. The amount becomes payable if, for Dr. Pei during the two-year period after the closing of the merger and for Mr. Hourtienne and Dr. Liao during the 18 month period after closing of the merger, their employment with the Company or its affiliates is terminated for a reason other than “cause” or they resign for “good reason,” as such terms are defined in the named executive officer’s employment agreement, subject to the named executive officer timely signing and not revoking a release of claims and continued compliance with the confidentiality, non-solicitation and other covenants in favor of the Company. Such termination is referred to as a “qualifying termination.”

The amounts represent a lump sum cash severance payment equal to the sum of (1) 18 months for Dr. Pei and 12 months for the other current named executive officers, of such named executive officer’s annual base salary as in effect as of December 31, 2024; and (2) 1.5 times the annual target bonus for Dr. Pei (or, if no target bonus has been established, the amount of Dr. Pei’s actual bonus for the prior year and provided that his severance will not be less than $900,000) and 100% of the annual target bonus for the other current named executive officers (or, if no target bonus has been established, the amount of his target bonus or actual bonus for the prior year), in each case, as in effect for fiscal year 2024.None of the executives had a target bonus for 2023 or 2024 or received any actual bonus for 2023.

(2)      Equity.    The amounts in this column represent the value of outstanding Company Options, unvested Company RSUs and unvested Company PSUs (based on the assumptions described above and after giving effect to the treatment of these equity awards at the Effective Time as described above under “Interests of Certain persons in the Transaction — Interests of Directors and Executive Officers in the Merger — Treatment of Equity Awards in the Merger”). Each of the current named executive officers would be entitled under their employment agreements to accelerated vesting of their then-outstanding and unvested equity awards upon a qualifying termination

Named Executive Officer	Value of Company RSUs ($)	Value of Company PSUs ($)	Value of Company Options ($)	Total ($)
Dr. Jun Pei	99,659	—	—	99,659
Mitchell Hourtienne	258,311	—	—	258,311
Dr. Dongyi Liao	654,561	—	265,740	920,301

(3)      Perquisites/Benefits.    The amounts reported in this column represent the estimated cost to provide the health and welfare benefits described above (including reimbursement of COBRA premiums for the applicable period) to the executive following a qualifying termination in connection with the Transaction.

(4)      Tax Reimbursement.    None of the named executive officers is entitled to a “gross-up” payment for any excise taxes that may be due by reason of Sections 280G and 4999 of the Code.

(5)      Total.    This amount represents the sum of all amounts reported in the preceding columns.

New Employment Agreements with Named Executive Officers

In connection with the merger, our Compensation Committee approved the terms of new employment agreements to be entered into by Cepton Technologies with Dr. Pei and Dr. Liao. These agreements were negotiated with Koito and will be effective upon the Closing.

Each of the new employment agreements provide for the executive to receive an annual base salary ($332,800 in the case of Dr. Pei and $300,000 in the case of Dr. Liao), effective for fiscal 2025 (and retroactive to January 1, 2025 if the closing of the Merger occurs after that date), and to participate in benefit plans made available generally to employees of Cepton Technologies. Each executive will also be awarded a retention bonus for each of fiscal 2025 and fiscal 2026, in an amount equal to 100% of the executive’s base salary and subject to the executive’s continued employment through the end of the applicable fiscal year. After fiscal 2026, each executive will be eligible for an annual discretionary bonus as determined by the board of directors of Cepton Technologies (the “Cepton Technologies Board”). Each executive will also be eligible to receive grants of long-term cash incentive awards (“LTI Awards”), which may be granted annually or at such other frequency as determined by the Cepton Technologies Board, with the first such award (the “Initial LTI Award”) granted in fiscal 2025. LTI Awards will vest subject to continued employment by the executive and the achievement of performance goals established annually on a rolling basis by the Cepton Technologies Board. The Initial LTI Award will have a grant target value of $166,400 for Dr. Pei and $150,000 for Dr. Liao, and the payout of the Initial LTI Award will be between 0% and 200% of such target subject to actual performance. If the executive’s employment is terminated by Cepton Technologies without “cause” or by the executive for “good reason” (as defined in the agreement), the executive will receive severance of 18 months base salary, payable in installments over an 18-month period, payment of COBRA premiums for 18 months, and vesting of the portion of the executive’s LTI Awards that would have vested within 18 months after the termination date (with performance deemed achieved at the target level and the time-based vesting requirement being treated as 36 monthly installments for this purpose). However, if such a termination of the executive’s employment occurs in connection with or within 18 months following a change in control of Cepton Technologies, the executive’s severance will equal the sum of 18 months of his base salary and one and one-half times his target annual bonus (or retention bonus, if applicable) for the year of termination or, if no such target bonus has been established for the applicable year, the target bonus (or retention bonus, if applicable) for the prior year (or, if no such target annual bonus has been established, the amount of his actual annual bonus (or retention bonus, if applicable) for the prior year) and will be paid in a lump sum; and his then-outstanding LTI Awards will be fully vested. The executive’s right to receive these severance benefits is subject to his providing a release of claims to Cepton Technologies and his continued compliance with his confidentiality, non-solicitation and other covenants in favor of Cepton Technologies.

Section 280G Mitigation Actions

Several employees, including our executive officers, who are eligible to receive payments in connection with the merger may be subject to an excise tax under Section 280G of the Code, and such payments would not be deductible by the Company for federal income tax purposes. The Company is evaluating these potential adverse impacts under Sections 280G and 4999 of the Code on the employees and the Company, and with Koito’s consent, may take certain reasonable actions during calendar year 2024 in an effort to mitigate these potential tax effects if the closing of the merger occurs in calendar year 2025. Such actions may include (1) accelerating the payment of any cash incentives that may be awarded to the employee for 2024 so that such amounts are paid in December 2024 instead of early in 2025, and (2) accelerating the vesting and payment date of the employee’s Company RSUs that may be scheduled to vest after 2024 to a date in December 2024.

Market Price of Common Stock

Our common stock is listed for trading on the Nasdaq Capital Market under the symbol “CPTN.”

The closing price of our common stock on Nasdaq on July 26, 2024, the last trading day prior to the public announcement of the execution of the Merger Agreement, was $2.53 per share. As of September 24, 2024, there were approximately 34 holders of record of our common stock.

Our net book value per share as of June 30, 2024 was approximately $(2.66) (calculated based on 16,043,207 shares outstanding as of such date).

On [•], 2024, the most recent practicable date before this Proxy Statement was mailed to our stockholders, the closing price for our common stock on Nasdaq was $[•] per share.

Fiscal Year	High	Low
Ended December 31, 2022
First Quarter	$801.60	$36.20
Second Quarter	41.70	36.80
Third Quarter	25.90	12.50
Fourth Quarter	27.60	11.40

Ended December 31, 2023
First Quarter	$14.40	$4.03
Second Quarter	7.38	3.20
Third Quarter	8.90	3.50
Fourth Quarter	5.20	2.38

Ended December 31, 2024
First Quarter	$3.20	$2.38
Second Quarter	3.81	2.39
Third Quarter (through [•], 2024)	[•]	[•]

We have never declared or paid a cash dividend on our common stock, and we intend to retain all available funds and any future earnings to fund the development and growth of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of September 1, 2024 for:

•        each of our named executive officers;

•        each of our directors;

•        all of our current directors and named executive officers as a group; and

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on 16,051,981 shares of our common stock outstanding as of September 1, 2024. In accordance with SEC rules, we have deemed shares of our common stock subject to Company Options or warrants that are currently exercisable or exercisable within sixty (60) days of September 1, 2024 and shares of our common stock underlying Company RSUs that are currently releasable or releasable within sixty (60) days of September 1, 2024 to be outstanding and to be beneficially owned by the person holding the common stock, Company Options, warrants or Company RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Cepton, Inc., 399 West Trimble Road, San Jose, California 95131. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name and Address of Beneficial Owners	Number of Shares of common stock Beneficially Owned	%
5% Holders:
Koito Manufacturing Co., Ltd.(1)	6,075,057	30.1%
Mark McCord(2)	1,031,771	6.4%
Yupeng Cui(3)	963,098	6.0%

Named Executive Officers and Directors:
Dr. Jun Pei(4)	2,585,019	16.1%
Dr. Jun Ye(5)	2,591,695	16.2%
Dr. Dongyi Liao(6)	275,665	1.7%
Mitchell Hourtienne(7)	33,356	* %
George Syllantavos(8)	115,342	* %
Takayuki Katsuda(9)	—	—%
Hideharu (Harry) Konagaya(10)	—	—%
Dr. Mei (May) Wang(11)	17,692	*
Xiaogang (Jason) Zhang(11)	17,692	*
Directors and executive officers as a group (eleven individuals)	5,995,929	36.0%

____________

*        Less than one percent.

(1)      Includes 4,112,583 shares of common stock into which the 100,000 shares of Preferred Stock owned by Koito are convertible (taking into account dividends accrued but unpaid as of June 30, 2024), subject to adjustment, at any time following January 19, 2024. The business address of Koito is 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo, Japan.

(2)      Consists of 847 shares of common stock owned by Dr. McCord and 1,030,924 shares of common stock owned by the McCord Trust, dated January 7, 2020, of which Dr. McCord is a trustee.

(3)      Consists of 963,098 shares of common stock.

(4)      Consists of (i) 138,194 shares of common stock owned by Dr. Pei, (ii) 1,399 shares of common stock held by Dr. Pei’s spouse, and (iii) 2,445,426 shares of common stock held by the Pei 2000 Trust, of which Dr. Pei is a trustee.

(5)      Consists of (i) 2,081,849 shares of common stock owned by Dr. Ye, (ii) 244,923 shares of common stock owned by the Lynnelle Lin Ye Irrevocable Trust dated December 8, 2020 of which Dr. Ye is a trustee, (iii) 244,923 shares of common stock owned by the Brion Qi Ye Irrevocable Trust dated December 8, 2020, of which Dr. Ye is a trustee, and (iv) 20,000 shares of common stock owned by the Ye-Wang Family Trust, dated March 31, 2007, of which Dr. Ye is a trustee.

(6)      Consists of 244,921 shares of common stock issuable pursuant to Company Options exercisable within 60 days of September 1, 2024.

(7)      Consists of 33,356 shares of common stock issuable pursuant to Company Options exercisable within 60 days of September 1, 2024.

(8)      Consists of (i) 53,592 shares of common stock owned by Mr. Syllantavos, and (ii) 61,750 shares of common stock issuable to Magellan Investments Corp. pursuant to warrants that are exercisable within 60 days of September 1, 2024. Mr. Syllantavos is the president and the sole director of Magellan Investments Corp.

(9)      Mr. Katsuda is the Senior Managing Corporate Officer and Head of Engineering Headquarters of Koito. The business address of Mr. Katsuda is c/o Koito Manufacturing Co., Ltd., 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo, Japan.

(10)    Mr. Konagaya is the Executive Vice President and Head of the Procurement Department of Koito. The business address of Mr. Konagaya is c/o Koito Manufacturing Co., Ltd., 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo, Japan.

(11)    Consists of 17,692 shares of common stock.

Where You Can Find More Information

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including us. The address of that site is www.sec.gov.

You can also review the Company’s SEC filings on its website at http://investors.cepton.com. Through links on the “Investors” portion of our website, we make available free of charge our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and other information filed with, or furnished to, the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act. Such material is made available through our website as soon as reasonably practicable after we electronically file the information with, or furnish it to, the SEC. The information contained on or that can be accessed through our website does not constitute part of this Proxy Statement, other than documents that we file with the SEC that are specifically incorporated by reference into this Proxy Statement.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of this Proxy Statement or other information concerning us, without charge, by written or telephonic request directed to our Corporate Secretary at Cepton, Inc., 399 West Trimble Road, San Jose, California 95131 or by telephone at (408) 459-7579, or from the SEC through the SEC website at the address provided above.

Because the merger is a “going private” transaction, we have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

Other Information

Other Matters to be Presented at the Special Meeting

We do not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters are properly brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Stockholder Communication with Board Members

Any stockholder may contact the Board, a committee of the Board or a specified individual director by writing to the attention of the Board (or a specified individual director or committee) and sending such communication to the attention of our Corporate Secretary at our executive offices as identified in this Proxy Statement. Each communication from a stockholder should include the following information in order to permit us to confirm your status as a stockholder and enable us to send a response if deemed appropriate:

•        the name, mailing address and telephone number of the stockholder sending the communication;

•        the number and type of our securities owned by such stockholder; and

•        if the stockholder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the stockholder.

Our Corporate Secretary will forward all appropriate communications to the Board, the applicable committee of the Board or individual members of the Board as specified in the communication. Our Corporate Secretary may, but is not required to, review all correspondence addressed to the Board, a committee of the Board or any individual member of the Board, for any inappropriate correspondence more suitably directed to management.

Submission of Future Stockholder Proposals

If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of the stockholders of the Company. However, if the merger is not completed, our stockholders will continue to be entitled to attend and participate in our stockholders’ meetings.

Our Bylaws provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Secretary at 399 West Trimble Road, San Jose, California 95131. To be timely for the 2025 annual meeting of stockholders, a stockholder’s notice must be received by our Secretary at our principal executive offices later than January 8, 2025, and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. If we change the date of the 2025 annual meeting of stockholders by more than 30 days from the anniversary of the 2024 annual meeting, your written proposal must be received within a reasonable time before we begin to print and mail our proxy materials for the 2025 annual meeting of stockholders. If you intend to nominate an individual for election to our Board at our 2025 annual meeting of stockholders or wish to present a proposal at the 2025 annual meeting of stockholders but do not intend for such proposal to be included in the Proxy Statement for such meeting, our Bylaws require that, among other things, stockholders give written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no later than March 19, 2025 (the 90th day before the first anniversary of the date of the preceding year’s annual meeting) nor earlier than February 17, 2025 (the 120th day before the first anniversary of the date of the preceding year’s annual meeting) for the Annual Meeting. Notwithstanding the foregoing, in the event that we change the date of the 2025 annual meeting of stockholders to a date that is more than 30 days before or more than 70 days after the anniversary of the 2024 annual meeting, than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public announcement of the date of such annual meeting was first made. Stockholder proposals not intended to be included in the Proxy Statement or nominations for director candidates that do not meet the notice requirements set forth above and further described in Section 2.4 of our Bylaws will not be acted upon at the 2025 annual meeting of stockholders.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 annual meeting of stockholders must provide written notice to our Corporate Secretary setting forth the information required by Rule 14a-19 under the Exchange Act, unless the required information has been provided in a preliminary or definitive Proxy Statement previously filed by the stockholder. Such written notice must be provided in accordance with Rule 14a-19 no later than April 18, 2025. If we change the date of the 2025 annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting, your written notice must be received by the later of 60 days prior to the date of the 2025 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as noted above.

Delivery of Proxy Materials to Stockholders Sharing an Address

To reduce the expenses of delivering duplicate proxy materials and to help the environment by conserving natural resources, we may take advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials to stockholders who share an address, unless otherwise requested. If you share an address with another shareholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by contacting us at Cepton, Inc., Attention: Corporate Secretary, 399 West Trimble Road, San Jose, California 95131 or (408) 459-7579. For future meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.

Incorporation of Certain Information by Reference

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference herein is deemed to be part of this Proxy Statement. This Proxy Statement incorporates by reference the documents and reports listed below (other than, in each case, the portions that are deemed to have been furnished and not filed in accordance with SEC rules):

•        our Current Reports on Form 8-K, filed with the SEC on January 5, 2024, March 21, 2024, June 17, 2024, July 29, 2024 and September 9, 2024;

•        our Quarterly Reports on Form 10-Q, filed with the SEC on May 14, 2024 and August 13, 2024;

•        our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 1, 2024;

•        The portions of our Definitive Proxy Statement on Schedule 14A (other than information furnished rather than filed) that are incorporated by reference into our Annual Report on Form 10-K, filed with the SEC on May 15, 2024; and

•        the description of our common stock contained in our Registration Statement on Form 8-A, filed with the SEC on January 28, 2021, as updated by the description of securities contained in Exhibit 4.4 to our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 1, 2024.

Notwithstanding the above, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this Proxy Statement.

We also incorporate by reference the information contained in all other documents we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than the portions that are deemed to have been furnished and not filed in accordance with SEC rules, unless otherwise indicated therein) on or after the date of this statement and through the date on which the Special Meeting is held (including any adjournments or postponements thereof). Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We will provide, free of charge, to each person, including any beneficial owner, to whom a Proxy Statement is delivered, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference into this Proxy Statement (including any exhibits that are specifically incorporated by reference in those documents). Any such request can be made by writing or telephoning us at the following address and telephone number:

CEPTON, INC.

399 West Trimble Road

San Jose, California, 95131

(408) 459-7579

If you have any questions concerning the merger, the Special Meeting or the accompanying Proxy Statement, would like additional copies of this Proxy Statement or need help voting your shares of our common stock, please contact our proxy solicitor:

Advantage Proxy
24925 13th Place South
Des Moines, Washington 98198
(206) 870-8565

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

CEPTON, INC.,

KOITO MANUFACTURING CO., LTD.

and

PROJECT CAMARO MERGER SUB, INC.

Dated as of July 29, 2024

Annex A-i

Annex A-ii

EXHIBITS
Exhibit A	Form of Amended and Restated Certificate of Incorporation

Annex A-iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of July 29, 2024, by and among Cepton, Inc., a Delaware corporation (the “Company”), KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (“Parent”), and Project Camaro Merger Sub, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of Parent (“Merger Sub”). The Company, Parent and the Merger Sub are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” All capitalized terms that are used in this Agreement and not otherwise defined shall have the respective meanings given to them in Section 1.01.

WITNESSETH:

WHEREAS, the Company, Parent and Merger Sub desire to effect the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) and an indirect Subsidiary of Parent (the “Merger”) on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), pursuant to which, except as otherwise provided in Article 2, each outstanding share of the Company Common Stock (as defined below), issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the Merger Consideration (as defined below);

WHEREAS, the board of directors of the Company (the “Company Board”) (acting upon the unanimous recommendation of a special committee thereof consisting only of independent and disinterested directors (the “Special Committee”)), at a meeting duly called and held, has (i) determined that the Merger and the other transactions contemplated hereby (collectively, the “Transaction”), are fair to and in the best interests of the Company and its stockholders other than Parent, Merger Sub or any of their respective Affiliates or the Rolling Stockholders (such other stockholders, the “Unaffiliated Stockholders”), (ii) approved, adopted and declared advisable this Agreement and the other Transaction Documents to which the Company is a party, (iii) directed that this Agreement and the Transaction be submitted to the Company Stockholders for adoption, and (iv) subject to the terms of this Agreement, resolved to recommended that the Company Stockholders adopt this Agreement and approve the Transaction (such recommendation, the “Company Board Recommendation”);

WHEREAS, the board of directors of Merger Sub has approved, and declared advisable, this Agreement and the Transaction;

WHEREAS, the board of directors of Parent has approved this Agreement and the Transaction, and Parent, in its capacity as the sole member of Project Camaro Holdings, LLC, a Delaware limited liability company (“Holdco”), shall cause Holdco, in its capacity as the sole stockholder of Merger Sub, to approve the adoption of this Agreement;

WHEREAS, concurrently with this Agreement, Parent, Holdco and each of the Rolling Stockholders has entered into rollover agreement, dated as of the date hereof (the “Rollover Agreement”), pursuant to which, immediately prior to the Effective Time, the Rolling Stockholders and Parent will contribute an agreed number of the shares of Company Common Stock and Series A Preferred Stock owned by the Rolling Stockholders and Parent to Holdco in exchange for equity interests in Holdco;

WHEREAS, Parent has entered into a letter agreement with each of the Key Employees (the “New Employment Letter Agreements”), containing, among other things, the principal terms of the new employment agreement to be entered into between such Key Employee and Cepton Technologies (as defined below) (the “New Employment Agreements”) prior to the Closing, which would supersede the New Employment Letter Agreement in its entirety and would become effective immediately upon the Closing;

WHEREAS, concurrently with the execution of this Agreement, Parent and the Supporting Stockholders have executed and delivered voting support agreements, dated as of the date hereof (the “Voting Support Agreements”), pursuant to which, among other things, such Supporting Stockholders have agreed, subject to the terms thereof, to vote, or cause to be voted, all of the shares of Company Common Stock beneficially owned by such Supporting Stockholders in favor of the adoption of this Agreement; and

WHEREAS, concurrently with the execution of this Agreement, Parent has caused to be delivered to the Company the waiver of any and all approval, consent or notice rights required to be obtained from or provided to Parent or any of its Affiliates in connection with the approval of the Transaction pursuant to the Investor Rights Agreement (the “Koito Approval”).

Annex A-1

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties agree as follows:

Article 1
Definitions & Interpretations

Section 1.01.    Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

“Acquisition Proposal” means any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by Parent or Merger Sub pursuant to this Agreement) relating to an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Transaction) involving:

(a)        any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning (i) more than 20% of the Company Common Stock outstanding (on an as-converted, exchanged or exercised basis, if applicable) or (ii) securities convertible, exchangeable or exercisable into more than 20% of the Company Common Stock outstanding (on an as-converted, exchanged or exercised basis, if applicable), in either case, after giving effect to the consummation of such purchase or other acquisition;

(b)        any direct or indirect purchase, lease, exchange, transfer, exclusive license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of more than 20% of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(c)        any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own equity of the Company representing (i) more than 20% of the Company Common Stock outstanding (on an as-converted, exchanged or exercised basis, if applicable) or (ii) securities convertible into more than 20% of the Company Common Stock outstanding (on an as-converted, exchanged or exercised basis, if applicable), in either case, after giving effect to the consummation of such transaction.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise; provided that the Company and any of its Subsidiaries, on the one hand, and Parent and any of its Subsidiaries, including Merger Sub, on the other hand, shall not be deemed to be Affiliates of one another.

“Anti-Corruption Laws” means all applicable Laws and all other statutory or regulatory requirements relating to anti-corruption, anti-bribery and anti-money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and any other Law implementing the Organization for Economic Cooperation and Development’s Convention on Combating Bribery of Foreign Public Officials in International Business Transactions applicable to the Company.

Annex A-2

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

“Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2023 set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on April 1, 2024.

“Business Combination Agreement” means the Business Combination Agreement, dated as of August 4, 2021, by and among the Company, GCAC Merger Sub Inc. and Cepton Technologies, as amended.

“Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York City, New York, or Tokyo, Japan.

“Burdensome Condition” means any condition, restriction or other action required, imposed or requested by CFIUS that would reasonably be expected to impose a material burden or have a material adverse impact on the Parent’s or its Affiliates’ ability to retain or operate their respective businesses, operations, product lines or assets (including those acquired in the Merger) from and after the Closing.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (H.R. 748).

“Cepton Technologies” means Cepton Technologies, Inc., a Subsidiary of the Company.

“CFIUS” means the Committee on Foreign Investment in the United States or any successor entity, and any member agency thereof acting on its behalf.

“CFIUS Approval” means either (a) a written notice shall have been issued by CFIUS that it has concluded that the Transaction does not constitute a “covered transaction” and is not subject to review under Section 721, (b) a written notice shall have been issued by CFIUS stating that it has determined that there are no unresolved national security concerns with respect to the Transaction and that it has concluded all action under Section 721, and no Burdensome Condition shall have been unilaterally imposed by CFIUS, or (c) in the event that CFIUS has sent a report to the President of the United States requesting the decision of the President pursuant to Section 721, (1) the President has announced a decision not to take any action to suspend, prohibit or place any limitations that would constitute a Burdensome Condition on the Transaction or (2) having received a report from CFIUS requesting the President’s decision, the President has not taken any action after 15 days from the date the President received such report from CFIUS.

“Code” means the Internal Revenue Code of 1986.

“Company Board” means the board of directors of the Company.

“Company Board Recommendation Change” means for the Company Board, to withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to the Transaction; publicly adopt, approve or recommend an Acquisition Proposal; in connection with a tender or exchange offer by a third party; fail to recommend against such offer by the close of business on the tenth (10th) U.S. Business Day after its commencement; or fail to include the Company Board Recommendation in the Proxy Statement; provided, that, for the avoidance of doubt, but subject to compliance by the Company with the terms of Section 6.03, none of (a) the determination by the Company Board in accordance with Section 6.03(b) that an Acquisition Proposal constitutes a Superior Proposal, (b) the disclosure by the Company of such determination in accordance with Section 6.03(b), (c) the delivery by the Company of the notice required by Section 6.03(c) or (d) the making of any communication in accordance with Section 6.03(d), shall in itself constitute a Company Board Recommendation Change.

“Company Common Stock” means the common stock, par value $0.00001 per share, of the Company.

Annex A-3

“Company Fundamental Representations” means the representations and warranties set forth in the first, fourth and fifth sentences of Section 4.01 (Organization; Good Standing); Section 4.02 (Corporate Power; Enforceability); Section 4.03(a) (Company Board Approval); Section 4.03(b) (Anti-Takeover Laws); Section 4.04 (Requisite Stockholder Approval); Section 4.05(a) (Non-Contravention); Section 4.07 (Company Capitalization); and Section 4.26 (Brokers).

“Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, (x) has had, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, or (y) prevents or materially impairs or materially delays, or would reasonably be expected to prevent or materially impair or materially delay, the consummation of the Transaction; provided, however, that, with respect to clause (x) above, none of the following, and no change, event, effect, occurrence or circumstance to the extent arising out of or resulting from the following (in each case, by itself or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur (subject to the limitations set forth below):

(i)        changes generally affecting the global or national economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates; and changes in conditions in the industries in which the Company and its Subsidiaries conduct business;

(ii)       changes or prospective changes in, or issuances of new, Law or GAAP or accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, or any changes or prospective changes in general legal, regulatory or political conditions, including any Law, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or any change in such law, regulation, statute, directive, pronouncement or guideline or interpretation thereof following the date of this Agreement;

(iii)      any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics and other force majeure events (including any escalation or general worsening thereof);

(iv)       the execution, announcement or performance of this Agreement or the consummation of the Transaction, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators, or any claims (or threats of claims) or litigation (or threats of litigation) arising from allegations of breach of fiduciary duty or violation of Law relating to this Agreement, the Transaction or the Proxy Statement (as defined herein), or the identity of, or any facts and circumstances relating solely to, Parent, Merger Sub or any of their controlled Affiliates;

(v)        any action taken by the Company or its Subsidiaries that is expressly required by this Agreement or with Parent’s express written consent or at Parent’s express written request, or the failure to take any action by the Company or its Subsidiaries if that action is expressly prohibited by this Agreement;

(vi)      any change or prospective change in the Company’s credit ratings (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(vii)     any decline in the market price, or change in trading volume, of the capital stock of the Company (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(viii)    any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position or other operating metrics (it being understood that the exception in this clause (viii) shall not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to herein (if not otherwise falling within any of the exceptions provided by clauses (i) through (vii) hereof) is a Material Adverse Effect);

Annex A-4

(ix)      any breach by Parent or Merger Sub of this Agreement; and

(x)        any item set forth on Section 1.01 of the Company Disclosure Letter under the heading “Company Material Adverse Effect.”

except, in each case of clauses (i) to (iii), to the extent that such change, event, effect or circumstance has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred.

“Company Options” means any compensatory options to purchase shares of Company Common Stock, whether granted pursuant to any of the Company Stock Plans or otherwise. For the avoidance of doubt, Company Options shall not include any option to purchase shares of Company Stock under the Employee Stock Purchase Plan or any Warrants.

“Company Products” means all Lidar devices, Software and other products, services, programs and items (tangible and intangible), in each case, which are currently marketed, licensed, sold or offered for sale by the Company and any services performed by or on behalf of the Company, or from which the Company or its Subsidiaries have derived within the three years preceding the date hereof or is currently deriving revenue from the sale, license, maintenance or other provision thereof.

“Company PSUs” means any performance-based restricted stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company RSUs” means any service-based restricted stock units or deferred stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company Stockholders” means the holders of shares of Company Common Stock.

“Company Stock Plans” means the Company’s 2016 Stock Incentive Plan, 2022 Equity Incentive Plan and Employee Stock Purchase Plan, each as may have been amended through the date of this Agreement, and each other Employee Plan that provides for the award of rights of any kind to receive shares of Company Common Stock or benefits measured in whole or in part by reference to shares of Company Common Stock.

“Company Systems” means all Software (including Company Products), computer hardware (whether general or special purpose), information technology, electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems (including any outsourced systems and processes) that are owned, leased, licensed or used by or for, or otherwise relied on by, the Company or its Subsidiaries in the conduct of their businesses.

“Company Termination Fee” means an amount equal to $1,250,000.

“Compensation Committee” means the Compensation Committee of the Company Board or such committee of the Company Board with the duties customarily fulfilled by a compensation committee of a board of directors.

“Contract” means any contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other legally binding instrument, commitment, understanding, undertaking or agreement.

“Conversion Shares” means (i) any Company Common Stock issuable upon the conversion of the shares of Series A Preferred Stock and (ii) any Company Common Stock issuable as a dividend on the shares of Series A Preferred Stock (if any).

“Data Security Requirements” means, collectively, all of the following to the extent relating to the Processing of Data or otherwise relating to privacy, security, or security breach notification requirements and applicable to the Company or its Subsidiaries, to the conduct of their businesses, or to any of the Company Systems, Company Products or any Sensitive Information: (a) the Company’s and its Subsidiaries’ own published written rules, policies and procedures; (b) applicable Laws (including, as applicable, the California Consumer Privacy Act, the General Data Protection Regulation (EU) 2016/679 (the “GDPR”), and the ePrivacy Directive 2002/58/EC (“ePrivacy Directive”)); and (c) Contracts the Company or any of its Subsidiaries has entered into or by which it is otherwise bound.

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“Earnout Shares” has the meaning given to it in the Business Combination Agreement.

“Employee Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) and each other plan, program, arrangement, policy or contract relating to severance, change in control, employment, compensation, vacation, incentive, bonus, retention, equity or equity-based compensation (including all awards or purchases under the Company Stock Plans), deferred compensation or other benefit plan, program, arrangement or policy sponsored, maintained or contributed to by the Company or any Subsidiary of the Company for the benefit of any current or former Service Provider or any spouse, dependent, or beneficiary thereof, or with respect to which the Company or any Subsidiary of the Company has or reasonably expects to have any liability or obligation.

“Environmental Law” means any Law relating to public or worker health and safety (to the extent relating to exposure to Hazardous Materials), the protection of the environment (including ambient or indoor air, surface water, groundwater or land) or pollution, including any such Law relating to Hazardous Materials (and including any such Law relating to Hazardous Materials in products manufactured or sold by the Company and its Subsidiaries and associated labeling or packaging content requirements, restrictions relating to environmental attributes, or product takeback or end-of-life requirements).

“Environmental Permits” means Governmental Authorizations required under Environmental Laws.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is (or was at any relevant time) a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is (or was at any relevant time) a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934.

“Foreign Regulatory Authority” means any foreign Governmental Authority with regulatory authority over Company Products.

“GAAP” means generally accepted accounting principles, consistently applied, in the United States.

“Government Official” means (a) any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, or (b) any political party or party official or candidate for political office.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial arbitral body, or state-owned or controlled enterprise, in each case whether federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational.

“Governmental Authorization” means any authorizations, approvals, licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements (including, pursuant to Antitrust Laws) issued by or obtained from, and notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

“Hazardous Materials” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance or material, and any substance, waste, or material that is regulated by or for which standards of conduct or liability may be imposed pursuant to Environmental Laws, including petroleum and petroleum byproducts, per- and poly-fluoroalkyl substances, polychlorinated biphenyls, lead, asbestos, noise, radiation, toxic mold, odor and pesticides.

“Indirect Capital Gains Tax” means any Tax imposed on Parent or any of its Affiliates (including the Surviving Corporation from and after the Effective Time) in connection with the indirect transfer of capital stock (not limited to capital gains on shares but also including any Tax on any assets including Real Property) in any Subsidiary of the Company, incurred in connection with this Agreement and the Transaction.

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“Intellectual Property” means all intellectual property and proprietary rights throughout the world, including: (a) all patents, patent applications, patent disclosures, and inventions and all improvements thereto (whether or not patentable or reduced to practice), and all reissues, continuations, continuations-in-part, revisions, divisional, extensions, applications therefor, and reexaminations in connection therewith (“Patents”); (b) all copyrights, works of authorship (whether or not copyrightable), moral rights, and all registrations, applications and renewals therefor and any other rights corresponding thereto throughout the world (“Copyrights”); (c) trademarks, service marks, internet domain names, corporate names, trade names (including social media handles and accounts), trade dress rights and similar designation of origin and rights therein, other indicia of origin, and all registrations, renewals and applications in connection therewith, together with all of the goodwill associated with any of the foregoing (“Marks”); (d) rights in trade secrets and confidential and proprietary information, including trade secrets, know-how, business rules, data analytic techniques and methodologies, formulae, ideas, concepts, discoveries, innovations, improvements, results, reports, information, research, laboratory and programmer notebooks, methods, procedures, proprietary technology, operating and maintenance manuals, engineering and other drawings and sketches, customer lists, supplier lists, pricing information, cost information, business manufacturing and production processes and techniques, designs, specifications, and blueprints (collectively, “Trade Secrets”); (e) rights in Software; and (f) rights in data, databases, data repositories, data lakes and collections of data (collectively, “Data”).

“Intervening Event” means any change, event, effect or circumstance that has materially affected the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (other than any event, occurrence, fact or change resulting from a breach of this Agreement by the Company), in each case that (i) is not known or is not reasonably foreseeable by, or if known or reasonably foreseeable, the effect of which was not known or reasonably foreseeable, the Company Board as of the date hereof, which change, event, effect or circumstance becomes known to the Company Board prior to receipt of the Requisite Stockholder Approval and (ii) does not relate to any Acquisition Proposal, Parent or Merger Sub; provided that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (A) the fact that the Company and its Subsidiaries meet or exceed any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position or other operating metrics (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (B) change in the market price, or change in trading volume, of the capital stock of the Company, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); or (C) any item set forth on Section 1.01 of the Company Disclosure Letter under the heading “Intervening Event.”

“Investor Rights Agreement” means the Investor Rights Agreement, dated as of January 19, 2023, between the Company and Parent.

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Key Employees” means Dr. Jun Pei, Liqun Han and Dongyi Liao.

“Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of any of the Company’s Chief Executive Officer, Interim Chief Financial Officer, Chief Technology Officer and Chief Operating Officer (each, a “Knowledge Person” and collectively, “Knowledge Persons”).

“Law” means any federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, complaint, lawsuit, litigation, audit, investigation, inquiry, proceeding, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Lien” means any lien, security interest, deed of trust, mortgage, pledge, encumbrance, restriction on transfer, proxies, voting trusts or agreements, hypothecation, assignment, claim, right of way, defect in title, encroachment, easement, restrictive covenant, charge, deposit arrangement or preference, priority or other security agreement or

Annex A-7

preferential arrangement of any kind or nature whatsoever (including any restriction on the voting interest of any security, any restriction on the transfer of any security (except for those imposed by applicable securities Laws) or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Material Contract” means any of the following Contracts of the Company or any of its Subsidiaries:

(a)        any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries taken as a whole, that was filed or is required to be filed prior to the Closing Date, with the Company SEC Reports; and

(b)        except for the New Employment Agreements, any Contract with Dr. Jun Pei, Dr. Jun Ye, Dr. Mark McCord, Mr. Yupeng Cui, or any of their respective Affiliates.

“NASDAQ” means the Nasdaq Capital Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Capital Market or any successor thereto.

“Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

“Parent Fundamental Representations” means the representations and warranties set forth in Article 5.

“Parent Termination Fee” means an amount equal to $5,000,000.

“Permitted Liens” means any of the following: (a) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (b) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other Liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (c) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (d) pledges or deposits to secure the performance of appeal bonds, fidelity bonds and other obligations of a similar nature, in each case in the ordinary course of business; (e) easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances), and zoning, building and other similar codes or restrictions, in each case imposed by any governmental authority having jurisdiction over the Leased Real Property and that do not adversely affect in any material respect, and are not violated by, the current use, operation or occupancy of such Leased Real Property or the operation of the business of the Company and its Subsidiaries thereon; (f) Liens the existence of which are disclosed in the notes to the most recent consolidated financial statements of the Company included in the Company SEC Reports; (g) any non-exclusive license of any Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business; and (h) statutory, common law or contractual liens (or other encumbrances of the type) securing payments not yet due including liens of landlords pursuant to the terms of any lease or liens against the interests of the landlord or owner of any Leased Real Property, in each case, unless caused by the Company or any of its Subsidiaries.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Personal Information” means any Data or other information (including protected health information) (a) that, alone or when combined with other Data, identifies, allows the identification of, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual, including any personally identifiable Data (e.g., name, address, phone number, email address, financial account number, payment card Data, government issued identifier, and health or medical information), or (b) that is otherwise protected by or subject to any applicable Laws concerning Data protection, privacy, or security, or considered personal information or personal data under applicable Laws.

Annex A-8

“Private Warrants” means the warrants to acquire up to 517,000 shares of Company Common Stock issued at the time of Growth Capital Acquisition Corp.’s initial public offering.

“Process” (or “Processing” or “Processed”) means any operation or set of operations which is performed on Data or other information or sets or collections thereof, such as the development, access, collection, use, adaption, recording, retrieval, organization, structuring, erasure, exploitation, processing, storage, sharing, copying, display, distribution, transfer, transmission, disclosure, aggregation, destruction, or disposal thereof.

“Public Warrants” means the warrants to acquire up to 862,500 shares of Company Common Stock issued and outstanding on the date of this Agreement originally issued as a component of the units sold in Growth Capital Acquisition Corp.’s initial public offering.

“Real Property” means real property, including all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto.

“Registered Intellectual Property” means all United States, international and foreign (a) Patents and Patent applications (including provisional applications); (b) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks, including, for clarity, internet domain names); and (c) registered Copyrights and applications for Copyright registration.

“Rolling Stockholders” means Dr. Jun Pei, Dr. Mark McCord and Yupeng Cui.

“Sanctioned Country” means any country or territory that is the subject of comprehensive Sanctions Laws (currently Cuba, Iran, North Korea, Syria, Crimea, the so-called Luhansk People’s Republic and so-called Donetsk People’s Republic, and the non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine).

“Sanctioned Person” means any Person with whom dealings are restricted or prohibited pursuant to any Sanctions Laws, including (a) any Person identified in any sanctions list or regulation maintained by the United States, the United Kingdom, the European Union, Japan, the United Nations Security Council or other Governmental Authority administering Sanctions Laws; (b) any Person located, organized, or resident in, or a government instrumentality of, any Sanctioned Country and (c) any other person with whom dealings are restricted or prohibited under any Sanctions Laws, including by reason of a relationship of ownership, control, or agency with a person identified in (a) or (b).

“Sanctions Laws” means all Laws of the United States, the United Kingdom, the European Union, Japan, any other member state of the Organization for Economic Cooperation and Development, or the United Nations Security Council concerning embargoes, economic sanctions, export restrictions, the ability to make or receive international payments, the ability to engage in international transactions, or the ability to take an ownership interest in assets located in a foreign country, including without limitation those administered by the Office of Foreign Assets Control of the United States Department of Treasury, the Bureau of Industry and Security of the United States Department of Commerce, and the United States Department of State.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Section 721” means Section 721 of the Defense Production Act.

“Securities Act” means the Securities Act of 1933.

“Security Incident” means actions that have resulted in an actual or alleged cyber or security incident that have had or would reasonably be expected to have an adverse effect on a system (including Company Systems) or any Sensitive Information (including any Processed, stored, or transmitted thereby or contained therein), including an occurrence that has jeopardized or would reasonably be expected to jeopardize the confidentiality, integrity, or availability of a system or any Sensitive Information. A Security Incident includes incidents of security breach, denial of service, phishing attack, ransomware and malware attack; or the unauthorized entry, access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company Systems or Sensitive Information, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.

“Sensitive Information” means, in any form or medium, any (a) Trade Secrets or other material confidential information, (b) privileged or proprietary information that, if compromised through any theft, interruption, modification, corruption, loss, misuse or unauthorized access or disclosure, could cause serious harm to the organization owning it, (c) information protected by Law, and (d) Personal Information.

Annex A-9

“Series A Certificate of Designations” means the Series A Certificate of Designations of the Series A Preferred Stock of the Company, dated as of January 18, 2023.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock of the Company, par value $0.00001 per share, the terms of which are set forth in the Series A Certificate of Designations.

“Service Provider” means any director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries.

“Software” means, in any form or medium, any and all software and computer programs, source code, object code, software implementations of algorithms, models and methodologies, firmware, and application programming interfaces.

“Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (a) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (b) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

“Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

“Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that the Company Board or the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) (a) has terms more favorable from a financial point of view to the Unaffiliated Stockholders than the Transaction (taking into account any proposal by Parent to amend the terms of this Agreement pursuant to Section 6.03(b)), and (b) is reasonably likely to be consummated on its terms (in the case of each of clauses (a) and (b), taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal, including the identity of the Person making the proposal). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

“Supporting Stockholder” means each of Dr. Jun Pei, Dr. Jun Ye and Dr. Mark McCord.

“Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, and any unclaimed property or escheat obligations, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not, and any secondary liabilities for any of the foregoing amounts payable as a transferee or successor, by assumption or by Contract or by operation of Law.

“Tax Return” means any return, report, statement, information return or other document (including any related or supporting information) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes.

“Transaction Documents” means this Agreement, the Rollover Agreement, the Voting Support Agreements and any other documents or agreements executed in connection with the transactions contemplated hereby or thereby.

“Transfer Taxes” means any transfer, sales, use, stamp, documentary, registration, value added or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar Taxes.

“Treasury Regulations” means the temporary and final regulations promulgated under the Code by the United States Department of Treasury.

“U.S. Business Day” means a “business day” as determined in accordance with Rule 100 of Regulation M promulgated by the SEC.

Annex A-10

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, or any similar Laws regarding plant closings or mass layoffs.

“Warrant Agreement” means that certain Warrant Agreement, dated as of January 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company relating to the Warrants.

“Warrants” means the Private Warrants and the Public Warrants.

Section 1.02.    Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Bylaws	4.01
Capitalization Date	4.07(a)
Certificate of Merger	2.03
Certificates	3.02(a)
CFIUS Notice	7.02(b)
Charter	4.01
Chosen Courts	10.10
Closing	2.02
Closing Date	2.02
Collective Bargaining Agreement	4.20(a)
Company	Preamble
Company Board	Recitals
Company Board Recommendation	Recitals
Company Intellectual Property	4.16(b)
Company Owned IP	4.16(b)
Company Preferred Stock	4.07(a)
Company SEC Reports	4.09
Company Securities	4.07(d)
Company Software	4.16(i)
Company Stockholder Meeting	7.04(a)
Confidentiality Agreement	10.04
Continuing Employee	7.11(a)
Copyrights	Definition of “Intellectual Property”
Craig-Hallum	4.26
D&O Insurance	7.10(c)
Data	Definition of “Intellectual Property”
DGCL	Recitals
Dissenting Shares	3.08(a)
Draft CFIUS Notice	7.02(b)
Effective Time	2.03
Electronic Delivery	10.14
End Date	9.01(c)
ePrivacy Directive	Definition of “Data Security Requirements”
Excluded Shares	3.01(d)
GDPR	Definition of “Data Security Requirements”
Holdco	Recitals
Indemnified Person	7.10(a)
Knowledge Persons	1.01
Koito Approval	Recitals
Lease	4.14(b)

Annex A-11

Term	Section Reference
Leased Real Property	4.14(b)
Marks	Definition of “Intellectual Property”
Merger	Recitals
Merger Consideration	3.01(e)(i)
Merger Sub	Preamble
New Employment Agreements	Recitals
New Employment Letter Agreements	Recitals
NHTSA	4.17(b)
Non-Recourse Party	10.12
Non-U.S. Benefit Plan	4.19(i)
Parent	Preamble
Party	Preamble
Patents	Definition of “Intellectual Property”
Paying Agent	3.02(a)
Proxy Statement	7.03(a)
Purchase Agreement	4.07(b)
Representatives	6.03(a)
Requisite Stockholder Approval	Section 4.04
Rollover Agreement	Recitals
Schedule 13E-3	7.03(b)
Special Committee	Recitals
Subsidiary Shares	3.01(b)
Surviving Corporation	Recitals
Termination Expenses	9.02(c)(iii)
Trade Secrets	Definition of “Intellectual Property”
Transaction	Recitals
Unaffiliated Stockholders	Recitals
Uncertificated Shares	3.02(a)
Voting Support Agreements	Recitals

Section 1.03.        Certain Interpretations.

(a)        When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b)        When used herein, the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c)        Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d)        The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e)        When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f)         The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

Annex A-12

(g)        When reference is made to any Party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h)        Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(i)         A reference to any specific Law or to any provision of any Law includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Law will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date.

(j)         References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof, except that for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Contract will be deemed to refer to such Contract as of such date.

(k)        All accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.

(l)         The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m)       The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(n)        The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(o)        No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.

(p)        The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including any violation of Law or breach of Contract; or that such information is material or that such information is required to be referred to or disclosed under this Agreement.

(q)        The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.06 without notice or liability to any other Person. The representations and warranties in this Agreement represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(r)         All references to time shall refer to New York City time unless otherwise specified.

Annex A-13

Article 2
The Merger

Section 2.01.    The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, (a) Merger Sub shall be merged with and into the Company and (b) the separate corporate existence of Merger Sub shall cease and the Company shall continue its corporate existence under the DGCL as the Surviving Corporation.

Section 2.02.    Closing. The consummation of the Merger (the “Closing”) shall take place remotely by electronic exchange of documents and signatures at a time agreed upon by the Parties on or before the seventh (7th) Business Day after satisfaction or waiver of all of the conditions set forth in Article 8 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law and this Agreement, waiver of those conditions at the Closing) (the date on which the Closing occurs, the “Closing Date”).

Section 2.03.    Effective Time. As soon as practicable on the Closing Date, Parent and the Company shall cause a certificate of merger (the “Certificate of Merger”) to be executed and duly delivered to the Secretary of State of the State of Delaware for filing in such form as is required by the relevant provisions of the DGCL, and shall make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective upon the date and time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or such later date and time as is agreed upon in writing by the Parties and specified in the Certificate of Merger (such date and time, the “Effective Time”). From and after the Effective Time, the Surviving Corporation shall possess all the property, rights, privileges, powers and franchises of the Company and Merger Sub, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation, all as provided in the DGCL.

Section 2.04.    Effects of the Merger. The Merger shall have the effects set forth in the DGCL, this Agreement and the Certificate of Merger.

Section 2.05.    Certificate of Incorporation. At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety in the Merger in the form set forth in Exhibit A, and such amended and restated certificate of incorporation shall be the certificate of incorporation of the Surviving Corporation until, subject to Section 7.10, thereafter amended in accordance with its terms and as provided by applicable Law.

Section 2.06.    Bylaws. At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the bylaws of the Surviving Corporation shall be the bylaws of the Merger Sub as in effect immediately prior to the Effective Time until, subject to Section 7.10, thereafter amended in accordance with their terms and as provided by applicable Law; provided that the name of the Surviving Corporation shall be “Cepton, Inc.”

Section 2.07.    Directors and Officers. At the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with applicable Law or until their earlier death, resignation or removal. Prior to the Closing, the Company shall use its reasonable best efforts to deliver to Parent a letter executed by each director of the Company as requested by Parent, effectuating his or her resignation as member of the Company Board, to be effective as of the Effective Time.

Article 3
Effect of the Merger on Capital Stock

Section 3.01.    Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any shares of capital stock of Merger Sub or the Company:

(a)        Conversion of Merger Sub Capital Stock. Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid and non-assessable share of common stock, par value $0.00001 per share, of the Surviving Corporation. From and

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after the Effective Time, all certificates representing shares of capital stock of Merger Sub (if any) shall be deemed to represent for all purposes the number of shares of the common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(b)        Conversion of Company Common Stock held by Company Subsidiaries. Each share of Company Common Stock held by any Subsidiary of the Company immediately prior to the Effective Time (if any) (the “Subsidiary Shares”) shall be converted into such number of shares of stock of the Surviving Corporation such that each such Subsidiary owns the same percentage of the outstanding capital stock of the Surviving Corporation immediately following the Effective Time as such Subsidiary owned in the Company immediately prior to the Effective Time.

(c)        Treatment of Shares held by Parent or its Subsidiaries. Each share of Company Common Stock held by Parent or any of its Subsidiaries immediately prior to the Effective Time (including, for the avoidance of doubt, the shares of Company Common Stock contributed by the Rolling Stockholders and Parent to Holdco pursuant to the Rollover Agreement) shall remain outstanding as shares of common stock of the Surviving Corporation and shall not be cancelled.

(d)        Cancellation of Certain Shares. Each share of Company Common Stock owned by the Company as treasury stock immediately prior to the Effective Time (together with the shares of Company Common Stock to remain outstanding at the Effective Time pursuant to Section 3.01(c) above, collectively, the “Excluded Shares”) shall be canceled automatically and shall cease to exist, and no payment of the Merger Consideration shall be made with respect thereto.

(e)        Conversion of Company Common Stock.

(i)     Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than the Subsidiary Shares, Excluded Shares and Dissenting Shares) shall, at the Effective Time, be converted automatically into and shall thereafter represent only the right to receive $3.17 per share (the “Merger Consideration”), without interest and subject to applicable withholding in accordance with Section 3.10, payable upon surrender of such shares in accordance with Section 3.02.

(ii)    As of the Effective Time, all shares of Company Common Stock that have been converted pursuant to Section 3.01(e)(i) shall be canceled automatically and shall cease to exist, and the holders of such shares shall cease to have any rights with respect to those shares, other than the right to receive the Merger Consideration in accordance with Section 3.01(e)(i).

(f)         Treatment of Series A Preferred Stock. Each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall not be canceled.

(g)        Equitable Adjustment. If between the date of this Agreement and the Effective Time the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Merger Consideration shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

Section 3.02.    Surrender and Payment.

(a)        Prior to the Effective Time, Parent shall appoint an agent reasonably acceptable to the Company (the “Paying Agent”) for the purpose of payment of the Merger Consideration in exchange for (i) certificates representing shares of Company Common Stock (the “Certificates”) or (ii) uncertificated shares of the Company Common Stock (the “Uncertificated Shares”). Prior to the Effective Time, Parent shall make available (or cause to be made available) to the Paying Agent the Merger Consideration to be paid in respect of the Certificates and the Uncertificated Shares. Promptly after the Effective Time, Parent shall send, or shall cause the Paying Agent to send, to each holder of shares of Company Common Stock at the Effective Time a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Paying Agent) for use in such exchange.

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(b)        Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal, or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of the Company Common Stock represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration.

(c)        If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Paying Agent any Transfer Taxes or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Paying Agent that such Tax has been paid or is not payable.

(d)        After the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock that have been cancelled or converted into Merger Consideration. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 3.

(e)        Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 3.02(a) that remains unclaimed by the holders of shares of Company Common Stock twelve months after the Effective Time shall be returned to the Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Company Common Stock for the Merger Consideration in accordance with this Section 3.02 prior to that time shall thereafter look only to Parent or the Surviving Corporation for payment of the Merger Consideration in respect of such shares without any interest thereon. Notwithstanding the foregoing, Parent shall not be liable to any holder of shares of Company Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws.

Section 3.03.    Company Options. At or immediately prior to the Effective Time, each Company Option that is outstanding immediately prior to the Effective Time, whether or not vested or exercisable, shall be canceled, and the holder of any such option shall be entitled to receive, at or promptly after the Effective Time, for such Company Option an amount in cash, less any withholding Taxes, determined by multiplying (a) the excess, if any, of the per share Merger Consideration over the applicable exercise price per share of such Company Option by (b) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time. Such cash consideration payable shall be promptly paid through the Surviving Corporation’s payroll procedures or by the Paying Agent, as applicable. For purposes of clarity, any Company Option with a per share exercise price that is greater than or equal to the per share Merger Consideration shall be cancelled at the Effective Time without payment of any consideration therefor. Prior to the Effective Time, the Compensation Committee and/or the Company Board shall adopt any resolutions and take any actions that are necessary or appropriate to effectuate the provisions of this Section 3.03.

Section 3.04.    Company RSUs. At or immediately prior to the Effective Time, each Company RSU that is outstanding immediately prior to the Effective Time, whether or not vested, shall be canceled, and the holder of any such Company RSU shall be entitled to receive (without interest) at or promptly after the Effective Time for each such Company RSU an amount in cash, less any withholding Taxes, determined by multiplying the per share Merger Consideration by the number of shares of Company Common Stock underlying such Company RSU immediately prior to the Effective Time; provided, that as to any such Company RSU that is not vested as of the Effective Time (after giving effect to any acceleration under the terms of the Company RSU that may apply in connection with the Merger), the Merger Consideration for such unvested Company RSU shall remain subject to the vesting conditions that applied to such Company RSU immediately prior to the Effective Time (including any provisions for accelerated vesting of such Company RSU in connection with a termination of the holder’s employment) and shall be payable only if and to the extent such vesting conditions are satisfied; provided, further, that with respect to any Company RSU that is subject to Section 409A of the Code, payment in respect of such award shall be made on the

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first date that will not result in the imposition of any Tax under Section 409A of the Code. Such cash consideration shall be paid through the Surviving Corporation’s payroll procedures or by the Paying Agent, as applicable, promptly following the Effective Time, or, if later, the vesting date of such payment. Prior to the Effective Time, the Compensation Committee and/or the Company Board shall adopt any resolutions and take any actions that are necessary or appropriate to effectuate the provisions of this Section 3.04.

Section 3.05.    Company PSUs. At or immediately prior to the Effective Time, (a) each Company PSU that is outstanding immediately prior to the Effective Time shall vest as to the number of Company PSUs determined in accordance with the applicable award agreement and shall be canceled and converted into the right to receive (without interest) an amount in cash determined by multiplying the per share Merger Consideration by the number of shares of Company Common Stock underlying such vested Company PSUs, less any withholding Taxes, and (b) each Company PSU that is not vested as of immediately prior to the Effective Time after giving effect to the foregoing clause (a) shall be canceled at the Effective Time without payment of any consideration therefor. Any cash consideration payable pursuant to clause (a) shall be paid through the Surviving Corporation’s payroll procedures or by the Paying Agent, as applicable. Prior to the Effective Time, the Compensation Committee and/or the Company Board shall adopt any resolutions and take any actions that are necessary or appropriate to effectuate the provisions of this Section 3.05.

Section 3.06.    Warrants. At the Effective Time, each Warrant that is outstanding and unexercised immediately prior to the Effective Time shall be treated in accordance with the terms and conditions of the Warrant Agreement, including Section 4.04 (Replacement of Securities upon Reorganization, etc.) thereof.

Section 3.07.    Earnout Shares. At the Effective Time, any Earnout Shares shall be treated in accordance with the terms and conditions of the Business Combination Agreement, including Section 3.06 (Earnout Shares) and Annex I (Earnout Merger Consideration) thereof.

Section 3.08.    Dissenting Shares.

(a)        Notwithstanding any provision of this Agreement to the contrary (but subject to the other provisions of this Section 3.08), any shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and for which the holder thereof is entitled to demand and properly demands the appraisal of such shares in accordance with, and complies in all respects with, Section 262 of the DGCL (collectively, the “Dissenting Shares”), shall not be converted into the right to receive the Merger Consideration in accordance with Section 3.01. At the Effective Time, (i) all Dissenting Shares shall be canceled and cease to exist and (ii) the holders of Dissenting Shares shall be entitled only to such rights as may be granted to them under Section 262 of the DGCL.

(b)        Notwithstanding the provisions of Section 3.08(a), if any holder of Dissenting Shares effectively withdraws or loses such appraisal rights (through failure to perfect such appraisal rights or otherwise), then that holder’s shares (i) shall be deemed no longer to be Dissenting Shares and (ii) shall be treated as if they had been converted automatically at the Effective Time into the right to receive the Merger Consideration upon adherence to the procedures set forth in Section 3.02.

(c)        The Company shall give Parent (i) prompt written notice of any demands for appraisal of any shares of Company Common Stock, the withdrawals of such demands and any other instrument served on the Company under the DGCL relating to stockholders’ appraisal rights and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to such demands for appraisal. The Company shall not make any payment with respect to any demands for appraisal or offer to settle or settle any such demands for appraisal without the written consent of Parent.

Section 3.09.    Further Action. The Parties agree to take all necessary action to cause the Merger to become effective in accordance with this Article 3. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

Section 3.10.    Withholding. Notwithstanding any other provision of this Agreement, Parent (including any Affiliate of Parent), Merger Sub, the Surviving Corporation and the Paying Agent, as applicable, shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount payable pursuant to this Agreement

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such Taxes that are required to be deducted and withheld from such amounts under applicable Law (as determined by Parent, Merger Sub, the Surviving Corporation, or the Paying Agent, respectively). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be (a) timely remitted to the appropriate Governmental Authority and (b) to the extent so remitted, treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Parent shall reasonably cooperate with the Company to reduce or eliminate any applicable withholding.

Article 4
Representations and Warranties of the Company

With respect to any Section of this Article 4, except as disclosed in the Company SEC Reports filed by the Company or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after February 10, 2022 and at least two (2) Business Days prior to the date hereof (provided that in no event will any disclosure in the Company SEC Reports qualify or limit the Company Fundamental Representations), or as set forth in the Company Disclosure Letter, the Company hereby represents and warrants to each of Parent and Merger Sub as follows:

Section 4.01.     Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the DGCL. The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Second Amended and Restated Certificate of Incorporation and the Amendment to the Second Amended and Restated Certificate of Incorporation effective September 21, 2023 (together, the “Charter”) and the Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to date. The Company is not in violation of the Charter or the Bylaws.

Section 4.02.    Corporate Power; Enforceability.

(a)        The Company has the requisite corporate power and authority to: (i) execute and deliver this Agreement and the other Transaction Documents to which the Company is a party; (ii) perform its covenants and obligations hereunder and thereunder; and (iii) subject to receiving the Requisite Stockholder Approval, consummate the Transaction and the transactions contemplated by the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Transaction and the transactions contemplated by the other applicable Transaction Documents, have been duly authorized and approved by the Company Board, or any duly authorized committee thereof, and no other corporate action on the part of the Company is necessary to authorize the execution and delivery of this Agreement or the other applicable Transaction Documents, the performance by the Company of its covenants and obligations and the consummation by the Company of the Transaction and the transactions contemplated by the other applicable Transaction Documents. This Agreement and each other applicable Transaction Document have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability: (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

Section 4.03.    Company Board Approval; Anti-Takeover Laws.

(a)        Company Board Approval. The Company Board (acting upon the unanimous recommendation of the Special Committee), at a meeting duly called and held, has adopted resolutions, prior to the execution of this Agreement, (i) determining that the Transaction is fair to and in the best interests of the Company and its Unaffiliated Stockholders, (ii) approving, adopting and declaring advisable this Agreement and the other Transaction Documents to which the Company is a party, (iii) directing that this Agreement and the Transaction be submitted to the Company Stockholders for adoption, and (iv) subject to the terms of this Agreement, making the Company Board Recommendation.

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(b)        Anti-Takeover Laws. The Company Board, or any duly authorized committee thereof, has taken all necessary actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) shall not apply to the execution, delivery or performance of this Agreement or the consummation of the Transaction or the transactions contemplated by the other Transaction Documents, and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the other Transaction Documents or the consummation of the Transaction or any transaction contemplated by the other Transaction Documents.

Section 4.04.    Requisite Stockholder Approval. The only vote or approval of the holders of any class or series of capital stock of the Company necessary under applicable Law, the NASDAQ rules, the Charter or the Bylaws to consummate the Transaction is the affirmative vote and approval of a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote thereon (the “Requisite Stockholder Approval”).

Section 4.05.    Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Transaction and the transactions contemplated by the other Transaction Documents do not: (a) violate or conflict with any provision of the Charter or the Bylaws; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the vesting or receipt of any benefit or value to a third party, pursuant to any Material Contract; (c) assuming compliance with the matters referred to in Section 4.06 and, in the case of the consummation of the Transaction, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Law or order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such consents as have been obtained and violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

Section 4.06.    Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company in connection with: (a) the execution and delivery by the Company of this Agreement and the other Transaction Documents to which the Company is a party; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement and the other applicable Transaction Documents; or (c) the consummation of the Transaction and the other transactions contemplated by the other applicable Transaction Documents, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of NASDAQ, (iv) compliance with any applicable requirements of any applicable Antitrust Laws, (v) the CFIUS Approval (if applicable) and (vi) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect.

Section 4.07.    Company Capitalization.

(a)        Capital Stock. The authorized capital stock of the Company consists of (i) 35,000,000 shares of Company Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.00001 per share, of the Company (the “Company Preferred Stock”). As of 5:00 p.m. New York City time on July 26, 2024 (such time and date, the “Capitalization Date”): (A) 16,043,207 shares of Company Common Stock were issued and outstanding; (B) 100,000 shares of Series A Preferred Stock were issued and outstanding; (C) no shares of Company Preferred Stock (other than the Series A Preferred Stock) were outstanding and (D) no shares of Company Common Stock were held by the Company as treasury shares. All issued and outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid, nonassessable and free of any preemptive rights. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Options, Company RSUs and Company PSUs granted prior to the date of this Agreement in accordance with their respective terms or pursuant to the exercise of the Warrants in accordance with their terms.

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(b)        Stock Reservation and Awards. As of the Capitalization Date, the Company has reserved a total of 2,184,131 shares of Company Common Stock for issuance pursuant to the Company’s 2022 Equity Incentive Plan, which number consists of 1,396,126 shares of Company Common Stock subject to outstanding awards under that plan, 29,036 shares of Company Common Stock that have been issued pursuant to the exercise or payment of awards granted under that plan, and 758,969 shares of Company Common Stock that were then available for new award grants under that plan. The Company has not granted any Company Options or issued any shares of Company Common Stock under its Employee Stock Purchase Plan, and the Company’s authority to grant new awards under its 2016 Stock Incentive Plan has terminated. In addition, as of the Capitalization Date, the following shares that have been reserved for issuance by the Company: 1,380,000 shares of Company Common Stock for issuance pursuant to the Warrants, 1,300,000 shares of Company Common Stock for issuance in respect of the Earnout Shares, and 1,335,719 shares for issuance pursuant to the Purchase Agreement entered into with Lincoln Park Capital Fund, LLC, dated as of November 24, 2021 (the “Purchase Agreement”). As of the Capitalization Date, there were outstanding: (i) Company Options to acquire 1,056,187 shares of Company Common Stock with a weighted average exercise price of $17.10; (ii) 1,389,426 shares of Company Common Stock subject to outstanding Company RSUs; and (iii) 6,700 shares of Company Common Stock subject to outstanding Company PSUs (based on target achievement, if applicable).

(c)        Company Options. Section 4.07(c) of the Company Disclosure Letter sets forth a listing of (i) all outstanding Company Options, as of the date hereof; (ii) the date of grant and name of the holder of each Company Option; (iii) the exercise price thereof; (iv) the vesting schedule therefor; and (v) whether or not such Company Option was intended at grant to qualify as an “incentive stock option” within the meaning of Section 422 of the Code. Each Company Option was granted in accordance with the terms of the Company Stock Plan and in material compliance with all other applicable Law, and the exercise price per share thereof was no less than the fair market value (within the meaning of Section 409A of the Code) of a share of Company Common Stock on the applicable grant date. Each Company Option may, by its terms, be treated as set forth in Section 3.03 of this Agreement.

(d)        Company Securities. Except as set forth in this Section 4.07, as of the Capitalization Date there were: (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants, earnouts, or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company; (vi) no other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v) (the items in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, the “Company Securities”); (vii) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; and (viii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound. Except as may be permitted or required under the Company Stock Plans, the Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding Company Securities. The Company does not have a stockholder rights plan in effect or outstanding bonds, debentures, notes or other similar obligations which provide such holder the right to vote with the holders of shares of Company Common Stock on any matter. The announcement or consummation of the Transaction will not, in and of themselves, result in any vesting, acceleration or the receipt of any rights, benefits or value under any issued and outstanding Company Securities (excluding any Company Securities issued under an Employee Plan or Company Stock Plan, which are addressed by Section 4.19(g)).

(e)        Other Rights. Other than the Investor Rights Agreement or the Series A Certificate of Designations, the Company is not a party to any Contract relating to the voting of, requiring registration of, or granting anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

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Section 4.08.    Subsidiaries.

(a)        Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b)        Cepton Technologies is wholly owned by the Company, directly, free and clear of any Liens (other than Permitted Liens) and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of the capital stock or securities of such Subsidiary).

(c)        Except as would not reasonably be expected to have a Company Material Adverse Effect: (i) each of the Subsidiaries of the Company (other than Cepton Technologies) is wholly owned by the Company, directly or indirectly, free and clear of any Liens; (ii) the Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company, and the Company directly or indirectly owns all outstanding Subsidiary Securities; (iii) no Subsidiary of the Company owns any shares of capital stock or other securities of the Company; (iv) neither the Company nor any of its Subsidiaries has any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries and the Subsidiaries with respect to each other).

Section 4.09.    Company SEC Reports. Since February 10, 2022 and through the date of this Agreement, the Company has filed or furnished all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws (the “Company SEC Reports”) prior to the date of this Agreement. Each such Company SEC Report complied in all material respects, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing) with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

Section 4.10.    Company Financial Statements; Internal Controls.

(a)        Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports: (i) were prepared in accordance Regulation S-X under the Exchange Act and with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); (ii) complied, as of their respective date of filing with the SEC in all material respects, with the published rules and regulations of the SEC with respect thereto and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end and audit adjustments). Except as have been described in the Company SEC Reports, there are no off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

(b)        Disclosure Controls and Procedures. Except as is not required in reliance on exemptions from various reporting requirements by virtue of the Company’s status as an “emerging growth company” within the meaning of the Securities Act or “smaller reporting company” within the meaning of the Exchange Act, the Company has established and maintains, and at all times since February 10, 2022 has maintained, “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) that (i) are with respect to disclosure controls and procedures,

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reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports, and (ii) with respect to internal control over financial reporting, sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (B) that transactions are executed only in accordance with the authorization of management and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets, in each case that could have a material effect on the Company’s financial statements.

(c)        Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of: (i) any significant deficiency or material weakness in the system of internal control over financial reporting used by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since February 10, 2022, neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received any written complaint, allegation, assertion, or claim (or otherwise has been informed) that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls.

(d)        As of the date of this Agreement, there are no outstanding or unresolved comments in any comment letters from the staff of the SEC relating to the Company’s SEC Reports and received by the Company prior to the date of this Agreement. None of the Company’s SEC Reports filed on or prior to the date of this Agreement, is, to the Company’s Knowledge, subject to ongoing SEC review or investigation.

Section 4.11.    No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP or notes thereto, other than liabilities: (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement, (b) arising pursuant to this Agreement or the other Transaction Documents or incurred in connection with the Transaction or the transactions contemplated by the other Transaction Documents; or (c) incurred in the ordinary course of business; in each case that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect).

Section 4.12.    Absence of Certain Changes.

(a)        Since December 31, 2023 through the date of this Agreement: (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business; and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Closing without Parent’s consent, would constitute a breach of, or require consent of Parent under Section 6.02 other than the issuance and sale of shares of Company Common Stock pursuant to the Purchase Agreement prior to the date of this Agreement in the amount disclosed in writing to Parent prior to the date of this Agreement.

(b)        Since December 31, 2023 through the date of this Agreement, there has not been any effect, change, development or occurrence that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

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Section 4.13.    Material Contracts.

(a)        Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or each Subsidiary of the Company that is a party thereto (as the case may be) and, to the Knowledge of the Company, any other party thereto and is enforceable in accordance with its terms, and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No event has occurred that, whether or not with notice or lapse of time or both, would constitute such a breach, default, acceleration of rights or an event of termination pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches, defaults, acceleration or termination that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

(b)        None of the Company or any of its Subsidiaries is a party to any of the following Contracts:

(i)        any material joint venture, partnership or similar Contract;

(ii)       any Contract containing any covenant (A) limiting the right of the Company or any of its Subsidiaries to engage in any line of business or any geographic area that is material to the Company and its Subsidiaries, taken as a whole, or (B) materially limiting the rights of the Company or any of its Subsidiaries, taken as a whole, pursuant to any “minimum requirement,” “most favored nation” or “exclusivity” provisions;

(iii)      any material Contract with any Governmental Authority; or

(iv)      any Contract for an Acquisition Transaction, other than the Confidentiality Agreement or any confidentiality agreement entered into in connection with the Company’s consideration of an Acquisition Transaction or Acquisition Proposal (i) prior to the date hereof or (ii) after the date hereof in compliance with Section 6.03.

Section 4.14.    Real Property.

(a)        No Owned Real Property. Neither the Company nor any of its Subsidiaries own any interest in Real Property.

(b)        Leased Real Property. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: the Company or one of its Subsidiaries has valid leasehold estates in the Company or any of its Subsidiaries, leases, subleases, uses or occupies, or has the right to use or occupy, now or in the future, any Real Property for which the annual rent (excluding common area maintenance charges) is in excess of $140,000 (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”), free and clear of all Liens (other than Permitted Liens); each Lease is legal, valid, binding, enforceable and in full force and effect; neither the Company’s nor any of its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under any Lease has been disturbed, and there are no disputes with respect to any such Lease in any material respect; neither the Company nor any of its Subsidiaries is in breach of or default pursuant to any Lease; and there are no subleases, licenses or similar agreements granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy the Leased Real Property or any portion thereof, now or in the future.

Section 4.15.    Environmental Matters. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (a) the Company and its Subsidiaries are and, since January 1, 2019 (or earlier if unresolved), have been, in compliance with all applicable Environmental Laws and Environmental Permits, which compliance includes obtaining, maintaining and renewing all Environmental Permits; (b) since January 1, 2019 (or earlier if unresolved), no notice of violation or other notice, report, order, directive or other information has been received by the Company or any of its Subsidiaries related to any Environmental Law, Environmental Permit or Hazardous Material; (c) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to any Environmental Law, Environmental Permit or Hazardous

Annex A-23

Material; (d) neither the Company nor any of its Subsidiaries has transported, manufactured, distributed, handled, stored, treated, released, disposed or arranged for disposal of, or exposed any Person to, any Hazardous Materials, in a manner that has resulted in an investigation or required cleanup by, or otherwise resulted in the liability of, the Company or any of its Subsidiaries; (e) no Hazardous Material has been discharged, disposed of, dumped, injected, pumped, deposited, spilled, leaked, emitted or released at, on, under, to, in or from (A) any property or facility now or previously owned, leased or operated by or (B) any property or facility to which any Hazardous Material has been transported for disposal, recycling or treatment by or on behalf of, in each case the Company or any of its Subsidiaries (or any of their respective predecessors); and (f) neither the Company nor its Subsidiaries have assumed, provided an indemnity with respect to or otherwise become subject to the liability of any other Person under Environmental Laws.

Section 4.16.    Intellectual Property.

(a)        The Company has made available to Parent a true, correct and complete list as of the date of this Agreement of all Patents owned by, or registered in the name of Cepton Technologies (for each, indicating, as applicable, the owner(s), filing or registration number, title, jurisdiction, date of issuance, and current record applicant(s) and registrants).

(b)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company or one of its Subsidiaries, as applicable, owns all Registered Intellectual Property and all other Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (collectively, and together with the Registered Intellectual Property, the “Company Owned IP”), and to the Knowledge of the Company is licensed or otherwise possesses adequate rights to use pursuant to a valid license or subscription agreement, all material Intellectual Property used or held for use in, or necessary for, their respective businesses as currently conducted (collectively, and together with the Company Owned IP, the “Company Intellectual Property”), in each case free and clear of all Liens (except for Permitted Liens).

(c)        The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect all of the Company Owned IP, including the secrecy, confidentiality and value of the material Trade Secrets of the Company and its Subsidiaries. All past and present employees, consultants and contractors of the Company and its Subsidiaries (except, solely with respect to Persons that the Company and its Subsidiaries have not engaged or employed in the past five (5) years, to the Knowledge of the Company) who have had access to material Trade Secrets of the Company and its Subsidiaries or have authored, developed or otherwise created any material Intellectual Property for or on behalf of the Company and its Subsidiaries, have executed valid written agreements pursuant to which such Person (i) is bound to maintain and protect the confidential information of the Company and its Subsidiaries, and (ii) assigns, pursuant to a present assignment, to the Company or its applicable Subsidiaries, sole ownership of all Intellectual Property authored, developed or otherwise created by such Person in the course of such Person’s employment or other engagement with the Company and its Subsidiaries, in accordance with applicable Laws and without further consideration or any restrictions or obligations on the Company or any of its Subsidiaries, and to the Knowledge of the Company, such agreements are valid and enforceable in accordance with their terms.

(d)        No material Company Owned IP is subject to any consent, settlement, decree, order, injunction, judgment or ruling prohibiting or restricting the Company’s or any of its Subsidiaries’ use, ownership, enforcement or other exploitation or disposition thereof.

(e)        The transactions contemplated by this Agreement and the consummation thereof will not alter, encumber, impair or otherwise extinguish any right, title or interest of the Company or any of its Subsidiaries in or to any Company Owned IP. There exist no material restrictions on the disclosure, use, license or transfer of the Company Owned IP, and all of the Company Owned IP will be owned by the Surviving Corporation and its Subsidiaries immediately after the Closing.

(f)         There are no claims by any Person that are either pending or made or, to the Knowledge of the Company, threatened in writing since January 1, 2019, (i) alleging infringement, misappropriation, or other violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person, or (ii) contesting the validity, use, ownership, enforceability, patentability or registrability of any material Company Owned IP, excluding any

Annex A-24

ordinary course “office actions” received by the Company or a Subsidiary in connection with the prosecution of Patents. Neither the Company nor any of its Subsidiaries has received any written notices or written requests for indemnification from any third party related to any of the foregoing matters in clauses (i) and (ii).

(g)        (i) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries, nor the conduct of the business of the Company and its Subsidiaries, including the sale or licensing of Company Products, infringes, misappropriates, or otherwise violates or, since January 1, 2019, has infringed, misappropriated, or otherwise violated, any Intellectual Property of any Person in any material respect; (ii) neither the Company nor any of its Subsidiaries has received any written notices regarding any of the foregoing matters in clause (i) (including any cease and desist letters, demands or unsolicited offers to license any Intellectual Property from any Person); and (iii) to the Knowledge of the Company as of the date of this Agreement, no Person is infringing, misappropriating, or otherwise violating any material Company Owned IP.

(h)        The Company and its Subsidiaries own, lease, license, or otherwise have the valid right to use all material Company Systems, and such Company Systems are sufficient in all material respects for the needs of the Company’s and its Subsidiaries’ businesses, as conducted as of the date hereof, and the Company and its Subsidiaries have purchased or otherwise have sufficient license rights for all material third party Software used in their operations as of the date hereof. With respect to the Company Systems: (i) the Company and its Subsidiaries have a commercially reasonable disaster recovery plan in place, and (ii) to the Knowledge of the Company, there have not been any material malfunctions, failures, or continued substandard performance that have not been remedied in all material respects.

(i)         The material proprietary Software owned by the Company and its Subsidiaries (the “Company Software”) is not subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license) that (A) requires, or conditions the use or distribution of such Software, on the disclosure, licensing, or distribution of any source code for any portion of such Company Software or (B) otherwise imposes any limitation or restriction on the right or ability of the Company or any of its Subsidiaries to use, license, distribute, or otherwise exploit any portion of the Company Software (including, for clarity, any limitation on the compensation that the Company or any of its Subsidiaries may charge in the marketing, licensing, sale, distribution, or other commercial exploitation or other use of such Company Software or any requirement that such Company Software be disclosed, licensed or distributed for the purpose of making derivative works, but excluding any obligation for the Company to provide attribution for the author of such Software). The Company and its Subsidiaries possess all source code and other documentation and materials reasonably necessary for a developer competent in the programming language for such Software to compile, operate and maintain the Company Software. All Company Software operates in all material respects in accordance with its requirements, technical, end-user and other documentation. To the Knowledge of the Company, there are no viruses, “worms”, “time bombs”, “key-locks”, Trojan horses or similar disabling codes, programs or devices in any of the Company Software, or any other codes, programs or devices designed to disrupt or interfere with the operation of the Company Software or equipment upon which the Company Software operates, or the integrity of the Data, information or signals the Company Software produces in a manner adverse to the Company, any of its Subsidiaries, any customer, licensee or other Person. The Company and its Subsidiaries have not delivered, licensed, or made available any source code for any Company Software to any escrow agent or other Person who is not an employee, contractor or other service provider of the Company or any of its Subsidiaries and subject to appropriate confidentiality obligations, and the Company and its Subsidiaries are not subject to any obligation (whether present, contingent, or otherwise) deliver, license, or make available any such source code.

(j)         Since January 1, 2019: (i) the Company and its Subsidiaries (including the conduct of their respective businesses and their Processing of Data) have complied with all Data Security Requirements in all material respects; (ii) to the Knowledge of the Company, there has not been any material Security Incident; and (iii) the Company and its Subsidiaries have taken commercially reasonable actions, including instituting commercially reasonable physical, technical, and administrative security measures and policies, designed to protect the security and integrity of the Company Systems and all Data stored or contained therein or transmitted thereby and all Sensitive Information collected or possessed by them from and against unauthorized access, use, or disclosure, including by installing all patches applicable to the Company Systems and updating the Company Systems to current versions of third party Software in a reasonably timely manner. Since January 1, 2019, neither the Company nor any of its Subsidiaries has provided or been legally required to provide any notices to data owners in connection with (A) any unauthorized access, use or disclosure of Sensitive Information or (B) material violation of any Data Security Requirement.

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Neither the Company nor its Subsidiaries (1) has received any written complaint from any Person regarding any Data Security Requirements, Security Incident, or Sensitive Information or (2) has been subject to any investigations or audits (other than audits commissioned in response to contractual requirements related to security and vulnerability testing in commercial contracts, self-initiated audits, and/or certifications) concerning any Data Security Requirements, Security Incident, or Sensitive Information.

(k)        To the extent that the Company or any of its Subsidiaries has: (i) purchased, licensed or otherwise acquired for compensation any Personal Information, it has done so in accordance with all Data Security Requirements in all material respects; or (ii) obtained Personal Information from any publicly-available sources, including websites, it has done so in accordance with the terms and conditions attaching to the use of that publicly-available source and in accordance with all Data Security Requirements in all material respects. The Company and its Subsidiaries have engaged in the Processing of Data (and caused third parties to engage in the Processing of Data) only with respect to any third party Data as they are authorized to so engage by applicable Data Security Requirements. The Company and its Subsidiaries in respect of each Processing activity that they carry out as a Controller (as defined in Article 4(7) of the GDPR) to the extent applicable under the GDPR: (A) have, and have had, a lawful basis for Processing Personal Information, including obtaining or contractually obligating others to obtain on the Company’s behalf all requisite consents from data subjects (where consent is relied upon by the Company or its Subsidiaries as the legal basis for Processing), in accordance with the GDPR and ePrivacy Directive; (B) have, prior to Processing any Personal Information, made available (to the standard required under the GDPR) materially accurate processing information that meets the requirements of the GDPR; (C) have entered into a written agreement with all third party data processors which complies in all material respects with the requirements of the GDPR; and (D) comply, and have complied with all principles set out in Article 5 of the GDPR in all material respects.

Section 4.17.    Products.

(a)        Each of the Company Products is, and at all times up to and including the sale thereof has been, (i) in compliance in all material respects with all applicable Laws and (ii) fit for the ordinary purposes for which it is intended to be used and conforms in all material respects to any promises or affirmations of fact made on the container or label for such product or in connection with its sale.

(b)        Since January 1, 2019 through the date of this Agreement, the Company and its Subsidiaries have not received any material written notices or other correspondence from the National Highway Traffic Safety Administration (“NHTSA”), or any Foreign Regulatory Authority relating to any Company Products, nor is there any pending, or to the Knowledge of the Company, threatened material claim by NHTSA or any Foreign Regulatory Authority against the Company or any of its Subsidiaries relating to an alleged defect or noncompliance in any Company Products. Since January 1, 2019 through the date of this Agreement, there has not been nor is there under consideration by any committee or team responsible for the oversight, investigation and remediation of product quality, noncompliance, defect, warranty, recall or customer campaign matters, any recall, customer satisfaction program or post sale warning of a material nature concerning any Company Products. Since January 1, 2019, the Company and its Subsidiaries have, to the extent applicable, complied with the requirements of the Transportation Recall Enhancement, Accountability and Documentation Act and implementing regulations of the NHTSA, including the Reporting of Early Warning Information Regulation (49 CFR Part 579, subpart C), and Reporting of Safety Recalls and Other Safety Campaigns in Foreign Countries Regulation (49 CFR Part 579, subpart B).

Section 4.18.    Tax Matters.

(a)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has: (i) timely filed (taking into account valid extensions) all Tax Returns required to be filed by it; (ii) paid all Taxes that are due and payable by it, except for those being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; and (iii) reflected or otherwise reserved against in its books in accordance with GAAP an amount reasonably adequate for the payment of all material amounts of Taxes for the taxable period subsequent to the latest period to which such Tax Returns apply.

(b)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) no audits or other examinations with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing, except for any audit or other examination for

Annex A-26

which adequate reserves have been made (in accordance with GAAP); (ii) neither the Company nor any of its Subsidiaries has outstanding any waiver or extension of any statute of limitations on, or extended the period for the assessment or collection of any Tax; (iii) no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or such Subsidiary, as the case may be, is or may be subject to Tax of such type in that jurisdiction and (iv) neither the Company nor any of its Subsidiaries has or has had a permanent establishment (within the meaning of an applicable Tax treaty), an office or a fixed place of business nor is or has been engaged in a trade or business in any country, in each case, other than the country in which it is organized.

(c)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and each of its Subsidiaries (or its agent) has withheld or collected from each payment made to each of its employees or any other Person the amount of all Taxes required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories.

(d)        The Company is not and has not been, during the five-year period ending on the date hereof, a “United States real property holding corporation” within the meaning of Section 897 of the Code.

(e)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Liens for Taxes upon the assets of the Company or any of its Subsidiaries other than those described in clause (a) of the definition of Permitted Liens.

(f)         The Company is classified as a corporation for United States federal income tax purposes, and the Company has never been classified as other than a corporation for U.S. federal income tax purposes.

(g)        Neither the Company nor any of its Subsidiaries has participated or engaged in any transaction that constitutes a “listed transaction” within the meaning of Treas. Reg. Section 1.6011-4(b)(2).

(h)        None of the Company or any of its Subsidiaries, except as has not had, and would not be reasonably expected to have, a Company Material Adverse Effect, has any liability for Taxes of any Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of local, state or foreign Law), as a transferee or successor, by contract (other than pursuant to agreements entered into in the ordinary course of business the primary purpose of which is not related to Taxes).

(i)         Neither the Company nor any of its Subsidiaries has any liability to make any payment pursuant to Section 965 of the Code, except as has not had, and would not be reasonably expected to have, a Company Material Adverse Effect.

(j)         Neither the Company nor any of its Subsidiaries, except as has not had, and would not be reasonably expected to have, a Company Material Adverse Effect, (i) has any application pending with the IRS requesting permission for any changes in accounting methods; or (ii) will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the date of the Closing under any provision of federal, state, local or foreign Tax Law or by agreement with any Governmental Authority as a result of (A) an installment sale or open transaction disposition made on or prior to the date of the Closing, (B) a closing agreement (whether under Section 7121 of the Code or under any corresponding provision of state, local or foreign Tax Law) executed on or prior to the date of the Closing, (C) the utilization of dual consolidated losses described in Treasury Regulations issued under Section 1503(d) of the Code on or prior to the date of the Closing (or any corresponding or similar provision or administrative rule of state, local or foreign Tax Law), or (D) any intercompany transaction within the meaning of Treasury Regulations Section 1.1502-13 or any excess loss account within the meaning of Treasury Regulations Section 1.1502-19 (or any corresponding or similar provision or administrative rule of state, local or foreign Tax Law).

(k)        None of the Company or any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement, other than such an agreement or arrangement (i) solely between or among the Company and its wholly owned Subsidiaries or between or among its wholly owned Subsidiaries or (ii) entered into in the ordinary course of business the primary purpose of which is not related to Taxes.

(l)         None of the Company or any of its Subsidiaries is or has been a member of an affiliated group filing consolidated or combined Tax Returns (other than a group of which the Company or its Subsidiary is or was the common parent).

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(m)       Within the two (2) years prior to the date of this Agreement, none of the Company or any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify for tax-free treatment under Section 355 of the Code.

(n)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company and each of its Subsidiaries are in material compliance in all material respects with all transfer pricing requirements in all jurisdictions in which the Company or such Subsidiary, as the case may be, does business.

(o)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has collected all material sales and use Taxes required to be collected, and has remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authority, or has been furnished properly completed exemption certificates and has maintained all such records and supporting documents in all material respects in the manner required by all applicable sales and use Tax Laws.

(p)        Neither the Company nor any of its subsidiaries has or would be reasonably expected to have any liabilities as a result of having benefitted from any loan, tax deferral, or other similar relief program under the CARES Act, except as has not had, and would not be reasonably expected to have, a Company Material Adverse Effect.

Section 4.19.    Employee Benefits.

(a)        Company Stock Plans. The Company has made available to Parent a true and complete copy of all Company Stock Plans and has made available to Parent true and complete copies of the forms of award agreements entered thereunder, along with any award agreements for outstanding awards that materially deviate from its applicable form.

(b)        Absence of Certain Plans. Neither the Company, its Subsidiaries nor any ERISA Affiliate of the Company has maintained, sponsored or participated in, or contributed to, in the six year period preceding the date hereof or otherwise has any liability or obligation with respect to: (i) a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA) or as described in Section 413(c) of the Code; or (iii) a plan covered by Section 412 of the Code or Title IV of ERISA.

(c)        Compliance. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan has been maintained, funded, operated and administered in accordance with its terms and with all applicable Law and any applicable regulatory guidance issued by any Governmental Authority. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a favorable determination letter issued by the IRS regarding such qualified status or is maintained pursuant to a prototype or volume submitter document approved by the IRS and is entitled to rely on a favorable opinion letter issued by the IRS with respect to such prototype or volume submitter document, and (ii) no events have occurred that would reasonably be expected to adversely affect the qualified status of any such Employee Plan that cannot be corrected without liability to the Company or any of its Subsidiaries. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Sections 4980B, 4980D or 4980H of the Code.

(d)        Contributions. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, all contributions, premiums, reimbursements or other payments that are due and owing to or in respect of any Employee Plan have been paid. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, all such contributions, premiums, reimbursements or other payments for any period ending on or before the Closing Date that are not yet due have been (or will be prior to the Closing Date) paid or properly accrued (in accordance with GAAP, to the extent applicable).

(e)        No Post-Termination Welfare Benefit Plan. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor its Subsidiaries maintains, and the Company and its Subsidiaries have not maintained, any Employee Plan that is a welfare benefit plan (as defined in Section 3(1) of ERISA) that provides, nor has the Company or any of its Subsidiaries committed to provide, post-termination or retiree life insurance or health benefits to any person, except as may be required by Section 4980B of the Code or any similar Law.

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(f)         Employee Plan Legal Proceedings. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened on behalf of, against or in relation to, any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan, with respect to the administration or operation of such plans, other than routine claims for benefits. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code), or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Employee Plan involving the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person.

(g)        Impact of the Transaction on Employee Plans. Except as set forth in Section 4.19(g) of the Company Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the Transaction will (alone or in conjunction with any other event that would not, standing alone, trigger such payment or benefit): (i) entitle any current or former Service Provider to any compensation or benefit; or (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits or trigger any other obligation under any Employee Plan. Neither the execution or delivery of this Agreement nor the consummation of the Transaction will (I) result in any payment or benefit made by the Company or any Subsidiary to be characterized as an excess parachute payment within the meaning of Section 280G of the Code; or (II) result in any limitation on the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Employee Plan or related trust.

(h)        Section 409A. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been administered, operated and maintained in operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder, to the extent such Section and such guidance have been applicable to such Employee Plan. No Employee Plan, agreement or other arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is otherwise bound obligates the Company to compensate or reimburse any Person in respect of Taxes pursuant to Section 409A or 4999 of the Code.

(i)         Non-U.S. Benefit Plans. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, with respect to each Employee Plan that is subject to the Laws of a jurisdiction other than the United States (a “Non-U.S. Benefit Plan”): (i) each Non-U.S. Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities, (ii) each Non-U.S. Benefit Plan intended to receive favorable tax treatment under applicable Tax Laws, to the extent applicable, has been qualified or similarly determined by applicable Governmental Authorities to satisfy the requirements of such Laws, and (iii) no Non-U.S. Benefit Plan is a defined benefit or similar type of plan or arrangement. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, no Non-U.S. Benefit Plan has any unfunded liabilities, nor are any unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.

Section 4.20.    Labor Matters.

(a)        Union Activities. Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreements, labor union contracts or trade union agreements (each, a “Collective Bargaining Agreement”). To the Knowledge of the Company, there are no activities or proceedings of any labor or trade union to organize any employees of the Company or any of its Subsidiaries and no employees of the Company or its Subsidiaries are represented by any labor union, works council or other labor organization with respect to their employment with the Company or its Subsidiaries. No Collective Bargaining Agreement is being negotiated by the Company or any of its Subsidiaries as of the date of this Agreement and, to the Knowledge of the Company, no labor union, works council, other labor organization, or group of employees of the Company or its Subsidiaries has made a demand for recognition or certification. There is no strike, lockout, slowdown, work stoppage, or other material labor dispute against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(b)        Employment Law. Except for such noncompliance that, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance with applicable Laws with respect to employment and labor practices (including

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applicable Laws regarding wage and hour requirements, immigration status, discrimination in employment, employee health and safety, collective bargaining, terms and conditions of employment, classification of independent contractors and exempt and non-exempt employees, harassment, retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including WARN Act), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action and unemployment insurance).

(c)        To the Knowledge of the Company, no current employee of the Company or its Subsidiaries with annualized base salary from the Company at or above $250,000 is in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or its Subsidiaries; or (ii) owed to any third party with respect to such Person’s right to be employed or engaged by the Company or its Subsidiaries.

(d)        Since January 1, 2019, to the Knowledge of the Company, the Company and its Subsidiaries have reasonably investigated all material sexual harassment, or other material discrimination, or retaliation allegations of which their human resources representatives or Key Employees have been made aware. To the Knowledge of the Company, with respect to each such allegation with potential merit, the Company or its Subsidiaries has taken reasonable corrective action, when so required, that is reasonably calculated to prevent further improper action.

Section 4.21.    Compliance with Laws.

(a)        The Company and each of its Subsidiaries is in compliance with all Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries, except for such noncompliance that, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b)        Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement: (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since January 1, 2019 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of its businesses; and (iii) since January 1, 2019 to the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization.

Section 4.22.    Anti-Corruption; International Trade.

(a)        Since January 1, 2019, neither the Company, any of its Subsidiaries, or any of their respective directors, officers, or employees has, nor, to the Knowledge of the Company, have any of their respective Representatives, violated any applicable Anti-Corruption Laws, nor has the Company, any Subsidiary of the Company, any of their respective directors, officers, or employees nor, to the Knowledge of the Company, any Representative of the Company or any of its Subsidiaries offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, including cash, checks, wire transfers, tangible and intangible gifts, favors, services, or those entertainment and travel expenses, to any Government Official or to any Person for the purpose of influencing any act or decision of a Government Official in their official capacity, securing any improper advantage, or assisting the Company or any Subsidiary of the Company in obtaining or retaining business, in violation of any applicable Anti-Corruption Laws.

(b)        The Company and its Subsidiaries are currently in compliance with, and at all times since January 1, 2019 have been in compliance with, all applicable Sanctions Laws, and there are not now, nor, to the Knowledge of the Company, have there been since January 1, 2019, any formal or informal proceedings, allegations, investigations, or inquiries pending, expected or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries, or any officer or director of the Company or of any of its Subsidiaries, concerning violations or potential violations of, or conduct potentially sanctionable under, any applicable Sanctions Law. The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance with all applicable Sanctions Laws.

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(c)        Neither the Company, any of its Subsidiaries, or any of their respective directors, officers, employees or, to the Knowledge of the Company, any Representatives, is a Sanctioned Person.

(d)        Neither the Company nor any of its Subsidiaries has in the past three years engaged, directly or indirectly, in any prohibited transactions with or investments in any Sanctioned Person or Sanctioned Country.

(e)        Neither the Company nor any of its Subsidiaries has any obligation, plan, or commitment to engage in or complete any transaction with or investment in any Sanctioned Person or Sanctioned Country in the future that would be prohibited for any person bound by the relevant Sanctions Laws or could result in the imposition of sanctions under any Sanctions Laws.

Section 4.23.    Legal Proceedings; Orders.

(a)        No Legal Proceedings. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no current, and in the past three years there have not been any, Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective properties or relating to this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby, nor have the Company or any of its Subsidiaries made any voluntary or involuntary disclosures of non-compliance with applicable Law to any Governmental Authority.

(b)        No Orders. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries (nor any of its or their respective properties) is subject to any order, judgment or decree of any Governmental Authority.

Section 4.24.    Insurance. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have all policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured thereunder, except for such cancellations and defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

Section 4.25.    Related Party Transactions. There are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (including any director or executive officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that have not been disclosed in the Company SEC Reports.

Section 4.26.    Brokers. Except for Craig-Hallum Capital Group LLC (“Craig-Hallum”), there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its committees or Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transaction or the transactions contemplated by the other Transaction Documents. The Company has made available to Parent the engagement letter of Craig-Hallum.

Section 4.27.    Opinion of Financial Advisor. The Special Committee has received the opinion of Craig-Hallum, financial advisor to the Special Committee, to the effect that, as of the date of each such opinion, the Merger Consideration is fair to the Unaffiliated Stockholders from a financial point of view.

Section 4.28.    Exclusivity of Representations or Warranties. Except for the representations and warranties expressly set forth in Article 5 and such representations and warranties set forth in the other Transaction Documents or any certificates delivered to the Company pursuant thereto, the Company hereby acknowledges that neither Parent, Merger Sub or their respective Affiliates, nor any other Person, has made or is making (and the Company is not relying on) any other express or implied representation or warranty with respect to Parent or any of its Affiliates

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or their respective businesses, operations, liabilities, condition (financial or otherwise) or prospects, including with respect to any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided or made available to the Company or any of its Representatives or any information developed by the Company or any of its Representatives. The Company, on behalf of itself and on behalf of its Subsidiaries and controlled Affiliates, expressly waives any such claim relating to the foregoing matters, except with respect to fraud.

Article 5
Representations and Warranties of Parent

Parent hereby represents and warrants to the Company as follows:

Section 5.01.    Organization; Good Standing. Each of Parent and Merger Sub is duly organized, validly existing and (if applicable) in good standing pursuant to the Laws of its jurisdiction of organization. Each of Parent and Merger Sub has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its material properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the ability of each of Parent and Merger Sub to fully perform its covenants and obligations pursuant to this Agreement. Neither Parent nor Merger Sub is in violation of its Organizational Documents. Since the date of its incorporation, Merger Sub has not engaged in any activities other than as contemplated by this Agreement. Merger Sub was incorporated solely for the purpose of consummating the Transaction. All of the outstanding shares of capital stock of Holdco have been validly issued, are fully paid and non-assessable and are owned by, and immediately prior to the Effective Time (prior to the transfer and issuance of shares of Holdco contemplated by the Rollover Agreement) will be owned by, Parent, free and clear of all Liens. All of the outstanding shares of capital stock of Merger Sub have been validly issued, are fully paid and non-assessable and are owned by, and at the Effective Time will be owned by, Holdco, free and clear of all Liens.

Section 5.02.    Corporate Power; Enforceability. Each of Parent and Merger Sub has the requisite corporate power and authority to: (a) execute and deliver this Agreement and the other applicable Transaction Documents; (b) perform its covenants and obligations hereunder and thereunder; and (c) consummate the Transaction and the transactions contemplated by the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by each of Parent and Merger Sub, the performance by Parent and Merger Sub of their respective covenants and obligations hereunder and the consummation of the Transaction and the transactions contemplated by the other Transaction Documents have been duly authorized by all necessary action on the part of Parent and Merger Sub and no additional action on the part of Parent or Merger Sub is necessary, except with respect to the adoption of this Agreement by Holdco, in its capacity as sole stockholder of Merger Sub, immediately following execution of this Agreement. This Agreement and each other applicable Transaction Document has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company (and, in the case of the Rollover Agreement, the Rolling Stockholders and Holdco), constitute legal, valid and binding obligations of Parent and Merger Sub, enforceable against each in accordance with their terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (ii) is subject to general principles of equity.

Section 5.03.    Non-Contravention. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective covenants and obligations hereunder, and the consummation of the Transaction and the transactions contemplated by the other applicable Transaction Documents do not: (a) violate or conflict with any provision of the Organizational Documents of Parent or Merger Sub; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 5.04 have been obtained, violate or conflict with any Law or order applicable to Parent or Merger Sub or by which any of its properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent or Merger Sub, except in the case of each of clauses (b), (c) and (d) for such

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violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the transactions contemplated by the other Transaction Documents or the ability of Parent or Merger Sub to fully perform its covenants and obligations pursuant to this Agreement.

Section 5.04.    Requisite Governmental Approvals. No Governmental Authorization is required on the part of either Parent or Merger Sub in connection with: (a) the execution and delivery of this Agreement by Parent and Merger Sub; (b) the performance by each of Parent and Merger Sub of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transaction, except (i) the CFIUS Approval (if applicable); (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the ability of Parent and Merger Sub to fully perform its covenants and obligations pursuant to this Agreement.

Section 5.05.    Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their respective Affiliates that will be entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission from the Company or its Subsidiaries in connection with the Transaction.

Section 5.06.    Sufficient Funds. Parent has as of the date of this Agreement, and will have at the Closing, sufficient immediately available funds to enable Parent and Merger Sub to pay in full at the Closing all amounts to be paid by Parent and Merger Sub in connection with this Agreement and the Transaction, including all related fees and expenses and the aggregate Merger Consideration owed to the holders of Company Securities pursuant to this Agreement. Parent will have, as of the Closing, deposited sufficient immediately available funds with the Paying Agent, in U.S. dollars, to enable Parent and Merger Sub to pay in full at the Closing the aggregate Merger Consideration owed to the holders of Company Securities pursuant to this Agreement.

Section 5.07.    Solvency. Neither Parent nor Merger Sub is entering into the Transaction with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Each of Parent and Merger Sub is Solvent as of the date of this Agreement, and Parent will, after giving effect to the Transaction, including the payment of the aggregate Merger Consideration, the payment of all other amounts required to be paid in connection with the consummation of the Transaction and the payment of all related fees and expenses, be Solvent at and after the Effective Time. As used in this Section 5.07, the term “Solvent” means, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Parent and Merger Sub (and, after the Merger, the Surviving Corporation) (on a consolidated basis) and of each of them (on a standalone basis) will exceed their debts, (b) each of Parent and Merger Sub (and, after the Merger, the Surviving Corporation) (on a consolidated basis) and each of them (on a standalone basis) has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature, and (c) each of Parent and Merger Sub (and, after the Merger, the Surviving Corporation) (on a consolidated basis) and each them (on a standalone basis) has sufficient capital and liquidity with which to conduct its business. For purposes of this Section 5.07, “debt” means any liability on a claim, and “claim” means any (a) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (b) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

Section 5.08.    Legal Proceedings. There are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of Parent and Merger Sub, threatened in writing against Parent, Merger Sub or any of their respective Affiliates, other than any such action, suit, claim, investigation or proceeding that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Transaction by Parent or Merger Sub, and neither Parent nor Merger Subsidiary nor any of its Affiliates is a party to or subject to the provisions of any order which would reasonably be expected to prevent or materially delay the consummation of the Transaction by Parent or Merger Sub.

Section 5.09.    Ownership of Common Stock. As of the date hereof, Parent beneficially owns 1,962,474 shares of Company Common Stock (excluding any Company Common Stock to which the shares of Series A Preferred Stock are convertible) and 100,000 shares of Series A Preferred Stock and is the sole record and beneficial

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owner of all of such shares and has, and will have at all times prior to the contribution of such shares to Holdco as contemplated by the Rollover Agreement or the termination of this Agreement, the sole right to vote and direct the vote of, and to dispose of and direct the disposition of such shares. Neither Parent nor any of its controlled Affiliates owns beneficially or of record any other securities of the Company.

Section 5.10.    Shareholder and Management Arrangements. Except as authorized by the Company, neither Parent, Merger Sub nor any of their respective controlled Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder (other than Parent), director (other than any director of the Company designated by Parent pursuant to the Investor Rights Agreement), officer or employee of the Company or any of its Subsidiaries, other than the Transaction Documents, (a) relating to (i) this Agreement or the Transaction or (ii) continuing employment from and after the Effective Time; or (b) pursuant to which (i) any holder of Company Common Shares or other securities of the Company or any of its Subsidiaries would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Common Stock or other securities of the Company or any of its Subsidiaries; or (ii) any holder of Company Common Stock or other securities of the Company or any of its Subsidiaries has agreed to approve this Agreement or vote against any Superior Proposal.

Section 5.11.    Exclusivity of Representations or Warranties. Except for the representations and warranties expressly set forth in Article 4 and such representations and warranties set forth in the other Transaction Documents, Parent hereby acknowledges that neither the Company nor its Affiliates, nor any other Person, has made or is making (and Parent is not relying on) any other express or implied representation or warranty with respect to the Company or any of its Affiliates or their respective businesses, operations, liabilities, condition (financial or otherwise) or prospects, including with respect to any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided or made available to Parent or any of its Representatives or any information developed by Parent or any of its Representatives. Parent, on behalf of itself and on behalf of its Subsidiaries and controlled Affiliates, expressly waives any such claim relating to the foregoing matters, except with respect to fraud.

Article 6
Interim Operations of the Company

Section 6.01.    Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as required by applicable Law or Data Security Requirements, (c) as approved in advance in writing by Parent (which approval will not be unreasonably withheld, conditioned or delayed), or (d) as set forth on Section 6.01 of the Company Disclosure Letter, during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in all material respects in the ordinary course of business and use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

Section 6.02.    Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as required by applicable Law, (c) as approved in advance in writing by Parent (which approval will not be unreasonably withheld, conditioned or delayed), or (d) as set forth on Section 6.02 of the Company Disclosure Letter, in addition to and without prejudice to the rights of Parent under the Investor Rights Agreement (including Section 2.05 (Investor Consent) thereof), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Closing, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly.

(a)        amend its certificate of incorporation, bylaws or other similar organizational documents, other than in immaterial respects;

(b)        (i) split, combine or reclassify any shares of its capital stock, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for dividends or other such distributions by any of its wholly owned Subsidiaries or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or any Company

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Subsidiary Securities, except as required by the terms of any Company Stock Plan or to satisfy tax withholding obligations in connection with the exercise of a Company Option or settlement of a Company RSU or Company PSU;

(c)        (i) issue, deliver or sell, or authorize the issuance, delivery or sale of, any Company Securities or Subsidiary Securities, other than the issuance of (A) any shares of Company Common Stock upon the exercise of Company Options in accordance with the terms of those options on the date of this Agreement, (B) any shares of Company Common Stock upon the settlement of Company RSUs or Company PSUs in accordance with the terms of those restricted stock units on the date of this Agreement and (C) any Subsidiary Securities to the Company or any other Subsidiary of the Company or (ii) amend any term of any Company Security or any Subsidiary Security, except as required by the terms of any Employee Plan;

(d)        incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those contemplated by the capital expenditure budget that has been made available to Parent prior to the date of this Agreement and (ii) any unbudgeted capital expenditures not to exceed $500,000 individually or $1,000,000 in the aggregate;

(e)        acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (i) assets, supplies, parts, products and other properties in the ordinary course of business of the Company and its Subsidiaries in a manner that is consistent with past practice and (ii) acquisitions with a purchase price (including assumed indebtedness) that does not exceed $10,000 individually or $250,000 in the aggregate;

(f)         sell, lease, license, sublicense, otherwise transfer, abandon, permit to lapse, fail to maintain, fail to enforce or protect, or create or incur any Lien on, any of the Company’s or its Subsidiaries’ assets, securities, properties, interests or businesses, other than (i) sales of inventory products or obsolete equipment in the ordinary course of business consistent with past practice, (ii) sales of assets, securities, properties, interests or businesses with a sale price (including any related assumed indebtedness) that does not exceed $10,000 individually or $25,000 in the aggregate and (iii) entering into non-exclusive licenses in the ordinary course of business consistent with past practice;

(g)        other than in connection with actions permitted by Section 6.02(d), make any loans, advances or capital contributions to, or investments in, any other Person, including advances of employment-related expenses to employees of the Company or any of its Subsidiaries (other than loans or advances among the Company and any of its wholly owned Subsidiaries and capital contributions to or investments in its wholly owned Subsidiaries), other than in the ordinary course of business consistent with past practice;

(h)        create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

(i)         other than in the ordinary course of business consistent with past practice, (i) enter into any Contract which would be a Material Contract or (ii) amend or modify in any material respect or terminate any Material Contract or otherwise waive, release or assign any material rights, claims or benefits of the Company or any of its Subsidiaries;

(j)         settle any material lawsuit before a Governmental Authority, except for settlements that involve monetary remedies with a value not in excess of $100,000 (net of amounts covered by insurance or indemnification agreements with third parties) and do not impose material equitable relief against the Company or any of its Subsidiaries;

(k)        except as listed on Section 6.02(k) of the Company Disclosure Letter or required by applicable Law or under the terms of any Employee Plan in effect on the date hereof (i) grant any or enter into any employment or consulting agreements with Service Providers whose service begins after the date of this Agreement (other than pursuant to severance agreements, employment or consulting agreements that are (X) in the ordinary course of business, (Y) consistent with past practice and (Z) otherwise permitted by this Section 6.02), (ii) grant any retention or termination pay to, or amend any severance, retention, termination, employment, consulting, bonus, change in control agreement with any current or former Service Provider, (iii) increase the compensation or benefits provided

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to any current or former Service Provider (other than increases in base compensation of not more than 3.5% to employees other than Key Employees), (iv) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former Service Provider, (v) establish, adopt, enter into or amend any Employee Plan or Collective Bargaining Agreement (and will not implement the Company’s Employee Stock Purchase Plan), (vi) hire any employees other than to fill vacancies arising due to terminations of employment of employees other than Key Employees or (vii) terminate the employment of any Key Employees other than for cause;

(l)         change the Company’s methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the Exchange Act, as agreed to by its independent public accountants;

(m)       make or change any material Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, amend any material Tax Returns or file claims for material Tax refunds, enter into any material closing agreement, settle any material Tax claim, audit or assessment, or surrender any right to claim a material Tax refund, offset or other reduction in Tax liability or seek or obtain any ruling from a Governmental Authority with respect to Taxes; or

(n)        agree, resolve or commit to do any of the foregoing.

Section 6.03.    No Solicitation; Company Board Recommendation Change.

(a)        Subject to Section 6.03(b), until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Effective Time, without Parent’s written consent, the Company shall not, shall procure that its Subsidiaries and their respective directors, officers and employees do not and will not, and shall use reasonable best efforts to procure that the investment bankers, attorneys, accountants and other advisors or representatives of the Company and its Subsidiaries do not and will not (such directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives collectively, the “Representatives”), directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage any Acquisition Proposal or Acquisition Transaction or enter into, or (ii) undertake to enter into or enter into, any Contract for an Acquisition Transaction, or any Contract requiring the Company to abandon, terminate or fail to consummate the Transaction, other than a confidentiality agreement entered into in connection with the Company’s consideration of an Acquisition Transaction or Acquisition Proposal in compliance with Section 6.03(b). From the date hereof and through the earlier to occur of the Effective Time or the termination of this Agreement in accordance with its terms, the Company, its Subsidiaries and their respective Representatives shall (A) promptly advise Parent in writing of the receipt of any Acquisition Proposal (including the specific terms thereof and the identity of the other individual or entity or individuals or entities involved), (B) promptly furnish to Parent a copy of any such Acquisition Proposal in addition to a copy of any information provided to or by any third party relating thereto and (C) keep Parent reasonably informed, on a prompt basis, of the status and terms of any such Acquisition Proposal. Any breach of the terms of this Section 6.03 by any Subsidiary or Representative of the Company (as if it were a party hereto) shall be deemed a breach by the Company.

(b)        Notwithstanding Section 6.03(a), if the Company receives an Acquisition Proposal that was not received as a result of a breach of Section 6.03(a) and the Company Board determines that such Acquisition Proposal constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal, then (i) the Company may respond to, engage in discussions with and provide information regarding the Company to, the person making such proposal and (ii) at any time prior to obtaining the Requisite Stockholder Approval, the Company Board (acting on the recommendation of the Special Committee) may effect a Company Board Recommendation Change with respect to such Acquisition Proposal and, after complying with the terms of this Section 6.03, terminate this Agreement pursuant to Section 9.01(h) if, in each case, the Company Board (acting on the recommendation of the Special Committee) shall have determined in good faith (after consultation with outside counsel and its financial advisor) that such Acquisition Proposal constitutes a Superior Proposal and that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that the Company Board shall not effect a Company Board Recommendation Change or terminate this Agreement pursuant to Section 9.01(h) unless (A) the Company shall have notified Parent, in writing and at least five (5) Business Days prior to effecting a Company Board Recommendation Change, of its intention to take such action (which notice shall not constitute a Company Board Recommendation Change), (B) the Company shall have negotiated with

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Parent in good faith (to the extent requested by Parent) regarding any modifications to the terms and conditions of this Agreement proposed by Parent in writing during such five (5) Business Day period following delivery by the Company of such notification, and (C) if Parent shall have delivered to the Company a written, binding and irrevocable offer to alter the terms or conditions of this Agreement during such five (5) Business Day period, the Company Board (acting on the recommendation of the Special Committee) shall have determined in good faith (after consultation with outside counsel and its financial advisor), after considering the terms of such offer by Parent, that such Acquisition Proposal continues to be a Superior Proposal and that the failure to make such Company Board Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law.

(c)        Notwithstanding Section 6.03(a), upon the occurrence of an Intervening Event, the Company Board (acting on the recommendation of the Special Committee) may effect a Company Board Recommendation Change if the Company Board (acting on the recommendation of the Special Committee) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board shall not effect such a Company Board Recommendation Change unless: (i) the Company shall have notified Parent, in writing and at least five (5) Business Days prior to effecting a Company Board Recommendation Change, of its intention to take such action, (ii) the Company shall have negotiated with Parent in good faith (to the extent requested by Parent) regarding any modifications to the terms and conditions of this Agreement proposed by Parent in writing during such five (5) Business Day period following delivery by the Company of such notification, and (iii) if Parent shall have delivered to the Company a written, binding and irrevocable offer to alter the terms or conditions of this Agreement during such five (5) Business Day period, the Company Board (acting on the recommendation of the Special Committee) shall have determined in good faith (after consultation with outside counsel and its financial advisor), after considering the terms of such offer by Parent, that the failure to make a Company Board Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law.

(d)        Nothing contained in this Agreement shall prevent the Company or the Company Board from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9, Item 1012(a) of Regulation M-A promulgated under the Exchange Act or Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal or from making any disclosure to the Company’s stockholders if the Company Board (acting on the recommendation of the Special Committee) determines (after consultation with outside legal counsel) that its failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided that any Company Board Recommendation Change may only be made in accordance with Section 6.03(b) or Section 6.03(c). For the avoidance of doubt, a factually accurate public statement that describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto (without including a reaffirmation) shall not be deemed a Company Board Recommendation Change.

Section 6.04.    Stockholder Litigation. From and after the date hereof, the Company shall as promptly as reasonably practicable advise Parent of any claim, action, suit or proceeding (including derivative claims) commenced against the Company and/or its directors or executive officers relating to this Agreement, the Transaction, any other Transaction Documents or any transactions contemplated thereby. The Company shall give Parent the opportunity to participate in the defense or settlement of any such claim, action, suit or proceeding and shall give reasonable and good faith consideration to Parent’s views with respect thereto. The Company shall not agree to any settlement of any such claim, action, suit or proceeding without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

Section 6.05.    No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, Parent and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

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Article 7
Additional Covenants

Section 7.01.    Required Action and Forbearance; Efforts.

(a)        Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, Parent will (and will cause its controlled Affiliates to, if applicable), on the one hand, and the Company will (and will cause its controlled Affiliates to, if applicable), on the other hand, use their respective reasonable best efforts to (i) take (or cause to be taken) all actions, (ii) do (or cause to be done) all things, and (iii) assist and cooperate with the other Party in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Transaction, including by using reasonable best efforts to:

(A)    cause the conditions to the Transaction set forth in Article 8 to be satisfied;

(B)    (1) obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Transaction;

(C)    obtain all consents, waivers and approvals and deliver all notifications from or to any third parties in connection with this Agreement and the consummation of the Transaction that are necessary or advisable to consummate the Transaction; and

(D)    execute and deliver any Contracts and other instruments that are reasonably necessary to consummate the Transaction.

(b)        No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 7.01 or elsewhere in this Agreement, including the payment of the applicable filing fee for the submission of the CFIUS Notice by Parent, none of the Parties or any of their Subsidiaries will be required to agree to (i) payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); (ii) the provision of additional security (including a guaranty); or (iii) material conditions or obligations, including amendments to existing conditions and obligations, in each case, in connection with the Transaction, including in connection with obtaining any consent pursuant to any Material Contract.

(c)        Section 7.01(a) shall not apply to filings under Section 721, which shall be governed by the obligations set forth in Section 7.02 below.

Section 7.02.    Regulatory Filings.

(a)        Filing Under Antitrust Laws. Parent and the Company will (i) make the filings listed on Section 7.02(a) of the Company Disclosure Letter required to be made under applicable Antitrust Laws in connection with the Transaction; (ii) cooperate and coordinate (and cause its respective controlled Affiliates to cooperate and coordinate) with the other in the making of any such filings with any Governmental Authority (if any) under applicable Antitrust Laws in connection with the Transaction; (iii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the Governmental Authorities of any applicable jurisdiction in which any such filing is made; and (v) use reasonable best efforts to take all action necessary, proper or advisable to (A) cause the expiration or termination of the applicable waiting periods pursuant to any Antitrust Laws (to the extent applicable to this Agreement or the Transaction); and (B) obtain any required consents pursuant to any Antitrust Laws (to the extent applicable to this Agreement or the Transaction), in each case as promptly as reasonably practicable. Parent (and its Affiliates, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, will promptly inform the other of any communication from any Governmental Authority regarding the Transaction in connection with such filings. If either Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Transaction pursuant to any Antitrust Laws applicable to the Transaction, then such Party will make (or cause to be made), as promptly as practicable and after consultation with the other Party, an appropriate response to such comments or request; provided that neither Party may extend any waiting period or enter into any agreement or understanding with any Governmental Authority without the permission of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

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(b)        CFIUS Notice. Subject to the further terms and conditions of this Agreement, Parent and the Company shall use reasonable best efforts to obtain the CFIUS Approval. Pursuant to Section 721, Parent and the Company shall use mutual reasonable efforts to submit, no later than ten (10) Business Days after the date hereof (unless a longer date is agreed in writing by the Parties), a draft joint voluntary notice to CFIUS with respect to the Transaction (the “Draft CFIUS Notice”). After receipt of confirmation that CFIUS has no further comments or inquiries related to the Draft CFIUS Notice, Parent and the Company shall promptly, and in any event no later than ten (10) Business Days after such confirmation, submit a formal joint voluntary notice to CFIUS with respect to the Transaction (the “CFIUS Notice”). Parent shall be responsible for paying the applicable filing fee for the submission of the CFIUS Notice. The Company and Parent shall permit counsel for the other Party reasonable opportunity to review in advance, and consider in good faith, the views of the other Party in connection with, any proposed written communication to CFIUS pertaining to the substance of the Draft CFIUS Notice, CFIUS Notice or substantive matters related to the CFIUS process, and any Party engaging in telephonic or other oral discussions with CFIUS shall promptly inform the other Party of such discussion; provided that this Section 7.02(b) shall not apply to the extent such communications (i) involve confidential business information, or (ii) relate purely to administrative matters such as the scheduling of calls, submission logistics, and non-substantive process steps. No Party shall independently participate in any in-person meeting, videoconference, or teleconference with any Governmental Authority with respect to any filings, review, investigation or other inquiry without giving the other Party sufficient prior notice of the meeting and, to the extent permitted by such Governmental Authority, the opportunity to attend and/or participate in such meeting. Notwithstanding anything in this Agreement to the contrary, Parent’s obligations to use reasonable best efforts to obtain the CFIUS Approval shall not obligate Parent to agree to any Burdensome Condition.

(c)        Cooperation. In furtherance and not in limitation of the foregoing, the Company and Parent shall (and shall cause their respective controlling Persons, controlled Affiliates and Subsidiaries, respectively, to), subject to any restrictions under applicable Laws: (i) promptly notify the other Party of, and, if in writing, furnish the other with copies of (or, in the case of oral communications, advise the other of the contents of) any communication received by such Person from a Governmental Authority in connection with the Transaction and permit the other Party to review, discuss, comment on in advance and propose reasonable changes to (and shall consider in good faith any comments made or changes proposed by the other Party in relation to) any proposed draft notifications, formal notifications, filing, submission, other communication, proposal, remedy, or commitment (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith or in relation thereto) made, proposed, or offered in connection with the Transaction to a Governmental Authority; (ii) keep the other Party informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Transaction and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Transaction; and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Transaction without giving the other Party reasonable prior notice of such meeting or discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Subject to restrictions under applicable Law, the Company will not, without the prior written consent of Parent, enter into any agreement, proposal or commitment with any Governmental Authority related to this Agreement or the transactions contemplated by this Agreement. However, the Company and Parent may each designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the non-public information; provided, however, that each of the Company and Parent may redact any valuation and related information before sharing any information provided to any Governmental Authority with the other Party on an “outside counsel” only basis, and that the Company and Parent shall not in any event be required to share information that benefits from legal privilege with the other Party, even on an “outside counsel” only basis, where this would cause such information to cease to benefit from legal privilege.

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(d)        Limitations on Action. Notwithstanding anything to the contrary in this Section 7.02, nothing in this Section 7.02 or this Agreement shall require or obligate Parent to agree, propose, commit to, or effect, or otherwise be required, by consent decree, hold separate, or otherwise, any sale, divestiture, hold separate, or any other action otherwise limiting the freedom of action in any respect with respect to any businesses, products, rights, services, licenses, assets, or interest therein, of Parent, the Company or the Surviving Corporation and any of their respective Affiliates.

Section 7.03.    Proxy Statement; Schedule 13E-3.

(a)        Proxy Statement. As promptly as practicable following the date hereof, the Company (with the assistance and cooperation of Parent as reasonably requested by the Company) will prepare and, as promptly as practicable following the date of this Agreement, file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting. Subject to Section 6.03, the Company shall include the Company Board Recommendation in the Proxy Statement. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company Stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent and its counsel with a reasonable opportunity to review and to comment on such document or response, which comments, if any, the Company shall consider in good faith.

(b)        Schedule 13E-3. The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13E-3”) relating to the transactions contemplated by this Agreement. No filing of the Schedule 13E-3 shall be made by any Party without providing the other Parties with a reasonable opportunity to review and comment thereon.

(c)        Furnishing Information. The Company, on the one hand, and Parent, on the other hand, will promptly furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement and the Schedule 13E-3 and the resolution of comments from the SEC (or the staff of the SEC) with respect thereto. The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act. Each of the Company and Parent agrees, as to itself and its Subsidiaries, that the Schedule 13E-3 will comply in all material respects with the applicable provisions of the Exchange Act. If at any time prior to the Company Stockholder Meeting any information relating to the Company, Parent or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement or Schedule 13E-3 so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders. The Company and Parent shall ensure that none of the information supplied by it for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3 will, at the date of mailing to stockholders of the Company or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (i) the Company assumes no responsibility with respect to information supplied by or on behalf of Parent or its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3 and (ii) Parent and Merger Sub assume no responsibility with respect to information supplied by or on behalf of the Company, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3.

(d)        Consultation Prior to Certain Communications. The Company, on the one hand, and Parent, on the other hand, shall not (and shall cause each of their respective controlled Affiliates not to) communicate in writing with the SEC or its staff with respect to the Proxy Statement or the Schedule 13E-3 without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Party or its counsel.

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(e)        Notices. The Company, on the one hand, and Parent, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for: (i) any amendment or revisions to the Proxy Statement or the Schedule 13E-3; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement or the Schedule 13E-3; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(f)         Dissemination of Proxy Statement. Subject to applicable Law, the Company will use its reasonable best efforts to cause the definitive Proxy Statement and the Schedule 13E-3 to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement and the Schedule 13E-3 (which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth calendar day after making the initial filing of the preliminary Proxy Statement).

Section 7.04.    Company Stockholder Meeting.

(a)        Call of Company Stockholder Meeting. Following the clearance of the Proxy Statement by the SEC, the Company shall duly call and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable (taking into account the time necessary to solicit proxies for the approval of the Transaction) following the mailing of the Proxy Statement to the Company Stockholders, which mailing will be initiated as promptly as practicable following the confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement and the Schedule 13E-3, for the purpose of obtaining the Requisite Stockholder Approval. Subject to Section 6.03, the Company will use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval.

(b)        Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Company Stockholder Meeting (provided that the Company shall have consulted Parent prior to such postponement or adjournment): (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approval; (ii) if there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or receives a request from the SEC or its staff; or (iv) if the Company Board, or any duly authorized committee thereof, has determined in good faith (after consultation with outside legal counsel) that it is necessary under applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders. Notwithstanding the foregoing, (A) the Company shall not, without the prior written consent of Parent (which will not be unreasonably withheld, conditioned or delayed), postpone the Company Stockholder Meeting for more than twenty (20) U.S. Business Days in the aggregate or set a new record date with respect to such postponement, and (B) the Company shall, at the request of Parent, to the extent permitted by applicable Law, adjourn the Company Stockholder Meeting to a date specified by Parent and the Company (taking into account the time necessary to solicit proxies) if a quorum is absent at the Company Stockholder Meeting or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approval.

(c)        Stockholder Vote. Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to this Section 7.04 (including its obligations to hold the Company Stockholder Meeting) shall not be affected by the making of a Company Board Recommendation Change.

Section 7.05.    Anti-Takeover Laws. The Company and Parent will: (a) take all actions within their power to ensure that no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation is or becomes applicable to the Transaction or the transactions contemplated by the other Transaction Documents; and (b) if any “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation becomes applicable to the Transaction or the transactions contemplated by the other Transaction Documents, take all actions within their power to ensure that the Transaction and the transactions contemplated by the other Transaction Documents may be consummated

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as promptly as reasonably practicable on the terms contemplated by this Agreement and the other Transaction Documents and otherwise to minimize the effect of such statute or regulation on the Transaction or the transactions contemplated by the other Transaction Documents.

Section 7.06.    Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Closing, the Company will afford Parent reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance notice provided in writing to Dennis Chang, interim Chief Financial Officer of the Company, or another Person designated in writing by the Company, to the properties, books and records and personnel of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that: (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) (subject to the Company’s obligations under Section 6.03) such disclosure relates to interactions with other prospective buyers or transaction partners of the Company or the negotiation of this Agreement and the Transaction, or information relating to the analysis, valuation or consideration of the Transaction; (d) access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract; (e) access would result in the disclosure of any trade secrets of third Persons; or (f) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand; provided that the Company shall use commercially reasonable efforts to provide such documents or information in a manner that does not violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, any Contract or cause such documents or information to cease to benefit from legal privilege, including by redacting or obtaining consent in connection therewith; provided, however, that in no event shall the Company (i) be required to amend or enter into a new Contract in order to effectuate the foregoing, or (ii) incur any expenses (other than de minimis expenses) relating to any of the foregoing. Nothing in this Section 7.06 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 7.06 will be conducted in a manner that (i) does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 7.06. All requests for access pursuant to this Section 7.06 must be directed to Dennis Chang, the Interim Chief Financial Officer of the Company, or another person designated in writing by the Company.

Section 7.07.    Notification of Certain Matters. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Closing Date, the Company will give prompt notice to Parent upon the discovery by any of the Knowledge Persons and Parent will give prompt notice to the Company upon discovery by it: with respect to the Company, of any failure (or reasonably expected failure) of the conditions to the obligations of Parent or Merger Sub set forth in Section 8.02(a) (Company Representations and Warranties), Section 8.02(b) (Performance of Obligations of the Company) or Section 8.02(d) (Company Material Adverse Effect) and (iv) (with respect to Parent) Section 8.03(a) (Parent Representations and Warranties) or Section 8.03(b) (Performance of Obligations of Parent), to be satisfied at the Closing or the satisfaction of which to be materially delayed, except that no such notification will modify any representation, warranty or covenant of the Company, Parent or Merger Sub, as applicable, set forth in this Agreement or the conditions to the obligations of the Company, Parent and Merger Sub, as applicable, to consummate the Transaction or the remedies available to the Parties under this Agreement.

Section 7.08.    Public Statements and Disclosure. The initial press releases with respect to the execution of this Agreement shall be made by each Party, which shall be coordinated with and approved in writing by the other Party prior to the release thereof. Following such initial press releases, the Company and Parent shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transaction and shall not issue any such press release or make any such public statement prior to such consultation, except as such Party may reasonably conclude may be required

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by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice and consultation as is feasible); provided, however, that the Company or Parent shall not be obligated to engage in such consultation with respect to communications that are (a) principally directed to employees, suppliers, customers, partners or vendors or (b) not materially inconsistent with public statements previously made in accordance with this Section 7.08; provided, further, however, that the restrictions set forth in this Section 7.08 shall not apply to any release or public statement in connection with any dispute between the Parties regarding this Agreement or the Transaction.

Section 7.09.    Delisting. Prior to the Effective Time, the Company and Parent shall cooperate and use their respective reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable Law and rules and policies of NASDAQ to enable the delisting of the shares of Company Common Stock and the Public Warrants from NASDAQ and the deregistration of the shares of Company Common Stock and the Public Warrants under the Exchange Act as promptly as practicable after the Effective Time.

Section 7.10.    Director and Officer Liability. Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:

(a)        For six years after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless the present and former directors and officers of the Company and its Subsidiaries and any individuals serving in such capacity at or with respect to other Persons at the Company’s or its Subsidiaries’ request (each, an “Indemnified Person”) from and against any losses, damages, liabilities, costs, expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) in respect of the Indemnified Persons’ having served in such capacity prior to the Effective Time, in each case to the fullest extent (in the case of Parent, as if it were the Surviving Corporation) permitted by the DGCL or any other applicable Law, or as provided under the Company’s Charter and Bylaws in effect on the date hereof, provided that all rights to indemnification in respect of any claim made within such period shall continue until the disposition of the applicable action or resolution of the applicable claim.

(b)        For six years after the Effective Time, Parent shall cause to be maintained in effect provisions in the Surviving Corporation’s Charter and Bylaws (or in such documents of any successor to the business of the Surviving Corporation) or in any agreement between the Company or any of its Subsidiaries and any Indemnified Person, regarding elimination of liability of directors, indemnification of directors and officers and advancement of fees, costs and expenses to directors and officers that are at least as favorable to the intended beneficiaries as the corresponding provisions in existence on the date of this Agreement. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.

(c)        Parent shall, or shall cause the Surviving Corporation to continue to, maintain in effect for six years after the Effective Time the Company’s directors’ and officers’ insurance policies and fiduciary liability insurance policies (collectively, “D&O Insurance”) in place as of the date hereof or purchase comparable D&O Insurance for such six-year period, in each case with respect to any claim related to any period of time at or prior to the Effective Time with terms, conditions, retentions and limits of liability that are at least as favorable as those contained in the Company’s D&O Insurance policies in effect as of the date hereof; provided that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence a premium amount in excess of 250% of the premium amount per annum for the Company’s existing policies; and provided, further, that if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

(d)        If Parent, the Surviving Corporation or any of their successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.10.

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(e)        The rights of each Indemnified Person under this Section 7.10 shall be in addition to any rights such Person may have under the Charter or Bylaws of the Company or any of its Subsidiaries, under DGCL or any other applicable Law or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person and their successors, assigns and heirs, and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Indemnified Person may have by contract or otherwise. This Section 7.10 may not be amended, altered, or repealed after the Effective Time in any manner so as to adversely affect the rights of any Indemnified Person or any of their successors, assigns or heirs without the prior written consent of the affected person.

Section 7.11.    Employee Matters.

(a)        For a period commencing at the Effective Time and ending on the first anniversary thereof (or, such shorter period of employment, as the case may be), each Service Provider who continues to provide services to the Surviving Corporation or any of their respective Subsidiaries (each, a “Continuing Employee”) shall receive from the Surviving Corporation compensation and benefits (other than equity or equity-based compensation, retention and change in control payments, defined benefit pension benefits and retiree medical benefits) that are substantially comparable in the aggregate to such compensation and benefits as in effect immediately prior to the Effective Time.

(b)        Parent shall use commercially reasonable efforts to, and to cause its Affiliates (including the Surviving Corporation or the relevant Subsidiary) to, ensure that, as of the Closing Date, each Continuing Employee receives full credit (for all purposes, including eligibility to participate, vesting, vacation entitlement and severance benefits, but excluding benefit accrual, defined benefit pension plan or retiree medical, life insurance or other welfare benefits, any plan that is frozen or closed to new entrants) for service with the Company or any of its Subsidiaries (or predecessor employers to the extent the Company or a Subsidiary provides such past service credit under its employee benefit plans) under each of the comparable employee benefit plans, programs and policies of Parent, the Surviving Corporation or the relevant Subsidiary, as applicable, in which such Continuing Employee becomes a participant; provided, however, that no such service recognition shall result in any duplication of benefits. As of the Closing Date, Parent shall, or shall cause the Surviving Corporation or relevant Subsidiary to, credit to Continuing Employees the amount of vacation time that such employees had accrued under any applicable Employee Plan as of the Closing Date. With respect to each health or welfare benefit plan maintained by Parent, the Surviving Corporation or the relevant Subsidiary for the benefit of any Continuing Employees, Parent shall (i) cause to be waived any eligibility waiting periods, any evidence of insurability requirements and the application of any pre-existing condition limitations under such plan, and (ii) cause each Continuing Employee to be given credit under such plan for all amounts paid by such Continuing Employee under any similar Employee Plan for the plan year that includes the Closing Date for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the applicable plan maintained by Parent, the Surviving Corporation or the relevant Subsidiary, as applicable, for the plan year in which the Closing Date occurs.

(c)        At any time prior to the Closing, upon request of Parent, the Company shall cooperate with Parent in the negotiation of, and shall execute and deliver, and shall cause any applicable Subsidiaries to execute and deliver, as applicable, (i) each of the New Employment Agreements with each of the Key Employees and (ii) any other employment agreements with any other employees reasonably designated by Parent, in each case, with such agreements in forms reasonably satisfactory to Parent and to be effective immediately upon the Closing.

(d)        Without limiting the generality of Section 10.06, the provisions of this Section 7.11 are solely for the benefit of the Parties, and no current or former Service Provider or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Section 7.11. Nothing herein shall be deemed to establish, amend or modify any Employee Plan or any other benefit plan, program, agreement or arrangement maintained or sponsored by Parent, Merger Sub, the Company or any of their respective Affiliates. Neither Parent nor any of its Affiliates shall be obligated to continue to employ any Continuing Employee for any period of time following the Effective Time and neither Parent nor any of its Affiliates will be precluded from terminating any Continuing Employee for any reason.

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Section 7.12.    Section 16 Matters. Prior to the Effective Time, each Party shall take all such steps as may be required to cause any dispositions of shares of Company Common Stock in connection with the transactions contemplated by this Agreement (including derivative securities of such shares of Company Common Stock) by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 7.13.    Voting of Parent Shares.

(a)        Parent shall, and shall cause its controlled Affiliates to (i) vote all shares of Company Common Stock beneficially owned by Parent and its controlled Affiliates as of the record date (including any Conversion Shares that have been issued as of the record date but not any share of Series A Preferred Stock prior to conversion) for the Company Stockholder Meeting in favor of any matters necessary for consummation of the Transactions contemplated by this Agreement and (ii) refrain from taking any action that would adversely affect, or result in the rescindment of, or amendment to, the Koito Approval.

(b)        For the avoidance of doubt, Parent shall be entitled, but not required, to convert at any time any number of shares of Series A Preferred Stock into the Company Common Stock, in accordance with, and subject to the terms and conditions set forth in, the Series A Certificate of Designations and the Investor Rights Agreement. Any such shares of Company Common Stock upon conversion will be subject to the voting requirements of subsection (a) above.

Section 7.14.    Conduct of Business of Parent and Merger Sub Pending the Transaction. Each of Parent and Merger Sub agrees that, from the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article 9, it shall not take any action (including any action with respect to a third party) that would, or would reasonably be expected to, individually or in the aggregate, prevent or materially delay, impede or hinder the ability of Parent or Merger Sub to consummate the Transaction.

Section 7.15.    Obligations of Merger Sub. Parent hereby guarantees the due, prompt and faithful performance and discharge by, and compliance with, all of the obligations, covenants, terms, conditions and undertakings of Merger Sub under this Agreement in accordance with the terms hereof, including any such obligations, covenants, terms, conditions and undertakings that are required to be performed, discharged or complied with following the Effective Time by the Surviving Corporation. Parent will take all action necessary to cause Merger Sub and, following the Effective Time, the Surviving Corporation, to perform their respective obligations pursuant to this Agreement and to consummate the Transaction upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

Section 7.16.    Indirect Capital Gains Tax. The Parties shall cooperate in good faith to determine whether any Indirect Capital Gains Tax will apply to the transactions contemplated by this Agreement and, if necessary, make any required tax filings in connection with the foregoing.

Section 7.17.    Non-USRPHC Certificate. On or prior to Closing, the Company shall deliver, or cause to be delivered, to Parent:

(a)        a duly executed certificate, dated not more than 30 days prior to the Closing Date, satisfying the requirements of Treasury Regulations Section 1.897-2(h) and 1.1445-2(c)(3) and stating that the equity interests in the Company (including the Series A Preferred Stock) are not “United States real property interests,” and

(b)        a notice to the Internal Revenue Service in accordance with Treasury Regulations Section 1.897-2(h).

Article 8
Conditions to the Transaction

Section 8.01.    Conditions to Each Party’s Obligations to Effect the Transaction. The respective obligations of the Parties to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(a)        Requisite Stockholder Approval. The Company’s receipt of the Requisite Stockholder Approval at the Company Stockholder Meeting.

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(b)        No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Merger, in each case, issued by a court or other Governmental Authority of competent jurisdiction will be in effect, and no Law will have been enacted, entered, enforced or deemed applicable to the Transaction by a Governmental Authority of competent jurisdiction, that in each case prohibits, makes illegal, or enjoins the consummation of the Transaction.

Section 8.02.    Conditions to the Obligations of Parent. The obligations of Parent to consummate the Transaction will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by Parent:

(a)        Company Representations and Warranties.

(i)        Other than the Company Fundamental Representations and the representation and warranty of the Company set forth in Section 4.12(b), the representations and warranties of the Company set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had and would not reasonably be expected to have a Company Material Adverse Effect; and

(ii)       The Company Fundamental Representations will be true and correct in all material respects (except those representations and warranties of the Company contained in Section 4.07 which shall be true and correct (other than de minimis inaccuracies)) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).

(b)        Performance of Obligations of the Company. The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c)        Governmental Approvals. The CFIUS Approval shall have been obtained, and such CFIUS Approval shall be in full force and effect.

(d)        Company Material Adverse Effect. No Company Material Adverse Effect will have occurred after the date of this Agreement.

(e)        Officer’s Certificate. Parent will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 8.02(a), Section 8.02(b), Section 8.02(c) and Section 8.02(d) have been satisfied.

Section 8.03.    Conditions to the Company’s Obligations to Effect the Transaction. The obligations of the Company to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(a)        Parent Representations and Warranties. The Parent Fundamental Representations will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).

(b)        Performance of Obligations of Parent. Parent will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Parent at or prior to the Closing.

(c)        Officer’s Certificate. The Company will have received a certificate of Parent, validly executed for and on behalf of Parent and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 8.03(a) and Section 8.03(b) have been satisfied.

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Article 9
Termination, Amendment and Waiver

Section 9.01.    Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a)        Termination by Agreement. At any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Parent and the Company;

(b)        Illegality. By Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger in any such case, and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Merger that permanently prohibits, makes illegal or enjoins the consummation of the Transaction, except that the right to terminate this Agreement pursuant to this Section 9.01(b) will not be available to any Party that has breached its obligations to resist appeal, obtain consent pursuant to, resolve or lift, as applicable, such statute, rule, regulation or order;

(c)        End Date. By Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Closing has not occurred by 11:59 p.m., New York City time, on April 29, 2025 or such later date as may be agreed to by the Parties (the “End Date”); provided, however, that if on the End Date any of the conditions set forth in Section 8.01(b) (to the extent relating to the CFIUS Approval) or Section 8.02(c) shall not have been satisfied but all other conditions set forth in Article 8 shall have been satisfied or waived or shall then be capable of being satisfied if the Closing were to take place on such date, then the End Date shall, at the election of either Parent or the Company, be extended to 11:59 p.m., New York City time, on July 29, 2025; provided, that the right to terminate this Agreement pursuant to this Section 9.01(c) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Transaction set forth in Article 8 prior to the End Date or (ii) the failure of the Closing to have occurred prior to the End Date;

(d)        No Requisite Stockholder Approval. By Parent or the Company, at any time prior to the Effective Time if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Transaction is taken, except that the right to terminate this Agreement pursuant to this Section 9.01(d) will not be available to (x) any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) or (y) Parent if Parent and its controlled Affiliates fail to vote all shares of Common Stock beneficially owned by them as of the record date for the Company Stockholder Meeting in favor of any matters necessary for consummation of the transactions contemplated by this Agreement;

(e)        Company Board Recommendation Change. By Parent, at any time prior to the Company’s receipt of the Requisite Stockholder Approval, if the Company Board has effected a Company Board Recommendation Change; provided, that any such termination by Parent pursuant to this Section 9.01(e) must occur within five (5) Business Days of the Company Board Recommendation Change;

(f)         Termination for Company Breach. By Parent, at any time prior to the Effective Time, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.02(a) (Company Representations and Warranties) or Section 8.02(b) (Performance of Obligations of the Company), except that Parent will not be entitled to terminate this Agreement pursuant to this Section 9.01(f) prior to the earlier of (i) the day immediately preceding the End Date (as it may be extended) and (ii)  the date that is thirty (30) days after the delivery by Parent to the Company of written notice of such breach stating Parent’s intention to terminate this Agreement pursuant to this Section 9.01(f) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach has been cured prior to the end of such period; provided, however, that Parent shall not have the right to terminate this

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Agreement pursuant to this Section 9.01(f) if Parent is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 8.03(a) (Parent Representations and Warranties) or Section 8.03(b) (Performance of Obligations of Parent);

(g)        Termination for Parent Breach. By the Company, at any time prior to the Effective Time, if Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.03(a) (Parent Representations and Warranties) or Section 8.03(b) (Performance of Obligations of Parent), except that the Company will not be entitled to terminate this Agreement pursuant to this Section 9.01(g) prior to the earlier of (i) the day immediately preceding the End Date (as it may be extended) and (ii) the date that is thirty (30) days after the delivery by the Company to Parent of written notice of such breach stating the Company’s intention to terminate this Agreement pursuant to this Section 9.01(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach has been cured prior to the end of such period; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.01(g) if the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 8.02(a) (Company Representations and Warranties) or Section 8.02(b) (Performance of Obligations of the Company); and

(h)        Superior Proposal Termination. By the Company, at any time prior to the Company’s receipt of the Requisite Stockholder Approval, if the Company Board (acting on the recommendation of the Special Committee) determines to terminate this Agreement with respect to a Superior Proposal in accordance with Section 6.03(b); provided that, (i) the Company shall have complied with Section 6.03(b) and (ii) prior to or substantially concurrently with such termination, the Company pays to Parent the Company Termination Fee.

Section 9.02.    Manner and Notice of Termination; Effect of Termination.

(a)        Manner of Termination. The Party terminating this Agreement pursuant to Section 9.01 (other than pursuant to Section 9.01(a) (Termination by Agreement)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 9.01 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b)        Effect of Termination. In the event that this Agreement is terminated and the Merger abandoned pursuant to Section 9.01, written notice thereof shall be given to the other Party or Parties, specifying the provisions of this Agreement pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto (or any of its Representatives), and all rights and obligations of any party hereto shall cease; provided, however, that, except as otherwise provided in Section 9.02(c) or in any other provision of this Agreement, no such termination shall relieve any party hereto of any liability or damages (which the Parties acknowledge and agree shall not necessarily be limited to reimbursement of Expenses or out-of-pocket costs), and, in the case of liabilities or damages payable by Parent and Merger Sub, would include the benefits of the transactions contemplated by this Agreement lost by the Company’s stockholders) (taking into consideration all relevant matters, including lost stockholder premium and the time value of money), which shall be deemed in such event to be damages of such party, resulting from any knowing and intentional breach of this Agreement prior to such termination, in which case, except as otherwise provided in Section 9.02(c), the aggrieved party shall be entitled to all rights and remedies available at law or in equity; and provided, further, that the Confidentiality Agreement and this Section 9.02, Section 9.03 and Article 10 will each survive the termination of this Agreement. Nothing in this Agreement shall limit or prevent any party from exercising any rights or remedies it may have under Section 10.08 in lieu of terminating this Agreement pursuant to Section 9.01.

(c)        Payments. Notwithstanding the foregoing:

(i)        the Company shall pay the Company Termination Fee to Parent (A) within two (2) Business Days after such termination, if this Agreement is terminated by Parent pursuant to Section 9.01(e) (Company Board Recommendation Change), (B) prior to or substantially concurrently with such termination, if this Agreement is terminated by the Company pursuant to Section 9.01(h) (Superior Proposal Termination), or (C) within two (2) Business Days after the consummation of an Acquisition Transaction, if this Agreement is terminated (x) by either Party pursuant to Section 9.01(c) (End Date) and the Requisite Stockholder Approval has not been obtained prior to the End Date, (y) by either Party pursuant to Section 9.01(d)

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(No Requisite Stockholder Approval) or (z) by Parent pursuant to Section 9.01(f) (Termination for Company Breach) (but only to the extent relating to an intentional breach of Section 6.03(a)), and in each case of (x), (y) and (z): (1) prior to such termination an Acquisition Proposal shall have been publicly disclosed and not withdrawn or otherwise made to the Company Board or the Special Committee and not withdrawn, and (2) within twelve (12) months following the date of such termination of this Agreement the Company shall have consummated any Acquisition Proposal (it being understood for all purposes of this Section 9.02(c)(i), all references in the definition of Acquisition Proposal to “20%” will be deemed to be references to “50%”); provided, that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion, and

(ii)       Parent shall pay the Parent Termination Fee to the Company within fifteen (15) Business Days after such termination, if this Agreement is terminated by: (x) either Parent or the Company pursuant to Section 9.01(c) (End Date) if (1) at the time of the termination of this Agreement, the conditions set forth in Section 8.01(b) (No Prohibitive Laws or Injunctions) or Section 8.02(c) (Governmental Approvals) (in each case, to the extent relating to the CFIUS Approval) were not satisfied or waived by the relevant Party or Parties; and (2) at the time of the termination of this Agreement, each of the conditions in Article 8, other the condition set forth in Section 8.01(b) (No Prohibitive Laws or Injunctions) or Section 8.02(c) (Governmental Approvals) (in each case, to the extent relating to the CFIUS Approval), was satisfied or waived (other than those conditions that by their nature are to be satisfied at Closing, but which conditions would have been satisfied if the Closing Date were the date of such termination and other than those conditions set forth in Section 8.03); (y) either Parent or the Company pursuant to Section 9.01(b) (Illegality) (to the extent relating to the CFIUS Approval) or (z) the Company pursuant to Section 9.01(g) (Termination for Parent Breach) by reason of a breach of Section 7.02(b) (CFIUS Notice) by Parent.

(iii)     If a party hereto fails to promptly pay any amount due pursuant to this Section 9.02(c), and the other party commences a suit that results in a final and non-appealable judgment against the failing party for the amounts set forth in this Section 9.02(c), the failing party shall pay to the other party all reasonable and documented out-of-pocket fees, costs and expenses of enforcement (including reasonable and documented attorney’s fees incurred in connection with any such action) (the “Termination Expenses”).

Section 9.03.    Exclusive Remedy. Notwithstanding anything to the contrary in this Agreement, the Parties hereby acknowledge and agree that in the event that (i) the Company Termination Fee is paid by the Company to Parent in accordance with Section 9.02(c)(i), the Company Termination Fee (and, if applicable, the Termination Expenses) shall be Parent’s and Merger Sub’s sole and exclusive remedy under this Agreement except in the case of fraud and (ii) the Parent Termination Fee is paid by Parent to the Company in accordance with Section 9.02(c)(ii), the Parent Termination Fee (and, if applicable, the Termination Expenses) shall be the Company’s sole and exclusive remedy under this Agreement except in the case of fraud.

Section 9.04.    Fees and Expenses. Except as set forth in Section 9.02 hereof, (a) all fees and expenses (except for any Transfer Taxes) incurred in connection with this Agreement and the Transaction will be paid by the Party incurring such fees and expenses whether or not the Transaction is consummated, (b) any Transfer Taxes incurred in connection with this Agreement or the Transaction will be paid by the Party which has a legal obligation to do so.

Section 9.05.    Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time prior to the Effective Time by execution of an instrument in writing signed on behalf of Parent and the Company (pursuant to authorized action by the Company Board (at the direction of the Special Committee), or any duly authorized committee thereof), except that after the Company has received the Requisite Stockholder Approval, no amendment to this Agreement that requires the approval of the Company Stockholders, pursuant to applicable Law, may become effective without such approval.

Section 9.06.    Extension; Waiver. At any time and from time to time prior to the Closing, either Party may, to the extent legally allowed and except as otherwise set forth herein: (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of either Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

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Article 10
General Provisions

Section 10.01.  Notices. All notices, requests and other communications to a Party shall be in writing (including email transmission, so long as a receipt of such email is requested and received) and shall be given,

(i)         if to Parent to:

KOITO MANUFACTURING CO., LTD.
Sumitomo Fudosan Osaki Twin Bldg. East
5-1-18 Kitashinagawa
Shinagawa-ku, Tokyo 141-0001
Japan
Attn:            Satoshi Kabashima
Email:          s-kabashima@koito.co.jp

with copies (which will not constitute notice) to:

Nishimura & Asahi (Gaikokuho Kyodo Jigyo)
Otemon Tower
1-1-2 Otemachi
Chiyoda-ku, Tokyo 100-8124
Japan
Attn:            Tatsuya Tanigawa
Email:          t.tanigawa@nishimura.com

Davis Polk & Wardwell LLP
Izumi Garden Tower 33F
1-6-1 Roppongi
Minato-ku, Tokyo 106-6033
Japan
Attn:            Ken Lebrun
Email:          ken.lebrun@davispolk.com

(ii)        if to the Company to:

Cepton, Inc.
399 West Trimble Road
San Jose, CA 95131
United States of America
Attn:            Dr. Jun Pei
Email:          jun.pei@cepton.com

with a copy (which will not constitute notice) to:

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025
United States of America
Attn:            Paul Sieben
Email:          psieben@omm.com

Attn:            Noah Kornblith
Email:          nkornblith@omm.com

Attn:            Viq Shariff
Email:          vshariff@omm.com

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Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304
United States of America
Attn:            Steven Tonsfeldt
Email:          stonsfeldt@cooley.com

or to such other address or email address as such Party may hereafter specify for the purpose by notice to the other Party. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 10.02.  No Survival of Representations and Warranties. The representations, warranties, covenants and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time; provided that this Section 10.02 shall not limit any covenant or agreement by the Parties that by its terms contemplates performance after the Effective Time.

Section 10.03.  Assignment.

(a)        The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

(b)        No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other Party, except that Parent or Merger Sub may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of their controlled Affiliates at any time and, (ii) after the Effective Time, to any Person; provided that such transfer or assignment shall not relieve Parent or Merger Sub of its obligations hereunder, enlarge, alter or change any obligation of any other Party or due to Parent or Merger Sub or prejudice the rights of the Persons set forth in Section 10.06.

Section 10.04.  Confidentiality. The Company and Parent hereby acknowledge that the Company and Parent have previously executed a Non-Disclosure Agreement, dated as of January 11, 2024 (the “Confidentiality Agreement”), which will continue in full force and effect in accordance with its terms. Each of (i) Parent and its Representatives, on the one hand, and (ii) the Company and its Representatives, on the other hand, will hold and treat all documents and information concerning the other Party furnished or made available to it or its Representatives in connection with the Transaction in accordance with the Confidentiality Agreement.

Section 10.05.  Entire Agreement. This Agreement and the documents and instruments and other agreements between the Parties as contemplated by or referred to herein, including the Confidentiality Agreement, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will: (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the Parties thereto.

Section 10.06.  Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the Parties, their respective successors and permitted assigns, except (i) after the Effective Time, the rights of each Indemnified Person hereunder pursuant to Section 7.10, (ii) after the Effective Time, the right of the holders of Company Common Stock, Company Options, Company RSUs, Company PSUs, Warrants and Earnout Shares to receive Merger Consideration or other relevant amounts pursuant to Article 3, and (iii) following the valid termination of this Agreement pursuant to Article 9 and subject to Section 9.02(b), the right of the Company, as sole and exclusive agent for and on behalf of the holders of Company Common Stock, Company Options, Company RSUs, Company PSUs, Warrants and Earnout Shares (each of which are third party beneficiaries of this Agreement solely to the extent required for this proviso to be enforceable), to pursue damages in accordance with this Agreement (which may include the benefit of the bargain lost by such holders) in the event of a breach hereof by Parent of this Agreement, it being agreed that in no event shall any such holder be entitled to enforce any of their rights, or any of Parent’s or Merger Sub’s obligations, under this Agreement in the event of any such breach,

Annex A-51

but rather the Company shall have the sole and exclusive right to do so, as agent for such holders. Notwithstanding anything to the contrary herein, in no event shall stockholders of the Company be entitled to pursue an action for specific performance, damages or any other remedy directly against any of Parent, Merger Sub or Holdco in connection with this Agreement prior to the Effective Time, and third party beneficiary status is expressly denied to stockholders if such status would result in such an entitlement.

Section 10.07.  Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. Upon such a determination, the Parties agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

Section 10.08.  Remedies.

(a)        Remedies Cumulative. Except as set forth in Section 9.03 hereof or as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything else to the contrary herein, although the Company may pursue both a grant of specific performance and monetary damages, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and monetary damages (including any monetary damages in lieu of specific performance). Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 10.08 a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement and (ii) nothing set forth in this Section 10.08 shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 10.08 prior or as a condition to exercising any termination right under Article 9 (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 10.08 or anything set forth in this Section 10.08 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article 9 or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(b)        Specific Performance.

(i)        The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) in addition to any other remedy to which they are entitled at Law or in equity, in the event of any breach or threatened breach by any Party of this Agreement, the non-breaching Party shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 9.02(c)(ii) are not intended to and do not adequately compensate the Company, on the one hand, or Parent, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement (including, without limitation, specific performance of any Party’s obligations to effect the Closing) is an integral part of the Transaction and without that right, neither the Company nor Parent would have entered into this Agreement.

(ii)       The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 10.08 to the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company on the one hand, or Parent, on the other hand; and the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Parent pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent

Annex A-52

breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with the injunction to prevent breaches of this Agreement or enforcement of the terms and provisions of this Agreement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(iii)     Notwithstanding anything to the contrary in this Agreement, if prior to the End Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Transaction if and when required to do so pursuant to Section 2.02, then the End Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five (5) Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

Section 10.09.  Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, the Transaction or the actions of Parent or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 10.10.  Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Transaction or this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 10.01 or in such other manner as may be permitted by applicable Law, and nothing in this Section 10.10 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the Transaction; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the Transaction will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the Transaction in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Parent and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

Section 10.11.  WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.

Section 10.12.  No Recourse. This Agreement may only be enforced against, and any claims or causes of action that maybe based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the Persons that are expressly identified as the Parties, including their

Annex A-53

respective successors and assigns and Persons that become Parties after the date hereof. Except as set forth in the immediately preceding sentence, no former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates of any Party or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the Parties or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transaction or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any Party against the other Party, in no event shall either Party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

Section 10.13.  Disclosure Letter References. Notwithstanding anything to the contrary herein, the Parties agree that any reference in a particular section of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the representations, warranties, covenants, agreements or other provisions hereof of the relevant party that are contained in the corresponding section of this Agreement, and any other representations, warranties, covenants, agreements or other provisions hereof of such party that is contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations, warranties, covenants, agreements and other provisions hereof, would be reasonably apparent on the face of such disclosure. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation, warranty, covenant, agreement or other provision hereof shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item would have a Company Material Adverse Effect.

Section 10.14.  Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature pages follow]

Annex A-54

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

CEPTON, INC.
By:	/s/ Jun Pei
	Name:	Jun Pei
	Title:	Chief Executive Officer

[Signature Page to Merger Agreement]

Annex A-55

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

KOITO MANUFACTURING CO., LTD.
By:	/s/ Michiaki Kato
	Name:	Michiaki Kato
	Title:	President and COO
PROJECT CAMARO MERGER SUB, INC.
By:	/s/ Hideharu Konagaya
	Name:	Hideharu Konagaya
	Title:	President

[Signature Page to Merger Agreement]

Annex A-56

Annex B

FORM OF VOTING SUPPORT AGREEMENT

This Voting Support Agreement (this “Agreement”), dated as of July 29, 2024, is entered into by and among KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (the “Parent”) and [•] (the “Supporting Stockholder”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with this Agreement, Cepton, Inc., a Delaware corporation (the “Company”), Parent and Project Camaro Merger Sub, Inc., a Delaware corporation and indirectly wholly owned subsidiary of Parent (“Merger Sub”) are entering into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and an indirect Subsidiary of Parent;

WHEREAS, concurrently with this Agreement, Parent is entering into voting support agreements (each, a “Voting Support Agreement”) with certain other holders of Company Common Stock (each such holder, an “Other Supporting Stockholder”); and

WHEREAS, as of the date hereof, the Supporting Stockholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of and is entitled to dispose of and vote the shares of Company Common Stock [(including any shares of Company Common Stock held by [•]]1 the “Owned Shares”; the Owned Shares and any additional Company Securities (or any securities convertible into or exercisable or exchangeable for Company Securities) in which the Supporting Stockholder acquires record and beneficial ownership after the date hereof, including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such securities, or upon exercise or conversion of any securities, the “Covered Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Parent and the Supporting Stockholder hereby agree as follows:

1.     Agreement to Vote. Subject to the earlier termination of this Agreement in accordance with Section 3, the Supporting Stockholder, in its capacity as a stockholder of the Company, irrevocably and unconditionally agrees that, at any meeting of the Company Stockholders (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof), the Supporting Stockholder shall, and shall cause any other holder of record of any of the Covered Shares to:

(a)     if and when such meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

(b)    vote, or cause to be voted at such meeting, all of the Covered Shares owned as of the record date for such meeting to approve any matters necessary or reasonably requested by the Company for consummation of the transactions contemplated by the Merger Agreement; and

(c)     vote, or cause to be voted at such meeting, all of the Covered Shares against any Acquisition Proposal or Acquisition Transaction and any other action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect any of the transactions contemplated by the Merger Agreement.

____________

1        NTD: To be included for Supporting Stockholders with trusts.

Annex B-1

(d)    The Supporting Stockholder hereby revokes any and all previous proxies granted with respect to the Covered Shares. During the period commencing on the date hereof and ending upon the Termination Date (as defined below), the Supporting Stockholder, with respect to all of the Owned Shares, hereby irrevocably grants to, and appoints, Parent as the Supporting Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in the Supporting Stockholder’s name, to vote, or cause to be voted (including by proxy, if applicable) any Owned Shares (whether beneficially or of record) by the Supporting Stockholder in accordance with Sections 1(a) through (c) hereof; provided, that any grant of such proxy shall only entitle Parent or its designee to vote on the matters specified by Sections 1(a) through (c), and the Supporting Stockholder shall retain the authority to vote on all other matters. The proxy granted by the Supporting Stockholder pursuant to this Section 1(d) is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The Supporting Stockholder hereby affirms that such irrevocable proxy is coupled with an interest sufficient in law to support an irrevocable proxy by reason of the Merger Agreement and, except upon the termination of this Agreement in accordance with Section 3, is intended to be irrevocable.

(e)     Notwithstanding anything herein to the contrary, in the event the Company Board, or any duly authorized committee thereof, makes a Company Board Recommendation Change in accordance with the Merger Agreement, the obligations, covenants and restrictions of the Supporting Stockholder set forth in Section 1 above shall be modified such that, for the purposes of such section, the “Covered Shares” shall refer instead only to such number of shares of Company Common Stock owned by the Supporting Stockholder so that the sum of (i) the shares of Company Common Stock beneficially owned by the Supporting Stockholder and all Other Supporting Stockholders (each, as reduced pursuant to this Section clause (e) and pursuant to the respective Voting Support Agreements on a pro rata basis based upon the number of shares of Company Common Stock beneficially owned by the Supporting Stockholder and all Other Supporting Stockholders, but excluding any shares beneficially owned by Parent) and (ii) the shares of Company Common Stock beneficially owned by Parent, equals 35% of the voting power of the outstanding shares of Company Common Stock (a “Voting Reduction”). Any Voting Reduction shall apply to the Supporting Stockholder and each Other Supporting Stockholder pro rata in accordance with the number of Covered Shares, as compared to the number of shares of Company Common Stock beneficially owned by each Other Supporting Stockholders in each case as of the date hereof. For the avoidance of doubt, no reduction will be made to the Company Common Stock beneficially owned by Parent.

The obligations of the Supporting Stockholder specified in this Section 1 shall apply whether or not any matters necessary or reasonably requested by the Company for consummation of the transactions contemplated by the Merger Agreement is recommended by the Company Board.

2.     No Inconsistent Agreements. The Supporting Stockholder hereby covenants and agrees that the Supporting Stockholder shall not, at any time prior to the Termination Date (as defined below), (a) enter into any voting agreement or voting trust with respect to any of the Covered Shares that is inconsistent with the Supporting Stockholder’s obligations pursuant to this Agreement, (b) grant a proxy or power of attorney with respect to any of the Covered Shares that is inconsistent with the Supporting Stockholder’s obligations pursuant to this Agreement, or (c) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

3.     Termination. This Agreement shall automatically terminate, without any notice or other action by any parties hereto, be void ab initio and no parties hereto shall have any further obligations or liabilities under this Agreement, upon the earliest of (a) the receipt of the Requisite Stockholder Approval (as defined in the Merger Agreement), (b) the termination of the Merger Agreement in accordance with its terms, (c) the time this Agreement is terminated upon the mutual written agreement of Parent and the Supporting Stockholder, (d) the amendment of the Merger Agreement without the prior written consent of the Supporting Stockholder in a manner that affects the economics or material terms of the Merger Agreement in a manner that is adverse to the Company or its stockholders, or (e) the extension of the End Date past the twelve-month anniversary of the date hereof, without the prior written consent of the Supporting Stockholder (the earliest such date under clause (a), (b), (c), (d) or (e) being referred to herein as the “Termination Date”); provided, that the provisions set forth in Sections 10 to 24 shall survive the termination of this Agreement; provided, further, that termination of this Agreement shall not relieve any parties hereto from any liability for any willful breach of, or actual and intentional fraud in connection with, this Agreement prior to such termination.

Annex B-2

4.     Representations and Warranties of the Supporting Stockholder. The Supporting Stockholder hereby represents and warrants to Parent as follows:

(a)     The Supporting Stockholder is the only record and a beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good, valid and marketable title to, the Owned Shares, free and clear of Liens other than as created by this Agreement and Permitted Liens. As of the date hereof, other than the Owned Shares the Supporting Stockholder does not own beneficially or of record any shares of capital stock of the Company (or any securities convertible into shares of capital stock of the Company).

(b)    The Supporting Stockholder (i) except as provided in this Agreement, has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein, in each case, with respect to the Covered Shares, (ii) has not entered into any voting agreement or voting trust with respect to any of the Covered Shares that is inconsistent with the Supporting Stockholder’s obligations pursuant to this Agreement, (iii) has not granted a proxy or power of attorney with respect to any of the Covered Shares that is inconsistent with the Supporting Stockholder’s obligations pursuant to this Agreement and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

(c)     The Supporting Stockholder, (i) if a legal entity, is duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of the jurisdiction of its organization and has all requisite corporate or other power and authority and has taken all corporate or other action necessary in order to, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby or, (ii) if an individual, has legal competence and capacity to enter into this Agreement and all necessary authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Supporting Stockholder and constitutes a valid and binding agreement of the Supporting Stockholder enforceable against the Supporting Stockholder in accordance with its terms, except as such enforceability may: (A) be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) be subject to general principles of equity.

(d)    Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by the Supporting Stockholder from, or to be given by the Supporting Stockholder to, or be made by the Supporting Stockholder with, any Governmental Authority in connection with the execution, delivery and performance by the Supporting Stockholder of this Agreement, the consummation of the transactions contemplated hereby (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Merger Agreement).

(e)     The execution, delivery and performance of this Agreement by the Supporting Stockholder do not, and the consummation of the transactions contemplated hereby (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Merger Agreement) will not, constitute or result in, (i) if the Supporting Stockholder is a legal entity, a breach or violation of, or a default under, the certificate of incorporation, bylaws, limited liability company agreement or similar governing documents of the Supporting Stockholder, (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under or the creation of a Lien on the Covered Shares (other than Permitted Liens) pursuant to any contract binding upon the Supporting Stockholder or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby), compliance with the matters referred to in Section 4(d), under any applicable Law to which the Supporting Stockholder is subject, or (iii) any change in the rights or obligations of any parties hereto under any contract legally binding upon the Supporting Stockholder, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, loss, acceleration, Lien or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially

Annex B-3

delay or impair the Supporting Stockholder’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Merger Agreement).

(f)     As of the date of this Agreement, there is no action, proceeding or, to the Supporting Stockholder’s knowledge, investigation pending against the Supporting Stockholder or, to the knowledge of the Supporting Stockholder, threatened against the Supporting Stockholder that questions the beneficial or record ownership of the Owned Shares, the validity of this Agreement or the performance by the Supporting Stockholder of its obligations under this Agreement.

(g)    The Supporting Stockholder understands and acknowledges that the Company, Parent and Merger Sub entered into the Merger Agreement in reliance upon the execution and delivery of this Agreement by the Supporting Stockholder and the representations, warranties, covenants and other agreements of the Supporting Stockholder contained herein.

(h)    No investment banker, broker, finder or other intermediary is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which the Company, Parent or Merger Sub is or will be liable in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of the Supporting Stockholder, on behalf of the Supporting Stockholder, other than, for the avoidance of doubt, Parent’s or the Company’s engagement of any investment banker, broker, finder or other intermediary as set forth in the Merger Agreement.

5.     Certain Covenants of the Supporting Stockholder. Except in accordance with the terms of this Agreement, the Supporting Stockholder hereby covenants and agrees as follows:

(a)     The Supporting Stockholder hereby agrees not to, directly or indirectly, and shall not, prior to the Termination Date, authorize or encourage any of its Affiliates or any of its or their representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or furnish or disclose any non-public information about the Company to, any Person in connection with or that could reasonably be expected to lead to a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal. The Supporting Stockholder shall immediately cease and cause to be terminated, and shall use reasonable best efforts to cause its Affiliates and all of its and their representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, an Acquisition Proposal.

(b)    The Supporting Stockholder hereby agrees not to, directly or indirectly, prior to the Termination Date, except in connection with the consummation of the transactions contemplated by the Merger Agreement, (i) sell, transfer, pledge, encumber, assign, hedge, swap, convert or otherwise dispose of (including by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by operation of Law or otherwise), either voluntarily or involuntarily (collectively, “Transfer”), or enter into any contract or option with respect to the Transfer of any of the Supporting Stockholder’s Covered Shares, or (ii) take any action that would make any representation or warranty of the Supporting Stockholder contained herein untrue or incorrect or have the effect of preventing or materially delaying the Supporting Stockholder from or in performing its obligations under this Agreement; provided, however, that nothing herein shall prohibit a Transfer (A) to an Affiliate of the Supporting Stockholder, (B) occurring by will, testamentary document or intestate succession upon the death of a Supporting Stockholder who is an individual, (C) pursuant to community property laws or divorce decree or (D) to be held in “street name” pursuant to a 10b5-1 plan entered into after the date hereof so long as no trades under such plan occur prior to the voting of the Supporting Stockholder’s Covered Shares in accordance with Section 1 and the Supporting Stockholder remains the beneficial owner of such Covered Shares entitled to vote such Covered Shares (each, a “Permitted Transfer”); provided, further, that any Permitted Transfer (other than pursuant to clause (D)) shall be permitted only if, as a precondition to such Transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to Parent, to assume all of the obligations of the Supporting Stockholder under, and be bound by all of the terms of, this Agreement in respect of the Covered Shares so Transferred; provided, further, that any Transfer permitted under this Section 5(b) shall

Annex B-4

not relieve the Supporting Stockholder of its obligations under this Agreement. Any Transfer in violation of this Section 5(b) with respect to the Covered Shares shall be null and void. Nothing in this Agreement shall prohibit direct or indirect transfers of equity or other interests in the Supporting Stockholder.

6.     Further Assurances. From time to time, at Parent’s request and without further consideration, the Supporting Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by this Agreement. The Supporting Stockholder further agrees not to commence or participate in, and to take all actions necessary to opt out of any class action with respect to, any action or claim, derivative or otherwise, against Parent, Merger Sub or their respective Affiliates, the Company or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby and thereby.

7.     Disclosure. The Supporting Stockholder hereby authorizes the Company and Parent to publish and disclose in any announcement or disclosure to the extent required by Law or by rule or regulation of the SEC or NASDAQ the Supporting Stockholder’s identity and ownership of the Covered Shares and the nature of the Supporting Stockholder’s obligations under this Agreement; provided, that prior to any such publication or disclosure, if permitted under such Law, rule or regulation, the Company and Parent have provided the Supporting Stockholder with a reasonable opportunity to review and comment upon such announcement or disclosure, which comments the Company and Parent will have considered in good faith.

8.     Changes in Capital Stock. In the event of a stock split, stock dividend or distribution, or any change in the Company’s capital stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Owned Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

9.     Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed by Parent and the Supporting Stockholder.

10.   Waiver. Any parties to this Agreement may, at any time prior to the Termination Date, waive any of the terms or conditions of this Agreement pursuant to an instrument in writing signed by the party or parties to be bound thereby, or agree to an amendment or modification to this Agreement in the manner contemplated by Section 9 and by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement.

11.   Notices. All notices, requests and other communications to any of the parties hereto shall be in writing (including email transmission, so long as a receipt of such email is requested and received) and shall be given, if to Parent to:

KOITO MANUFACTURING CO., LTD.
Sumitomo Fudosan Osaki Twin Bldg. East
5-1-18, Kitashinagawa
Shinagawa-ku, Tokyo 141-0001
Japan
Attn:   Satoshi Kabashima
Email: s-kabashima@koito.co.jp

with copies (which will not constitute notice) to:

Nishimura & Asahi (Gaikokuho Kyodo Jigyo)
Otemon Tower
1-1-2 Otemachi
Chiyoda-ku, Tokyo 100-8124
Japan
Attn:   Tatsuya Tanigawa
Email: t.tanigawa@nishimura.com

Annex B-5

Davis Polk & Wardwell LLP
Izumi Garden Tower 33F
1-6-1 Roppongi
Minato-ku, Tokyo 106-6033
Japan
Attn:   Ken Lebrun
Email: ken.lebrun@davispolk.com

If to the Supporting Stockholder, to such address indicated on the Company’s records with respect to the Supporting Stockholder or to such other address or addresses as the Supporting Stockholder may from time to time designate in writing, with copies (which will not constitute notice) to:

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025
United States of America
Attn:   Paul Sieben
Email: psieben@omm.com

Attn:   Noah Kornblith
Email: nkornblith@omm.com

Attn:   Viq Shariff
Email: vshariff@omm.com

Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304
United States of America
Attn:   Steven Tonsfeldt
Email: stonsfeldt@cooley.com

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day in the place of receipt.

12.   No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Supporting Stockholder, and Parent shall have no authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Supporting Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

13.   Entire Agreement. This Agreement, and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including that certain Confidentiality Agreement, dated January 11, 2024, by and between the Company and Parent, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

14.   No Third-Party Beneficiaries. The Supporting Stockholder hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of Parent in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the parties hereto hereby further agree that this Agreement may only be enforced against, and any action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the Persons expressly named as parties hereto.

Annex B-6

15.   Governing Law and Venue; Service of Process; Waiver of Jury Trial.

(a)       This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any transaction contemplated hereby or the actions of Parent in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b)       Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, provided, that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware “Chosen Courts”), in connection with any matter based upon or arising out of this Agreement. Each party hereto hereby waives, and shall not assert as a defense in any legal dispute, that (i) such Person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such Person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 11, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such Persons and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 15, the parties hereto may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY HERETO SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. FURTHERMORE, NO PARTY HERETO SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

16.   Assignment; Successors. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of each of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of this Agreement without the consent required by this Section 16 is null and void.

17.   Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the Persons that are expressly identified as parties hereto, including Persons that become parties hereto after the date hereof or that agree in writing for the benefit of Parent to be bound by the terms of this Agreement applicable to the Supporting Stockholder, and, subject only to the specific contractual provisions hereof, no former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates of any of the parties hereto or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated by this Agreement or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party hereto against any other party hereto, in no event shall any party hereto or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

Annex B-7

18.   Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties hereto shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, including the Supporting Stockholder’s obligations to vote the Covered Shares as provided in this Agreement, without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties hereto would have entered into this Agreement. Each of the parties hereto agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties hereto acknowledge and agree that any party hereto seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 18 shall not be required to provide any bond or other security in connection with any such injunction.

19.   Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties hereto further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties hereto.

20.   Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each of the parties hereto shall have received a counterpart hereof signed by all of the other parties. Signatures delivered electronically or by facsimile shall be deemed to be original signatures.

21.   Interpretation and Construction. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any of the parties hereto by virtue of the authorship of any of the provisions of this Agreement.

22.   Capacity as a Supporting Stockholder. Notwithstanding anything herein to the contrary, the Supporting Stockholder signs this Agreement solely in the Supporting Stockholder’s capacity as a stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions or inactions of any affiliate, representative, employee or designee of the Supporting Stockholder or any of its affiliates in his or her capacity, if applicable, as an officer, director or fiduciary of the Company or any of its Subsidiaries or any other Person. Nothing in this Agreement: (i) will limit or affect any actions or omissions taken by the Supporting Stockholder in the Supporting Stockholder’s capacity as a director or officer of the Company or its Subsidiaries, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (ii) will be construed to prohibit, limit, or restrict the Supporting Stockholder from exercising the Supporting Stockholder’s fiduciary duties as a director or officer to the Company, its Subsidiaries, or its or their respective stockholders.

Annex B-8

23.   Representation of the Company. The Supporting Stockholder acknowledges and agrees that it has had an adequate opportunity to review this Agreement with its counsel prior to executing this Agreement.

24.   Fees and Expenses. Except as set forth in Section 9.02 (Manner and Notice of Termination; Effect of Termination) of the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such expenses.

25.   Spousal Consent. If any individual Supporting Stockholder is married on the date of this Agreement and the Supporting Stockholder resides in a state in which spousal consent is necessary to give full effect hereto, the Supporting Stockholder spouse shall execute and deliver to the Company a consent of spouse in the form of Exhibit A hereto (“Consent of Spouse”), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in the Supporting Stockholder’s Covered Shares that do not otherwise exist by operation of law or the agreement of the parties hereto. If any individual Supporting Stockholder should marry or remarry subsequent to the date of this Agreement, the Supporting Stockholder shall within thirty (30) days thereafter obtain his/her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

[The remainder of this page is intentionally left blank.]

Annex B-9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

KOITO MANUFACTURING CO., LTD.
By:
	Name:	Michiaki Kato
	Title:	President and COO

[Signature Page to Voting Support Agreement ([•])]

Annex B-10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

[•]

Name:	[•], as trustee
Owned Shares Held:
Common Stock:	[•]

[Signature Page to Voting Support Agreement ([•])]

Annex B-11

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

[•]

Name:	[•]
Owned Shares Held:
Common Stock:	[•]

[Signature Page to Voting Support Agreement ([•])]

Annex B-12

Annex C

EXECUTION VERSION

ROLLOVER AGREEMENT

This ROLLOVER AGREEMENT (this “Agreement”), dated as of July 29, 2024 is entered into by and among KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (“Buyer”), Project Camaro Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Buyer (“Holdco”), and each holder of shares of Company Common Stock of Cepton, Inc., a Delaware corporation (the “Company”) that is or may become a party to this Agreement by virtue of executing a counterpart or joinder hereto (each, a “Covered Person”). Any capitalized term that is used, but not defined, herein shall have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, Buyer, Project Camaro Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Holdco and the Company have, prior to or concurrently with the execution and delivery herewith, entered or will enter into an Agreement and Plan of Merger dated as of the date hereof (as amended or modified from time to time, the “Merger Agreement”), providing for, among other things, the merger of Merger Sub with and into the Company such that the Company will become a wholly owned subsidiary of Holdco (collectively, the “Merger”);

WHEREAS, prior to the Closing, Buyer will contribute to Holdco in exchange for newly issued units of Holdco (the “Holdco Securities”) the following: (i) all shares of Company Common Stock held by Buyer, valuing each such share of Company Common Stock at the amount of the Merger Consideration per share to be paid in cash pursuant to the Merger in respect of a share of Company Common Stock (such valuation, the “Agreed Per Share Value”), (ii) all shares of Series A Preferred Stock held by Buyer, valuing each such share of Series A Preferred Stock at the liquidation preference for such share of Series A Preferred Stock at the time of the contribution and (iii) an amount of cash necessary for Merger Sub or Surviving Corporation to pay the Merger Consideration and any other consideration (including, but not limited to, amounts to be paid in respect of Company Options or Company RSUs) or other costs or expenses required to be paid by Merger Sub or Surviving Corporation in connection with the Transaction (which amount, upon such contribution by Buyer to Holdco, will be immediately contributed from Holdco to Merger Sub in exchange for newly issues shares of Merger Sub); and

WHEREAS, as an inducement to Buyer’s and Merger Sub’s willingness to enter into the Merger Agreement and the other Transaction Documents to which they are a party, each Covered Person, and if applicable, his or her Spouse, has agreed to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged and agreed), each of the parties hereto, intending to be legally bound, hereby agree as follows:

1.      Rollover Contribution; Subscription for New Holdco Securities.

(a)   Rollover Contribution. Each Covered Person agrees, severally and not jointly and solely with respect to itself, himself or herself, that, effective as of immediately prior to the Effective Time, all of such Covered Person’s ownership of and title to the number of shares of Company Common Stock set forth on such Covered Person’s signature page hereto ( the “Committed Rollover Shares”), free and clear of all Liens and any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of the Committed Rollover Shares), other than generally applicable transfer restrictions under the Securities Act (as defined below), this Agreement or the Voting Support Agreements (if applicable to such Covered Person), shall be contributed and assigned to Holdco. In exchange for the contribution of the Committed Rollover Shares by a Covered Person, Holdco hereby agrees to issue to each such Covered Person, effective as of the Closing, a number of Holdco Securities equivalent to the shares of Company Common Stock so contributed to Holdco, valuing each such share of Company Common Stock at the Agreed Per Share Value, with each such Holdco Security free and clear of all Liens, other than restrictions under applicable securities laws and restrictions set forth in the LLC Agreement (as defined below).

Annex C-1

(b)   Continued Ownership of the Committed Rollover Shares. Each Covered Person agrees that, until the Closing, such Covered Person shall continue to beneficially own a number of shares of Company Common Stock equal to the Committed Rollover Shares, and such Covered Person shall not transfer or cause to be transferred any shares of Company Common Stock if such transfer would cause such Covered Person to be unable to contribute the Committed Rollover Shares to Holdco in accordance with Section 1(a).

(c)   Joinders. Any holder of Company Common Stock (a “Holder”) who has not executed this Agreement as of the date hereof may, with Buyer’s prior written consent, become a party to, and be bound by, this Agreement as a Covered Person by signing and delivering to Buyer and Holdco a joinder in the form of Annex I hereto (a “Joinder Agreement”), and such Holder shall be a Covered Person with respect to the Committed Rollover Shares set forth therein.

(d)   Tax Treatment. The parties hereto intend that, for U.S. federal income tax purposes, each contribution referred to in Section 1(a) shall be treated as a taxable transfer of the Committed Rollover Shares in exchange for a contingent installment obligation governed by Treasury Regulations Section 15A.453-1(c) in a transaction governed by Section 1001 of the Code and subject to installment sale reporting under Section 453 of the Code, and each party hereto will file all U.S. federal income tax returns in a manner consistent with such treatment.

(e)   Withholding. Notwithstanding any other provision of this Agreement, Buyer, Holdco and their Affiliates shall be entitled to deduct and withhold from any amount otherwise payable to any Covered Person pursuant to this Agreement or the LLC Agreement (as defined below) such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of Law. To the extent Buyer, Holdco or their Affiliates determine that any amounts payable to any Person pursuant to or with respect to this Agreement, Buyer, Holdco and their Affiliates shall use commercially reasonable efforts to provide such Person with three (3) Business Days prior notice of the intent to withhold and shall cooperate with such Person to eliminate or otherwise reduce such withholding. Amounts so withheld and paid over to the appropriate Governmental Authority shall be treated for all purposes of this Agreement as having been paid to the applicable Covered Person in respect of which such deduction and withholding was made.

2.      LLC Agreement. Holdco and each Covered Person hereby agree, contemporaneously with the Closing, to enter into and become bound by an amended and restated LLC Agreement, substantially as set forth on Annex II (the “LLC Agreement”). Each Covered Person expressly acknowledges that the Holdco Securities acquired by such Covered Person pursuant to this Agreement shall be subject to the restrictions on transfer and other terms and conditions of the LLC Agreement.

3.      Representations and Warranties. Each Covered Person (and, if applicable, his or her Spouse) hereby makes the representations and warranties set forth on Annex III, severally and not jointly, to Holdco, as of the date hereof (or, in the case of any Covered Person becomes a party hereto by delivering a Joinder Agreement as contemplated by Section 1(c), as of the date of such Joinder Agreement) and as of the Closing, and as to itself, himself or herself only (and, if applicable, his or her Spouse), and Holdco hereby makes the representations and warranties set forth on Annex IV, to each Covered Person, as of the date hereof and as of the Closing. The representations and warranties made pursuant to this Section 3 shall survive the Closing.

4.      Restrictive Covenants.

(a)   Confidentiality. Each Covered Person acknowledges, on behalf of itself, himself or herself (and, if applicable, his or her Spouse), that the success of the Company and its Subsidiaries after the Effective Time depends upon the continued preservation of the confidentiality of information regarding the business, operations and affairs of the Buyer, the Company and/or their respective Subsidiaries that has been maintained as confidential and is not publicly available (including trade secrets, confidential information and proprietary materials, which may include the following categories of information and materials: methods, procedures, computer programs and architecture, databases, customer information, lists and identities, employee lists and identities, pricing information, research, methodologies, contractual forms, and other information, whether tangible or intangible, which is not publicly available generally) (collectively, the “Confidential Information”) and has been accessed or possessed by such Covered Person and its, his or her Affiliates and that the preservation of the confidentiality of such information is an essential premise of the transactions contemplated by the Merger Agreement, this Agreement and the other Transaction Documents. Accordingly,

Annex C-2

each Covered Person hereby agrees not to disclose or use, and to use reasonable best efforts to cause his, her or its Representatives not to disclose or use, any Confidential Information to any third party, both during and after the Covered Person’s service as a service provider to Buyer, the Company and/or their respective Subsidiaries, except (i) with respect to the Protected Rights (as defined below), (ii) to the extent that such Confidential Information can be shown to have been in the public domain through no fault of any Covered Person and (iii) to the extent that such Confidential Information is disclosed in connection with the ordinary course performance of such Covered Person’s duties as a service provider to Holdco, Buyer, the Company and/or their respective Subsidiaries (without violation of any agreements entered into in connection with such service relationship). In addition, notwithstanding the foregoing and for the avoidance of doubt, such Covered Person may disclose such Confidential Information (w) on a confidential basis to her, his or its tax and financial advisors for purposes of complying with such Covered Person’s tax obligations or other reporting obligations under applicable Law arising out of this Agreement, the transactions contemplated hereby, the Merger Agreement or the transactions contemplated thereby (provided that such Covered Person remains liable for any violation of the terms of this Section 4(a) by such Persons as if they were such Covered Person), (x) on a confidential basis to her, his or its legal counsel and accountants for the purpose of evaluating the legal and financial ramifications of this Agreement, the transactions contemplated hereby, the Merger Agreement or the transactions contemplated thereby (provided that such Covered Person remains liable for any violation of the terms of this Section 4(a) by such Persons as if they were such Covered Person), (y) as required by applicable law, rule or regulation and (z) in court filings, as reasonably necessary in connection with the enforcement by such Covered Person of his, her or its rights under this Agreement or any other agreement relating hereto or to such Covered Person’s services to Holdco, Buyer, the Company and/or their respective Subsidiaries, except for disclosure required by law, rule or regulation. Each Covered Person shall not, and shall use reasonable best efforts to cause his, her or its Representatives not to, issue any press release, have any communication with the press (whether or not for attribution) or make any other public statement with respect to this Agreement, the Merger Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby, without the prior written consent of Buyer.

(b)   Notwithstanding anything in this Agreement (including the confidentiality obligations set forth in Section 4(a)) or otherwise, it is understood that nothing in this Agreement limits the Covered Person from (i) filing a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission (“SEC”) or any other federal, state or local government agency or commission (collectively, “Government Agencies”); (ii) communicating with any Government Agency or otherwise participating in any investigation or proceeding that may be conducted by any Government Agency; (iii) testifying in a legal, arbitral or Governmental Agency proceeding; (iv) exercising Covered Person’s rights (if any) under Section 7 of the National Labor Relations Act; or (v) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that such Covered Person has reason to believe is unlawful. A Covered Person does not need the prior authorization of Buyer, the Company or any of their respective Affiliates to make any reports or disclosures, and a Covered Person shall not be required to notify Buyer, the Company or any of their respective Affiliates that such reports or disclosures have been made. Neither Buyer, the Company nor any of their respective Affiliates may retaliate against a Covered Person for any of these activities, and nothing in this Agreement requires a Covered Person to waive any monetary award or other payment that the Covered Person might become entitled to from the SEC or any other Government Entity or self-regulatory organization. Pursuant to the Defend Trade Secrets Act of 2016 (which added 18 U.S.C. § 1833(b)), the parties agree that a Covered Person shall not have criminal or civil liability under any federal or state trade secret law for the disclosure of a trade secret that (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition and without limiting the preceding sentence, if a Covered Person files a lawsuit for retaliation by Buyer, the Company or any of their respective Affiliates for reporting a suspected violation of law, the Covered Person may disclose the trade secret to my attorney and may use the trade secret information in the court proceeding, if the Covered Person (x) files any document containing the trade secret under seal and (y) do not disclose the trade secret except pursuant to court order. Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such Section. A Covered Person’s rights as described in this paragraph are referred to as the “Protected Rights”.

Annex C-3

(c)   Non-Competition. In connection with the Covered Person’s sale of Company Common Stock and/or receipt of a portion of the aggregate Merger Consideration, during the period starting on the date of this Agreement and ending on the five-year anniversary of the Closing (the “Restricted Period”), each Covered Person shall not directly or indirectly, whether as an individual, partner, joint venturer, owner, manager, equityholder, employee, officer, director, independent contractor or otherwise, engage in any activity or business that competes in any material respect with any business, regardless of where such business is located, that develops, manufactures, distributes or sells lidar technology or lidar based solutions (a “Competitive Activity”); provided, that the foregoing shall not prohibit any Covered Person from: (i) holding publicly traded securities of any Person engaged in a Competitive Activity to the extent that such investment does not, directly or indirectly, confer on such Covered Person (together with his, her or its Affiliates) more than 5% of the voting power of such Person; (ii) making passive investments in a venture capital, private debt or private equity fund (“Private Fund”); or (iii) if such Covered Person is no longer providing services to Holdco, Buyer, the Company and/or their respective Subsidiaries, rendering services as an employee, consultant, advisor, partner or member of a venture capital, private debt or private equity firm, that makes investments in entities that engage in a Competitive Activity (a “Portfolio Company”) so long as such Covered Person does not serve as an advisor, director, employee, consultant or maintain any other service relationship with a Portfolio Company.

(d)   Non-Solicitation and No Hire. In connection with the Covered Person’s sale of Company Common Stock and/or receipt of a portion of the aggregate Merger Consideration, during the Restricted Period, each Covered Person shall not directly or indirectly, solicit or encourage any of the directors, officers, managers, employees, contractors, consultants or other service providers of the Company or any of its respective Affiliates (including, for the avoidance of doubt, Buyer and its Subsidiaries from the Closing) to cease or curtail its, his or her relationship with such Persons, or hire or attempt to hire, whether as a director, officer, manager, employee, contractor, consultant or other service provider, any such Person; provided, however, that the foregoing shall not prohibit (i) the solicitation of any such Person resulting from generalized searches for employees through the use of bona fide public advertisements in the media or any general recruitment efforts conducted by such Covered Person or any Affiliate thereof or any recruitment agency, in each case, that are not targeted specifically at such Persons or (ii) the solicitation or hiring of any such Person who has not been employed by or otherwise provided services to Buyer, the Company or any of their respective Subsidiaries or Affiliates for at least six (6) months prior to the date of such solicitation or hiring.

(e)   Non-Disparagement. In connection with its, his or her sale of Company Common Stock and/or receipt of a portion of the aggregate Merger Consideration, during the Restricted Period, each Covered Person shall not, directly or indirectly, (i) interfere with, or attempt to interfere with, the business the Company or any of its respective Affiliates (including, for the avoidance of doubt, Buyer and its Subsidiaries from the Closing), or any of their relationships with any current or prospective customers, vendors, suppliers, contractors or other material business relationships, including by soliciting or diverting (or attempting to solicit or divert) any such Person, or inducing (or attempting to induce) any such Person to cease doing business, or reduce or otherwise limit its business, with the Company or any of its respective Affiliates (including, for the avoidance of doubt, Buyer and its Subsidiaries from the Closing) or (ii) make any negative or disparaging statements or communications regarding the Company or any of its respective Affiliates (including, for the avoidance of doubt, Buyer and its Subsidiaries from the Closing), in each case, except with respect to the Protected Rights.

(f)   Certain Acknowledgments. Each Covered Person (on its, his or her own behalf) acknowledges that Buyer and Merger Sub would not be willing to enter into the Merger Agreement or the other Transaction Documents, or consummate the transactions contemplated thereby, in the absence of this Agreement, and that the covenants contained in this Agreement constitute a material inducement to Buyer and Merger Sub to enter into, and consummate the transactions contemplated by (including payments of the amounts contemplated by), the Merger Agreement and the other Transaction Documents. Without limiting the generality of the foregoing, each Covered Person (on its, his or her own behalf and on behalf of its, his or her Affiliates) acknowledges and agrees that the restrictions contained in this Section 4 are reasonable and necessary to protect the legitimate interests of Buyer, and it is the intention of the parties hereto that if any of the restrictions or covenants contained in this Section 4 are for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section 4, and this Section 4 shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the further intention of the parties hereto that if any of the restrictions or covenants

Annex C-4

contained herein is held to cover a geographic area or to be for a length of time which is not permitted by applicable Law, or in any way construed to be too broad or to any extent invalid, such provision shall (to the maximum extent permitted by applicable Law) not be construed to be null, void and of no effect, but instead shall be construed and interpreted or reformed to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable Law.

5.      Other Closing Deliverables. Each Covered Person hereby agrees, contemporaneously with the Closing, to deliver to Holdco a duly executed IRS Form W-9 for such Covered Person. Furthermore, as a condition to the issuance of any Holdco Securities hereunder, each Covered Person shall, prior to the Closing, deliver to Holdco a customary questionnaire certifying its status as an accredited investor and any other information reasonably requested by Holdco for such purpose.

6.      Limitation on Holdco Liability. Each of the parties hereto agrees and acknowledges that Holdco has no obligation by virtue of this Agreement to effect the Closing, and neither Holdco nor any of its Affiliates nor any of their respective directors, officers, employees or agents shall have any liability whatsoever hereunder, or in connection herewith, for any failure to effect the Closing (whether or not such failure is (or is deemed to be) in breach of the Merger Agreement, this Agreement or otherwise); provided, however, that nothing in this Section 6 shall limit, impair, impact or restrict the rights of the Company under the Merger Agreement.

7.      Specific Performance.

(a)   Subject to Section 7(b), (i) each party hereto acknowledges and agrees that the other parties would be irreparably damaged in the event that any of the terms or provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, (ii) therefore, notwithstanding anything to the contrary set forth in this Agreement, each party hereto hereby agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of any of the terms or provisions of this Agreement and/or specific performance by any other party, and each party hereby agrees to waive the defense (and not to interpose as a defense or in opposition) in any such suit that the other parties have an adequate remedy at law, and hereby agrees to waive any requirement to post any bond in connection with obtaining such relief and (iii) the equitable remedies described in this Section 7 shall be in addition to, and not in lieu of, any other remedies at law or in equity that the parties may elect to pursue.

(b)   Notwithstanding anything to the contrary contained in this Agreement, in no event shall any Covered Person or any other Person have any right whatsoever to cause Buyer or any of its Affiliates to consummate the Closing, and in no event shall any other party hereto or any other Person be entitled to seek or obtain any injunction or injunctions to compel Buyer or any of its Affiliates to consummate the Closing, except for the right of the Company to seek specific performance of the obligations of Buyer pursuant to the express terms of Section 10.08 of the Merger Agreement (but subject to the limitations set forth therein).

8.      Governing Law. This Agreement, and all claims or causes of action (whether at law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party expressly agrees and acknowledges that the State of Delaware has a reasonable relationship to the parties and/or this Agreement.

9.      Jurisdiction; Waiver of Jury Trial. Each party to this Agreement, by his, her or its execution hereof, hereby irrevocably (a) agrees and consents to be subject to the exclusive jurisdiction of the United States District Court located in the State of Delaware (and in the absence of federal jurisdiction, the parties consent to be subject to the exclusive jurisdiction of the Delaware Chancery Court located in Wilmington, Delaware or, if such court lacks jurisdiction, the other state courts located in Wilmington, Delaware), and agrees not to object to venue in the courts or to claim that such forum is inconvenient, (b) waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that it is not subject personally to the jurisdiction of the above-named courts, that his, her or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding brought in one of the above-named courts

Annex C-5

should be dismissed on grounds of improper venue or forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other action, suit or proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) agrees not to commence or prosecute any such action, suit or proceeding other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, suit or proceeding to any court other than one of the above-named courts whether on the grounds of lack of personal jurisdiction, improper venue, inconvenient forum or otherwise. Each party hereby irrevocably (x) consents to service of process in any such action, suit or proceeding in any manner permitted by the laws of the State of Delaware; (y) agrees that service of process made in accordance with clause (x) will constitute good and valid service of process in any such action, suit or proceeding; and (z) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action, suit or proceeding any claim that service of process made in accordance with clause (x) or clause (y) does not constitute good and valid service of process. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER AGREEMENT, THE LLC AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

10.    Termination. This Agreement shall automatically terminate and be of no further force or effect upon any valid termination of the Merger Agreement.

11.    Counterparts; Entire Agreement; Amendment. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, together with the Merger Agreement and any other Transaction Documents to which the parties hereto are party, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, whether written, oral or implied, between or among any of the parties with respect to the subject matter hereof and shall not be assigned by operation of law or otherwise. This Agreement may be amended only by an instrument in writing signed on behalf of each of the parties hereto.

12.    Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and his, her or its successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of his, her or its rights or obligations under this Agreement without the consent of the other party hereto (except that Holdco may assign his, her or its rights and obligations under this Agreement in whole or in part to one or more of his, her or its Affiliates). Each Covered Person agrees to be responsible for compliance with this Agreement by any Affiliate of such Covered Person, and any breach of this Agreement by any such Affiliates shall be deemed a breach by such Covered Person.

13.    Spouses. Each Spouse of a Covered Person (if applicable) hereby represents, warrants and covenants to Holdco that such Spouse shall not assert or enforce, and does hereby waive, any rights granted under any community property statue with respect to the Subject Securities that would adversely affect (x) the covenants made by such Covered Person pursuant to this Agreement or (y) the transactions contemplated by the Merger Agreement and the other Transaction Documents.

[Signature page follows]

Annex C-6

Very truly yours,
KOITO MANUFACTURING CO., LTD.
By:	/s/ Michiaki Kato
	Name:	Michiaki Kato
	Title:	President and COO
PROJECT CAMARO HOLDINGS, LLC
By:	KOITO MANUFACTURING CO., LTD., as its sole member
By:	/s/ Hideharu Konagaya
	Name:	Hideharu Konagaya
	Title:	Executive Vice President

[Signature Page to Rollover Agreement]

Annex C-7

Accepted and Agreed to:

COVERED PERSON		SPOUSE (if applicable)
By:	/s/ Jun Pei	/s/ Yiyan Liu
	Jun Pei	Yiyan Liu

Total number of shares of Common Stock beneficially owned by such Covered Person:

2,583,620

The Committed Rollover Shares: 1,291,810 shares of Common Stock

Address for notices:
with a copy to:
Cepton, Inc. 399 West Trimble Road San Jose, CA 95131 Attention: Dr. Jun Pei Email: jun.pei@cepton.com

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025

Attention: Paul Sieben
Email: psieben@omm.com

Attention: Noah Kornblith
Email: nkornblith@omm.com

Attention: Viq Shariff
Email: vshariff@omm.com

[Signature Page to Rollover Agreement]

Annex C-8

Accepted and Agreed to:
COVERED PERSON		SPOUSE (if applicable)
By:	/s/ Mark McCord	/s/ Libby McCord
	Mark McCord	Libby McCord

Total number of shares of Common Stock beneficially owned by such Covered Person:

1,031,771

The Committed Rollover Shares: 515,886 shares of Common Stock

Address for notices:
with a copy to:
Cepton, Inc. 399 West Trimble Road San Jose, CA 95131	O’Melveny & Myers LLP 2765 Sand Hill Road Menlo Park, CA 94025
Attention: Dr. Mark McCord Email: mark.mccord@cepton.com	Attention: Paul Sieben Email: psieben@omm.com
Attention: Noah Kornblith Email: nkornblith@omm.com
Attention: Viq Shariff Email vshariff@omm.com

[Signature Page to Rollover Agreement]

Annex C-9

Accepted and Agreed to:
COVERED PERSON		SPOUSE (if applicable)
By:	/s/ Yupeng Cui	/s/ Nannan Tao
	Yupeng Cui	Nannan Tao

Total number of shares of Common Stock beneficially owned by such Covered Person:

953,098

The Committed Rollover Shares: 476,549 shares of Common Stock

Address for notices:
with a copy to:
Cepton, Inc. 399 West Trimble Road San Jose, CA 95131	O’Melveny & Myers LLP 2765 Sand Hill Road Menlo Park, CA 94025
Attention: Yupeng Cui Email: yupeng.cui.@cepton.com	Attention: Paul Sieben Email: psieben@omm.com
Attention: Noah Kornblith Email: nkornblith@omm.com
Attention: Viq Shariff Email vshariff@omm.com

[Signature Page to Rollover Agreement]

Annex C-10

Annex D

July 29, 2024

Personal and Confidential

Special Committee of the Board of Directors of Cepton, Inc.
399 W. Trimble Rd.
San Jose, CA 95131

Members of the Special Committee of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the common stock (the “Company Common Stock”) other than Parent, Merger Sub or any of their respective Affiliates or the Rolling Stockholders (such other stockholders, the “Unaffiliated Stockholders”) of Cepton, Inc., a Delaware corporation (the “Company”), of the Merger Consideration (as defined below) to be paid to such Unaffiliated Stockholders pursuant to the Agreement and Plan of Merger, dated July 29, 2024 (the “Agreement”), to be entered into among the Company, Koito Manufacturing Co., Ltd., a corporation organized under the laws of Japan (“Parent”), and Project Camaro Merger Sub, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of Parent (“Merger Sub”). We have been advised that under the Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and an indirect subsidiary of Parent (the “Merger”) on the terms and subject to the conditions set forth in the Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended, under which, except as otherwise provided in Article 2 of the Agreement, each outstanding share of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $3.17 in cash (the “Merger Consideration”). The terms of the Merger are more fully set forth in the Agreement and capitalized terms used but not defined herein have the meanings ascribed to such terms in the Agreement.

In connection with our review of the Merger, and in arriving at our opinion, we have made such reviews, analyses, and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

(i)          reviewed the Company’s audited financial statements for the years ended December 31, 2021, 2022, and 2023;

(ii)         reviewed the Company’s unaudited interim financial statements for the three months ended March 31, 2024 and the Company’s preliminary unaudited interim financial statements for the three months ended June 30, 2024;

(iii)        reviewed a detailed financial projection model for the years ending December 31, 2024 through 2028 provided to us by management of the Company;

(iv)        reviewed other internal documents, including the data room prepared by the Company and its advisors, relating to the history, past and current operations, financial conditions and expected outlook of the Company, provided to us by management of the Company and its advisors;

(v)         reviewed documents related to the Proposed Transaction, including the Agreement;

(vi)        reviewed various press releases, internal presentation and marketing materials prepared by the management of the Company, industry and market reports, research reports and white papers;

(vii)       discussed the information above with members of the management of the Company and had discussions concerning the information referred to above and the background and other elements of the Merger, the financial condition, current operating results, and business outlook for the Company; and

(viii)      performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including an analysis of comparable public companies that Craig-Hallum

Annex D-1

deemed relevant, a review of publicly available information for selected M&A transactions to determine the premiums (or discounts) paid over recent trading prices prior to announcement of the transaction, and a discounted cash flow analysis.

In addition, we have conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as we have deemed necessary in arriving at our opinion.

We have relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to us or discussed with or reviewed by us. We have further relied upon the assurances of the management of the Company that the financial information provided by the Company has been prepared on a reasonable basis in accordance with industry practice, and that they are not aware of any information or facts that would make any information provided to us incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of this opinion, we have assumed that with respect to financial forecasts, estimates and other forward-looking information reviewed by us, such information has been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of the Company as to the expected future results of operations and financial condition of the Company. We express no opinion as to any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based. We have relied, with your consent, on advice of the outside counsel and the independent accountants to the Company, and on the assumptions of the management of the Company, as to all accounting, legal, tax, and financial reporting matters with respect to the Company, the Merger, and the Agreement.

In arriving at our opinion, we have assumed that the executed Agreement will be in all material respects identical to the last draft reviewed by us, unless otherwise noted herein. We have relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (ii) each party to such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, (iii) the Merger will be consummated pursuant to the terms of the Agreement without amendments thereto, (iv) all conditions to the consummation of the Merger will be satisfied without waiver by any party of any conditions or obligations thereunder and (v) that there will not be any adjustment to Company’s capital structure prior to the Merger that results in any adjustment to the Merger Consideration. Additionally, we have assumed that all the necessary regulatory approvals and consents required for the Merger will be obtained in a manner that will not adversely affect Company or the contemplated benefits of the Merger.

In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent, or other) of the Company, and have not been furnished or provided with any such appraisals or valuations, nor have we evaluated the solvency of the Company under any state or federal law relating to bankruptcy, insolvency, fraudulent conveyance, or similar matters. The analyses performed by us in connection with this opinion were going concern analyses. We express no opinion regarding the liquidation value of the Company or any other entity. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or any of their affiliates is a party or may be subject, and at the direction of the Company and with its consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have also assumed that the Company is not party to any material pending transaction, including without limitation any financing, recapitalization, acquisition or merger, divestiture, or spin-off, other than the Merger.

This opinion is necessarily based upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof; events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We are not expressing any opinion herein as to the price at which shares of Company Common Stock may trade following announcement of the Merger or at any future time. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

As you are aware, the credit, financial and stock markets have from time-to-time experienced unusual volatility. We express no opinion or view as to any potential effects of such volatility on the Merger, and the opinion does not address potential developments in any such markets. In addition, we express no opinion or view as to any potential effects of the COVID-19 pandemic or other national or international events on the Merger or the Company.

Annex D-2

We have been engaged by the Special Committee of the Board of Directors of the Company for rendering this opinion. The opinion fee is not contingent upon the consummation of the Merger or the conclusions reached in our opinion. We have also been engaged by the Special Committee of the Board of Directors of the Company to serve as financial advisor in connection with the Merger. In consideration for serving as financial advisor, we will receive a fee in connection with the consummation of the Merger. The Company has also agreed to indemnify us against certain liabilities and reimburse us for certain expenses in connection with our services. In the ordinary course of our business, we and our affiliates may actively trade securities of the Company for our own account or the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is provided to the Special Committee of the Board of Directors of the Company in connection with its consideration of the Merger and is not intended to be and does not constitute a recommendation to any Unaffiliated Stockholder of the Company. This opinion shall not be disclosed, referred to, published, or otherwise used (in whole or in part), nor shall any public references to us be made, without our prior written approval. This opinion has been approved for issuance by the Craig-Hallum Opinion Committee.

This opinion addresses solely the fairness, from a financial point of view, to the Unaffiliated Stockholders of the Company Common Stock of the Merger Consideration set forth in the Agreement and does not address any other terms or agreement relating to the Merger or any other terms of the Agreement. We were not requested to opine as to, and this opinion does not address, the basic business decision to proceed with or effect the Merger, the merits of the Merger relative to any alternative transaction or business strategy that may be available to the Company, or any other terms contemplated by the Agreement. With respect to the Merger Consideration payable under the Agreement, this opinion relates solely to the aggregate consideration payable to the Unaffiliated Stockholders based upon the valuation of the entire Company; we did not analyze any other class of securities and we do not express any opinion regarding the consideration allocated or paid to any individual stockholders. Furthermore, we express no opinion with respect to the amount or nature of compensation to any officer, director, or employee of any party to the Merger, or any class of such persons, relative to the compensation to be received by holders of Company Common Stock in the Merger or with respect to the fairness of any such compensation.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that the Merger Consideration to be paid by the Parent to the Unaffiliated Stockholders of the Company Common Stock in the Merger is fair, from a financial point of view, as of the date hereof.

Very truly yours,
/s/ Craig-Hallum Capital Group LLC
Craig-Hallum Capital Group LLC

Annex D-3

PRELIMINARY PROXY CARD YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet or Telephone - QUICK EASY CEPTON, INC. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by.m., Time, on, 2024. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. To attend; https://www.cstproxy.com/xxxxxxxx/2024 PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” PROPOSALS. Please mark your votes like this Proposal 1: Approval of a proposal to adopt the Agreement and Plan of Merger {as it may be amended from time to time), dated July 29, 2024, by and among the Company, KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan {“Parent”), and Project Camaro Merger Sub, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of Parent (the “Merger Agreement”). FOR AGAINST ABSTAIN Proposal 2. Approval of a proposal to adjourn the special meeting a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt the Merger Agreement. NOTE: If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the proxies will vote on such matters in their discretion. CONTROL NUMBER Signature______________________________Signature, if held jointly Date, 2024 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. If signing as a corporation or partnership, please sign in full corporate or partnership, please sign in full corporate or partnership name by authorized officer.

PRELIMINARY PROXY CARD FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED CEPTON, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS DIRECTORSThe undersigned hereby appoints Jun Pei and Dennis Chang, or either of them (each a “Proxy”), as proxy of the undersigned with full power of substitution and authorizes them to vote the shares of common stock of Cepton, Inc. that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders (the “Special Meeting”) of Cepton, Inc., to be held on, 2024 at a.m. Pacific time via live web cast at https://www.cstproxy.com/xxxxxxxx/2024, or any postponement or adjournment thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued, and to be marked, dated and signed, on the other side)